UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	September 30, 2016
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continuing investment with the Metropolitan West Funds. We are pleased to provide the following Semi-Annual Report of the Metropolitan West Funds for the period ended September 30, 2016. Over the reporting period, the Funds experienced steady growth in the way of flows, with total assets across the Funds reaching $89 billion, allowing for ongoing stability and enhanced resource commitments as we look to meet, and hopefully exceed, our client expectations.

The September 30, 2016 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

Persistent demand for yield, a familiar theme since volatility abated early in the year, intensified through the middle of the year as global central bank policy remained stimulative. Appreciative of the ongoing “gift” of monetary accommodation, markets responded accordingly as corporate issuance sustained a record-breaking pace to meet robust demand - much of it overseas - for higher yielding U.S. assets. As a result, lower quality cohorts and those sectors most disaffected by January’s vigorous sell-off, such as energy and other commodity-related industries, continued to rally from early year lows, significantly outperforming the broader market. High Yield corporate bonds paced the markets with a 5.6% return in Q3, taking year-to-date returns to an impressive gain of over 15%. More speculative CCC-rated bonds have returned over 25% since the start of the year, and yields of high yield energy bonds touched a multi-year low of 7.5%. Further down the capital structure, equity markets also continued their climb as the S&P 500 Index returned more than 6% since March month-end and almost 8% year-to-date. Meanwhile, in what is now an unsurprising contrast, U.S. economic growth continued to reflect a slow recovery and low inflation still below the Federal Reserve’s (Fed) 2% target. Further, inflated asset prices are not even translating into stronger corporate balance sheets as profit margins peaked and have declined for the last five consecutive quarters. This all too apparent misalignment of economic outcomes and financial market prices has many questioning whether monetary policy measures have reached their limit. Moreover, the Fed’s muddled communication efforts, increasingly characterized by modest dissent from the Chair’s apparent dovish view, do little to inspire confidence in their monetary experiments. With its credibility on the line, will the Fed make good on what appears to be intent to hike by end-2016? Markets seem to think so, for now.

Impressive returns have not been confined to lower quality areas of the market, with broad-based gains realized across the credit markets. Investment grade corporates returned 5% over the reporting period, led by industrials which benefitted from stabilizing oil prices and resultant demand for commodity-related sectors. Among securitized products, non-agency mortgage-backed securities (MBS) continued to profit from steady sponsorship and strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved. Commercial MBS (CMBS) gained just under 3% and saw excess returns over Treasuries of 130 basis points, led by non-agency issues as private label issuance remained well below year-ago levels, while significantly higher year-over-year issuance in the agency CMBS space resulted in the sector’s relative underperformance. Agency MBS remained well-sponsored by foreign investors given negative yields abroad and continued reinvestment in the asset class by the Fed, also delivering a positive return of 1.7% over the period. Consumer asset-backed securities (ABS) were up a modest 1.4%, however, student loan ABS outperformed as uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and proved less negative than the market expected. Finally, as risk appetite remained strong and expectations rose for a possible Fed hike in September, Treasury yields moved higher across the curve and partially unwound the post-Brexit rally. Short and intermediate yields led, with the 2-Year up 18 basis points to 0.76%, the 5-Year 15 basis points higher to 1.15%, and the 10-Year up 12 basis points to 1.59%, while the 30-Year rose just 3 basis points to end at 2.32%. By the end of September, lower risk premiums and higher Treasury yields from mid-year translated into a modest quarterly gain of 0.5% for the Bloomberg Barclays U.S. Aggregate Index, but a 2.7% reporting period return.

1 / Semi-Annual Report September 2016

The Economy and Market Ahead

Despite several years of Fed accommodation, economic outcomes continue to fall short of expectations, with three quarterly GDP readings prior to the third quarter coming in at annualized growth rates of less than 1.5%, two of them sub-1%. While failing to deliver anticipated growth, these policies have nonetheless suppressed market volatility and delayed re-pricing based on the fundamentals. Dampened returns and muted risks have also encouraged investors to reach for performance, overlooking some of the downside perils. The growing misalignment between outcomes and valuations is unsustainable, with it unlikely that sufficient growth can take place, absent a highly improbable surge in productivity, to justify current price levels in many markets.

So, with valuations pushing higher across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Further, mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, the Funds remain defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. Duration profiles remain shorter than their respective benchmark indices, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains a relative underweight and favors financials over industrials. In the multi-sector Funds, small allocations to high yield focus on higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve, however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS positioning for the MetWest Total Return Bond Fund is largely in line with the Bloomberg Barclays U.S. Aggregate Bond Index and represents a good liquid alternative to Treasuries and defensive coverage. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. Finally, the ABS overweight is focused on student loan receivables backed by the Federal Family Educational Loan Program (FFELP), which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

Data sources for the discussion above include Bloomberg Barclays, JPMorgan and Merrill Lynch. Effective August 24, 2016, Barclays Indices were rebranded to Bloomberg Barclays.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.52% (net of fees) for the six-month period ended September 30, 2016, outpacing the Merrill Lynch 1-Year U.S. Treasury Index by approximately 18 basis points. The allocation to corporate credit contributed to returns as short investment grade credit outperformed the broader market while the small exposure to high yield also benefitted performance given the over 11% return for this lower quality cohort during the period. Another driver of performance was the Fund’s exposure to high quality, senior non-agency residential MBS, which benefitted from a solid technical backdrop of negative net issuance and steady sponsorship, combined with strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved. Additionally, returns for the six month period benefitted on the margin from the defensive duration position as short U.S. Treasury yields moved higher.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.68%	0.54%	0.63%	1.67%	1.10%	1.96%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.35%	0.54%	0.35%	0.32%	1.53%	1.68%
MWUIX (Inception: July 31, 2004)	0.52%	0.71%	0.79%	1.83%	1.24%	1.70%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.35%	0.54%	0.35%	0.32%	1.53%	1.75%

For MWUSX, the total expense ratio is 0.70% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.50% and the net expense ratio is 0.34%.*

Semi-Annual Report September 2016 / 2

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 1.07% (net of fees) for the six-month period ended September 30, 2016, outpacing the Merrill Lynch 1-3 Year U.S.Treasury Index by 65 basis points. The allocation to corporate credit contributed to returns as short investment grade credit outperformed the broader market while the small exposure to high yield also benefitted performance given the over 11% return for this lower quality cohort during the period. Another driver of performance was the Fund’s exposure to high quality, senior non-agency residential MBS, which benefitted from a solid technical backdrop of negative net issuance and steady sponsorship, combined with strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved. Additionally, returns for the six month period benefitted on the margin from the defensive duration position as short U.S. Treasury yields moved higher.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.83%	1.07%	1.11%	2.55%	2.60%	3.89%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.85%	0.69%	2.25%	3.46%
MWLIX (Inception: March 31, 2000)	1.07%	1.41%	1.37%	2.79%	2.81%	3.51%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.85%	0.69%	2.25%	3.06%
MWLNX (Inception: September 22, 2009)	0.91%	1.06%	1.01%	2.42%	—	3.85%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.85%	0.69%	—	1.05%

For MWLDX, the total expense ratio is 0.61% and the net expense ratio is 0.61%. For MWLIX, the total expense ratio is 0.38% and the net expense ratio is 0.38%. For MWLNX, the total expense ratio is 0.72% and the net expense ratio is 0.72%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 1.83% (net of fees) for the six-month period ended September 30, 2016, outpacing the Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index) by 8 basis points. The relative underweight to investment grade credit overall weighed on performance, particularly the smaller than Index allocation to commodity-related sectors which continued to experience a significant rally after hitting lows earlier in the year, with intermediate metals & mining credits posting over 660 basis points of excess return over U.S. Treasuries during the period. An additional modest drag came from the Fund’s continued short duration profile amidst a backdrop of lower intermediate Treasury rates. However, more than offsetting these factors was favorable issue selection among corporates, with a specific focus on strong U.S. banking credits, as well as the overweight to structured products. In particular, returns benefitted from the allocation to higher quality, floating rate, senior non-agency residential MBS given higher yields and relatively steady prices. Negative net issuance and steady sponsorship, combined with strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved, continued to support the legacy non-agency MBS market. Meanwhile, exposure to government guaranteed student loan ABS also benefitted returns as downgrade uncertainty dissipated over the summer once rating actions by Moody’s and Fitch began to materialize and were less negative than anticipated.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.69%	2.80%	2.31%	3.39%	5.01%	4.71%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	1.75%	3.52%	2.79%	2.44%	4.16%	3.72%
MWIIX (Inception: June 28, 2002)	1.83%	3.16%	2.58%	3.62%	5.25%	5.68%
Bloomberg Barclays Intermediate U.S. Government/Credit Index (formerly known as the Barclays Capital Intermediate U.S. Government/Credit Index)	1.75%	3.52%	2.79%	2.44%	4.16%	4.20%

For MWIMX, the total expense ratio is 0.70% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.44% and the net expense ratio is 0.44%.*

3 / Semi-Annual Report September 2016

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 2.74% (net of fees) for the six-month period ended September 30, 2016, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) by 6 basis points. The relative underweight to investment grade credit overall weighed on performance, particularly the smaller than Index allocation to commodity-related sectors which continued to experience a significant rally after hitting lows earlier in the year, with intermediate metals & mining credits posting over 660 basis points of excess return over U.S. Treasuries during the period. An additional drag came from the Fund’s short duration profile amidst a backdrop of lower intermediate and long Treasury rates. However, more than offsetting these factors was favorable issue selection among corporates, with a specific focus on strong U.S. banking credits, as well as the overweight to structured products. In particular, returns benefitted from the allocation to up in quality, floating rate, senior non-agency residential MBS given higher yields and relatively steady prices. Negative net issuance and steady sponsorship, combined with strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved continued to support the legacy non-agency MBS market. Meanwhile, exposure to government guaranteed student loan ABS also benefitted returns as downgrade uncertainty dissipated over the summer once rating actions by Moody’s and Fitch began to materialize and were less negative than anticipated.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.62%	4.48%	3.76%	4.60%	6.25%	6.65%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.68%	5.19%	4.02%	3.08%	4.79%	5.62%
MWTIX (Inception: March 31, 2000)	2.74%	4.82%	4.01%	4.83%	6.48%	6.54%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.68%	5.19%	4.02%	3.08%	4.79%	5.42%
MWTNX (Inception: December 18, 2009)	2.56%	4.46%	3.66%	4.45%	—	5.39%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.68%	5.19%	4.02%	3.08%	—	4.06%
MWTSX (Inception: August 1, 2011)	2.78%	4.87%	4.07%	4.79%	—	4.72%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	2.68%	5.19%	4.02%	3.08%	—	3.41%

For MWTRX, the total expense ratio is 0.66% and the net expense ratio is 0.66%. For MWTIX, the total expense ratio is 0.42% and the net expense ratio is 0.42%. For MWTNX, the total expense ratio is 0.79% and the net expense ratio is 0.79%. For MWTSX, the total expense ratio is 0.37% and the net expense ratio is 0.37%.*

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The near constant run-up in valuations in the high yield market since the abatement of volatility earlier this year delivered a substantial 5.82% gain to the MetWest HighYield Bond Fund – I Class (“Fund”) over the six month reporting period. However, after benefitting on a relative basis from a highly defensive orientation as late 2015’s tumult spilled into early 2016, the vigorous rally left the Fund trailing the 11.38% return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap). Accounting for the shortfall to the Index was an elevated cash exposure along with an underweight to exceptional returns in commodity-oriented sectors, particularly energy and metals & mining, both of which were up more than 25% on the reporting period. From an issuer perspective, former GE affiliate Homer City proceeded with its restructuring, with prices easing and detracting from performance over the six months.

With yield spreads tightening across credit markets and the most vulnerable sectors defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that we are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The Fund’s duration profile remains shorter than that of the Index, while sector allocation is conservative favoring higher quality, asset heavy, and lower beta holdings that will likely have the credit resilience to withstand late cycle volatility.

Semi-Annual Report September 2016 / 4

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	5.69%	6.29%	2.54%	6.12%	6.50%	8.66%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	11.38%	12.74%	5.29%	8.33%	7.79%	9.42%
MWHIX (Inception: March 31, 2003)	5.82%	6.55%	2.79%	6.39%	6.77%	7.88%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap (formerly known as the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap)	11.38%	12.74%	5.29%	8.33%	7.79%	8.69%

For MWHYX, the total expense ratio is 0.89% and the net expense ratio is 0.85%. For MWHIX, the total expense ratio is 0.61% and the net expense ratio is 0.60%.*

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 2.96% (net of fees) for the six-month period ended September 30, 2016, outpacing the Merrill Lynch U.S. LIBOR 3-Month Average Index by over 260 basis points. Outperformance was largely due to the Fund’s exposure to investment grade and high yield corporate credit exposure, which outpaced Treasuries by nearly 280 and 1020 basis points, respectively, during the period, driven by the rally in commodity-related sectors from early year losses. Within industrials, a focus on strong performing consumer non-cyclicals, communications, and midstream energy credits benefitted returns. Outside of the corporate space, non-agency MBS (particularly alt-A and subprime issues) was the next largest contributor to performance, with the sector continuing to profit from steady sponsorship and strengthening fundamentals as home prices continued to rise and borrower profiles of the underlying collateral improved. Finally, Fund duration of approximately 1.4 years boosted returns as UST rates beyond 3 years fell, with the 10-Year down by approximately 17 basis points from March month-end to end of September at 1.60%.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	2.79%	3.39%	2.76%	6.63%	—	6.63%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.34%	0.57%	0.36%	0.37%	—	0.37%
MWCIX (Inception: October 1, 2011)	2.95%	3.62%	3.08%	6.89%	—	6.89%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.34%	0.57%	0.36%	0.37%	—	0.37%

For MWCRX, the total expense ratio is 1.04% and the net expense ratio is 1.04%. For MWCIX, the total expense ratio is 0.72% and the net expense ratio is 0.72%.

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

For the six month period ended September 30, 2016, the MetWest Floating Rate Income Fund – I Class (“Fund”) gained 3.96% (net of fees), but trailed the S&P/LSTA Leveraged Loan Index (“Index”) by 208 basis points. Relative underperformance was due to an overweight to higher quality and defensive names, which lagged lower quality and higher beta sectors that significantly outpaced the Index such as metals/minerals (+37.2%) and energy (+33.6%). In addition, fund holdings in the consumer cyclical and communication sectors detracted from performance, though contributions from selections among utilities, banking and capital goods helped to offset the drag.

5 / Semi-Annual Report September 2016

Looking ahead, expectations are for limited upside in loans, given that over 50% of the performing loans in the Index are trading at or above par, the highest since April 2015 and a significant increase over the level of 9.1% in the second quarter. Furthermore, over 73% of the Index was bid at 99 or higher, up from 54% at the end of June following the Brexit referendum. This higher percentage of loans trading above par has allowed issuers to refinance, reprice, and aggressively pursue opportunistic transactions. Technical conditions of the market have driven returns for most of the year as increasing LIBOR and the fear of the Fed hiking rates are pushing investors into loans with demand outstripping supply. Despite less attractive valuations, the outlook for the near term remains the same. There is not enough new paper from true mergers & acquisition activity to offset demand. Without a fundamental macroeconomic event or broad-based weakness spilling in from high yield or other capital markets, the technical dynamics for loans will likely keep the asset class well bid in the near term. However, with spreads tightening across credits and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors to continue supporting the marketplace. Mounting evidence that we are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities with a bias for higher quality and senior secured positions in defensive industries as the credit cycle extends.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	3.96%	4.12%	3.34%	—	—	3.64%
S&P/LSTA Leveraged Loan Index	6.04%	5.38%	3.33%	—	—	3.44%
MWFLX (Inception: June 28, 2013)	3.96%	4.22%	3.51%	—	—	3.81%
S&P/LSTA Leveraged Loan Index	6.04%	5.38%	3.33%	—	—	3.44%

For MWFRX, the total expense ratio is 1.06% and the net expense ratio is 0.90%. For MWFLX, the total expense ratio is 0.73% and the net expense ratio is 0.70%.*

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) returned 3.03% (net of fees) for the six-month period ended September 30, 2016, outpacing the BofA Merrill Lynch 3-Month TBill (+200 basis points) Index by 187 basis points. Outperformance was largely due to the Fund’s allocation to non-agency MBS (particularly alt-A and subprime issues), with the sector continuing to profit from steady sponsorship and strengthening fundamentals as home prices continued to rise and borrower profiles of the underlying collateral improved. The next largest contributor to performance was the Fund’s exposure to investment grade and high yield corporate credit exposure, which outpaced Treasuries by nearly 280 and 1020 basis points respectively during the period, driven by the rally in commodity-related sectors from early year losses. Within corporates, a focus on strong performing U.S. banking, communications, and midstream energy credits benefitted returns. Finally, an allocation to government guaranteed student loans also benefitted returns as downgrade uncertainty dissipated over the summer once rating actions by Moody’s and Fitch began to materialize and were less negative than anticipated.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.90%	2.66%	2.27%	4.43%	3.20%	4.39%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.16%	2.28%	2.11%	2.10%	2.94%	3.36%
MWSIX (Inception: March 31, 2004)	3.03%	2.80%	2.55%	4.71%	3.45%	3.66%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.16%	2.28%	2.11%	2.10%	2.94%	3.38%

For MWSTX, the total expense ratio is 1.84% and the net expense ratio is 1.84%. For MWSIX, the total expense ratio is 1.57% and the net expense ratio is 1.57%.*

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund – I Class (“Fund”) climbed 10.36% (net of fees) for the six-month period ended September 30, 2016, delivering sizable premium to the S&P 500 Equity Index return of 6.40%. The source of outperformance owed to the Fund’s continuing allocation to non-agency MBS, as the sector benefitted from a firm investor base and a steadily improving borrower

Semi-Annual Report September 2016 / 6

profile that has loan-to-value ratios at the lowest level in nearly a decade. Additionally, the Fund was the beneficiary of a settlement of crisis-era claims regarding the quality of underwriting that contributed to the gain over the Index. Corporate credit exposure was additive as well over the reporting period as the rally that began in February persisted through September. ABS collateralized by student loan receivables, which had weighed on returns in 2015, firmed and improved in pricing as uncertainty subsided over the status of rating agency actions regarding the impact of income-based repayment programs on maturity profiles.

	Performance Through September 30, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	10.36%	19.02%	12.16%	17.98%	7.01%	5.74%
Standard & Poor’s 500 Index	6.40%	15.43%	11.15%	16.35%	7.23%	5.56%

For MWATX, the total expense ratio is 6.58% and the net expense ratio is 0.90%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2017. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

A Disciplined Value Philosophy

One of the age-old axioms of investing underscores the benefit of diversification, from the importance of “not putting all one’s eggs in the same basket” to the promise of a “free lunch” of reduced risk without sacrificed return when thoughtfully implemented. While we certainly subscribe to the virtues of diversification, the touchstone to successful long-term investment results is predicated on a sound value-oriented philosophy, most critically, practiced with discipline. It is that discipline and a focus on preserving client capital that are the basis of achieving client objectives over the long run.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of a Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2016, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

7 / Semi-Annual Report September 2016

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended September 30, 2016 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expense Ratio[1]	Expenses Paid During Period[2]

ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,006.80	0.50%	$2.54
Class I	$1,000.00	$1,005.20	0.34%	$1.73
Hypothetical 5% Return
Class M	$1,000.00	$1,022.81	0.50%	$2.56
Class I	$1,000.00	$1,023.62	0.34%	$1.74
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,008.30	0.61%	$3.10
Class I	$1,000.00	$1,010.70	0.38%	$1.94
Administrative Class	$1,000.00	$1,009.10	0.72%	$3.67
Hypothetical 5% Return
Class M	$1,000.00	$1,022.25	0.61%	$3.13
Class I	$1,000.00	$1,023.42	0.38%	$1.95
Administrative Class	$1,000.00	$1,021.69	0.72%	$3.69

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 185 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2016 / 8

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expense Ratio[1]	Expenses Paid During Period[2]

INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,016.90	0.70%	$3.58
Class I	$1,000.00	$1,018.30	0.44%	$2.25
Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.70%	$3.59
Class I	$1,000.00	$1,023.11	0.44%	$2.26
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,026.20	0.66%	$3.39
Class I	$1,000.00	$1,027.40	0.42%	$2.16
Administrative Class	$1,000.00	$1,025.60	0.79%	$4.06
Plan Class	$1,000.00	$1,027.80	0.37%	$1.90
Hypothetical 5% Return
Class M	$1,000.00	$1,022.00	0.66%	$3.38
Class I	$1,000.00	$1,023.21	0.42%	$2.15
Administrative Class	$1,000.00	$1,021.34	0.79%	$4.05
Plan Class	$1,000.00	$1,023.47	0.37%	$1.90
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,056.90	0.85%	$4.43
Class I	$1,000.00	$1,058.20	0.60%	$3.13
Hypothetical 5% Return
Class M	$1,000.00	$1,021.03	0.85%	$4.35
Class I	$1,000.00	$1,022.30	0.60%	$3.08
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,027.90	1.04%	$5.34
Class I	$1,000.00	$1,029.50	0.72%	$3.70
Hypothetical 5% Return
Class M	$1,000.00	$1,020.07	1.04%	$5.32
Class I	$1,000.00	$1,021.69	0.72%	$3.69

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 185 days then divided by 365 (to reflect the one-half year period shown).

9 / Semi-Annual Report September 2016

	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,039.60	0.90%	$4.65
Class I	$1,000.00	$1,039.60	0.70%	$3.62
Hypothetical 5% Return
Class M	$1,000.00	$1,020.78	0.90%	$4.61
Class I	$1,000.00	$1,021.79	0.70%	$3.59
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,029.00	1.84%	$9.46
Class I	$1,000.00	$1,030.30	1.57%	$8.08
Hypothetical 5% Return
Class M	$1,000.00	$1,016.02	1.84%	$9.40
Class I	$1,000.00	$1,017.38	1.57%	$8.03
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,103.60	0.90%	$4.80
Hypothetical 5% Return	$1,000.00	$1,020.78	0.90%	$4.61

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 185 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2016 / 10

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2016 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	34.13%
U.S. Treasury Securities	24.00%
Corporate Bonds	19.46%
Commercial Mortgage-Backed	7.48%
Non-Agency Mortgage-Backed	5.94%
Foreign Government Obligations	4.20%
Asset-Backed Securities	2.14%
U.S. Treasury Bills	1.84%
Commercial Paper	0.33%
U.S. Agency Discount Notes	0.28%
Money Market RIC	0.04%
Other *	0.16%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
U.S. Treasury Securities	35.32%
Corporate Bonds	18.43%
Non-Agency Mortgage-Backed	16.11%
U.S. Agency Mortgage-Backed	15.28%
Asset-Backed Securities	7.38%
Foreign Government Obligations	4.03%
Commercial Mortgage-Backed	1.84%
Municipal Bonds	0.33%
Bank Loans	0.30%
U.S. Treasury Bills	0.21%
Commercial Paper	0.16%
Money Market RIC	0.08%
Purchased Swaptions	0.00%
Other *	0.53%
Total	100.00%

11 / Semi-Annual Report September 2016

INTERMEDIATE BOND FUND
Sector Diversification
U.S. Treasury Securities	40.57%
Corporate Bonds	27.79%
U.S. Agency Mortgage-Backed	10.59%
Non-Agency Mortgage-Backed	7.24%
Asset-Backed Securities	6.54%
Foreign Government Obligations	4.07%
U.S. Treasury Bills	3.76%
Commercial Mortgage-Backed	1.34%
U.S. Agency Discount Notes	0.70%
Bank Loans	0.29%
Money Market RIC	0.19%
Municipal Bonds	0.15%
Commercial Paper	0.13%
Other *	(3.36)%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	30.07%
U.S. Treasury Securities	26.89%
Corporate Bonds	21.52%
Non-Agency Mortgage-Backed	6.54%
Asset-Backed Securities	6.04%
U.S. Treasury Bills	4.87%
Foreign Government Obligations	3.89%
U.S. Agency Discount Notes	3.12%
Commercial Mortgage-Backed	2.53%
U.S. Agency Securities	1.46%
Municipal Bonds	0.75%
Commercial Paper	0.62%
Repurchase Agreements	0.43%
Bank Loans	0.21%
Money Market RIC	0.16%
Call Options Purchased	0.01%
Put Options Purchased	0.01%
Other *	(9.12)%
Total	100.00%

Semi-Annual Report September 2016 / 12

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	77.78%
Bank Loans	9.49%
U.S. Treasury Bills	7.28%
U.S. Agency Discount Notes	1.51%
Non-Agency Mortgage-Backed	0.76%
Common Stock	0.17%
Money Market RIC	0.09%
Warrant	0.01%
Other *	2.91%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	25.38%
Non-Agency Mortgage-Backed	23.39%
Asset-Backed Securities	12.63%
U.S. Agency Mortgage-Backed	10.59%
Commercial Mortgage-Backed	8.68%
U.S. Treasury Bills	5.98%
Foreign Government Obligations	5.51%
U.S. Treasury Securities	4.44%
U.S. Agency Securities	1.68%
U.S. Agency Discount Notes	0.65%
Bank Loans	0.54%
Commercial Paper	0.49%
Common Stock	0.36%
Municipal Bonds	0.23%
Money Market RIC	0.06%
Other *	(0.61)%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	78.21%
Corporate Bonds	8.90%
U.S. Treasury Bills	7.83%
U.S. Agency Discount Notes	3.81%
Foreign Government Obligations	2.96%
Money Market RIC	1.80%
Other *	(3.51)%
Total	100.00%

13 / Semi-Annual Report September 2016

STRATEGIC INCOME FUND
Sector Diversification
Non-Agency Mortgage-Backed	33.87%
U.S. Treasury Bills	22.59%
Corporate Bonds	17.14%
Asset-Backed Securities	13.05%
U.S. Agency Mortgage-Backed	5.29%
Foreign Government Obligations	3.80%
Commercial Mortgage-Backed	2.08%
U.S. Agency Securities	0.80%
Common Stock	0.56%
U.S. Agency Discount Notes	0.43%
Bank Loans	0.16%
Money Market RIC	0.08%
Other *	0.15%
Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification
U.S. Treasury Bills	27.06%
Corporate Bonds	24.68%
U.S. Agency Mortgage-Backed	12.56%
Non-Agency Mortgage-Backed	11.23%
Asset-Backed Securities	9.72%
Commercial Mortgage-Backed	5.10%
U.S. Treasury Securities	4.19%
Mutual Funds	1.48%
Money Market RIC	0.90%
Other *	3.08%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, options written, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2016. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report September 2016 / 14

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.15%
ASSET-BACKED SECURITIES — 2.14%**
Navient Student Loan Trust, Series 2016-2, Class A1
1.28%	06/25/65	[2,3]	$329,776	$330,832
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.13%	10/27/36	[2,3]	169,929	163,356
SLM Student Loan Trust, Series 2003-12, Class A5
1.13%	09/15/22	[2,3]	134,148	133,814
SLM Student Loan Trust, Series 2004-10, Class A6A
1.26%	04/27/26	[2,3]	770,000	764,953
SLM Student Loan Trust, Series 2004-3, Class A5
0.88%	07/25/23	[2]	535,196	531,368
SLM Student Loan Trust, Series 2005-8, Class A3
0.82%	10/25/24	[2]	4,491	4,490
SLM Student Loan Trust, Series 2006-4, Class A5
0.81%	10/27/25	[2]	257,043	256,607
SLM Student Loan Trust, Series 2012-6, Class A2
0.81%	09/25/19	[2]	118,358	118,311
SLM Student Loan Trust, Series 2013-4, Class A
1.08%	06/25/27	[2]	238,217	230,166
SLM Student Loan Trust, Series 2014-1, Class A2
0.91%	07/26/21	[2]	537,118	535,539

Total Asset-Backed Securities (Cost $3,092,889)				3,069,436

CORPORATES — 19.46%*
Banking — 2.19%
Bank of America Corp. (MTN)
6.88%	04/25/18		450,000	485,536
Bank of America N.A. (BKNT)
1.15%	06/15/17	[2]	750,000	749,733
5.30%	03/15/17		250,000	254,399
National City Bank (BKNT)
1.20%	06/07/17	[2]	700,000	699,949
Santander UK PLC (United Kingdom)
1.38%	03/13/17	[4]	400,000	399,807
UBS AG/Stamford CT (Switzerland)
1.40%	06/01/17	[2,4]	550,000	550,473

				3,139,897

Communications — 0.06%
T-Mobile USA, Inc.
6.63%	11/15/20		80,000	82,700

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 0.76%
Anheuser-Busch InBev Finance, Inc.
1.90%	02/01/19		$580,000	$585,537
Pernod Ricard SA (France)
2.95%	01/15/17	[3,4]	500,000	502,119

				1,087,656

Electric — 0.84%
Entergy Corp.
4.70%	01/15/17		400,000	402,530
Southern Co. (The)
1.30%	08/15/17		800,000	800,728

				1,203,258

Finance — 3.91%
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		1,400,000	1,503,748
Citigroup, Inc.
1.55%	08/14/17		700,000	700,990
Ford Motor Credit Co. LLC
1.72%	12/06/17		400,000	400,624
General Motors Financial Co., Inc.
3.00%	09/25/17		650,000	658,493
Goldman Sachs Group, Inc. (The)
6.15%	04/01/18		650,000	692,570
Morgan Stanley
1.60%	01/05/18	[2]	400,000	400,731
Morgan Stanley (GMTN)
5.45%	01/09/17		250,000	252,778
Morgan Stanley (MTN)
1.13%	10/18/16	[2]	260,000	260,002
Protective Life Global Funding
1.39%	06/08/18	[2,3]	750,000	751,861

				5,621,797

Health Care — 2.24%
AbbVie, Inc.
1.75%	05/06/16		650,000	652,139
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	600,000	606,400
Anthem, Inc.
1.88%	01/15/18		700,000	703,759
Express Scripts Holding Co.
1.25%	06/02/17		500,000	500,249
UnitedHealth Group, Inc.
1.13%	01/17/17	[2]	750,000	750,765

				3,213,312

See accompanying notes to Schedule of Portfolio Investments.

15 / Semi-Annual Report September 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 0.40%
Metropolitan Life Global Funding I
1.35%	09/14/18	[3]	$575,000	$574,654

Information Technology — 0.31%
Apple, Inc.
1.70%	02/22/19		435,000	440,139

Insurance — 0.35%
New York Life Global Funding
1.55%	11/02/18	[3]	500,000	502,389

Real Estate Investment Trust (REIT) — 7.42%
AvalonBay Communities, Inc. (GMTN)
5.70%	03/15/17		300,000	306,041
Camden Property Trust
5.70%	05/15/17		700,000	717,394
DDR Corp. (MTN)
7.50%	07/15/18		400,000	438,348
Duke Realty LP
6.50%	01/15/18		800,000	851,118
Essex Portfolio LP
5.50%	03/15/17		650,000	661,308
HCP, Inc.
6.00%	01/30/17		1,100,000	1,115,822
Highwoods Realty LP
5.85%	03/15/17		750,000	763,563
Kimco Realty Corp. (MTN)
4.30%	02/01/18		750,000	772,747
Liberty Property LP
6.63%	10/01/17		712,000	745,354
Prologis LP
4.00%	01/15/18		600,000	615,395
Realty Income Corp.
2.00%	01/31/18		650,000	654,383
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		865,000	870,470
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	1,250,000	1,252,621
Welltower, Inc.
2.25%	03/15/18		750,000	756,789
4.70%	09/15/17		130,000	133,909

				10,655,262

Transportation — 0.98%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		283,442	318,164

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[2]	$1,100,000	$1,096,040

				1,414,204

Total Corporates
(Cost $27,877,198)				27,935,268

MORTGAGE-BACKED — 47.55%**
Commercial Mortgage-Backed — 7.48%
CD Mortgage Trust, Series 2006-CD3, Class A5
5.62%	10/15/48		67,234	67,186
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A1S
5.61%	10/15/48		207,760	208,075
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	60,975	60,993
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	62,114	62,606
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[3]	597,377	620,845
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A1
1.08%	07/15/45		125,853	125,546
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		2,138	2,140
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3
5.34%	05/15/47		63,174	63,187
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	86,516	86,439
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4
5.88%	02/12/49	[2]	225,319	228,241
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		25,359	25,478
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4
5.94%	06/15/49	[2]	752,317	762,774

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 16

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class ASB
5.94%	06/15/49	[2]	$35,060	$35,044
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	1,358	1,357
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	1,100,000	1,139,751
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4,
Class A3
4.11%	07/15/46	[3]	967,352	1,005,756
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[2]	750,409	761,376
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A
6.01%	06/12/50	[2]	559,157	567,628
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4
5.49%	03/12/51	[2]	700,000	707,114
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		1,336,448	1,348,701
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.89%	06/15/49	[2]	1,390,000	1,413,087
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A
5.61%	05/15/46	[2]	754,013	767,626
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3
5.68%	05/15/46		661,767	673,566

				10,734,516

Non-Agency Mortgage-Backed — 5.94%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
7.40%	06/25/32		29,727	28,523
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
3.24%	05/25/35	[2]	381,274	355,223
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		7,286	7,691
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.26%	02/25/33	[2]	2,121	2,091

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.69%	02/25/47	[2]	$153,378	$148,100
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.96%	10/25/35	[2]	129,912	130,155
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.26%	02/25/34	[2]	90,938	90,378
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[2]	1,025,918	1,020,371
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		105,962	111,066
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.90%	11/25/32	[2]	152,087	142,244
Credit Suisse Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	45,855	45,896
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.90%	07/19/44	[2]	253,476	246,161
Fremont Home Loan Trust, Series 2005-C, Class M1
1.01%	07/25/35	[2]	191,168	191,830
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		22	21
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.31%	07/25/34		13,669	14,162
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.73%	11/20/36	[2]	307,456	307,520
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.31%	12/25/34	[2]	582,685	491,534
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
3.24%	10/25/34	[2]	338,527	325,345
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	24,478	24,391
JPMorgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M3
1.31%	07/25/35	[2]	583,952	580,710
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.75%	04/25/35	[2]	328,273	327,933

See accompanying notes to Schedule of Portfolio Investments.

17 / Semi-Annual Report September 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.25%	01/25/34	[2]	$13,070	$12,843
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
3.10%	10/25/34	[2]	500,292	464,999
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	6,144	5,892
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.64%	03/25/47	[2]	155,807	154,599
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.92%	10/25/32	[2]	62,695	62,964
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
0.68%	07/25/36	[2]	586,722	574,119
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
3.18%	12/25/32	[2]	200,967	198,955
Mid-State Trust VI, Series 2006, Class A4
7.79%	07/01/35		20,872	22,128
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.83%	12/25/35	[2]	583,515	575,887
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		55,391	55,676
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	11,581
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		73,460	74,636
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.02%	12/25/34	[2]	198,079	197,969
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.85%	01/25/36	[2]	207,310	206,474
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.67%	12/25/36	[2]	108,991	108,853
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.27%	06/25/58	[2,3]	703,696	704,344
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.68%	10/25/31	[2]	31,813	31,775

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	$3,171,849	$44,439
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,5]	1,243	121
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.91%	06/25/42	[2]	56,049	54,157
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.90%	06/25/33	[2]	154,380	153,948
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
1.03%	06/25/35	[2]	283,669	226,903

				8,534,607

U.S. Agency Mortgage-Backed — 34.13%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
0.85%	04/25/20	[2]	699,428	698,034
Fannie Mae Pool 111643
2.69%	09/01/20	[2]	4,489	4,528
Fannie Mae Pool 254548
5.50%	12/01/32		212,913	242,122
Fannie Mae Pool 467572
3.80%	04/01/18		1,098,304	1,128,644
Fannie Mae Pool 523829
8.00%	11/01/19		40,611	42,943
Fannie Mae Pool 555098
2.74%	11/01/32	[2]	43,092	45,742
Fannie Mae Pool 555424
5.50%	05/01/33		140,957	160,079
Fannie Mae Pool 567002
8.00%	05/01/23		36,334	40,565
Fannie Mae Pool 646884
2.29%	05/01/32	[2]	4,444	4,557
Fannie Mae Pool 648860
6.50%	05/01/17		19,219	19,413
Fannie Mae Pool 655133
7.00%	08/01/32		24,132	27,663
Fannie Mae Pool 655151
7.00%	08/01/32		16,451	17,650
Fannie Mae Pool 762525
6.50%	11/01/33		29,617	33,329
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	253,973	260,876
Fannie Mae Pool 893489
2.87%	09/01/36	[2]	32,714	34,272

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 18

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$118,166	$130,321
Fannie Mae Pool AE0443
6.50%	10/01/39		173,246	199,926
Fannie Mae Pool AL0851
6.00%	10/01/40		150,404	172,674
Fannie Mae REMICS, Series 1988-12, Class A
4.31%	02/25/18	[2]	2,873	2,906
Fannie Mae REMICS, Series 1993-80, Class S
10.24%	05/25/23	[2]	1,926	2,223
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,231	2,854
Fannie Mae REMICS, Series 2001-60, Class OF
1.48%	10/25/31	[2]	187,833	190,728
Fannie Mae REMICS, Series 2002-30, Class FB
1.53%	08/25/31	[2]	252,659	257,142
Fannie Mae REMICS, Series 2003-117, Class XF
0.88%	08/25/33	[2]	160,834	159,488
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[2]	27,781	35,913
Fannie Mae REMICS, Series 2003-134, Class FC
1.13%	12/25/32	[2]	792,371	796,648
Fannie Mae REMICS, Series 2003-29, Class F
1.03%	12/25/32	[2]	418,976	420,184
Fannie Mae REMICS, Series 2003-64, Class KS
8.96%	07/25/18	[2]	42,634	44,170
Fannie Mae REMICS, Series 2004-38, Class FT
0.96%	10/25/33	[2]	431,420	432,824
Fannie Mae REMICS, Series 2004-60, Class FW
0.98%	04/25/34	[2]	750,310	754,330
Fannie Mae REMICS, Series 2004-79, Class F
0.83%	08/25/32	[2]	193,290	193,358
Fannie Mae REMICS, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	10,757
Fannie Mae REMICS, Series 2005-57, Class EG
0.83%	03/25/35	[2]	532,915	533,234

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-56, Class FD
0.78%	07/25/36	[2]	$529,404	$528,553
Fannie Mae REMICS, Series 2006-84, Class WF
0.83%	02/25/36	[2]	233,231	233,655
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
6.17%	07/25/37	[2]	245,640	43,995
Fannie Mae REMICS, Series 2008-47, Class PF
1.03%	06/25/38	[2]	106,941	107,360
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		96,645	103,267
Fannie Mae REMICS, Series 2009-33, Class FB
1.35%	03/25/37	[2]	248,396	251,849
Fannie Mae REMICS, Series 2010-109, Class PF
0.93%	10/25/40	[2]	146,876	147,220
Fannie Mae REMICS, Series 2010-119, Class FK
1.03%	04/25/40	[2]	184,086	184,361
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.70%	11/25/36	[2]	776,671	141,088
Fannie Mae REMICS, Series 2010-35, Class FL
0.98%	07/25/38	[2]	539,026	540,039
Fannie Mae REMICS, Series 2011-124, Class DF
0.98%	08/25/40	[2]	1,027,057	1,030,122
Fannie Mae REMICS, Series 2011-71, Class FB
1.03%	05/25/37	[2]	347,485	349,817
Fannie Mae REMICS, Series 2011-8, Class PF
1.03%	01/25/40	[2]	288,743	289,892
Fannie Mae REMICS, Series 2012-19, Class FP
1.03%	12/25/39	[2]	1,121,650	1,135,131
Fannie Mae REMICS, Series 2012-33, Class F
1.05%	04/25/42	[2]	1,075,661	1,084,152
Fannie Mae REMICS, Series 2013-75, Class FC
0.78%	07/25/42	[2]	1,027,526	1,018,306
Fannie Mae REMICS. Series 2004-92, Class FD
0.88%	05/25/34	[2]	998,238	1,000,541

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		$638,701	$640,351
Fannie Mae-Aces, Series 2014-M12, Class FA
0.81%	10/25/21	[2]	311,572	310,452
Freddie Mac Gold Pool C90237
6.50%	11/01/18		13,258	14,517
Freddie Mac Gold Pool C90474
7.00%	08/01/21		30,583	32,878
Freddie Mac Gold Pool D93410
6.50%	04/01/19		12,012	13,306
Freddie Mac Gold Pool G13107
5.50%	07/01/20		103,955	106,383
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		690,324	708,221
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		490,687	499,115
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
0.87%	09/25/21	[2]	883,989	883,335
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
0.88%	08/25/23	[2]	965,723	967,281
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		855,000	917,506
Freddie Mac Non Gold Pool 775554
2.27%	10/01/18	[2]	593	596
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	89	89
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		4,541	5,017
Freddie Mac REMICS, Series 2368, Class AF
1.47%	10/15/31	[2]	102,645	104,205
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		3,327	173
Freddie Mac REMICS, Series 2733, Class FB
1.12%	10/15/33	[2]	1,060,000	1,065,815

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2763, Class FC
0.87%	04/15/32	[2]	$704,825	$705,262
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		28,620	29,310
Freddie Mac REMICS, Series 2990, Class DE
0.90%	11/15/34	[2]	891,961	895,748
Freddie Mac REMICS, Series 2990, Class LE
0.84%	10/15/34	[2]	713,647	715,793
Freddie Mac REMICS, Series 3001, Class HS
15.44%	02/15/35	[2]	11,893	12,523
Freddie Mac REMICS, Series 3066, Class PF
0.82%	04/15/35	[2]	1,390,110	1,389,114
Freddie Mac REMICS, Series 3085, Class FW
1.22%	08/15/35	[2]	929,714	944,474
Freddie Mac REMICS, Series 3196, Class FA
0.87%	04/15/32	[2]	931,345	933,174
Freddie Mac REMICS, Series 3300, Class FA
0.82%	08/15/35	[2]	865,251	863,364
Freddie Mac REMICS, Series 3325, Class NF
0.82%	08/15/35	[2]	173,817	173,437
Freddie Mac REMICS, Series 3346, Class FA
0.75%	02/15/19	[2]	263,853	264,031
Freddie Mac REMICS, Series 3652, Class PF
1.27%	07/15/32	[2]	86,799	87,353
Freddie Mac REMICS, Series 3767, Class JF
0.82%	02/15/39	[2]	952,304	951,471
Freddie Mac REMICS, Series 3792, Class DF
0.92%	11/15/40	[2]	1,004,611	1,006,178
Freddie Mac REMICS, Series 3806, Class DF
0.92%	08/15/25	[2]	395,797	396,797
Freddie Mac REMICS, Series 3828, Class TF
0.92%	04/15/29	[2]	290,813	291,541
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		853,930	876,160

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 20

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3845, Class FQ
0.77%	02/15/26	[2]	$675,362	$671,400
Freddie Mac REMICS, Series 3895, Class BF
1.02%	07/15/41	[2]	464,911	466,738
Freddie Mac REMICS, Series 3946, Class FG
0.87%	10/15/39	[2]	715,678	716,648
Freddie Mac REMICS, Series 4109, Class KF
0.92%	05/15/32	[2]	714,127	714,192
Freddie Mac Strips, Series 263, Class F5
1.02%	06/15/42	[2]	730,198	728,772
Ginnie Mae II Pool 80546
2.00%	10/20/31	[2]	17,059	17,680
Ginnie Mae II Pool 80610
2.13%	06/20/32	[2]	199,627	207,307
Ginnie Mae II Pool 80614
1.88%	07/20/32	[2]	26,108	27,194
Ginnie Mae II Pool 80687
2.13%	04/20/33	[2]	153,093	159,091
Ginnie Mae II Pool 8339
2.00%	12/20/23	[2]	28,431	29,192
Ginnie Mae II Pool 8684
1.88%	08/20/25	[2]	40,866	42,261
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	363,186	371,981
Ginnie Mae, Series 2001-22, Class FK
0.88%	05/16/31	[2]	1,127,030	1,129,220
Ginnie Mae, Series 2001-51, Class FA
1.03%	10/16/31	[2]	1,093,686	1,099,805
Ginnie Mae, Series 2002-16, Class FV
0.93%	02/16/32	[2]	1,222,778	1,226,691
Ginnie Mae, Series 2002-20, Class FC
0.83%	03/16/32	[2]	417,664	417,431
Ginnie Mae, Series 2002-72, Class FB
0.93%	10/20/32	[2]	276,493	277,651
Ginnie Mae, Series 2002-72, Class FC
0.93%	10/20/32	[2]	263,704	264,809
Ginnie Mae, Series 2003-42, Class FA
0.93%	07/16/31	[2]	1,221,673	1,227,631
Ginnie Mae, Series 2004-2, Class FW
1.92%	01/16/34	[2]	488,814	510,694
Ginnie Mae, Series 2009-66, Class UF
1.53%	08/16/39	[2]	279,211	282,859
Ginnie Mae, Series 2009-92, Class FC
1.33%	10/16/39	[2]	273,044	275,567

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-108, Class PF
0.93%	02/20/38	[2]	$411,676	$412,392
Ginnie Mae, Series 2010-2, Class FA
1.03%	05/20/37	[2]	151,986	152,079
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	3,750,784	69,082
Ginnie Mae, Series 2011-80, Class BF
0.86%	06/20/36	[2]	217,865	217,959
Ginnie Mae, Series 2012-10, Class FP
0.83%	01/20/41	[2]	380,295	380,495
Ginnie Mae, Series 2012-13, Class KF
0.83%	07/20/38	[2]	822,326	822,577
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.97%	10/07/20	[2]	925,477	927,486
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.90%	11/06/17	[2]	1,032,007	1,032,295
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[2]	828,674	830,450
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.05%	03/09/21	[2]	637,022	636,739
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.60%	03/11/20	[2]	418,479	418,360
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.58%	03/06/20	[2]	141,911	141,974

				49,001,117

Total Mortgage-Backed
(Cost $68,173,768)				68,270,240

U.S. TREASURY SECURITIES — 24.00%
U.S. Treasury Notes — 24.00%
U.S. Treasury Notes
0.48%	10/31/17	[2]	2,900,000	2,903,260
0.50%	01/31/17		5,790,000	5,792,808
0.58%	01/31/18	[2]	2,900,000	2,907,091
0.63%	08/31/17		7,510,000	7,507,993
0.75%	02/28/18		4,370,000	4,372,207
0.88%	07/15/17		10,946,000	10,968,658

Total U.S. Treasury Securities
(Cost $34,406,453)				34,452,017

Total Bonds – 93.15%
(Cost $133,550,308)				133,726,961

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 6.69%
Commercial Paper — 0.33%
Kraft Heinz Foods Co.
1.60%[6]	06/30/17		$480,000	$481,283

Foreign Government Obligations — 4.20%
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[6]	11/14/16	[4]	170,000,000	1,679,198
Japan Treasury Discount Bill, Series 632 (Japan)
0.00%[6]	12/12/16	[4]	340,000,000	3,359,539
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[6]	01/10/17	[4]	100,000,000	988,564

				6,027,301

Money Market Funds — 0.04%
JPMorgan U.S. Government Money Market Fund
0.33%[7]			63,000	63,000

U.S. Agency Discount Notes — 0.28%
Fannie Mae
0.36%[6]	10/17/16		400,000	399,972

U.S. Treasury Bills — 1.84%
U.S. Treasury Bills
0.26%[6]	10/20/16		200,000	199,988
0.28%[6]	10/27/16		300,000	299,962
0.36%[6]	01/19/17		1,500,000	1,498,785
0.45%[6]	02/23/17		640,000	639,138

				2,637,873

Total Short-Term Investments
(Cost $9,590,854)				9,609,429

Total Investments – 99.84%
(Cost $143,141,162)[1]				143,336,390

Cash and Other Assets, Less
Liabilities – 0.16%				234,234

Net Assets – 100.00%				$143,570,624

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 10/03/16 at 101.25 Counterparty: Citigroup Global Markets, Inc.
USD $1,685,212	JPY 170,000,000	$ 5,679
Forward currency contract to sell Japanese Yen on 12/12/16 at 100.94 Counterparty: JPMorgan Securities LLC
USD $3,354,314	JPY 340,000,000	(13,914)
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD $989,516	JPY 100,000,000	(2,704)
Net unrealized (depreciation)		$ (10,939)

Notes:

[1]	Cost for federal income tax purposes is $143,144,569 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$741,402
Gross unrealized (depreciation)	(549,581)

Net unrealized appreciation	$191,821

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $44,560, which is 0.03% of total net assets.
[6]	Represents annualized yield at date of purchase.
[7]	Represents the current yield as of September 30, 2016.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 22

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.99%
ASSET-BACKED SECURITIES — 7.38%**
Access Group, Inc., Series 2015-1, Class A
1.23%	07/25/56	[2,3]	$3,303,674	$3,234,967
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.83%	04/25/35	[2,3]	376,978	347,952
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.75%	03/25/37	[2,3]	340,535	296,726
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.77%	07/25/37	[2,3]	3,056,439	2,552,969
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.97%	09/26/22	[2]	398,025	397,434
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.03%	02/25/35	[2]	3,070,000	2,999,036
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.63%	02/25/30	[2]	200,306	198,814
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.71%	10/27/36	[2]	5,075,000	4,791,179
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
1.70%	01/23/20	[2]	7,560,000	7,665,918
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	9,280,000	9,304,471
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.33%	04/26/32	[2,3]	8,375,000	8,013,080
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.18%	08/27/46	[2,3]	8,047,359	7,277,030
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.90%	05/25/23	[2,3]	338,696	336,823
GE Business Loan Trust, Series 2005-1A, Class A3
0.77%	06/15/33	[2,3]	882,402	822,890
Goal Capital Funding Trust, Series 2006-1, Class B
1.28%	08/25/42	[2]	3,389,030	2,957,096
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	4,754,916	5,078,934
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.18%	04/18/26	[2,3,4]	6,895,000	6,902,085
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	9,280,000	9,282,218

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.68%	10/25/27	[2]	$162,277	$162,051
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.66%	06/26/28	[2]	2,224,665	2,191,101
Navient Student Loan Trust, Series 2014-8, Class A2
0.97%	04/25/23	[2]	17,800,000	17,773,506
Nelnet Student Loan Trust, Series 2013-1A, Class A
1.13%	06/25/41	[2,3]	4,234,403	4,164,879
Nelnet Student Loan Trust, Series 2014-5A, Class A
1.08%	07/25/41	[2,3]	13,522,603	13,079,085
Northstar Education Finance, Inc., Series 2007-1, Class A1
0.84%	04/28/30	[2]	5,605,000	5,418,578
SLC Student Loan Trust I, Series 2002-2, Class B2
0.33%	07/01/42	[2,3]	4,100,000	3,173,154
SLC Student Loan Trust, Series 2004-1, Class B
1.11%	08/15/31	[2]	1,644,864	1,414,005
SLC Student Loan Trust, Series 2006-1, Class A4
0.93%	12/15/21	[2]	26,341	26,291
SLC Student Loan Trust, Series 2007-1, Class A4
0.88%	05/15/29	[2]	7,316,434	6,959,159
SLM Student Loan Trust, Series 2003-11, Class A5
0.90%	12/15/22	[2,3]	2,808,261	2,795,108
SLM Student Loan Trust, Series 2003-12, Class A5
1.13%	09/15/22	[2,3]	2,923,198	2,915,937
SLM Student Loan Trust, Series 2004-1, Class A3
0.92%	04/25/23	[2]	68,132	67,907
SLM Student Loan Trust, Series 2004-10, Class A6B
1.26%	04/27/26	[2,3]	17,630,000	17,514,450
SLM Student Loan Trust, Series 2004-2, Class B
1.18%	07/25/39	[2]	1,971,045	1,705,151
SLM Student Loan Trust, Series 2004-5A, Class A5
1.31%	10/25/23	[2,3]	3,462,220	3,449,755
SLM Student Loan Trust, Series 2004-7, Class A5
0.88%	01/27/20	[2]	242,714	242,592
SLM Student Loan Trust, Series 2004-8, Class B
1.17%	01/25/40	[2]	727,208	632,619

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-10, Class A4
0.82%	10/25/19	[2]	$2,000,316	$1,996,772
SLM Student Loan Trust, Series 2005-4, Class B
0.89%	07/25/40	[2]	2,457,497	2,083,597
SLM Student Loan Trust, Series 2005-5, Class A3
0.81%	04/25/25	[2]	306,267	304,380
SLM Student Loan Trust, Series 2005-8, Class A3
0.82%	10/25/24	[2]	16,942	16,938
SLM Student Loan Trust, Series 2006-2, Class A6
0.88%	01/25/41	[2]	6,000,000	5,455,575
SLM Student Loan Trust, Series 2006-4, Class A5
0.81%	10/27/25	[2]	2,208,467	2,204,723
SLM Student Loan Trust, Series 2006-8, Class A6
0.87%	01/25/41	[2]	6,000,000	5,334,805
SLM Student Loan Trust, Series 2007-6, Class B
1.56%	04/27/43	[2]	869,667	762,332
SLM Student Loan Trust, Series 2008-2, Class B
1.91%	01/25/29	[2]	1,095,000	955,650
SLM Student Loan Trust, Series 2008-3, Class B
1.91%	04/25/29	[2]	1,095,000	927,566
SLM Student Loan Trust, Series 2008-4, Class B
2.56%	04/25/29	[2]	1,095,000	1,015,839
SLM Student Loan Trust, Series 2008-5, Class B
2.56%	07/25/29	[2]	1,095,000	1,020,480
SLM Student Loan Trust, Series 2008-6, Class B
2.56%	07/25/29	[2]	1,095,000	1,022,591
SLM Student Loan Trust, Series 2008-7, Class B
2.56%	07/25/29	[2]	1,095,000	1,013,354
SLM Student Loan Trust, Series 2008-8, Class B
2.96%	10/25/29	[2]	1,095,000	1,051,057
SLM Student Loan Trust, Series 2008-9, Class A
2.21%	04/25/23	[2]	12,309,798	12,348,815
SLM Student Loan Trust, Series 2008-9, Class B
2.96%	10/25/29	[2]	1,095,000	1,061,339
SLM Student Loan Trust, Series 2011-1, Class A1
1.05%	03/25/26	[2]	346,223	344,824

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-1, Class A2
0.98%	11/25/20	[2]	$779,648	$779,227
SLM Student Loan Trust, Series 2012-5, Class A2
0.83%	06/25/19	[2]	802,581	797,424
SLM Student Loan Trust, Series 2012-6, Class A2
0.81%	09/25/19	[2]	296,741	296,622
SLM Student Loan Trust, Series 2012-7, Class A2
0.81%	09/25/19	[2]	7,531,120	7,502,745
SLM Student Loan Trust, Series 2012-7, Class A3
1.18%	05/26/26	[2]	4,410,000	4,276,982
SLM Student Loan Trust, Series 2013-1, Class A2
0.78%	09/25/19	[2]	514,370	512,562
SLM Student Loan Trust, Series 2013-3, Class A2
0.83%	05/26/20	[2]	4,045,985	4,040,659
SLM Student Loan Trust, Series 2013-4, Class A
1.08%	06/25/27	[2]	5,422,560	5,239,303
SLM Student Loan Trust, Series 2013-5, Class A2
0.93%	10/26/20	[2]	3,820,630	3,807,341
SLM Student Loan Trust, Series 2013-6, Class A2
1.03%	02/25/21	[2]	4,813,687	4,808,174
SLM Student Loan Trust, Series 2014-1, Class A3
1.13%	02/26/29	[2]	6,865,000	6,557,552
SLM Student Loan Trust, Series 2014-2, Class A2
0.88%	10/25/21	[2]	3,537,104	3,521,455
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	2,439,708	2,505,126

Total Asset-Backed Securities
(Cost $241,623,625)				239,710,759

BANK LOANS — 0.30%*
Communications — 0.06%
Level 3 Financing, Inc., Term Loan B, 1st Lien
LIBOR plus 2.75%	05/31/22	[2]	2,000,000	2,013,930

Electric — 0.06%
Chief Power Finance LLC, Term Loan B, 1st Lien
LIBOR plus 4.75%	12/31/20	[2,5]	2,456,250	2,022,304

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 24

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance — 0.15%
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[2]	$4,896,507	$4,937,319

Services — 0.03%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	2,4,†	955,458	936,352

Total Bank Loans
(Cost $10,271,653)				9,909,905

CORPORATES — 18.43%*
Banking — 3.61%
Bank of America Corp.
5.75%	12/01/17		10,000,000	10,480,380
7.63%	06/01/19		4,370,000	5,018,123
Bank of America Corp. (MTN)
5.65%	05/01/18		300,000	318,751
6.88%	04/25/18		9,885,000	10,665,599
8.68%	05/02/17	[2]	30,000	28,239
8.95%	05/18/17	[2]	30,000	28,239
9.57%	06/06/17	[2]	5,184,000	4,911,840
Bank of America N.A. (BKNT)
1.15%	06/15/17	[2]	2,500,000	2,499,110
5.30%	03/15/17		3,850,000	3,917,737
6.10%	06/15/17		7,100,000	7,332,004
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		4,295,000	4,347,432
Capital One N.A.
2.35%	08/17/18		550,000	557,163
Discover Bank (BKNT)
3.10%	06/04/20		4,000,000	4,121,052
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	6,220,000	6,650,122
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		17,700,000	18,462,357
Royal Bank of Scotland PLC (United Kingdom)
6.40%	10/21/19	[4]	3,000,000	3,317,943
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21	[4]	13,000,000	13,034,249
UBS AG/Stamford CT (GMTN) (Switzerland)
1.56%	03/26/18	[2,4]	8,000,000	8,018,292
UBS AG/Stamford CT (Switzerland)
1.40%	06/01/17	[2,4]	5,000,000	5,004,300
Wells Fargo Bank N.A. (BKNT)
1.65%	01/22/18		8,420,000	8,446,565

				117,159,497

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 1.02%
AT&T, Inc.
1.77%	06/30/20	[2]	$11,000,000	$11,101,112
3.60%	02/17/23		3,700,000	3,902,051
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%	07/23/22	[3]	3,415,000	3,680,873
DISH DBS Corp.
4.25%	04/01/18		800,000	824,000
Verizon Communications, Inc.
1.23%	06/09/17	[2]	4,585,000	4,592,125
1.63%	06/17/19	[2]	5,750,000	5,808,708
2.61%	09/14/18	[2]	2,950,000	3,028,795

				32,937,664

Consumer Discretionary — 0.34%
Anheuser-Busch InBev Finance, Inc.
1.90%	02/01/19		10,945,000	11,049,481

Electric — 1.39%
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,071,157
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	4,449	4,471
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	6,078,660	2,279,497
IPALCO Enterprises, Inc.
5.00%	05/01/18		3,426,000	3,593,016
Jersey Central Power & Light Co.
4.80%	06/15/18		1,500,000	1,563,062
7.35%	02/01/19		505,000	563,404
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		6,285,000	6,320,190
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	15,521,473
Public Service Co. of New Mexico
7.95%	05/15/18		4,352,000	4,801,475
Southern Co. (The)
1.30%	08/15/17		2,410,000	2,412,193
W3A Funding Corp.
8.09%	01/02/17		2,055,748	2,055,852

				45,185,790

Energy — 0.89%
Boardwalk Pipelines LP
5.50%	02/01/17		3,300,000	3,329,485
5.88%	11/15/16		4,000,000	4,018,656
Columbia Pipeline Group, Inc.
2.45%	06/01/18		1,936,000	1,948,313

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Partners LP
2.50%	06/15/18		$6,000,000	$6,041,754
3.77%	11/01/66	[2]	3,746,000	2,547,280
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	3,320,000	3,768,505
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		1,000,000	1,121,737
Rockies Express Pipeline LLC
6.00%	01/15/19	[3]	1,500,000	1,582,500
Sabine Pass LNG LP
7.50%	11/30/16	[3]	2,875,000	2,891,172
7.50%	11/30/16		1,500,000	1,508,438

				28,757,840

Finance — 4.13%
American Express Co.
7.00%	03/19/18		5,450,000	5,883,370
Chase Capital II, Series B
1.26%	02/01/27	[2]	2,398,000	2,134,220
Chase Capital VI
1.38%	08/01/28	[2]	1,000,000	882,500
CIT Group, Inc.
5.00%	05/15/17		3,150,000	3,220,875
Citigroup, Inc.
2.50%	09/26/18		10,000,000	10,159,945
6.13%	11/21/17		3,000,000	3,155,164
Ford Motor Credit Co. LLC
1.36%	09/08/17	[2]	1,440,000	1,440,672
1.81%	01/09/18	[2]	8,000,000	8,021,920
8.00%	12/15/16		1,325,000	1,343,536
General Electric Corp. (MTN)
1.16%	05/05/26	[2]	5,680,000	5,617,890
General Motors Financial Co., Inc.
3.00%	09/25/17		11,000,000	11,143,731
Goldman Sachs Group, Inc. (GMTN) (The)
2.38%	01/22/18		1,000,000	1,011,083
7.50%	02/15/19		1,195,000	1,351,409
Goldman Sachs Group, Inc. (The)
1.48%	05/22/17	[2]	3,000,000	3,005,490
1.73%	10/23/19	[2]	5,000,000	5,019,043
2.88%	02/25/21		5,000,000	5,134,135
5.95%	01/18/18		4,625,000	4,881,063
6.15%	04/01/18		3,500,000	3,729,225
International Lease Finance Corp.
7.13%	09/01/18	[3]	3,816,000	4,171,365
JPMorgan Chase Capital XIII, Series M
1.79%	09/30/34	[2]	2,465,000	2,034,224
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[2]	3,850,000	3,102,149

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[2]	$7,950,000	$6,101,625
Morgan Stanley
1.60%	01/05/18	[2]	6,000,000	6,010,968
Morgan Stanley (GMTN)
5.50%	01/26/20		2,805,000	3,111,927
5.50%	07/24/20		4,550,000	5,103,303
6.63%	04/01/18		8,000,000	8,574,904
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,217,262
Protective Life Global Funding
1.72%	04/15/19	[3]	8,245,000	8,273,874
SL Green Realty Corp.
5.00%	08/15/18		8,000,000	8,357,792

				134,194,664

Health Care — 2.66%
AbbVie, Inc.
1.75%	05/06/16		4,674,000	4,689,377
1.80%	05/14/18		2,230,000	2,239,995
2.30%	05/14/21		8,530,000	8,613,287
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	5,875,000	5,937,669
3.00%	03/12/20	[4]	4,825,000	4,986,145
3.45%	03/15/22	[4]	4,000,000	4,204,420
Aetna, Inc.
1.50%	11/15/17		4,195,000	4,196,485
Amgen, Inc.
3.63%	05/15/22		3,400,000	3,654,447
Baxalta, Inc.
2.00%	06/22/18		3,425,000	3,439,750
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,222,235
Celgene Corp.
2.88%	08/15/20		5,000,000	5,177,140
Express Scripts Holding Co.
1.25%	06/02/17		3,820,000	3,821,904
HCA, Inc.
3.75%	03/15/19		1,000,000	1,037,550
Providence Health & Services Obligated Group
1.45%	10/01/16	[2]	2,750,000	2,749,995
1.80%	10/01/17	[2]	11,940,000	11,968,290
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	4,865,000	4,865,992
Tenet Healthcare Corp.
4.35%	06/15/20	[2]	1,600,000	1,616,160

				86,420,841

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 26

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 0.31%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.85%	12/15/19	[2,3,4]	$2,150,000	$2,185,045
Metropolitan Life Global Funding I
1.35%	09/14/18	[3]	8,000,000	7,995,182

				10,180,227

Information Technology — 0.10%
Apple, Inc.
1.70%	02/22/19		3,255,000	3,293,456

Insurance — 0.56%
Metropolitan Life Global Funding I
1.88%	06/22/18	[3]	7,500,000	7,567,151
Nationwide Mutual Insurance Co.
3.14%	12/15/24	[2,3]	3,550,000	3,479,000
New York Life Global Funding
1.13%	03/01/17	[3]	7,000,000	7,004,137

				18,050,288

Real Estate Investment Trust (REIT) — 2.04%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		8,800,000	8,939,911
Boston Properties LP
5.63%	11/15/20		2,260,000	2,571,228
Essex Portfolio LP
5.50%	03/15/17		6,820,000	6,938,648
HCP, Inc.
6.00%	01/30/17		15,731,000	15,957,275
Highwoods Realty LP
5.85%	03/15/17		830,000	845,010
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		4,935,000	4,966,209
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	16,500,000	16,534,604
Welltower, Inc.
2.25%	03/15/18		3,000,000	3,027,156
4.70%	09/15/17		6,291,000	6,480,164

				66,260,205

Retail — 0.53%
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		17,060,000	17,154,864

Transportation — 0.85%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		1,185,925	1,292,065

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		$9,809,124	$10,704,207
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		29,122	29,614
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,881,377	3,059,590
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		1,759,209	1,916,988
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[2]	7,725,000	7,697,190
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		1,642,325	1,654,642
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		1,340,929	1,376,061

				27,730,357

Total Corporates
(Cost $594,819,887)				598,375,174

MORTGAGE-BACKED — 33.23%**
Commercial Mortgage-Backed — 1.84%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2006-6, Class A4
5.36%	10/10/45		1,101,488	1,100,645
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4A
5.68%	02/17/51	[2,3]	280,602	282,738
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.31%	09/10/45	[2,3,5]	24,395,365	1,681,068
Commercial Mortgage Trust, Series 2012-CR4, Class A2
1.80%	10/15/45		8,580,000	8,604,933
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	234,323	236,178
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[2,3]	3,741,238	3,472,473
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	1,332,989	1,331,802
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
0.68%	05/15/47	[2]	7,211,073	7,188,855

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		$301,022	$302,432
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	34,758	34,745
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4
5.69%	04/15/49	[2]	6,000,000	6,054,600
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		10,841,425	10,940,825
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.89%	06/15/49	[2]	18,000,000	18,298,964

				59,530,258

Non-Agency Mortgage-Backed — 16.11%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.75%	02/25/37	[2]	12,000,000	10,180,832
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
0.75%	12/25/35	[2]	8,302,893	8,245,013
ACE Securities Corp., Series 2005-HE6, Class A1
0.79%	10/25/35	[2]	1,769,291	1,769,288
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 2A
0.78%	12/25/35	[2]	10,034,714	9,892,624
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.96%	07/25/35	[2]	405,442	406,457
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A1
0.70%	04/25/36	[2]	12,167,883	12,127,226
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.48%	10/25/27		17,887	18,786
Argent Securities, Inc., Series 2005-W2, Class A1
0.79%	10/25/35	[2]	11,898,134	11,758,925
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		13,498,867	13,951,146
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.74%	03/25/37	[2,3]	10,582,589	10,278,324
Banc of America Funding Trust, Series 2015-R3, Class 8A1
0.68%	06/28/36	[2,3]	7,604,305	7,328,859

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2015-R4, Class 3A1
0.67%	07/25/36	[2,3]	$10,724,402	$10,044,809
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.69%	02/25/47	[2]	2,359,669	2,278,459
BCAP LLC Trust, Series 2008-IND2, Class A1
2.18%	04/25/38	[2]	13,467,637	13,310,292
BCAP LLC Trust, Series 2012-R11, Class 11A1
3.00%	09/26/36	[2,3]	3,896,630	3,877,146
BCAP LLC Trust, Series 2012-RR11, Class 1A1
0.69%	01/26/37	[2,3]	6,704,417	6,657,901
BCAP LLC Trust, Series 2013-RR2, Class 5A1
3.03%	03/26/36	[2,3]	3,067,770	3,081,165
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.46%	03/26/37	[2,3]	10,147,117	10,142,611
Bear Stearns ARM Trust, Series 2004-3, Class 4A
3.28%	07/25/34	[2]	4,499,300	4,459,844
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.92%	03/25/35	[2]	3,990,884	4,015,950
Bear Stearns Asset-Backed Securities Trust, Series 2004-BO1, Class M3
1.58%	10/25/34	[2]	7,492,000	7,485,643
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.93%	08/25/43	[2]	407,030	403,719
Chase Funding Trust, Series 2002-2, Class 2M1
1.43%	02/25/32	[2]	257,026	249,897
Chase Funding Trust, Series 2007-A1, Class 8A1
3.02%	02/25/37	[2]	15,215,725	15,401,427
Chase Funding Trust, Series 2007-A2, Class 2A3
2.97%	07/25/37	[2]	2,976,356	3,006,788
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
0.70%	05/25/36	[2,3]	1,439,725	1,299,224
CIM Trust, Series 2015-3AG, Class A1
2.27%	10/25/57	[2,3]	11,319,709	11,143,797
CIM Trust, Series 2015-4AG, Class A1
2.52%	10/25/57	[2,3]	14,360,272	14,051,171
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.26%	02/25/34	[2]	193,749	192,555

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 28

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M1
1.22%	09/25/35	[2]	$2,780,388	$2,781,849
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.68%	11/25/36	[2]	590,844	592,024
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[2]	677,106	673,445
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.83%	07/25/37	[2]	90,000	76,769
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		2,682,694	2,873,870
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	428,021	427,967
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	477,534	497,596
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	1,317,861	1,344,582
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	9,357	9,793
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.98%	08/25/34	[2]	20,486	19,880
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
2.75%	02/25/34	[2]	3,512,891	3,508,667
Credit Suisse Mortgage Trust, Series 2013-7R, Class 5A1
0.77%	07/26/36	[2,3]	2,985,384	2,766,076
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
0.68%	10/27/36	[2,3]	2,700,176	2,604,071
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
4.03%	11/25/35		1,186,553	1,217,984
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		2,494,889	1,854,825
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.58%	04/25/37	[2]	3,609,352	2,565,104

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.74%	03/19/45	[2]	$1,657,852	$1,459,763
Encore Credit Receivables Trust, Series 2005-2, Class M2
1.22%	11/25/35	[2]	7,592,154	7,599,150
FBR Securitization Trust, Series 2005-02, Class M1
1.24%	09/25/35	[2]	10,934,892	10,876,538
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.78%	09/25/34	[2]	14,688	14,332
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.71%	02/25/35	[2]	1,750,499	1,746,452
GE Business Loan Trust, Series 2007-1A, Class A
0.69%	04/16/35	[2,3]	2,242,560	2,082,960
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
0.97%	06/25/30	[2]	305,642	299,346
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.81%	08/25/35	[2]	3,252,051	3,133,327
GSAMP Trust, Series 2005-HE4, Class M1
0.98%	07/25/45	[2]	566,349	567,125
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
3.07%	11/25/35	[2]	1,205,873	1,166,226
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.72%	08/25/46	[2]	2,520,315	2,479,712
Home Equity Asset Trust, Series 2006-4, Class 2A3
0.70%	08/25/36	[2]	4,015,328	4,007,484
HSBC Home Equity Loan Trust, Series 2007-1, Class AS
0.73%	03/20/36	[2]	2,997,349	2,996,027
Impac CMB Trust, Series 2005-5, Class A1
1.17%	08/25/35	[2]	2,737,673	2,420,018
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.31%	12/25/34	[2]	374,701	316,085
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.33%	11/25/34	[2]	1,239,027	1,051,795
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		679,507	704,136

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
3.30%	10/25/35		$2,313,764	$2,235,861
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
0.81%	03/25/47	[2]	50,000	29,661
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
3.22%	07/25/35	[2]	2,415,650	2,419,681
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.95%	07/25/35	[2]	557,332	565,647
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		1,573,521	1,608,563
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		1,304,595	1,348,509
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[2,5]	164,133,820	3,391,973
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.93%	01/25/34	[2]	21,432	20,922
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.25%	01/25/34	[2]	51,474	50,579
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.04%	11/21/34	[2]	2,132,579	2,182,158
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.61%	04/25/34	[2]	280,738	270,421
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	32,476	31,145
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		4,078,558	4,234,275
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		7,011,623	7,669,898
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		8,062,808	8,264,159
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		7,412,639	7,661,517
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.76%	02/25/36	[2]	2,777,277	2,776,331

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.92%	10/25/32	[2]	$322,879	$324,264
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
1.53%	08/25/34	[2]	1,421,120	1,353,275
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1
1.16%	05/25/36	[2]	972,117	969,861
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.71%	06/25/37	[2]	14,524,048	9,956,632
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.86%	08/25/34	[2]	2,353,378	2,387,056
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		2,854,639	2,562,615
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,450,557	1,663,316
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	6,300,969	6,781,398
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.46%	07/25/34	[2]	7,126,168	7,007,509
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
1.16%	03/25/35	[2]	3,871,072	3,868,038
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
1.43%	07/25/34	[2]	750,710	726,412
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
1.77%	03/26/37	[2,3]	5,630,424	5,606,160
MortgageIT Trust, Series 2005-3, Class A1
0.83%	08/25/35	[2]	635,389	602,668
MortgageIT Trust, Series 2005-4, Class A1
0.81%	10/25/35	[2]	10,374,112	9,423,119
New Century Home Equity Loan Trust, Series 2005-3, Class M2
1.02%	07/25/35	[2]	15,000,000	14,814,287
New Century Home Equity Loan Trust, Series 2005-D, Class A1
0.75%	02/25/36	[2]	16,913,332	16,292,242
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.68%	10/26/36	[2,3]	2,618,537	2,593,846
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.68%	10/25/36	[2,3]	4,358,109	4,252,052

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
0.67%	07/26/36	[2,3]	$3,037,080	$3,021,860
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
1.28%	01/25/37	[2,3]	3,391,678	3,331,638
Nomura Resecuritization Trust, Series 2015-4R, Class 3A1
2.95%	01/26/36	[2,3]	7,815,874	7,974,464
Option One Mortgage Loan Trust, Series 2005-1, Class A4
1.33%	02/25/35	[2]	2,298,829	2,291,537
Park Place Securities, Inc., Series 2004-WCW2, Class M2
1.50%	10/25/34	[2]	13,172,484	13,144,556
Park Place Securities, Inc., Series 2004-WHQ2, Class M2
1.47%	02/25/35	[2]	1,875,733	1,874,659
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.98%	09/25/35	[2]	10,552,675	10,504,527
Park Place Securities, Inc., Series 2005-WCW2, Class M1
1.03%	07/25/35	[2]	16,325,261	16,216,571
Park Place Securities, Inc., Series 2005-WCW3, Class A1B
0.83%	08/25/35	[2]	1,929,381	1,932,076
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.90%	09/25/35	[2]	6,398,038	6,364,122
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
1.28%	03/25/35	[2]	859,289	860,225
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.40%	03/25/35	[2]	7,118,399	4,997,652
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32		761,962	774,380
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32		1,695,752	1,647,469
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
0.84%	12/25/35	[2]	3,760,161	3,754,649
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.67%	12/25/36	[2]	960,705	959,495
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
2.95%	11/25/34	[2]	7,442,818	7,325,642

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
0.89%	10/25/35	[2]	$7,601,840	$7,505,336
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.96%	09/25/33	[2]	1,453,687	1,427,983
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.08%	07/25/34	[2,3]	115,413	111,762
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.78%	01/25/33	[2]	152,072	145,269
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.60%	01/25/35	[2]	1,294,750	1,296,748
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		8,249,807	8,989,452
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.82%	10/25/45	[2]	4,187,212	4,004,324
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.86%	01/25/45	[2]	655,226	614,221
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
3.01%	09/25/34	[2]	2,361,030	2,421,307
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.96%	06/25/35	[2]	7,623,113	7,718,637
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
3.04%	05/25/35	[2]	204,598	209,376
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
2.89%	03/25/36	[2]	2,038,925	1,915,382

				523,076,225

U.S. Agency Mortgage-Backed — 15.28%
Fannie Mae Pool 467572
3.80%	04/01/18		24,711,843	25,394,483
Fannie Mae Pool 555284
7.50%	10/01/17		382	388
Fannie Mae Pool 567002
8.00%	05/01/23		38,065	42,497
Fannie Mae Pool 735861
6.50%	09/01/33		20,867	23,988
Fannie Mae Pool 770900
2.69%	04/01/34	[2]	378,590	388,881
Fannie Mae Pool 995182
5.50%	06/01/20		1,498,238	1,547,409

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$866,552	$955,689
Fannie Mae Pool AE0083
6.00%	01/01/40		1,879,241	2,168,685
Fannie Mae Pool AL0851
6.00%	10/01/40		2,421,045	2,779,513
Fannie Mae Pool FN0002
3.19%	12/01/17		2,841,457	2,871,849
Fannie Mae REMICS, Series 1997-76, Class FS
0.98%	09/17/27	[2]	24,367	23,745
Fannie Mae REMICS, Series 2001-60, Class OF
1.48%	10/25/31	[2]	1,290,178	1,310,064
Fannie Mae REMICS, Series 2003-130, Class HF
0.98%	12/25/33	[2]	2,006,074	2,012,630
Fannie Mae REMICS, Series 2003-134, Class FC
1.13%	12/25/32	[2]	8,243,297	8,287,794
Fannie Mae REMICS, Series 2005-57, Class EG
0.83%	03/25/35	[2]	5,073,461	5,076,495
Fannie Mae REMICS, Series 2005-59, Class NF
0.78%	05/25/35	[2]	4,533,944	4,515,307
Fannie Mae REMICS, Series 2007-61, Class A
0.81%	03/25/37	[2]	2,906,331	2,912,361
Fannie Mae REMICS, Series 2007-64, Class FA
1.00%	07/25/37	[2]	845,329	853,376
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		1,559,205	1,666,048
Fannie Mae REMICS, Series 2009-33, Class FB
1.35%	03/25/37	[2]	3,992,039	4,047,523
Fannie Mae REMICS, Series 2009-85, Class LF
1.73%	10/25/49	[2]	4,615,103	4,702,479
Fannie Mae REMICS, Series 2009-96, Class FA
1.43%	11/25/49	[2]	3,900,775	3,971,381
Fannie Mae REMICS, Series 2010-109, Class PF
0.93%	10/25/40	[2]	2,416,445	2,422,108
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.70%	11/25/36	[2]	14,030,622	2,548,769

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-39, Class FE
1.30%	06/25/37	[2]	$7,583,441	$7,670,639
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		2,030,617	2,228,707
Fannie Mae REMICS, Series 2010-6, Class BF
1.29%	02/25/40	[2]	3,009,437	3,046,757
Fannie Mae REMICS, Series 2010-95, Class S (IO)
6.07%	09/25/40	[2]	9,577,752	2,043,595
Fannie Mae REMICS, Series 2011-118, Class FB
0.98%	11/25/41	[2]	13,711,789	13,741,828
Fannie Mae REMICS, Series 2011-71, Class FB
1.03%	05/25/37	[2]	5,889,960	5,929,488
Fannie Mae REMICS, Series 2012-33, Class F
1.05%	04/25/42	[2]	10,445,030	10,527,481
Fannie Mae REMICS, Series 2013-54, Class HF
0.73%	10/25/41	[2]	11,521,069	11,424,918
Fannie Mae REMICS, Series 2013-75, Class FC
0.78%	07/25/42	[2]	9,294,307	9,210,910
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		1,174	1,264
Fannie Mae-Aces, Series 2012-M8, Class ASQ2
1.52%	12/25/19		6,006,315	6,019,042
Fannie Mae-Aces, Series 2013-M11, Class A
1.50%	01/25/18		2,157,194	2,155,455
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		14,697,561	14,735,511
Fannie Mae-Aces, Series 2014-M6, Class FA
0.80%	12/25/17	[2]	7,001,390	7,005,536
Fannie Mae-Aces, Series 2015-M10, Class FA
0.77%	03/25/19	[2]	17,078,378	17,096,862
Freddie Mac Gold Pool A45796
7.00%	01/01/33		9,152	10,773
Freddie Mac Gold Pool C46104
6.50%	09/01/29		13,105	15,027
Freddie Mac Gold Pool G13032
6.00%	09/01/22		1,341,769	1,448,170

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G13475
6.00%	01/01/24		$168,003	$181,740
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		5,263,034	5,399,476
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		14,430,000	15,694,968
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		14,201,541	14,841,874
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
0.91%	05/25/22	[2]	13,880,627	13,887,341
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
0.88%	08/25/23	[2]	19,155,110	19,186,009
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		17,405,000	18,677,424
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		4,973,674	5,104,296
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KIR1, Class A1
2.45%	03/25/26		24,306,597	25,145,436
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		776,589	875,405
Freddie Mac REMICS, Series 2454, Class FQ
1.52%	06/15/31	[2]	11,918	12,254
Freddie Mac REMICS, Series 2733, Class FB
1.12%	10/15/33	[2]	5,335,000	5,364,265
Freddie Mac REMICS, Series 3084, Class FN
1.02%	12/15/34	[2]	5,202,388	5,226,444
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		503,704	547,894
Freddie Mac REMICS, Series 3300, Class FA
0.82%	08/15/35	[2]	1,514,272	1,510,968

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3325, Class NF
0.82%	08/15/35	[2]	$3,905,076	$3,896,556
Freddie Mac REMICS, Series 3346, Class FA
0.75%	02/15/19	[2]	3,581,478	3,583,900
Freddie Mac REMICS, Series 3524, Class FC
1.46%	06/15/38	[2]	1,936,504	1,981,684
Freddie Mac REMICS, Series 3531, Class FM
1.42%	05/15/39	[2]	2,321,914	2,347,763
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		304,093	323,908
Freddie Mac REMICS, Series 3792, Class DF
0.92%	11/15/40	[2]	3,322,714	3,327,895
Freddie Mac REMICS, Series 3824, Class FA
0.67%	03/15/26	[2]	2,848,158	2,846,346
Freddie Mac REMICS, Series 3828, Class TF
0.92%	04/15/29	[2]	1,000,439	1,002,942
Freddie Mac REMICS, Series 4060, Class FJ
0.87%	02/15/41	[2]	11,268,883	11,241,615
Freddie Mac REMICS, Series 4109, Class KF
0.92%	05/15/32	[2]	11,882,673	11,883,754
Freddie Mac REMICS, Series 4235, Class FA
0.87%	01/15/34	[2]	8,348,478	8,355,149
Freddie Mac Strips, Series 240, Class F30
0.82%	07/15/36	[2]	4,457,131	4,437,307
Freddie Mac Strips, Series 263, Class F5
1.02%	06/15/42	[2]	5,431,625	5,421,021
Freddie Mac Strips, Series 319, Class F2
1.02%	11/15/43	[2]	24,481,462	24,448,897
Ginnie Mae I Pool 422972
6.50%	07/15/29		23,453	27,059
Ginnie Mae II Pool 1849
8.50%	08/20/24		465	486
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,383	1,563
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,520	1,744
Ginnie Mae II Pool 2487
8.50%	09/20/27		12,892	14,798
Ginnie Mae II Pool 80059
2.13%	04/20/27	[2]	25,062	25,913

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80589
2.00%	03/20/32	[2]	$41,050	$41,159
Ginnie Mae II Pool 80610
2.13%	06/20/32	[2]	16,804	17,450
Ginnie Mae II Pool 80968
1.88%	07/20/34	[2]	504,880	521,434
Ginnie Mae II Pool 81201
2.50%	01/20/35	[2]	13,582	14,146
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	21,139	22,039
Ginnie Mae, Series 12, Class C
5.28%	04/16/41	[2]	2,327,009	2,363,439
Ginnie Mae, Series 2003-11, Class FK
0.83%	02/16/33	[2]	1,843,445	1,845,471
Ginnie Mae, Series 2004-5, Class PF
1.08%	02/20/33	[2]	1,516,965	1,520,069
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[2]	3,629,538	3,675,122
Ginnie Mae, Series 2009-106, Class XI (IO)
6.27%	05/20/37	[2]	8,332,420	1,558,426
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		539,229	539,517
Ginnie Mae, Series 2012-13, Class KF
0.83%	07/20/38	[2]	2,690,380	2,691,203
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		5,235,340	5,199,164
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.97%	10/07/20	[2]	8,370,123	8,388,294
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.90%	11/06/17	[2]	8,588,566	8,590,963
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[2]	10,960,140	10,983,625
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.08%	12/08/20	[2]	5,002,207	5,014,686
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.05%	03/09/21	[2]	14,397,603	14,391,221
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.97%	01/08/20	[2]	6,079,141	6,092,298
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.92%	02/06/20	[2]	6,135,029	6,140,660
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.60%	03/11/20	[2]	3,271,108	3,270,178

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.58%	03/06/20	[2]	$1,683,259	$1,684,000

				496,226,083

Total Mortgage-Backed (Cost $1,070,035,806)				1,078,832,566

MUNICIPAL BONDS — 0.33%*
California — 0.33%
State of California, Taxable, Various Purpose
6.20%	03/01/19		600,000	668,220
University of California, Floating Rate Notes, Series Y, Class 1
1.03%	07/01/41	[2]	10,000,000	10,001,500

				10,669,720

Total Municipal Bonds (Cost $10,654,326)				10,669,720

U.S. TREASURY SECURITIES — 35.32%
U.S. Treasury Notes — 35.32%
U.S. Treasury Notes
0.58%	01/31/18	[2]	53,000,000	53,129,590
0.63%	08/31/17		495,000	494,868
0.75%	10/31/17		388,335,000	388,638,387
0.75%	02/28/18		177,265,000	177,354,510
0.75%	07/31/18		16,345,000	16,343,925
0.75%	08/31/18		241,040,000	241,002,398
0.75%	08/15/19		224,590,000	223,831,110
1.00%	12/31/17		42,860,000	43,009,983
1.13%	07/31/21		3,055,000	3,051,062

Total U.S. Treasury Securities (Cost $1,145,439,624)				1,146,855,833

Total Bonds – 94.99% (Cost $3,072,844,921)				3,084,353,957

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.00%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.

			$30,000	$41,877
Total Purchased Swaptions (Cost $939,000)

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 4.48%
Commercial Paper — 0.16%
Kraft Heinz Foods Co.
1.60%[7]	06/30/17		5,274,000	5,288,097

Foreign Government Obligations — 4.03%
Japan Treasury Discount Bill, Series 620 (Japan)
0.00%[7]	10/17/16	[4]	4,720,000,000	46,613,688
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[7]	11/14/16	[4]	4,520,000,000	44,646,923
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[7]	01/10/17	[4]	4,000,000,000	39,542,547

				130,803,158

Money Market Funds — 0.08%
Fidelity Institutional Government Portfolio
0.27%[8,9]			2,330,864	2,330,864
JPMorgan U.S. Government Money Market Fund
0.33%[8]			275,000	275,000

				2,605,864

U.S. Treasury Bills — 0.21%
U.S. Treasury Bills
0.31%[7]	12/08/16	[10]	880,000	879,718
0.45%[7]	02/23/17		5,800,000	5,792,187

				6,671,905

Total Short-Term Investments (Cost $143,400,231)				145,369,024

Value
Total Investments – 99.47% (Cost $3,217,184,152)[1]	$3,229,764,858

Cash and Other Assets, Less Liabilities – 0.53%	17,066,755

Net Assets – 100.00%	$3,246,831,613

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 10/17/16 at 101.19 Counterparty: Bank of America
USD $44,806,440	JPY 4,720,000,000	$(1,836,649)
Forward currency contract to sell Japanese Yen on 11/14/16 at 101.22 Counterparty: JPMorgan Securities LLC
USD $44,806,820	JPY 4,520,000,000	151,011
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD $39,580,643	JPY 4,000,000,000	(108,148)

Net unrealized (depreciation)		$(1,793,786)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1,321	U.S. Treasury Two Year Note, Expiration December 2016	$36,302

	Net unrealized appreciation	$36,302

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	$(30,000)	$(540,000)	$(20,829)

Total Written Swaptions		$(540,000)	$(20,829)

Notes:

[1]	Cost for federal income tax purposes is $3,217,720,627 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$31,155,512
Gross unrealized (depreciation)	(19,111,281)

Net unrealized appreciation	$12,044,231

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $9,374,842, which is 0.29% of total net assets.

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of September 30, 2016.
[9]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $2,920,864.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $879,710.
†	Fair valued security. The aggregate value of fair valued securities is $936,352, which is 0.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 36

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.51%
ASSET-BACKED SECURITIES — 6.54%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.63%	12/27/44	[2,3]	$950,000	$914,830
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.90%	01/25/35	[2,3]	739,612	683,852
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
1.06%	06/25/26	[2]	350,000	339,981
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.03%	02/25/35	[2]	650,000	634,975
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.71%	10/27/36	[2]	930,000	877,989
CIT Education Loan Trust, Series 2007-1, Class A
0.95%	03/25/42	[2,3]	381,081	354,485
Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8
0.72%	12/17/18	[2]	2,490,000	2,489,908
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	1,315,000	1,318,468
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.36%	04/25/35	[2]	546,287	538,929
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.18%	08/27/46	[2,3]	893,280	807,772
GE Business Loan Trust, Series 2005-1A, Class A3
0.77%	06/15/33	[2,3]	294,921	275,030
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,4]	1,312,083	1,270,176
Higher Education Funding, Series 2014-1, Class A
1.88%	05/25/34	[2,3]	1,190,952	1,147,125
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	561,373	599,627
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[3]	1,045,771	1,078,119
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.13%	01/18/27	[2,3,4]	2,400,000	2,400,038
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	2,390,000	2,390,571

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-1, Class A3
1.04%	06/25/31	[2]	$2,765,000	$2,673,524
Navient Student Loan Trust, Series 2014-2, Class A
1.17%	03/25/83	[2]	2,387,692	2,312,697
Navient Student Loan Trust, Series 2014-3, Class A
1.15%	03/25/83	[2]	2,406,221	2,329,841
Navient Student Loan Trust, Series 2014-4, Class A
1.15%	03/25/83	[2]	2,249,708	2,154,388
Navient Student Loan Trust, Series 2014-8, Class A3
1.13%	05/27/31	[2]	4,710,000	4,536,293
Navient Student Loan Trust, Series 2016-2, Class A3
2.03%	06/25/65	[2,3]	1,640,000	1,691,204
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
1.21%	03/25/26	[2,3]	2,614,168	2,532,532
Nelnet Student Loan Trust, Series 2011-1A, Class A
1.38%	02/25/43	[2,3]	1,750,031	1,751,015
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.48%	11/25/43	[2,3]	1,370,000	1,270,170
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.13%	09/25/42	[2,3]	5,027,450	4,922,534
SLC Student Loan Trust I, Series 2002-2, Class B2
0.33%	07/01/42	[2,3]	650,000	503,061
SLC Student Loan Trust, Series 2004-1, Class B
1.11%	08/15/31	[2]	227,610	195,665
SLC Student Loan Trust, Series 2005-3, Class B
1.10%	06/15/40	[2]	900,582	754,649
SLC Student Loan Trust, Series 2008-1, Class A4A
2.45%	12/15/32	[2]	559,822	569,079
SLM Student Loan Trust, Series 2004-2, Class B
1.18%	07/25/39	[2]	265,139	229,372
SLM Student Loan Trust, Series 2004-8, Class B
1.17%	01/25/40	[2]	263,398	229,137
SLM Student Loan Trust, Series 2004-8A, Class A5
1.21%	04/25/24	[2,3]	1,532,888	1,532,031
SLM Student Loan Trust, Series 2005-4, Class A3
0.83%	01/25/27	[2]	2,486,420	2,441,339

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-4, Class B
0.89%	07/25/40	[2]	$307,187	$260,450
SLM Student Loan Trust, Series 2006-2, Class A6
0.88%	01/25/41	[2]	925,000	841,068
SLM Student Loan Trust, Series 2006-8, Class A6
0.87%	01/25/41	[2]	925,000	822,449
SLM Student Loan Trust, Series 2007-6, Class A4
1.09%	10/25/24	[2]	4,636,814	4,559,207
SLM Student Loan Trust, Series 2007-6, Class B
1.56%	04/27/43	[2]	127,075	111,391
SLM Student Loan Trust, Series 2008-2, Class B
1.91%	01/25/29	[2]	160,000	139,638
SLM Student Loan Trust, Series 2008-3, Class B
1.91%	04/25/29	[2]	160,000	135,535
SLM Student Loan Trust, Series 2008-4, Class B
2.56%	04/25/29	[2]	160,000	148,433
SLM Student Loan Trust, Series 2008-5, Class B
2.56%	07/25/29	[2]	2,210,000	2,059,599
SLM Student Loan Trust, Series 2008-6, Class A3
1.46%	01/25/19	[2]	3,242,728	3,246,446
SLM Student Loan Trust, Series 2008-6, Class B
2.56%	07/25/29	[2]	160,000	149,420
SLM Student Loan Trust, Series 2008-7, Class B
2.56%	07/25/29	[2]	160,000	148,070
SLM Student Loan Trust, Series 2008-8, Class B
2.96%	10/25/29	[2]	160,000	153,579
SLM Student Loan Trust, Series 2008-9, Class A
2.21%	04/25/23	[2]	3,658,381	3,669,976
SLM Student Loan Trust, Series 2008-9, Class B
2.96%	10/25/29	[2]	2,160,000	2,093,600
SLM Student Loan Trust, Series 2009-3, Class A
1.28%	01/25/45	[2,3]	4,926,252	4,726,031
SLM Student Loan Trust, Series 2011-2, Class A1
1.13%	11/25/27	[2]	901,592	901,026
SLM Student Loan Trust, Series 2011-2, Class A2
1.73%	10/25/34	[2]	500,000	496,025

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-3, Class A
1.18%	12/26/25	[2]	$1,921,664	$1,853,862
SLM Student Loan Trust, Series 2012-6, Class A2
0.81%	09/25/19	[2]	872,470	872,119
SLM Student Loan Trust, Series 2012-7, Class A3
1.18%	05/26/26	[2]	800,000	775,870
SLM Student Loan Trust, Series 2013-4, Class A
1.08%	06/25/27	[2]	510,912	493,645
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	395,531	406,137
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	114,312	115,389
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	658,013	757,312
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3
0.67%	12/15/17		190,776	190,679
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
2.17%	10/14/26	[2,3,4]	2,150,000	2,150,826
Voya CLO, Series 2014-1A, Class A1 (Cayman Islands)
2.18%	04/18/26	[2,3,4]	1,210,000	1,210,019

Total Asset-Backed Securities (Cost $85,937,163)				84,238,207

BANK LOANS — 0.29%*
Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	02/05/23	[2]	450,000	452,039

Electric — 0.02%
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	223,929	225,908
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	51,071	51,523

				277,431

Finance — 0.22%
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[2]	2,795,136	2,818,433

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 38

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	2,4,†	$168,610	$165,239

Total Bank Loans (Cost $3,675,890)				3,713,142

CORPORATES — 27.79%*
Automotive — 0.12%
General Motors Co.
4.88%	10/02/23		955,000	1,036,209
General Motors Financial Co., Inc.
3.20%	07/06/21		500,000	507,400

				1,543,609

Banking — 4.41%
Bank of America Corp.
6.00%	09/01/17		1,440,000	1,497,733
Bank of America Corp. (GMTN)
3.30%	01/11/23		1,500,000	1,554,948
3.50%	04/19/26		1,000,000	1,043,436
6.40%	08/28/17		2,000,000	2,087,219
Bank of America Corp. (MTN)
1.72%	04/01/19	[2]	1,000,000	1,004,888
2.63%	10/19/20		1,880,000	1,920,358
4.13%	01/22/24		1,500,000	1,629,321
5.65%	05/01/18		500,000	531,252
8.68%	05/02/17	[2]	510,000	480,063
8.95%	05/18/17	[2]	410,000	385,933
9.57%	06/06/17	[2]	319,000	302,253
Bank of America N.A. (BKNT)
1.15%	06/15/17	[2]	1,350,000	1,349,519
5.30%	03/15/17		2,431,000	2,473,771
6.10%	06/15/17		1,340,000	1,383,787
Bank of New York Mellon Corp. (MTN) (The)
2.50%	04/15/21		1,649,000	1,695,699
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		2,500,000	2,530,519
Capital One N.A.
2.40%	09/05/19		1,250,000	1,270,319
Discover Bank
2.00%	02/21/18		2,410,000	2,419,891
Discover Bank (BKNT)
3.10%	06/04/20		1,475,000	1,519,638
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	2,915,000	3,116,577
JPMorgan Chase & Co.
2.55%	10/29/20		5,690,000	5,796,039

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		$600,000	$621,101
6.00%	10/01/17		500,000	521,535
Royal Bank of Scotland PLC (United Kingdom)
6.40%	10/21/19	[4]	1,800,000	1,990,766
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[4]	1,300,000	1,312,802
Santander UK PLC (United Kingdom)
1.38%	03/13/17	[4]	1,555,000	1,554,250
UBS AG/Stamford CT (GMTN) (Switzerland)
1.56%	03/26/18	[2,4]	3,000,000	3,006,860
UBS AG/Stamford CT (Switzerland)
1.40%	06/01/17	[2,4]	1,500,000	1,501,290
Wells Fargo & Co.
2.10%	07/26/21		2,000,000	1,995,462
2.50%	03/04/21		4,080,000	4,148,381
3.00%	04/22/26		1,000,000	1,009,823
Wells Fargo Bank N.A. (BKNT)
1.65%	01/22/18		3,135,000	3,144,891

				56,800,324

Commercial Services — 0.05%
IHS Markit, Ltd. (Bermuda)
5.00%	11/01/22	[3,4]	600,000	637,860

Communications — 1.86%
AT&T, Inc.
1.77%	06/30/20	[2]	4,000,000	4,036,768
3.80%	03/15/22		1,500,000	1,604,220
3.90%	03/11/24		1,250,000	1,340,231
CBS Corp.
2.90%	01/15/27		2,000,000	1,954,274
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%	07/23/22	[3]	2,795,000	3,012,604
4.91%	07/23/25	[3]	1,000,000	1,104,450
Comcast Corp.
2.75%	03/01/23		3,155,000	3,277,998
CSC Holdings LLC
5.50%	04/15/27	[3]	1,077,000	1,106,617
Neptune Finco Corp.
6.63%	10/15/25	[3]	200,000	217,500
Sprint Communications, Inc.
9.00%	11/15/18	[3]	1,250,000	1,382,875
T-Mobile USA, Inc.
6.63%	11/15/20		800,000	827,000
6.73%	04/28/22		500,000	527,500

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
5.15%	09/15/23		$3,050,000	$3,555,634

				23,947,671

Consumer Discretionary — 0.54%
Anheuser-Busch InBev Finance, Inc.
3.30%	02/01/23		2,560,000	2,704,364
3.65%	02/01/26		2,450,000	2,627,774
Molson Coors Brewing Co.
3.00%	07/15/26		1,565,000	1,579,090

				6,911,228

Electric — 3.35%
AEP Texas Central Co.
3.85%	10/01/25	[3]	1,800,000	1,947,567
Black Hills Corp.
2.50%	01/11/19		2,510,000	2,548,933
Duke Energy Corp.
2.65%	09/01/26		2,250,000	2,211,054
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	625,000	728,203
6.40%	09/15/20	[3]	2,363,000	2,737,965
Entergy Corp.
4.00%	07/15/22		3,000,000	3,255,936
Entergy Mississippi, Inc.
3.10%	07/01/23		2,250,000	2,325,914
Exelon Corp.
1.55%	06/09/17		3,030,000	3,032,949
FirstEnergy Corp., Series A
2.75%	03/15/18		1,140,000	1,153,520
Homer City Generation LP (PIK)
8.73%	10/01/26	[5,6]	457,400	166,951
IPALCO Enterprises, Inc.
5.00%	05/01/18		1,615,000	1,693,731
Jersey Central Power & Light Co.
4.80%	06/15/18		2,025,000	2,110,133
Kansas City Power & Light Co.
3.65%	08/15/25		1,000,000	1,062,919
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		2,275,000	2,758,582
Metropolitan Edison Co.
7.70%	01/15/19		500,000	562,353
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28	[6]	682,006	535,375
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		3,600,000	3,620,156
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		1,500,000	1,660,033

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
6.80%	09/01/18		$900,000	$990,100
Public Service Co. of New Mexico
3.85%	08/01/25		1,800,000	1,874,033
7.95%	05/15/18		475,000	524,058
Southwestern Electric Power Co.
3.55%	02/15/22		1,500,000	1,603,435
6.45%	01/15/19		1,109,000	1,221,025
Texas-New Mexico Power Co.
9.50%	04/01/19	[3]	1,800,000	2,072,487
Tucson Electric Power Co.
3.85%	03/15/23		700,000	717,614

				43,115,026

Energy — 2.79%
Boardwalk Pipelines LP
5.20%	06/01/18		1,000,000	1,011,352
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	1,700,000	1,782,929
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[3]	4,000,000	4,254,088
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[4]	1,000,000	1,005,783
Columbia Pipeline Group, Inc.
2.45%	06/01/18		3,135,000	3,154,939
Enbridge Energy Partners LP
5.88%	10/15/25		1,250,000	1,437,211
Energy Transfer Partners LP
2.50%	06/15/18		2,000,000	2,013,918
3.77%	11/01/66	[2]	1,300,000	884,000
Florida Gas Transmission Co. LLC
3.88%	07/15/22	[3]	1,000,000	1,041,943
7.90%	05/15/19	[3]	1,500,000	1,702,638
Noble Energy, Inc.
3.90%	11/15/24		600,000	613,579
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[4]	1,950,000	1,969,321
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22		300,000	317,156
Ruby Pipeline LLC
6.00%	04/01/22	[3]	1,250,000	1,334,093
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[4]	2,450,000	2,586,210
Spectra Energy Partners LP
2.95%	09/25/18		1,275,000	1,298,970
TC PipeLines LP
4.65%	06/15/21		2,575,000	2,704,371
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	3,080,000	3,076,655

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 40

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Williams Partners LP
3.35%	08/15/22		$750,000	$747,963
3.60%	03/15/22		2,967,000	3,022,148

				35,959,267

Finance — 4.88%
Bear Stearns Cos. LLC (The)
6.40%	10/02/17		2,000,000	2,095,144
7.25%	02/01/18		2,140,000	2,298,587
Chase Capital III, Series C
1.39%	03/01/27	[2]	500,000	444,375
CIT Group, Inc.
4.25%	08/15/17		1,049,000	1,069,980
Citigroup, Inc.
1.31%	08/14/17	[2]	750,000	750,424
1.38%	08/25/36	[2]	205,000	151,876
2.52%	05/15/18	[2]	583,000	592,302
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[4]	4,665,097	4,643,059
Ford Motor Credit Co. LLC
1.81%	01/09/18	[2]	4,000,000	4,010,960
General Electric Corp. (GMTN)
3.10%	01/09/23		230,000	244,554
5.63%	05/01/18		730,000	781,682
General Electric Corp. (MTN)
1.16%	05/05/26	[2]	1,610,000	1,592,395
General Motors Financial Co., Inc.
3.00%	09/25/17		2,000,000	2,026,133
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		550,000	621,987
Goldman Sachs Group, Inc. (MTN) (The)
1.65%	12/15/17	[2]	1,000,000	1,003,234
3.85%	07/08/24		2,775,000	2,952,624
Goldman Sachs Group, Inc. (The)
1.48%	05/22/17	[2]	1,000,000	1,001,830
2.75%	09/15/20		1,635,000	1,676,303
5.95%	01/18/18		350,000	369,378
6.15%	04/01/18		1,100,000	1,172,042
International Lease Finance Corp.
7.13%	09/01/18	[3]	1,850,000	2,022,281
JPMorgan Chase Capital XIII, Series M
1.79%	09/30/34	[2]	1,070,000	883,010
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[2]	1,650,000	1,329,492
Morgan Stanley
1.60%	01/05/18	[2]	3,000,000	3,005,484
Morgan Stanley (GMTN)
2.38%	07/23/19		1,000,000	1,018,794
5.45%	01/09/17		2,250,000	2,275,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
6.63%	04/01/18		$1,000,000	$1,071,863
Morgan Stanley (MTN)
5.55%	04/27/17		1,000,000	1,023,225
6.25%	08/28/17		800,000	833,592
Protective Life Global Funding
1.72%	04/15/19	[3]	1,800,000	1,806,304
2.70%	11/25/20	[3]	3,115,000	3,209,358
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[4]	8,669,616	8,777,552
Sandalwood 2013 LLC
2.90%	07/10/25		2,590,735	2,723,511
SL Green Realty Corp.
5.00%	08/15/18		1,200,000	1,253,669
Visa, Inc.
3.15%	12/14/25		2,040,000	2,158,315

				62,890,319

Food — 0.24%
Kraft Heinz Foods Co.
3.00%	06/01/26		2,000,000	2,020,070
3.95%	07/15/25		1,000,000	1,083,909

				3,103,979

Health Care — 3.46%
AbbVie, Inc.
3.60%	05/14/25		4,380,000	4,586,517
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	4,000,000	4,204,420
3.80%	03/15/25	[4]	1,250,000	1,325,276
Aetna, Inc.
1.70%	06/07/18		3,185,000	3,196,251
Amgen, Inc.
3.63%	05/15/22		3,000,000	3,224,513
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[4]	3,200,000	3,421,099
Baxalta, Inc.
2.00%	06/22/18		1,405,000	1,411,051
2.88%	06/23/20		1,400,000	1,436,926
Biogen, Inc.
3.63%	09/15/22		1,825,000	1,954,459
Catholic Health Initiatives
2.60%	08/01/18		1,000,000	1,017,095
2.95%	11/01/22		500,000	506,681
Celgene Corp.
2.13%	08/15/18		2,950,000	2,985,606
Express Scripts Holding Co.
3.40%	03/01/27		1,440,000	1,451,271
Gilead Sciences, Inc.
2.95%	03/01/27		3,240,000	3,278,375

See accompanying notes to Schedule of Portfolio Investments.

41 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[4]	$200,000	$208,000
HCA, Inc.
6.50%	02/15/20		955,000	1,063,154
Johnson & Johnson
2.45%	03/01/26		2,525,000	2,600,268
Mylan NV (Netherlands)
3.00%	12/15/18	[3,4]	3,000,000	3,070,447
Providence Health & Services Obligated Group
1.80%	10/01/17	[2]	1,975,000	1,979,679
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	1,765,000	1,533,344
6.13%	04/15/25	[3,4]	150,000	130,125

				44,584,557

Industrials — 0.31%
Clean Harbors, Inc.
5.13%	06/01/21		600,000	618,000
SBA Communications Corp.
4.88%	09/01/24	[3]	905,000	916,313
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[3,4]	2,000,000	1,978,896
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.38%	04/30/25	[3,4]	525,000	538,668

				4,051,877

Information Technology — 0.23%
Oracle Corp.
2.40%	09/15/23		2,565,000	2,581,367
SS&C Technologies Holdings, Inc.
5.88%	07/15/23		350,000	370,125

				2,951,492

Insurance — 1.81%
Berkshire Hathaway, Inc.
3.13%	03/15/26		3,800,000	4,001,449
Jackson National Life Global Funding
1.88%	10/15/18	[3]	2,000,000	2,021,003
3.05%	04/29/26	[3]	813,000	825,396
Metropolitan Life Global Funding I
1.55%	09/13/19	[3]	3,000,000	2,993,438
3.88%	04/11/22	[3]	1,000,000	1,086,852
Nationwide Mutual Insurance Co.
3.14%	12/15/24	[2,3]	1,552,000	1,520,960
New York Life Global Funding
1.13%	03/01/17	[3]	1,200,000	1,200,709

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
1.55%	11/02/18	[3]	$2,000,000	$2,009,554
2.00%	04/13/21	[3]	2,000,000	2,018,351
Pricoa Global Funding I
2.55%	11/24/20	[3]	2,495,000	2,572,296
Principal Life Global Funding II
2.63%	11/19/20	[3]	3,000,000	3,079,248

				23,329,256

Real Estate Investment Trust (REIT) — 1.89%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		150,000	156,985
4.60%	04/01/22		2,000,000	2,184,194
American Campus Communities Operating Partnership LP
3.35%	10/01/20		3,000,000	3,133,439
Boston Properties LP
3.70%	11/15/18		2,000,000	2,087,108
HCP, Inc.
4.00%	12/01/22		2,250,000	2,380,346
4.25%	11/15/23		1,895,000	1,987,200
Piedmont Operating Partnership LP
3.40%	06/01/23		1,900,000	1,874,086
SL Green Realty Corp.
7.75%	03/15/20		650,000	753,086
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		1,025,000	1,051,190
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	2,000,000	2,004,194
2.70%	09/17/19	[3]	2,245,000	2,302,721
Welltower, Inc.
3.75%	03/15/23		1,000,000	1,051,598
4.25%	04/01/26		1,250,000	1,354,391
4.70%	09/15/17		1,000,000	1,030,069
5.25%	01/15/22		930,000	1,054,716

				24,405,323

Retail — 0.47%
CVS Health Corp.
2.88%	06/01/26		2,100,000	2,135,492
Walgreens Boots Alliance, Inc.
3.10%	06/01/23		3,840,000	3,966,566

				6,102,058

Transportation — 1.38%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		1,574,255	1,717,905

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 42

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		$12,741	$12,956
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		494,893	525,502
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20		199,684	215,539
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,605,177	2,940,593
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		2,629,644	3,002,725
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		926,212	1,069,775
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[2]	3,892,000	3,877,989
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		1,332,401	1,533,127
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		1,014,886	1,208,348
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		399,209	432,893
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		398,132	435,456
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		639,556	737,887
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		93,542	95,993

				17,806,688

Total Corporates (Cost $350,314,861)				358,140,534

MORTGAGE-BACKED — 19.17%**
Commercial Mortgage-Backed — 1.34%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[3]	1,225,000	1,326,098
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[3]	3,417,000	3,573,013

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.31%	09/10/45	[2,3,6]	$8,819,863	$607,771
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[3]	1,160,000	1,307,523
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[2,3]	1,265,000	1,374,682
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[2,3]	1,225,000	1,321,291
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21	[2,3]	516,997	564,628
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[3]	643,978	644,023
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	61,648	62,136
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		1,043	1,045
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12,
Class ASB
5.83%	02/15/51	[2]	40,002	39,971
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR,
Class A2
4.31%	08/05/32	[3]	1,090,000	1,173,389
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3,
Class A2
3.67%	02/15/46	[3]	9,233	9,229
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[3]	950,000	1,009,393
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[2,3]	1,170,000	1,284,218
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/35	[2,3]	1,285,000	1,339,734
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[3]	1,614,785	1,669,154

				17,307,298

Non-Agency Mortgage-Backed — 7.24%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
0.75%	12/25/35	[2]	6,313,312	6,269,302

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1
1.49%	09/25/34	[2]	$2,129,990	$2,125,485
Ameriquest Mortgage Securities, Inc., Series 2005-R3, Class M1
0.97%	05/25/35	[2]	1,894,862	1,888,727
Ameriquest Mortgage Securities, Inc., Series 2005-R4, Class M1
0.96%	07/25/35	[2]	1,910,000	1,889,329
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.96%	07/25/35	[2]	870,631	872,811
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.50%	12/25/34	[2]	665,229	618,046
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		3,363	3,550
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.74%	03/25/37	[2,3]	2,442,925	2,372,688
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1
1.04%	10/25/35	[2]	20,677	20,728
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.96%	10/25/35	[2]	1,039,298	1,041,243
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
0.70%	05/25/36	[2,3]	145,291	131,112
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.26%	02/25/34	[2]	15,156	15,063
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[2]	901,371	896,498
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		241,535	258,747
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	204,164	219,237
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	481,732	527,228
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	90,500	94,302
Conseco Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		278,675	287,657

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		$515,922	$554,085
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	704,069
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.98%	08/25/34	[2]	94,300	91,512
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.72%	02/27/36	[2,3]	1,351,025	1,320,624
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,190,443	1,173,831
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.49%	12/25/36		677,487	510,566
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.58%	04/25/37	[2]	179,994	127,919
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
0.77%	04/25/37	[2]	2,138,799	1,556,346
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.78%	09/25/34	[2]	398,052	388,390
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	27,337	27,448
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	39,663	39,824
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.81%	08/25/35	[2]	1,130,465	1,089,195
Home Loan Trust, Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		74,706	75,633
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.73%	11/20/36	[2]	652,356	652,491
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
0.75%	12/25/35	[2]	3,993,685	3,977,498
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.33%	11/25/34	[2]	31,332	26,598

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.84%	06/25/37	[2]	$1,283,592	$969,167
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		242,752	246,320
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		64,623	65,779
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		149,162	154,568
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.31%	05/25/37	[2]	400,477	373,472
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		128,238	132,555
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		73,685	76,043
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	232,216	243,474
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.93%	01/25/34	[2]	184,627	180,235
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
3.25%	01/25/34	[2]	654	642
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		475	477
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M1
0.94%	06/25/35	[2]	1,148,766	1,151,544
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.76%	02/25/36	[2]	457,165	457,009
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.92%	10/25/32	[2]	1,630	1,637
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.86%	10/25/32	[2]	18,147	18,176
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1
1.17%	05/25/35	[2]	128,663	128,909
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.71%	06/25/37	[2]	618,620	424,081

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.78%	06/25/37	[2]	$1,143,194	$834,532
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		915,036	981,245
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		467,232	510,839
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		641,299	735,361
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		458,071	489,248
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		719,905	796,196
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.46%	07/25/34	[2]	1,096,334	1,078,078
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
1.32%	07/25/35	[2]	1,742,334	1,716,321
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.83%	12/25/35	[2]	4,668,120	4,607,098
New Century Home Equity Loan Trust, Series 2005-3, Class M1
1.01%	07/25/35	[2]	169,676	170,017
New Century Home Equity Loan Trust, Series 2005-D, Class A1
0.75%	02/25/36	[2]	6,685,552	6,440,046
New York Mortgage Trust, Series 2005-3, Class A1
1.01%	02/25/36	[2]	2,843,454	2,666,215
Park Place Securities, Inc., Series 2004-WCW1, Class M2
1.55%	09/25/34	[2]	423,047	429,904
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.98%	09/25/35	[2]	2,535,784	2,524,214
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.90%	09/25/35	[2]	1,506,354	1,498,369
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
1.16%	05/25/35	[2]	1,433,791	1,431,220
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
0.94%	08/26/36	[2,3]	1,187,169	1,123,529
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		28,820	31,314

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		$2,220	$2,151
Residential Asset Mortgage Products Trust, Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	16,167
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
0.83%	01/25/36	[2]	6,022,432	5,814,007
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.02%	12/25/34	[2]	42,317	42,293
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
0.84%	12/25/35	[2]	885,460	884,162
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
0.79%	12/25/35	[2]	1,463,181	1,448,544
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.67%	12/25/36	[2]	134,491	134,322
STRU TCW-1063 Coll
2.61%	11/01/28		2,545,000	2,590,333
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.97%	10/25/34	[2]	1,986,015	1,942,017
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
1.01%	04/19/35	[2]	1,504,978	1,438,886
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2
1.77%	02/25/36	[2]	858,039	813,996
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.50%	05/25/36	[2]	3,354,389	2,108,155
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class A3
1.13%	05/25/35	[2]	2,069,095	2,074,294
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,6]	3,657	357
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		39,372	39,704
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.78%	01/25/33	[2]	8,384	8,009
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
1.31%	10/25/45	[2]	1,802,477	1,706,630

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust, Series 2005-1, Class M2
1.17%	04/25/35	[2]	$5,206,280	$5,167,781
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.76%	05/25/36	[2]	2,555,498	2,549,122

				93,316,546

U.S. Agency Mortgage-Backed — 10.59%
Fannie Mae Pool (TBA)
2.50%	10/25/27		28,085,000	29,091,359
3.00%	10/25/26		1,815,000	1,905,608
4.00%	10/25/41		2,875,000	3,087,930
4.50%	10/25/39		3,370,000	3,691,203
Fannie Mae Pool 253974
7.00%	08/01/31		4,135	4,520
Fannie Mae Pool 254232
6.50%	03/01/22		6,872	7,919
Fannie Mae Pool 468552
3.89%	07/01/21		1,830,313	2,003,317
Fannie Mae Pool 527247
7.00%	09/01/26		43	48
Fannie Mae Pool 545191
7.00%	09/01/31		1,955	2,098
Fannie Mae Pool 545646
7.00%	09/01/26		38	43
Fannie Mae Pool 549740
6.50%	10/01/27		11,075	12,765
Fannie Mae Pool 555284
7.50%	10/01/17		181	184
Fannie Mae Pool 606108
7.00%	03/01/31		730	759
Fannie Mae Pool 630599
7.00%	05/01/32		8,252	10,057
Fannie Mae Pool 655928
7.00%	08/01/32		4,077	4,982
Fannie Mae Pool 735207
7.00%	04/01/34		2,136	2,441
Fannie Mae Pool 735646
4.50%	07/01/20		2,386	2,466
Fannie Mae Pool 735686
6.50%	12/01/22		22,385	25,792
Fannie Mae Pool 735861
6.50%	09/01/33		120,966	139,060
Fannie Mae Pool 764388
2.28%	03/01/34	[2]	34,196	36,170
Fannie Mae Pool 776708
5.00%	05/01/34		187,256	211,798

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 817611
2.43%	11/01/35	[2]	$16,263	$17,345
Fannie Mae Pool 844773
2.48%	12/01/35	[2]	1,107	1,162
Fannie Mae Pool 889125
5.00%	12/01/21		119,940	125,453
Fannie Mae Pool 889184
5.50%	09/01/36		181,531	206,629
Fannie Mae Pool 890221
5.50%	12/01/33		275,118	312,047
Fannie Mae Pool 918445
5.46%	05/01/37	[2]	1,953	2,049
Fannie Mae Pool 939419
2.34%	05/01/37	[2]	76,094	80,635
Fannie Mae Pool AB3685
4.00%	10/01/41		1,538,768	1,684,399
Fannie Mae Pool AL0151
4.38%	04/01/21		5,372,628	5,927,174
Fannie Mae Pool AL0209
4.50%	05/01/41		597,047	671,351
Fannie Mae Pool AL2293
4.38%	06/01/21		4,409,950	4,904,345
Fannie Mae Pool AL6829
2.96%	05/01/27		4,001,689	4,248,901
Fannie Mae Pool AM4125
3.74%	08/01/23		2,430,000	2,699,946
Fannie Mae Pool AM7009
2.95%	11/01/24		2,584,878	2,758,214
Fannie Mae Pool AM7150
3.05%	11/01/24		1,795,362	1,927,996
Fannie Mae Pool AM7357
3.38%	12/01/29		2,375,000	2,591,352
Fannie Mae Pool AM9517
3.61%	08/01/30		2,380,000	2,619,626
Fannie Mae Pool AN0326
3.34%	11/01/30		2,001,434	2,183,071
Fannie Mae Pool AN0335
3.39%	01/01/31		2,440,000	2,673,056
Fannie Mae Pool AN0556
3.46%	12/01/30		2,490,922	2,739,173
Fannie Mae Pool AN0854
3.28%	02/01/28		2,465,000	2,699,461
Fannie Mae Pool AN2840
2.49%	09/01/28		2,545,000	2,588,271
Fannie Mae Pool BC1158
3.50%	02/01/46		1,551,710	1,637,397
Fannie Mae Pool FN0001
3.76%	12/01/20		2,781,669	3,003,896

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FN0007
3.46%	11/01/20		$1,390,000	$1,491,914
Fannie Mae Pool MA1561
3.00%	09/01/33		2,585,352	2,718,659
Fannie Mae Pool MA1582
3.50%	09/01/43		2,049,350	2,186,234
Fannie Mae Pool MA1608
3.50%	10/01/33		2,500,215	2,665,952
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		549	571
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		40	42
Fannie Mae REMICS, Series 1993-80, Class S
10.24%	05/25/23	[2]	6,018	6,946
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		152,798	178,905
Fannie Mae REMICS, Series 2007-64, Class FA
1.00%	07/25/37	[2]	136,392	137,691
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.52%	11/25/36	[2]	2,023,404	365,398
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	17,605,847	260,383
Freddie Mac Gold Pool (TBA)
3.00%	09/15/46		1,775,000	1,845,029
Freddie Mac Gold Pool A25162
5.50%	05/01/34		227,521	258,534
Freddie Mac Gold Pool A33262
5.50%	02/01/35		69,492	80,747
Freddie Mac Gold Pool A68781
5.50%	10/01/37		13,248	15,485
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,469,452	1,576,848
Freddie Mac Gold Pool C90504
6.50%	12/01/21		872	976
Freddie Mac Gold Pool E01279
5.50%	01/01/18		383	391
Freddie Mac Gold Pool E90474
6.00%	07/01/17		475	480
Freddie Mac Gold Pool G01548
7.50%	07/01/32		433,011	542,960
Freddie Mac Gold Pool G01644
5.50%	02/01/34		147,528	168,323

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G02366
6.50%	10/01/36		$106,014	$123,687
Freddie Mac Gold Pool G07849
3.50%	05/01/44		2,232,127	2,386,769
Freddie Mac Gold Pool G08699
4.00%	03/01/46		1,457,650	1,566,063
Freddie Mac Gold Pool G08706
3.50%	05/01/46		1,323,410	1,396,570
Freddie Mac Gold Pool G08715
3.00%	08/01/46		2,054,685	2,136,708
Freddie Mac Gold Pool G08721
3.00%	08/01/46		822,636	855,478
Freddie Mac Gold Pool G08726
3.00%	09/01/46		2,225,000	2,314,174
Freddie Mac Gold Pool G11707
6.00%	03/01/20		902	935
Freddie Mac Gold Pool G12393
5.50%	10/01/21		124,173	132,461
Freddie Mac Gold Pool G12909
6.00%	11/01/22		193,607	211,722
Freddie Mac Gold Pool G13032
6.00%	09/01/22		107,412	115,930
Freddie Mac Gold Pool G60238
3.50%	10/01/45		6,394,953	6,830,211
Freddie Mac Gold Pool G60344
4.00%	12/01/45		1,091,596	1,192,952
Freddie Mac Gold Pool J06246
5.50%	10/01/21		41,435	43,822
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		916,441	983,849
Freddie Mac Gold Pool Q20178
3.50%	07/01/43		1,304,050	1,410,066
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.15%	07/25/20	[2]	839,232	842,703
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	17,564
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		55,961	63,082
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.68%	06/15/38	[2]	2,060,229	373,544
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.09%	04/15/42	[2]	1,876,294	360,697

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae I Pool 782810
4.50%	11/15/39		$1,361,548	$1,538,337
Ginnie Mae II Pool (TBA)
3.00%	10/20/42		1,680,000	1,760,456
Ginnie Mae II Pool 80968
1.88%	07/20/34	[2]	36,022	37,203
Ginnie Mae II Pool MA3597
3.50%	04/20/46		3,122,602	3,320,082
Ginnie Mae II Pool MA3873
3.00%	08/20/46		623,471	654,196
Ginnie Mae, Series 2004-8, Class SE
13.25%	11/26/23	[2]	46,599	56,690
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		943,194	941,473
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.90%	11/06/17	[2]	588,663	588,827
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.05%	03/09/21	[2]	459,142	458,939
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.92%	02/06/20	[2]	622,394	622,966

				136,384,092

Total Mortgage-Backed (Cost $239,935,466)				247,007,936

MUNICIPAL BONDS — 0.15%*
New York — 0.15%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,175,010
New York State Urban Development Corp.
3.20%	03/15/22		700,000	749,105

				1,924,115

Total Municipal Bonds (Cost $1,818,112)				1,924,115

U.S. TREASURY SECURITIES — 40.57%
U.S. Treasury Bonds — 1.40%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.38%	07/15/25	[7]	17,480,447	18,049,733

U.S. Treasury Notes — 39.17%
U.S. Treasury Notes
0.75%	10/31/17		127,460,000	127,559,578
0.75%	07/31/18		66,545,000	66,540,625
0.75%	08/31/18		2,955,000	2,954,539
1.00%	12/31/17		24,920,000	25,007,204

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
1.13%	06/30/21		$ 26,380,000	$ 26,353,208
1.13%	07/31/21		40,975,000	40,922,179
1.13%	08/31/21		70,375,000	70,314,523
1.50%	08/15/26		23,240,000	23,014,874
U.S. Treasury Notes (WI)
1.13%	09/30/21		122,155,000	122,017,071

Total U.S. Treasury Securities (Cost $522,000,973)				522,733,534

Total Bonds – 94.51% (Cost $1,203,682,465)				1,217,757,468

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.85%

Commercial Paper — 0.13%
Kraft Heinz Foods Co.
1.60%[8]	06/30/17		1,680,000	1,684,491

Foreign Government Obligations — 4.07%
Japan Treasury Discount Bill, Series 620 (Japan)
0.00%[8]	10/17/16	[4]	1,810,000,000	17,875,164
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[8]	11/14/16	[4]	1,800,000,000	17,779,748
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[8]	01/10/17	[4]	1,700,000,000	16,805,582

				52,460,494

Money Market Funds — 0.19%
Fidelity Institutional Government Portfolio
0.27%[9,10]			1,140,163	1,140,163
JPMorgan U.S. Government Money Market Fund
0.33%[9]			1,335,000	1,335,000

				2,475,163

U.S. Agency Discount Notes — 0.70%
Freddie Mac
0.36%[8]	11/07/16		9,000,000	8,998,164

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 3.76%
U.S. Treasury Bills
0.19%[8]	01/05/17		$5,000,000	$ 4,996,540
0.31%[8]	12/08/16	[11]	680,000	679,782
0.33%[8]	01/12/17		22,800,000	22,785,508
0.36%[8]	01/19/17		2,000,000	1,998,379
0.42%[8]	02/16/17		4,000,000	3,995,016
0.45%[8]	02/23/17		14,000,000	13,981,142

				48,436,367
Total Short-Term Investments (Cost $113,342,377)				114,054,679

Total Investments – 103.36% (Cost $1,317,024,842)[1]				1,331,812,147

Liabilities in Excess of Other Assets – (3.36)%				(43,326,535)

Net Assets – 100.00%				$1,288,485,612

Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 10/17/16 at 101.19 Counterparty: Bank of America
USD $17,182,131	JPY 1,810,000,000	$(704,308)
Forward currency contract to sell Japanese Yen on 11/14/16 at 101.08 Counterparty: JPMorgan Securities LLC
USD $17,844,928	JPY 1,800,000,000	37,080
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD $16,821,773	JPY 1,700,000,000	(45,963)

Net unrealized (depreciation)		$(713,191)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
307	U.S. Treasury Two Year Note,
	Expiration December 2016	$ (5,028)
570	U.S. Treasury Five Year Note,
	Expiration December 2016	(63,204)

	Net unrealized (depreciation)	$(68,232)

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Notes:

[1]	Cost for federal income tax purposes is $1,317,115,347 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$18,574,805
Gross unrealized (depreciation)	(3,878,005)

Net unrealized appreciation	$14,696,800

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $1,310,454, which is 0.10% of total net assets.

[7]	Inflation protected security. Principal amount reflects original security face amount.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of September 30, 2016.

[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,140,163.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $679,776.

†	Fair valued security. The aggregate value of fair valued securities is $922,551, which is 0.07% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(DIP): Defaulted interest payment

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 50

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 96.01%
ASSET-BACKED SECURITIES — 6.04%**
A Voce CLO Ltd. (Cayman Islands)
2.14%	07/15/26	[2,3,4]	$12,000	$11,982
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.63%	12/27/44	[3,4]	13,850,000	13,337,261
Access Group, Inc., Series 2001, Class 2A1
1.19%	05/25/29	[3]	2,061,098	1,978,485
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
2.16%	01/26/26	[2,3,4]	500,000	501,116
American Money Management Corp., Series 2015-16A, Class A1 (Cayman Islands)
2.17%	04/14/27	[2,3,4]	80,380,000	80,592,284
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.78%	04/15/25	[2,3,4]	500,000	498,774
Avery Point CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.23%	04/25/26	[2,3,4]	500,000	500,048
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.83%	11/14/33	[2,3,4]	236,328	219,785
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.80%	04/20/25	[2,3,4]	1,000,000	996,431
Babson CLO Ltd., Series 2014-3A, Class A (Cayman Islands)
2.13%	01/15/26	[2,3,4]	26,250,000	26,254,018
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
2.13%	04/20/27	[2,3,4]	74,000,000	74,027,158
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
2.18%	10/20/26	[2,3,4]	50,675,000	50,764,391
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.90%	01/25/35	[3,4]	2,768,697	2,559,961
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.83%	04/25/35	[3,4]	5,629,032	5,195,616
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.76%	12/25/36	[3,4]	188,714	164,111
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.75%	03/25/37	[3,4]	6,454,078	5,623,793
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.77%	07/25/37	[3,4]	1,677,328	1,401,032

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Betony CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.19%	04/15/27	[2,3,4]	$35,000,000	$35,004,342
BlueMountain CLO Ltd., Series 2012-2A, Class A1 (Cayman Islands)
2.23%	11/20/24	[2,3,4]	500,000	500,968
BlueMountain CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.28%	04/30/26	[2,3,4]	500,000	500,059
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.97%	09/26/22	[3]	4,350	4,344
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
1.01%	03/26/29	[3]	10,000,000	9,689,500
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.03%	02/25/35	[3]	13,390,000	13,080,488
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.88%	11/25/33	[3]	16,050,000	15,810,735
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.56%	07/25/29	[3]	2,305,382	2,303,328
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.71%	10/27/36	[3]	24,361,000	22,998,603
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
1.23%	12/26/35	[3]	76,085	74,650
Cent CLO 21 Ltd., Series 2104-21A, Class A1B (Cayman Islands)
2.12%	07/27/26	[2,3,4]	500,000	498,616
Chase Issuance Trust, Series 2012-A10, Class A10
0.78%	12/16/19	[3]	64,515,000	64,622,140
CIFC Funding Ltd., Series 2012-2A, Class A1R (Cayman Islands)
2.19%	12/05/24	[2,3,4]	500,000	499,983
CIT Education Loan Trust, Series 2007-1, Class A
0.95%	03/25/42	[3,4]	28,247,341	26,275,985
CIT Education Loan Trust, Series 2007-1, Class B
1.16%	06/25/42	[3,4]	19,789,469	16,687,010
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
1.70%	01/23/20	[3]	13,595,000	13,785,469
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.15%	04/20/27	[2,3,4]	26,550,000	26,454,022
College Loan Corp. Trust, Series 2005-2, Class B
1.17%	01/15/37	[3]	4,322,737	3,634,337

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Dryden 33 Senior Loan Fund, Series 2014-33A, Class A (Cayman Islands)
2.16%	07/15/26	[2,3,4]	$4,000,000	$4,000,728
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	43,810,000	43,925,527
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A (Cayman Islands)
2.06%	01/15/25	[2,3,4]	24,100,000	24,102,316
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.13%	07/15/26	[2,3,4]	41,055,000	41,058,284
Education Loan Asset-Backed Trust, Series 2013-1, Class A1
1.33%	06/25/26	[3,4]	10,372,504	10,196,350
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.33%	04/26/32	[3,4]	12,740,000	12,189,450
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.36%	04/25/35	[3]	42,022	41,456
Educational Funding of the South, Inc., Series 2012-1, Class A
1.57%	03/25/36	[3]	24,102,539	23,797,810
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.88%	03/25/36	[3,4]	16,085,000	15,923,107
Flagship CLO VIII Ltd., Series 2014-8A, Class A (Cayman Islands)
2.24%	01/16/26	[2,3,4]	34,760,000	34,885,414
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
1.06%	05/25/36	[3]	25,000,000	21,942,110
GE Business Loan Trust, Series 2005-1A, Class A3
0.77%	06/15/33	[3,4]	4,229,160	3,943,931
GE Business Loan Trust, Series 2005-2A, Class A
0.76%	11/15/33	[3,4]	9,295,150	8,873,981
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	69,751,917	67,524,089
Goal Capital Funding Trust, Series 2005-2, Class A3
1.00%	05/28/30	[3]	17,333,314	17,097,162
Goal Capital Funding Trust, Series 2005-2, Class B
1.36%	11/25/44	[3]	12,543,847	10,885,502
Goal Capital Funding Trust, Series 2006-1, Class B
1.28%	08/25/42	[3]	3,544,490	3,092,743
Goal Structured Solutions Trust, Series 2015-1, Class A
1.18%	09/25/41	[3,4]	135,878,351	128,030,214

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.86%	04/25/25	[2,3,4]	$6,560,000	$6,529,317
Honda Auto Receivables Owner Trust, Series 2014-1, Class A3
0.67%	11/21/17		11,847,374	11,830,749
Honda Auto Receivables Owner Trust, Series 2015-4, Class A2
0.82%	07/23/18		96,927,892	96,841,529
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[4]	955,173	1,020,262
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[4]	56,703,542	58,457,490
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.18%	04/18/26	[2,3,4]	12,500	12,513
Limerock CLO III Ltd., Series 2014-3A, Class A1 (Cayman Islands)
2.23%	10/20/26	[2,3,4]	90,000,000	90,003,087
Magnetite IX CLO Ltd., Series 2014-9A, Class A1 (Cayman Islands)
2.13%	07/25/26	[2,3,4]	12,000	12,015
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.13%	01/18/27	[2,3,4]	35,305,000	35,305,563
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,4]	13,090,000	13,093,129
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.68%	10/25/27	[3]	2,472,689	2,469,249
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.67%	12/27/27	[3]	188,855	188,655
Navient Student Loan Trust, Series 2014-1, Class A2
0.84%	03/27/23	[3]	2,750,000	2,748,467
Navient Student Loan Trust, Series 2014-1, Class A3
1.04%	06/25/31	[3]	1,175,000	1,136,127
Navient Student Loan Trust, Series 2014-2, Class A
1.17%	03/25/83	[3]	91,903,834	89,017,236
Navient Student Loan Trust, Series 2014-3, Class A
1.15%	03/25/83	[3]	95,219,359	92,196,839
Navient Student Loan Trust, Series 2014-4, Class A
1.15%	03/25/83	[3]	147,230,432	140,992,308
Navient Student Loan Trust, Series 2014-5, Class A
1.15%	03/25/83	[3]	121,436,881	116,350,072

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 52

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-6, Class A
1.14%	03/25/83	[3]	$120,344,371	$115,118,441
Navient Student Loan Trust, Series 2014-7, Class A
1.14%	03/25/83	[3]	123,249,081	117,754,477
Navient Student Loan Trust, Series 2015-1, Class A2
1.13%	04/25/40	[3]	199,400,000	190,877,136
Navient Student Loan Trust, Series 2015-2, Class A1
0.81%	11/25/24	[3]	15,520,432	15,506,669
Navient Student Loan Trust, Series 2015-2, Class A3
1.10%	11/26/40	[3]	98,255,000	96,922,819
Navient Student Loan Trust, Series 2016-1A, Class A
1.23%	02/25/70	[3,4]	45,939,404	44,762,275
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[3,4]	10,125,000	8,909,841
Nelnet Student Loan Trust, Series 2006-1, Class A6
1.27%	08/23/36	[3,4]	12,500,000	11,589,841
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
1.21%	03/25/26	[3,4]	57,771,752	55,967,632
Nelnet Student Loan Trust, Series 2008-3, Class A4
2.48%	11/25/24	[3]	2,520,000	2,511,438
Nelnet Student Loan Trust, Series 2014-2A, Class A1
0.81%	06/25/21	[3,4]	1,976,664	1,973,244
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.11%	06/25/41	[3,4]	37,020,760	35,205,728
Nelnet Student Loan Trust, Series 2014-5A, Class A
1.08%	07/25/41	[3,4]	112,764,372	109,065,892
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.12%	04/25/41	[3,4]	205,050,819	197,567,592
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.13%	09/25/42	[3,4]	279,378,476	273,548,225
Nelnet Student Loan Trust, Series 2015-3A, Class A2
1.13%	02/26/46	[3,4]	9,265,000	9,031,411
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.43%	06/25/49	[3,4]	13,095,000	12,202,529
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		27,309,926	27,288,369

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A2A
1.05%	04/15/19		$98,355,000	$98,390,496
North Carolina State Education Authority, Series 2011-1, Class A3
1.61%	10/25/41	[3]	24,545,000	24,067,686
North Carolina State Education Authority, Series 2011-2, Class A2
1.51%	07/25/25	[3]	7,740	7,694
Northstar Education Finance, Inc., Series 2007-1, Class A1
0.84%	04/28/30	[3]	10,000	9,667
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.49%	01/29/46	[3]	42,780,000	39,452,114
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
2.28%	04/15/25	[2,3,4]	500,000	500,235
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
2.23%	11/20/23	[2,3,4]	500,000	500,019
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B(Cayman Islands)
1.09%	08/25/21	[2,3]	86,181	85,693
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A (Cayman Islands)
2.20%	04/15/26	[2,3,4]	500,000	501,142
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.80%	10/01/37	[3]	16,955,000	16,275,335
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,5,†	13,004,312	11,053,751
Panthera Aviation, Series 2013-2
10.00%	03/20/24	3,5,†	15,944,679	13,234,190
PHEAA Student Loan Trust, Series 2015-1A, Class A
1.13%	10/25/41	[3,4]	235,537,885	226,476,436
Race Point VII CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
2.21%	11/08/24	[2,3,4]	500,000	499,861
Scholar Funding Trust, Series 2012-B, Class A2
1.62%	03/28/46	[3,4]	38,825,000	37,878,982
SLC Student Loan Trust I, Series 2002-2, Class B2
0.33%	07/01/42	[3,4]	24,150,000	18,690,651
SLC Student Loan Trust, Series 2005-3, Class B
1.10%	06/15/40	[3]	486,801	407,919
SLC Student Loan Trust, Series 2006-1, Class A6
1.01%	12/15/38	[3]	9,495,000	8,317,084

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1, Class B
1.06%	03/15/39	[3]	$130,413	$109,103
SLC Student Loan Trust, Series 2006-2, Class A6
1.01%	09/15/39	[3]	16,000,000	14,047,957
SLC Student Loan Trust, Series 2008-1, Class A4A
2.45%	12/15/32	[3]	24,453,038	24,857,352
SLM Student Loan Trust, Series 2003-11, Class A5
0.90%	12/15/22	[3,4]	26,156,195	26,033,687
SLM Student Loan Trust, Series 2003-11, Class A6
1.60%	12/15/25	[3,4]	16,265,000	16,004,230
SLM Student Loan Trust, Series 2003-4, Class A5E
1.60%	03/15/33	[3,4]	8,091,637	7,733,982
SLM Student Loan Trust, Series 2004-1, Class A4
0.97%	10/27/25	[3]	2,810,000	2,699,674
SLM Student Loan Trust, Series 2004-10, Class A5A
1.11%	04/25/23	[3,4]	1,812,129	1,811,779
SLM Student Loan Trust, Series 2004-10, Class A5B
1.11%	04/25/23	[3,4]	943,420	943,394
SLM Student Loan Trust, Series 2004-5A, Class A5
1.31%	10/25/23	[3,4]	5,735,273	5,714,624
SLM Student Loan Trust, Series 2004-8, Class B
1.17%	01/25/40	[3]	1,640,513	1,427,128
SLM Student Loan Trust, Series 2004-8A, Class A5
1.21%	04/25/24	[3,4]	82,078,892	82,032,960
SLM Student Loan Trust, Series 2005-4, Class B
0.89%	07/25/40	[3]	11,640,127	9,869,122
SLM Student Loan Trust, Series 2005-5, Class A5
1.46%	10/25/40	[3]	60,000	55,710
SLM Student Loan Trust, Series 2005-6, Class B
1.00%	01/25/44	[3]	12,951,871	10,967,148
SLM Student Loan Trust, Series 2005-8, Class A4
1.46%	01/25/28	[3]	5,160,000	5,142,329
SLM Student Loan Trust, Series 2006-10, Class B
0.93%	03/25/44	[3]	15,804,444	13,071,952
SLM Student Loan Trust, Series 2006-2, Class A6
0.88%	01/25/41	[3]	42,655,000	38,784,592

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-5, Class A5
0.82%	01/25/27	[3]	$104,325,446	$102,693,760
SLM Student Loan Trust, Series 2006-7, Class A5
0.81%	01/27/25	[3]	24,286,735	24,089,391
SLM Student Loan Trust, Series 2006-8, Class A6
0.87%	01/25/41	[3]	32,855,000	29,212,504
SLM Student Loan Trust, Series 2006-9, Class A5
0.81%	01/26/26	[3]	4,000,000	3,925,978
SLM Student Loan Trust, Series 2007-1, Class A5
0.80%	01/26/26	[3]	21,924,257	21,586,853
SLM Student Loan Trust, Series 2007-1, Class B
0.93%	01/27/42	[3]	6,460,965	5,409,612
SLM Student Loan Trust, Series 2007-3, Class A4
0.77%	01/25/22	[3]	3,160,000	2,951,817
SLM Student Loan Trust, Series 2007-6, Class A4
1.09%	10/25/24	[3]	42,956,697	42,237,725
SLM Student Loan Trust, Series 2007-6, Class B
1.56%	04/27/43	[3]	6,026,513	5,282,718
SLM Student Loan Trust, Series 2008-2, Class B
1.91%	01/25/29	[3]	38,874,000	33,926,887
SLM Student Loan Trust, Series 2008-3, Class A3
1.71%	10/25/21	[3]	33,146	32,557
SLM Student Loan Trust, Series 2008-3, Class B
1.91%	04/25/29	[3]	1,750,000	1,482,411
SLM Student Loan Trust, Series 2008-4, Class A4
2.36%	07/25/22	[3]	4,176,428	4,192,405
SLM Student Loan Trust, Series 2008-4, Class B
2.56%	04/25/29	[3]	4,384,000	4,067,066
SLM Student Loan Trust, Series 2008-5, Class A4
2.41%	07/25/23	[3]	29,461,564	29,652,242
SLM Student Loan Trust, Series 2008-5, Class B
2.56%	07/25/29	[3]	32,444,000	30,236,027
SLM Student Loan Trust, Series 2008-6, Class B
2.56%	07/25/29	[3]	31,644,000	29,551,480
SLM Student Loan Trust, Series 2008-7, Class B
2.56%	07/25/29	[3]	17,346,000	16,052,639

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 54

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class A4
2.21%	04/25/23	[3]	$6,445,000	$6,469,642
SLM Student Loan Trust, Series 2008-8, Class B
2.96%	10/25/29	[3]	545,000	523,129
SLM Student Loan Trust, Series 2008-9, Class A
2.21%	04/25/23	[3]	216,285,430	216,970,969
SLM Student Loan Trust, Series 2008-9, Class B
2.96%	10/25/29	[3]	31,675,000	30,701,285
SLM Student Loan Trust, Series 2009-3, Class A
1.28%	01/25/45	[3,4]	258,355,515	247,854,978
SLM Student Loan Trust, Series 2012-1, Class A2
0.98%	11/25/20	[3]	9,764,343	9,759,065
SLM Student Loan Trust, Series 2012-2, Class A
1.23%	01/25/29	[3]	20,695,697	19,979,034
SLM Student Loan Trust, Series 2012-3, Class A
1.18%	12/26/25	[3]	46,304,247	44,670,489
SLM Student Loan Trust, Series 2012-6, Class A2
0.81%	09/25/19	[3]	8,062,741	8,059,499
SLM Student Loan Trust, Series 2012-7, Class A2
0.81%	09/25/19	[3]	3,519,980	3,506,718
SLM Student Loan Trust, Series 2013-3, Class A2
0.83%	05/26/20	[3]	6,578,498	6,569,838
SLM Student Loan Trust, Series 2013-6, Class A3
1.18%	06/26/28	[3]	30,335,000	30,194,725
SLM Student Loan Trust, Series 2014-2, Class A2
0.88%	10/25/21	[3]	22,488,853	22,389,360
South Carolina Student Loan Corp., Series 2006-1, Class A2
0.96%	12/01/22	[3]	9,004,178	8,958,892
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[4]	11,308,595	11,611,821
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%	03/20/42	[4]	7,919,587	8,266,069
Vermont Student Assistance Corp., Series 2012-1, Class A
1.22%	07/28/34	[3]	6,650,336	6,480,327
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
2.16%	04/18/27	[2,3,4]	15,610,000	15,610,468

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Wachovia Student Loan Trust, Series 2006-1, Class A6
0.88%	04/25/40	[3,4]	$20,000	$17,571

Total Asset-Backed Securities (Cost $5,023,273,976)				4,915,402,794

BANK LOANS — 0.21%*
Communications — 0.02%
Nexstar Broadcasting, Inc., Bridge Term Loan
8.50%	01/27/17	[3,5]	12,384,068	12,384,068

Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	02/05/23	[3]	27,200,000	27,323,216

Electric — 0.05%
Dynegy, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	06/27/23	[3]	26,450,000	26,696,382
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[3]	13,692,214	13,813,253
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[3]	3,122,786	3,150,391

				43,660,026

Energy — 0.00%
Drillships Financing Holding, Term Loan B1, 1st Lien
LIBOR plus 5.00%	03/31/21	[3]	2,433,028	1,227,463

Finance — 0.06%
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[3]	49,009,581	49,418,076

Health Care — 0.01%
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
LIBOR plus 2.75%	12/31/19	[3]	8,852,588	8,703,201

Industrials — 0.03%
TransDigm, Inc., Delayed Draw Term Loan F-DD, 1st Lien
LIBOR plus 3.00%	06/09/23	[3]	7,285,950	7,297,899
TransDigm, Inc., Term Loan E, 1st Lien
LIBOR plus 3.00%	05/14/22	[3]	4,369,451	4,380,375
TransDigm, Inc., Term Loan F, 1st Lien
LIBOR plus 3.00%	06/09/23	[3]	8,095,500	8,108,777

				19,787,051

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.01%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	2,3,†	$11,451,444	$11,222,456

Total Bank Loans (Cost $173,666,670)				173,725,557

CORPORATES — 21.52%*
Automotive — 0.11%
Ford Motor Credit Co. LLC
6.63%	08/15/17		5,070,000	5,295,927
General Motors Co.
4.88%	10/02/23		25,149,000	27,287,570
5.00%	04/01/35		4,825,000	5,008,808
5.20%	04/01/45		4,775,000	4,985,592
6.60%	04/01/36		18,125,000	21,880,500
General Motors Financial Co., Inc.
2.40%	05/09/19		18,960,000	19,078,841
3.20%	07/06/21		8,595,000	8,722,206

				92,259,444

Banking — 3.80%
Bank of America Corp.
2.00%	01/11/18		50,000	50,246
3.88%	03/22/17		1,250,000	1,264,786
5.63%	10/14/16		2,605,000	2,608,262
5.70%	01/24/22		17,780,000	20,706,143
5.75%	12/01/17		76,190,000	79,850,015
6.00%	09/01/17		26,905,000	27,983,689
7.63%	06/01/19		405,000	465,066
Bank of America Corp. (GMTN)
3.30%	01/11/23		45,875,000	47,555,493
3.50%	04/19/26		25,896,000	27,020,820
6.40%	08/28/17		88,504,000	92,363,624
Bank of America Corp. (MTN)
1.49%	12/01/26	[3]	14,400,000	12,437,467
1.70%	08/25/17		2,500,000	2,504,865
2.63%	10/19/20		39,075,000	39,913,823
3.88%	08/01/25		72,205,000	77,282,528
4.00%	04/01/24		27,435,000	29,612,324
4.13%	01/22/24		74,917,000	81,375,894
5.00%	05/13/21		73,235,000	81,953,700
5.00%	01/21/44		11,770,000	13,918,355
5.65%	05/01/18		99,873,000	106,115,532
6.88%	04/25/18		60,059,000	64,801,739
8.68%	05/02/17	[3]	5,800,000	5,459,540
8.95%	05/18/17	[3]	5,990,000	5,638,387
9.57%	06/06/17	[3]	12,113,000	11,477,067

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Bank of America N.A. (BKNT)
1.15%	06/15/17	[3]	$51,120,000	$51,101,801
5.30%	03/15/17		201,033,000	204,569,975
6.10%	06/15/17		97,869,000	101,067,021
Bank of New York Mellon Corp. (MTN) (The)
1.35%	03/06/18		750,000	752,229
Bank One Corp.
8.00%	04/29/27		2,500,000	3,414,993
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,078,471
Barclays PLC (United Kingdom)
3.65%	03/16/25	[2]	6,885,000	6,810,136
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		6,250,000	6,249,813
2.15%	11/21/18		11,602,000	11,743,634
Capital One Financial Corp.
2.45%	04/24/19		300,000	306,694
3.20%	02/05/25		700,000	716,139
Capital One N.A.
2.40%	09/05/19		7,050,000	7,164,598
Citigroup, Inc.
1.80%	02/05/18		9,575,000	9,602,289
1.85%	11/24/17		44,000,000	44,149,688
Credit Suisse/New York (GMTN) (Switzerland)
1.44%	01/29/18	[2,3]	15,200,000	15,219,859
Discover Bank
2.00%	02/21/18		14,255,000	14,313,504
2.60%	11/13/18		50,370,000	51,210,862
3.20%	08/09/21		6,970,000	7,209,029
3.45%	07/27/26		2,465,000	2,474,825
4.20%	08/08/23		10,900,000	11,748,238
7.00%	04/15/20		9,000,000	10,279,287
Discover Bank (BKNT)
3.10%	06/04/20		60,207,000	62,029,044
8.70%	11/18/19		3,676,000	4,273,350
First Chicago NBD Institutional Capital I
1.31%	02/01/27	[3]	7,455,000	6,611,489
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	115,294,000	123,266,753
JPMorgan Chase & Co.
1.67%	01/23/20	[3]	15,000,000	15,151,065
2.55%	10/29/20		106,895,000	108,887,095
2.70%	05/18/23		39,800,000	40,263,829
2.75%	06/23/20		33,300,000	34,285,214
2.95%	10/01/26		4,570,000	4,565,485
3.20%	01/25/23		18,750,000	19,604,109
3.63%	05/13/24		4,750,000	5,056,674
3.90%	07/15/25		30,430,000	32,915,903
4.25%	10/15/20		10,525,000	11,426,535

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 56

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
4.25%	10/01/27		$12,780,000	$13,742,475
4.50%	01/24/22		345,000	382,202
5.60%	07/15/41		4,942,000	6,374,646
6.00%	01/15/18		24,840,000	26,248,726
6.30%	04/23/19		170,000	189,320
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17		1,678,000	1,737,014
6.00%	10/01/17		170,656,000	178,006,325
Lloyds Banking Group PLC (United Kingdom)
4.58%	12/10/25	[2,4]	2,100,000	2,155,405
Macquarie Bank Ltd. (Australia)
1.36%	10/27/17	[2,3,4]	89,760,000	89,769,335
1.60%	10/27/17	[2,4]	20,000,000	20,033,600
6.63%	04/07/21	[2,4]	4,728,000	5,450,018
Royal Bank of Scotland PLC (United Kingdom)
6.00%	12/19/23	[2]	5,200,000	5,427,443
6.40%	10/21/19	[2]	40,075,000	44,322,189
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[2]	69,390,000	70,073,353
UBS AG/Stamford CT (GMTN) (Switzerland)
1.56%	03/26/18	[2,3]	80,250,000	80,433,492
1.80%	03/26/18	[2]	62,275,000	62,416,644
UBS AG/Stamford CT (Switzerland)
1.38%	06/01/17	[2]	40,540,000	40,534,993
1.40%	06/01/17	[2,3]	33,900,000	33,929,154
Wells Fargo & Co.
2.10%	07/26/21		193,668,000	193,228,567
2.50%	03/04/21		154,120,000	156,703,067
3.00%	04/22/26		140,105,000	141,481,181
5.38%	11/02/43		16,807,000	19,547,213
Wells Fargo & Co. (GMTN)
1.50%	01/16/18		220,000	220,322
4.90%	11/17/45		690,000	761,534
Wells Fargo & Co. (MTN)
2.55%	12/07/20		10,000	10,211
3.30%	09/09/24		5,895,000	6,201,777
Wells Fargo Bank N.A. (BKNT)
1.65%	01/22/18		29,910,000	30,004,366

				3,092,263,567

Commercial Services — 0.02%
IHS Markit, Ltd. (Bermuda)
5.00%	11/01/22	[2,4]	14,323,000	15,226,781

Communications — 1.90%
21st Century Fox America, Inc.
4.75%	09/15/44		5,800,000	6,401,765
4.95%	10/15/45		18,155,000	20,655,061

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.40%	10/01/43		$6,105,000	$7,297,764
6.15%	03/01/37		6,730,000	8,500,639
6.15%	02/15/41		7,700,000	9,801,684
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,4]	11,720,000	12,232,750
Altice U.S. Finance I Corp.
5.38%	07/15/23	[4]	49,771,000	51,637,413
AT&T, Inc.
1.77%	06/30/20	[3]	16,863,000	17,018,005
2.45%	06/30/20		34,000,000	34,658,342
3.40%	05/15/25		58,215,000	59,828,982
3.60%	02/17/23		14,000,000	14,764,519
3.80%	03/15/22		9,029,000	9,656,335
4.13%	02/17/26		70,690,000	76,533,660
4.35%	06/15/45		22,036,000	21,814,779
4.45%	04/01/24		22,195,000	24,433,699
4.50%	05/15/35		50,000,000	52,776,750
4.55%	03/09/49	[4]	10,485,000	10,600,567
4.75%	05/15/46		42,590,000	44,747,311
4.80%	06/15/44		30,630,000	32,325,078
5.00%	03/01/21		2,000,000	2,241,550
CBS Corp.
2.90%	01/15/27		12,745,000	12,453,611
4.00%	01/15/26		4,822,000	5,112,868
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%	02/15/26	[4]	1,438,000	1,526,077
5.88%	04/01/24	[4]	4,283,000	4,580,240
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%	09/15/20	[4]	6,739,000	6,974,865
Charter Communications Operating LLC/Charter Communications
Operating Capital
4.46%	07/23/22	[4]	2,630,000	2,834,758
4.91%	07/23/25	[4]	1,460,000	1,612,497
6.38%	10/23/35	[4]	43,738,000	51,578,037
6.48%	10/23/45	[4]	107,505,000	130,709,954
Comcast Corp.
2.75%	03/01/23		34,775,000	36,130,703
3.60%	03/01/24		600,000	656,184
4.40%	08/15/35		17,230,000	19,553,414
4.60%	08/15/45		7,800,000	9,036,557
Cox Communications, Inc.
3.35%	09/15/26	[4]	15,000,000	15,130,703
CSC Holdings LLC
5.50%	04/15/27	[4]	21,815,000	22,414,913
6.75%	11/15/21		4,216,000	4,468,960
8.63%	02/15/19		8,975,000	10,040,781

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
DISH DBS Corp.
5.88%	07/15/22		$1,846,000	$1,904,057
6.75%	06/01/21		11,275,000	12,205,187
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	16,584,000	11,567,340
7.25%	04/01/19	[2]	4,500,000	3,631,050
Level 3 Financing, Inc.
5.25%	03/15/26	[4]	17,346,000	17,931,427
5.63%	02/01/23		5,610,000	5,848,425
LIN Television Corp.
5.88%	11/15/22		4,681,000	4,926,753
Neptune Finco Corp.
6.63%	10/15/25	[4]	33,144,000	36,044,100
10.88%	10/15/25	[4]	3,500,000	4,121,250
Nexstar Broadcasting, Inc.
6.13%	02/15/22	[4]	65,000	67,437
Nexstar Escrow Corp.
5.63%	08/01/24	[4]	22,655,000	22,881,550
Numericable-SFR SA (France)
7.38%	05/01/26	[2,4]	5,130,000	5,250,247
Sirius XM Radio, Inc.
4.25%	05/15/20	[4]	1,470,000	1,501,237
5.75%	08/01/21	[4]	8,000,000	8,378,200
Softbank Group Corp. (Japan)
4.50%	04/15/20	[2,4]	1,000,000	1,038,750
Sprint Communications, Inc.
9.00%	11/15/18	[4]	75,007,000	82,980,244
TCI Communications, Inc.
7.13%	02/15/28		3,235,000	4,568,438
Time Warner Cable, Inc.
4.50%	09/15/42		5,000,000	4,770,655
6.55%	05/01/37		5,170,000	6,131,858
Time Warner Entertainment Co. LP
8.38%	03/15/23		1,400,000	1,832,250
T-Mobile USA, Inc.
6.25%	04/01/21		6,800,000	7,140,000
6.63%	04/28/21		9,768,000	10,317,450
6.73%	04/28/22		86,999,000	91,783,945
Univision Communications, Inc.
5.13%	05/15/23	[4]	1,360,000	1,383,800
Verizon Communications, Inc.
3.85%	11/01/42		15,905,000	15,268,442
4.40%	11/01/34		27,795,000	29,501,835
4.52%	09/15/48		28,562,000	30,330,045
4.60%	04/01/21		1,200,000	1,338,797
4.67%	03/15/55		2,681,000	2,833,149
4.86%	08/21/46		113,635,000	125,928,262
5.05%	03/15/34		8,260,000	9,317,752
5.15%	09/15/23		69,041,000	80,486,721

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.85%	09/15/35		$14,080,000	$17,513,852
6.25%	04/01/37		2,680,000	3,403,553
Viacom, Inc.
3.45%	10/04/26		15,740,000	15,764,554
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/26	[2,4]	4,089,000	4,170,780
5.50%	01/15/25	[2,4]	2,050,000	2,103,813
5.50%	08/15/26	[2,4]	3,886,000	3,983,150

				1,542,892,130

Consumer Discretionary — 0.50%
Anheuser-Busch InBev Finance, Inc.
3.30%	02/01/23		30,507,000	32,227,351
3.65%	02/01/26		172,553,000	185,073,618
3.70%	02/01/24		1,250,000	1,353,993
4.70%	02/01/36		59,735,000	68,903,755
4.90%	02/01/46		14,802,000	17,632,142
Churchill Downs, Inc.
5.38%	12/15/21	[4]	10,719,000	11,147,760
5.38%	12/15/21		940,000	982,300
DS Services of America, Inc.
10.00%	09/01/21	[4]	32,324,000	36,202,880
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%	10/15/21		16,907,000	17,415,444
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
4.13%	07/15/21	[3,4]	3,800,000	3,866,500
5.75%	10/15/20		25,142,000	26,021,970
Spectrum Brands, Inc.
5.75%	07/15/25		4,717,000	5,148,605

				405,976,318

Consumer Products — 0.01%
Newell Brands, Inc.
3.85%	04/01/23		5,750,000	6,163,250

Electric — 1.59%
Alabama Power Capital Trust V
3.95%	10/01/42	[3]	290,000	279,058
American Transmission Systems, Inc.
5.00%	09/01/44	[4]	10,915,000	12,544,342
Appalachian Power Co.
4.45%	06/01/45		17,930,000	19,849,030
Berkshire Hathaway Energy Co.
4.50%	02/01/45		24,040,000	26,970,043
Cleco Corporate Holdings LLC
3.74%	05/01/26	[4]	13,325,000	13,818,627
Cleco Power LLC
6.65%	06/15/18		17,887,000	19,174,363

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Commonwealth Edison Co.
3.65%	06/15/46		$22,845,000	$23,447,217
Dominion Resources, Inc. (STEP)
4.10%	04/01/21		2,310,000	2,476,596
Duke Energy Carolinas LLC
3.75%	06/01/45		35,725,000	37,289,951
3.88%	03/15/46		3,000,000	3,177,924
4.00%	09/30/42		14,845,000	15,929,873
4.25%	12/15/41		28,843,000	32,118,440
Duke Energy Corp.
1.63%	08/15/17		400,000	401,268
2.65%	09/01/26		13,665,000	13,428,466
Duke Energy Indiana, Inc., Series UUU
4.20%	03/15/42		7,700,000	8,434,465
Duke Energy Indiana, Inc., Series WWW
4.90%	07/15/43		7,000,000	8,438,948
Duke Energy Progress LLC
3.70%	10/15/46		30,715,000	31,697,174
4.10%	05/15/42		8,915,000	9,712,759
4.15%	12/01/44		10,900,000	11,983,155
4.20%	08/15/45		16,475,000	18,301,012
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[4]	2,000,000	2,330,250
6.25%	08/15/35		42,000	47,233
6.40%	09/15/20	[4]	33,464,000	38,774,133
Dynegy, Inc.
5.88%	06/01/23		6,060,000	5,454,303
7.38%	11/01/22		1,000,000	992,500
Entergy Corp.
4.00%	07/15/22		17,822,000	19,342,430
5.13%	09/15/20		10,210,000	11,339,716
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		17,500,000	18,650,100
Entergy Texas, Inc.
7.13%	02/01/19		35,000	39,285
Eversource Energy, Series H
3.15%	01/15/25		9,500,000	9,910,020
Exelon Corp.
1.55%	06/09/17		8,735,000	8,743,503
4.45%	04/15/46		16,360,000	17,713,092
FirstEnergy Transmission LLC
4.35%	01/15/25	[4]	25,530,000	27,526,911
5.45%	07/15/44	[4]	63,750,000	72,046,795
Florida Power & Light Co.
3.80%	12/15/42		5,300,000	5,746,268
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	14,617	14,690
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	21,301,000	18,105,850

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
9.13%	05/01/31		$10,514,000	$8,621,480
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	13,274,266	4,977,850
8.73%	10/01/26	[5,7]	54,115,382	19,752,114
Indiana Michigan Power Co., Series K
4.55%	03/15/46		12,600,000	14,238,605
Indianapolis Power & Light Co.
4.70%	09/01/45	[4]	3,000,000	3,437,679
IPALCO Enterprises, Inc.
5.00%	05/01/18		7,500,000	7,865,622
ITC Holdings Corp.
3.65%	06/15/24		5,650,000	5,957,293
Jersey Central Power & Light Co.
4.30%	01/15/26	[4]	5,450,000	5,814,551
4.70%	04/01/24	[4]	31,002,000	33,998,498
6.40%	05/15/36		8,900,000	10,682,403
Kansas City Power & Light Co.
3.65%	08/15/25		15,195,000	16,151,047
6.38%	03/01/18		4,320,000	4,614,369
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	90,942
Metropolitan Edison Co.
3.50%	03/15/23	[4]	11,725,000	12,064,157
4.00%	04/15/25	[4]	18,769,000	19,843,052
7.70%	01/15/19		14,000	15,746
MidAmerican Energy Co.
3.50%	10/15/24		13,474,000	14,708,623
4.25%	05/01/46		33,420,000	38,219,981
4.40%	10/15/44		8,875,000	10,353,176
4.80%	09/15/43		11,300,000	13,812,436
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28	[5]	8,836,850	6,936,928
Nevada Power Co.
5.45%	05/15/41		600,000	762,828
NextEra Energy Capital Holdings, Inc.
1.59%	06/01/17		12,940,000	12,969,646
1.65%	09/01/18		12,248,000	12,299,754
2.30%	04/01/19		7,190,000	7,307,028
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		24,226,000	24,361,641
Niagara Mohawk Power Corp.
3.51%	10/01/24	[4]	6,000,000	6,452,862
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	18,462,893
5.25%	09/30/40		9,938,000	12,738,350
5.30%	06/01/42		24,358,000	31,127,161
7.00%	09/01/22		25,475,000	32,325,278

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
PacifiCorp
3.35%	07/01/25		$7,200,000	$7,760,203
Pennsylvania Electric Co.
4.15%	04/15/25	[4]	6,100,000	6,309,920
Potomac Electric Power Co.
4.15%	03/15/43		50,000,000	55,247,800
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,368,945
Public Service Co. of New Mexico
3.85%	08/01/25		10,000,000	10,411,297
5.35%	10/01/21		5,320,000	5,859,888
7.95%	05/15/18		41,187,000	45,440,793
Public Service Electric & Gas Co. (MTN)
2.25%	09/15/26		11,165,000	11,138,723
3.65%	09/01/42		7,215,000	7,601,912
4.15%	11/01/45		24,175,000	27,572,820
Public Service Electric & Gas Co., Series K
4.05%	05/01/45		15,770,000	17,723,524
Puget Energy, Inc.
6.00%	09/01/21		3,494,000	4,042,722
Southern California Edison Co., Series C
3.60%	02/01/45		6,375,000	6,669,331
Southern Co. Gas Capital Corp.
2.45%	10/01/23		11,015,000	11,093,317
Southwestern Electric Power Co.
6.20%	03/15/40		5,710,000	7,364,176
6.45%	01/15/19		28,760,000	31,665,178
Southwestern Electric Power Co., Series J
3.90%	04/01/45		33,886,000	33,936,931
Southwestern Electric Power Co., Series K
2.75%	10/01/26		19,500,000	19,514,381
Tucson Electric Power Co.
3.85%	03/15/23		85,000	87,139
Virginia Electric & Power Co., Series A
3.15%	01/15/26		3,285,000	3,471,511

				1,295,494,294

Energy — 1.41%
Anadarko Petroleum Corp.
4.50%	07/15/44		27,421,000	25,254,604
Arch Coal, Inc.[8]
7.00%	06/15/19	[9]	14,345,000	690,353
Boardwalk Pipelines LP
4.95%	12/15/24		81,820,000	85,734,842
5.20%	06/01/18		10,819,000	10,941,816
5.75%	09/15/19		7,000,000	7,507,620
5.88%	11/15/16		2,430,000	2,441,334
5.95%	06/01/26		23,235,000	25,764,361

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
BP Capital Markets PLC (United Kingdom)
1.85%	05/05/17	[2]	$500,000	$502,123
3.06%	03/17/22	[2]	11,653,000	12,221,457
3.25%	05/06/22	[2]	10,000,000	10,540,270
3.51%	03/17/25	[2]	9,267,000	9,841,211
3.54%	11/04/24	[2]	20,883,000	22,154,294
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[4]	23,400,000	24,886,415
4.50%	03/10/46	[4]	24,650,000	28,324,428
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[2]	10,630,000	10,691,473
Devon Energy Corp.
4.75%	05/15/42		11,800,000	11,054,169
5.60%	07/15/41		3,590,000	3,634,297
5.85%	12/15/25		18,419,000	20,765,010
El Paso LLC (GMTN)
7.80%	08/01/31		3,000,000	3,664,605
Enbridge Energy Partners LP
5.88%	10/15/25		23,730,000	27,284,006
7.38%	10/15/45		44,430,000	56,513,956
Energy Transfer Partners LP
3.60%	02/01/23		38,070,000	37,519,127
3.77%	11/01/66	[3]	75,473,000	51,321,640
4.75%	01/15/26		6,500,000	6,727,786
4.90%	03/15/35		6,490,000	6,084,284
5.15%	03/15/45		44,825,000	41,737,320
5.50%	06/01/27		10,700,000	10,700,000
5.95%	10/01/43		52,360,000	53,063,823
6.13%	12/15/45		2,685,000	2,794,669
6.50%	02/01/42		2,000,000	2,129,344
Exxon Mobil Corp.
2.73%	03/01/23		45,000,000	46,645,133
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	19,050,000	21,623,503
KeySpan Gas East Corp.
2.74%	08/15/26	[4]	30,307,000	30,752,592
Kinder Morgan, Inc.
6.95%	06/01/28		7,000,000	7,430,442
NGPL Pipe Co. LLC
7.12%	12/15/17	[4]	17,310,000	18,175,500
Noble Energy, Inc.
5.05%	11/15/44		27,413,000	27,238,982
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,407,000	2,700,021
Pioneer Natural Resources Co.
3.95%	07/15/22		6,810,000	7,255,776
4.45%	01/15/26		1,749,000	1,909,056
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22		9,972,000	10,542,274

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.88%	03/01/22		$11,895,000	$13,117,713
Rockies Express Pipeline LLC
5.63%	04/15/20	[4]	9,133,000	9,658,147
6.00%	01/15/19	[4]	10,559,000	11,139,745
6.85%	07/15/18	[4]	26,996,000	28,615,760
Ruby Pipeline LLC
6.00%	04/01/22	[4]	41,730,000	44,537,361
Sabine Pass LNG LP
7.50%	11/30/16	[4]	19,323,000	19,431,692
7.50%	11/30/16		12,052,000	12,119,793
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[2]	10,035,000	10,592,906
4.38%	05/11/45	[2]	21,509,000	23,551,736
4.55%	08/12/43	[2]	4,075,000	4,501,001
Spectra Energy Partners LP
4.50%	03/15/45		43,788,000	44,050,728
TC PipeLines LP
4.38%	03/13/25		36,050,000	36,872,884
4.65%	06/15/21		6,108,000	6,414,872
Tennessee Gas Pipeline Co. LLC
7.63%	04/01/37		40,000	47,977
8.38%	06/15/32		5,224,000	6,527,759
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	35,272,000	35,233,695
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[2,3]	85,000	67,830
Williams Cos., Inc. (The)
7.88%	09/01/21		4,538,000	5,275,425
Williams Partners LP
3.35%	08/15/22		6,820,000	6,801,475
3.60%	03/15/22		38,774,000	39,494,692
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,175,000	2,226,908

				1,147,044,015

Entertainment — 0.01%
Carmike Cinemas, Inc.
6.00%	06/15/23	[4]	5,410,000	5,653,450

Finance — 3.70%
Alta Wind Holdings LLC
7.00%	06/30/35	[4,5]	12,342,642	12,825,635
American Express Bank FSB (BKNT)
6.00%	09/13/17		8,100,000	8,451,248
American Express Co.
7.00%	03/19/18		38,073,000	41,100,470
Bear Stearns Cos. LLC (The)
4.65%	07/02/18		4,330,000	4,570,183
6.40%	10/02/17		126,896,000	132,932,696
7.25%	02/01/18		110,511,000	118,700,528

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Chase Capital II, Series B
1.26%	02/01/27	[3]	$14,455,000	$12,864,950
Chase Capital III, Series C
1.39%	03/01/27	[3]	10,900,000	9,687,375
Chase Capital VI
1.38%	08/01/28	[3]	19,340,000	17,067,550
CIT Group, Inc.
4.25%	08/15/17		9,633,000	9,825,660
6.63%	04/01/18	[4]	6,632,000	7,054,790
Citigroup Capital III
7.63%	12/01/36		7,438,000	9,469,474
Citigroup, Inc.
1.30%	11/15/16		15,030,000	15,032,983
1.31%	08/14/17	[3]	5,355,000	5,358,026
1.35%	03/10/17		31,282,000	31,306,290
1.38%	08/25/36	[3]	84,199,000	62,379,739
1.39%	03/10/17	[3]	4,345,000	4,349,619
1.53%	11/24/17	[3]	46,230,000	46,367,303
1.55%	08/14/17		36,333,000	36,384,375
1.70%	04/27/18		40,144,000	40,202,972
1.75%	05/01/18		17,650,000	17,685,658
2.15%	07/30/18		19,250,000	19,417,071
2.50%	09/26/18		8,500,000	8,635,953
4.50%	01/14/22		265,000	293,092
5.50%	09/13/25		10,000,000	11,424,870
6.13%	11/21/17		26,236,000	27,592,960
6.13%	05/15/18		18,522,000	19,828,468
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,822,564
Discover Financial Services
3.85%	11/21/22		10,899,000	11,321,805
5.20%	04/27/22		4,515,000	4,976,857
Ford Motor Credit Co. LLC
1.46%	03/27/17		19,898,000	19,924,046
1.72%	12/06/17		9,143,000	9,157,263
1.81%	01/09/18	[3]	45,075,000	45,198,505
2.15%	01/09/18		3,000,000	3,017,370
2.24%	06/15/18		10,000,000	10,089,897
2.55%	10/05/18		4,370,000	4,437,796
3.00%	06/12/17		9,782,000	9,883,796
3.34%	03/18/21		12,900,000	13,299,629
8.00%	12/15/16		83,732,000	84,903,381
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	105,774,000	118,953,229
General Electric Corp. (GMTN)
3.10%	01/09/23		18,369,000	19,531,354
5.63%	05/01/18		295,000	315,885
6.15%	08/07/37		4,121,000	5,666,433

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Corp. (MTN)
1.16%	05/05/26	[3]	$52,485,000	$51,911,084
1.30%	08/15/36	[3]	13,220,000	11,383,332
4.38%	09/16/20		15,815,000	17,512,970
5.88%	01/14/38		13,571,000	18,249,443
General Electric Corp., Series A (MTN)
6.75%	03/15/32		3,984,000	5,607,835
General Motors Financial Co., Inc.
3.00%	09/25/17		52,050,000	52,730,111
3.10%	01/15/19		44,080,000	45,155,552
4.38%	09/25/21		10,000,000	10,751,000
4.75%	08/15/17		47,107,000	48,394,717
Goldman Sachs Group, Inc. (GMTN) (The)
2.38%	01/22/18		38,810,000	39,240,131
5.38%	03/15/20		60,000	66,493
7.50%	02/15/19		21,655,000	24,489,336
Goldman Sachs Group, Inc. (MTN) (The)
1.65%	12/15/17	[3]	19,550,000	19,613,225
2.43%	11/29/23	[3]	11,783,000	11,898,479
3.85%	07/08/24		123,639,000	131,552,947
Goldman Sachs Group, Inc. (The)
1.48%	05/22/17	[3]	19,100,000	19,134,953
1.87%	04/23/20	[3]	26,625,000	26,835,417
2.63%	04/25/21		3,435,000	3,496,349
2.88%	02/25/21		28,750,000	29,521,276
3.75%	02/25/26		2,824,000	2,969,769
4.75%	10/21/45		39,641,000	44,602,567
5.15%	05/22/45		2,700,000	2,968,746
5.25%	07/27/21		38,000,000	43,049,649
5.75%	10/01/16		3,606,000	3,606,463
5.95%	01/18/18		68,865,000	72,677,711
6.15%	04/01/18		31,176,000	33,217,810
6.75%	10/01/37		9,500,000	12,133,780
Goldman Sachs Group, Inc., Series D (The)
6.00%	06/15/20		9,510,000	10,830,701
International Lease Finance Corp.
7.13%	09/01/18	[4]	114,768,000	125,455,770
JPMorgan Chase Capital XIII, Series M
1.79%	09/30/34	[3]	4,238,000	3,497,380
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[3]	134,720,000	108,551,044
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[3]	93,909,000	72,075,157
KKR Group Finance Co. III LLC
5.13%	06/01/44	[4]	28,980,000	29,556,383
Morgan Stanley
1.60%	01/05/18	[3]	81,335,000	81,483,680
4.75%	03/22/17		15,372,000	15,626,960

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.75%	01/25/21		$5,418,000	$6,188,323
Morgan Stanley (GMTN)
2.38%	07/23/19		24,305,000	24,761,799
3.70%	10/23/24		28,819,000	30,428,541
3.88%	01/27/26		7,245,000	7,710,159
4.00%	07/23/25		47,700,000	51,243,299
5.45%	01/09/17		24,765,000	25,040,164
5.50%	07/24/20		56,988,000	63,918,026
6.63%	04/01/18		83,640,000	89,650,621
7.30%	05/13/19		27,604,000	31,390,993
Morgan Stanley (MTN)
1.13%	10/18/16	[3]	20,365,000	20,365,128
5.55%	04/27/17		19,290,000	19,738,010
5.63%	09/23/19		23,511,000	26,065,026
5.75%	10/18/16		19,210,000	19,245,991
5.95%	12/28/17		42,764,000	45,041,611
6.25%	08/28/17		33,780,000	35,198,422
Morgan Stanley, Series F
3.88%	04/29/24		6,367,000	6,820,642
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	28,618,920	33,919,430
Protective Life Global Funding
2.70%	11/25/20	[4]	32,195,000	33,170,235
Raymond James Financial, Inc.
4.95%	07/15/46		7,090,000	7,154,452
8.60%	08/15/19		8,453,000	9,888,302
SL Green Realty Corp.
5.00%	08/15/18		32,299,000	33,743,540
Visa, Inc.
3.15%	12/14/25		61,575,000	65,146,196

				3,010,986,878

Food — 0.23%
Kraft Heinz Foods Co.
3.00%	06/01/26		21,795,000	22,013,713
4.38%	06/01/46		111,228,000	118,203,497
5.20%	07/15/45		26,987,000	31,916,621
TreeHouse Foods, Inc.
6.00%	02/15/24	[4]	12,544,000	13,563,200

				185,697,031

Health Care — 3.25%
AbbVie, Inc.
1.75%	05/06/16		35,336,000	35,452,256
1.80%	05/14/18		114,283,000	114,795,216
2.30%	05/14/21		4,580,000	4,624,719
2.90%	11/06/22		14,000,000	14,375,480
3.20%	05/14/26		27,640,000	28,196,577
3.60%	05/14/25		5,650,000	5,916,397

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.45%	05/14/46		$59,748,000	$62,717,410
4.50%	05/14/35		51,764,000	55,338,770
4.70%	05/14/45		31,397,000	34,193,539
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[2]	14,725,000	15,477,521
3.80%	03/15/25	[2]	187,760,000	199,067,095
4.55%	03/15/35	[2]	61,749,000	65,793,127
4.75%	03/15/45	[2]	68,556,000	75,260,777
Actavis, Inc.
1.88%	10/01/17		5,654,000	5,674,206
Aetna, Inc.
1.70%	06/07/18		50,400,000	50,578,035
1.90%	06/07/19		55,000,000	55,494,477
2.80%	06/15/23		52,720,000	54,056,689
3.20%	06/15/26		55,700,000	56,745,124
4.25%	06/15/36		36,295,000	37,716,385
4.38%	06/15/46		36,195,000	37,712,953
Amgen, Inc.
3.63%	05/15/22		5,312,000	5,709,537
4.40%	05/01/45		22,573,000	23,808,398
4.56%	06/15/48	[4]	11,532,000	12,251,425
4.66%	06/15/51	[4]	25,279,000	27,118,789
Anthem, Inc.
1.88%	01/15/18		29,325,000	29,482,466
Ascension Health
3.95%	11/15/46		25,690,000	28,205,475
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	49,573,000	52,998,172
Baxalta, Inc.
2.88%	06/23/20		28,810,000	29,569,893
4.00%	06/23/25		3,047,000	3,256,998
Baylor Scott & White Holdings
4.19%	11/15/45		27,090,000	30,936,764
Biogen, Inc.
5.20%	09/15/45		12,440,000	14,672,650
Catholic Health Initiatives
2.95%	11/01/22		24,505,000	24,832,460
Celgene Corp.
2.88%	08/15/20		10,750,000	11,130,851
4.63%	05/15/44		12,750,000	13,492,394
5.00%	08/15/45		159,876,000	179,377,834
Centene Corp.
4.75%	05/15/22		6,051,000	6,255,221
5.63%	02/15/21		1,413,000	1,501,313
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		32,449,000	32,734,551
5.13%	07/15/24		10,642,000	10,894,747
5.75%	08/15/22		14,675,000	15,427,094

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Express Scripts Holding Co.
3.40%	03/01/27		$43,512,000	$43,852,568
4.80%	07/15/46		18,265,000	19,065,107
Forest Laboratories LLC
5.00%	12/15/21	[4]	11,870,000	13,346,331
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[4]	11,188,000	11,761,385
4.75%	10/15/24	[4]	7,690,000	8,112,950
5.75%	02/15/21	[4]	3,107,000	3,495,375
Gilead Sciences, Inc.
2.95%	03/01/27		47,675,000	48,239,663
3.25%	09/01/22		19,133,000	20,410,028
4.00%	09/01/36		25,000,000	25,544,525
4.15%	03/01/47		57,580,000	59,004,011
4.50%	02/01/45		4,620,000	4,918,688
4.75%	03/01/46		3,489,000	3,908,741
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[2]	12,714,000	13,222,560
HCA, Inc.
4.25%	10/15/19		9,790,000	10,230,550
4.75%	05/01/23		10,175,000	10,655,133
5.00%	03/15/24		27,739,000	29,333,993
5.25%	04/15/25		20,770,000	22,197,937
5.88%	03/15/22		6,237,000	6,891,885
6.50%	02/15/20		16,528,000	18,399,796
Johnson & Johnson
2.45%	03/01/26		14,324,000	14,750,984
3.55%	03/01/36		37,415,000	41,420,135
Medtronic, Inc.
4.63%	03/15/45		1,826,000	2,149,572
Memorial Sloan-Kettering, Series 2015
4.20%	07/01/55		1,233,000	1,376,770
Merck & Co., Inc.
3.70%	02/10/45		215,000	228,441
Mylan NV (Netherlands)
2.50%	06/07/19	[2,4]	52,335,000	52,861,935
New York and Presbyterian Hospital (The)
4.02%	08/01/45		26,320,000	28,677,548
Northwell Healthcare, Inc.
3.98%	11/01/46		34,525,000	35,005,761
4.80%	11/01/42		40,000	44,138
6.15%	11/01/43		27,980,000	38,150,940
NYU Hospitals Center, Series 13, Class A
5.75%	07/01/43		6,040,000	7,894,685
Quintiles Transnational Corp.
4.88%	05/15/23	[4]	7,804,000	8,072,263
RegionalCare Hospital Partners Holdings, Inc.
8.25%	05/01/23	[4]	940,000	975,250

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[2]	$139,135,000	$139,163,384
Stryker Corp.
4.63%	03/15/46		25,000,000	28,103,550
Tenet Healthcare Corp.
4.35%	06/15/20	[3]	31,707,000	32,027,241
4.38%	10/01/21		2,000,000	1,992,500
4.50%	04/01/21		4,240,000	4,266,500
6.00%	10/01/20		18,745,000	19,869,700
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
2.80%	07/21/23	[2]	48,390,000	48,591,302
3.15%	10/01/26	[2]	50,000,000	50,330,925
Trinity Health Corp.
4.13%	12/01/45		17,833,000	19,649,214
UnitedHealth Group, Inc.
3.75%	07/15/25		14,835,000	16,335,338
4.63%	07/15/35		15,765,000	18,369,465
Valeant Pharmaceuticals International
6.75%	08/15/21	[4]	9,000,000	8,505,000
7.25%	07/15/22	[4]	2,550,000	2,377,875
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%	03/01/23	[2,4]	4,912,000	4,224,320
5.63%	12/01/21	[2,4]	14,083,000	12,586,681
5.88%	05/15/23	[2,4]	49,518,000	43,018,763
6.13%	04/15/25	[2,4]	33,526,000	29,083,805
WellCare Health Plans, Inc.
5.75%	11/15/20		2,117,000	2,187,126

				2,647,726,122

Industrials — 0.37%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.85%	12/15/19	[2,3,4]	27,055,000	27,495,997
4.07%	05/15/21	[2,3,4]	7,451,000	7,581,393
Ball Corp.
4.00%	11/15/23		405,000	411,075
Clean Harbors, Inc.
5.13%	06/01/21		3,178,000	3,273,340
General Electric Co.
4.50%	03/11/44		15,283,000	17,653,989
Graphic Packaging International, Inc.
4.13%	08/15/24		3,246,000	3,278,460
Metropolitan Life Global Funding I
1.35%	09/14/18	[4]	14,400,000	14,391,327
SBA Communications Corp.
4.88%	09/01/24	[4]	58,041,000	58,766,513
Siemens Financieringsmaatschappij NV (Netherlands)
2.00%	09/15/23	[2,4]	8,250,000	8,162,946
2.35%	10/15/26	[2,4]	158,010,000	156,588,937

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Standard Industries, Inc.
5.13%	02/15/21	[4]	$1,000,000	$1,056,875
TransDigm, Inc.
6.38%	06/15/26	[4]	3,720,000	3,859,500

				302,520,352

Information Technology — 0.71%
Apple, Inc.
3.25%	02/23/26		7,679,000	8,228,041
3.85%	08/04/46		17,355,000	17,644,698
4.38%	05/13/45		17,230,000	19,024,367
4.65%	02/23/46		52,190,000	59,936,275
First Data Corp.
5.00%	01/15/24	[4]	78,747,000	80,223,506
5.38%	08/15/23	[4]	32,682,000	33,827,504
IMS Health, Inc.
5.00%	10/15/26	[4]	3,869,000	4,043,105
Microsoft Corp.
2.40%	08/08/26		28,315,000	28,391,224
3.75%	02/12/45		86,215,000	87,729,884
4.45%	11/03/45		57,631,000	65,497,516
MSCI, Inc.
4.75%	08/01/26	[4]	19,360,000	19,795,600
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,4]	8,800,000	9,274,038
4.13%	06/01/21	[2,4]	14,690,000	15,773,387
Oracle Corp.
2.40%	09/15/23		55,470,000	55,823,948
4.00%	07/15/46		60,215,000	62,170,241
4.13%	05/15/45		4,800,000	5,040,178
SS&C Technologies Holdings, Inc.
5.88%	07/15/23		4,351,000	4,601,183

				577,024,695

Insurance — 1.32%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		7,200,000	8,107,539
4.40%	05/15/42		57,751,000	65,913,238
Berkshire Hathaway, Inc.
2.75%	03/15/23		65,000,000	67,605,395
3.13%	03/15/26		62,239,000	65,538,476
4.50%	02/11/43		39,529,000	46,224,086
Farmers Exchange Capital
7.05%	07/15/28	[4]	10,634,000	12,840,374
7.20%	07/15/48	[4]	18,265,000	21,610,956
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	69,710,000	74,813,469
Farmers Exchange Capital III
5.45%	10/15/54	[3,4]	69,560,000	69,386,100

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Guardian Life Global Funding
2.00%	04/26/21	[4]	$6,850,000	$6,915,777
Jackson National Life Global Funding
1.88%	10/15/18	[4]	55,605,000	56,188,936
3.05%	04/29/26	[4]	65,627,000	66,627,615
MassMutual Global Funding II
2.00%	04/15/21	[4]	8,250,000	8,297,986
Metropolitan Life Global Funding I
1.50%	01/10/18	[4]	14,800,000	14,840,937
1.55%	09/13/19	[4]	17,000,000	16,962,813
1.88%	06/22/18	[4]	23,650,000	23,861,750
1.95%	09/15/21	[4]	105,555,000	105,556,267
2.50%	12/03/20	[4]	57,015,000	58,600,872
3.88%	04/11/22	[4]	23,935,000	26,013,803
Nationwide Mutual Insurance Co.
3.14%	12/15/24	[3,4]	18,949,000	18,570,020
New York Life Global Funding
1.55%	11/02/18	[4]	32,050,000	32,203,103
2.00%	04/13/21	[4]	24,750,000	24,977,092
2.35%	07/14/26	[4]	14,175,000	14,053,428
Pricoa Global Funding I
1.60%	05/29/18	[4]	24,825,000	24,942,733
2.20%	06/03/21	[4]	32,450,000	32,911,504
2.55%	11/24/20	[4]	17,155,000	17,686,470
Principal Life Global Funding II
3.00%	04/18/26	[4]	61,245,000	62,358,863
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	[4]	7,628,000	8,599,815
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[3,4]	19,650,000	20,017,504

				1,072,226,921

Materials — 0.01%
Valvoline, Inc.
5.50%	07/15/24	[4]	9,270,000	9,710,325

Real Estate Investment Trust (REIT) — 1.51%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,205,000	5,287,754
3.90%	06/15/23		57,677,000	60,362,729
3.95%	01/15/27		17,500,000	18,325,405
4.30%	01/15/26		6,775,000	7,319,906
4.60%	04/01/22		43,748,000	47,777,051
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		7,245,000	7,833,787
Boston Properties LP
3.13%	09/01/23		5,000,000	5,146,560
3.65%	02/01/26		5,000,000	5,299,430
3.70%	11/15/18		26,115,000	27,252,413

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
5.63%	11/15/20	$8,659,000	$9,851,444
Camden Property Trust
4.63%	06/15/21	600,000	658,582
Duke Realty LP
6.50%	01/15/18	15,590,000	16,586,170
Education Realty Operating Partnership LP
4.60%	12/01/24	6,615,000	6,897,236
5.75%	06/15/17	45,000	46,366
Essex Portfolio LP
5.50%	03/15/17	100,000	101,740
First Industrial LP (MTN)
7.50%	12/01/17	80,000	84,891
HCP, Inc.
3.15%	08/01/22	12,660,000	12,862,370
3.40%	02/01/25	26,725,000	26,443,158
3.75%	02/01/19	7,907,000	8,230,290
3.88%	08/15/24	24,650,000	25,277,158
4.00%	12/01/22	54,420,000	57,572,643
4.20%	03/01/24	24,904,000	26,172,990
4.25%	11/15/23	85,445,000	89,602,284
5.63%	05/01/17	11,950,000	12,232,159
Healthcare Realty Trust, Inc.
5.75%	01/15/21	30,455,000	34,631,720
Highwoods Realty LP
5.85%	03/15/17	23,850,000	24,281,303
7.50%	04/15/18	15,585,000	16,832,112
Hospitality Properties Trust
6.70%	01/15/18	5,926,000	6,157,102
Kimco Realty Corp.
6.88%	10/01/19	9,175,000	10,515,000
Post Apartment Homes LP
4.75%	10/15/17	21,885,000	22,585,298
Realty Income Corp.
6.75%	08/15/19	15,645,000	17,785,361
SL Green Realty Corp.
4.50%	12/01/22	8,570,000	8,934,731
7.75%	03/15/20	26,913,000	31,181,254
Ventas Realty LP
3.13%	06/15/23	1,235,000	1,261,866
3.25%	10/15/26	6,500,000	6,576,875
3.50%	02/01/25	27,105,000	28,013,316
3.75%	05/01/24	10,000,000	10,538,150
4.13%	01/15/26	25,010,000	26,949,751
4.38%	02/01/45	7,600,000	7,715,672
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	3,660,000	3,683,146
2.70%	04/01/20	31,673,000	32,482,277
3.25%	08/15/22	3,000,000	3,132,055
4.25%	03/01/22	10,000,000	10,895,560

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
VEREIT Operating Partnership LP
3.00%	02/06/19		$19,140,000	$19,522,800
4.13%	06/01/21		19,825,000	20,568,437
4.88%	06/01/26		18,429,000	19,557,776
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[4]	45,955,000	46,051,377
2.70%	09/17/19	[4]	109,946,000	112,772,833
3.25%	10/05/20	[4]	68,280,000	71,145,063
Welltower, Inc.
2.25%	03/15/18		11,443,000	11,546,582
3.75%	03/15/23		11,170,000	11,746,350
4.00%	06/01/25		16,479,000	17,505,180
4.13%	04/01/19		17,505,000	18,425,588
4.25%	04/01/26		14,915,000	16,160,589
4.70%	09/15/17		28,088,000	28,932,578
4.95%	01/15/21		3,732,000	4,108,650
5.25%	01/15/22		28,770,000	32,628,158
6.50%	03/15/41		13,430,000	17,313,184

				1,229,362,210

Retail — 0.43%
CVS Health Corp.
1.20%	12/05/16		450,000	450,186
2.88%	06/01/26		2,605,000	2,649,027
4.88%	07/20/35		78,060,000	91,665,234
5.13%	07/20/45		49,205,000	59,952,208
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		13,925,000	14,002,431
3.10%	06/01/23		40,495,000	41,829,715
3.45%	06/01/26		61,590,000	64,066,041
4.80%	11/18/44		20,035,000	22,214,758
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	5,143,016
4.30%	04/22/44		9,683,000	11,403,417
4.75%	10/02/43		32,175,000	39,897,804

				353,273,837

Services — 0.10%
Aramark Services, Inc.
4.75%	06/01/26	[4]	1,000,000	1,007,500
5.13%	01/15/24	[4]	7,084,000	7,385,070
University of Southern California
3.03%	10/01/39		70,000,000	69,476,365

				77,868,935

Transportation — 0.54%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		7,953,693	8,739,518

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
America West Airlines Pass-Through Trust, Series 1999-1, Class G
7.93%	01/02/19		$4,348,226	$4,625,426
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		2,920,340	3,181,710
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25		20,241,630	21,582,637
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		112,361,022	122,613,965
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		530,024	538,968
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,698,541	2,865,446
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20		63,280	66,722
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20		5,297,523	5,718,146
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		12,471	13,999
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		4,491,611	4,894,453
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		34,490,590	38,931,253
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,500,746	1,592,667
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		32,766,693	37,415,468
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		41,698,902	48,162,232
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[3]	13,605,000	13,556,022
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		3,588,089	4,128,635
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%	04/01/28		20,624,000	21,217,971

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 66

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		$22,120,909	$25,217,837
7.13%	10/22/23		4,240,772	5,049,169
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		1,397,232	1,515,124
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		11,944	13,064
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		49,882,951	57,552,455
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		32,789	33,035
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		6,728,031	6,904,306

				436,130,228

Total Corporates (Cost $16,918,841,483)				17,505,500,783

MORTGAGE-BACKED — 39.14%**
Commercial Mortgage-Backed — 2.53%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%	08/10/35	[4]	36,885,000	40,950,981
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[4]	63,710,000	68,967,935
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[4]	10,335,000	10,806,875
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.33%	08/15/46	[3,4]	8,188,103	9,471,873
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AA
5.82%	02/24/51	[3,4]	17,029,409	17,157,481
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AB
5.88%	12/24/49	[3,4]	13,597,718	13,758,394
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4B
5.68%	02/17/51	[3,4]	25,000,000	25,579,146
Bayview Commercial Asset Trust, Series 2004-1, Class A
0.89%	04/25/34	[3,4]	50,716	46,918
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.96%	08/25/34	[3,4]	480,551	438,340
BBCMS Trust, Series 2015-SRCH, Class A2
4.20%	08/10/35	[4]	48,985,000	55,631,637

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Capmark Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.24%	05/15/35	[3,5]	$6,621,403	$91,930
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		2,416,250	2,419,726
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A
3.37%	03/13/35	[4]	13,300,000	14,176,669
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[4]	5,000	5,296
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2
1.77%	10/15/45		49,191,742	49,316,419
Commercial Mortgage Trust, Series 2012-9W57, Class A
2.36%	02/10/29	[4]	152,174,993	152,470,471
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[4]	14,635,000	16,496,206
Commercial Mortgage Trust, Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	491,189
Commercial Mortgage Trust, Series 2013-CR6, Class A2
2.12%	03/10/46		24,355,000	24,548,062
Commercial Mortgage Trust, Series 2013-LC6, Class A2
1.91%	01/10/46		13,815,000	13,893,620
Commercial Mortgage Trust, Series 2013-SFS, Class A2
3.09%	04/12/35	[3,4]	7,205,000	7,501,162
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[3,4]	15,960,000	17,343,812
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35	[4]	16,440,000	17,287,229
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[3,4]	74,550,000	80,409,973
Commercial Mortgage Trust, Series 2016-CR28, Class A4
3.76%	02/10/49		6,685,000	7,345,454
Credit Suisse Mortgage Trust, Series 2007-C1, Class A1A
5.36%	02/15/40		26,076,247	26,188,245
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	154,494,817	155,950,128

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2016

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2007-C3, Class A1A1
5.88%	06/15/39	[3]	$108,236	$109,613
Credit Suisse Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[3]	43,293,317	44,133,383
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[4]	33,404,000	34,630,374
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[4]	70,000,000	74,547,396
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[4]	6,071,204	6,335,972
GS Mortgage Securities Trust, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	87,335,000	94,745,890
GS Mortgage Securities Trust, Series 2012-ALOHA, Class A
3.55%	04/10/34	[4]	19,805,000	21,426,235
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2
2.32%	05/10/45		11,113,800	11,143,723
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2
1.76%	11/10/45		15,000,000	15,045,169
GS Mortgage Securities Trust, Series 2013-GC16, Class A2
3.03%	11/10/46		23,000,000	23,640,438
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
0.71%	09/26/36	[3,4]	18,128,073	17,529,778
GS Mortgage Securities Trust, Series 2015-1R, Class 2A
3.00%	01/25/36	[3,4]	18,844,059	18,878,323
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
3.07%	11/25/35	[3,4]	21,339	21,300
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[4]	9,595,070	9,692,700
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2
2.42%	07/15/45		20,000,000	20,233,801
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		59,618	59,686
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		10,357,356	10,381,696

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[4]	$1,760,762	$1,759,195
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A4
4.39%	07/15/46	[4]	23,275,000	25,408,978
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[4]	25,660,000	27,076,047
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2
1.68%	12/15/47		19,565,294	19,614,928
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A
6.07%	07/15/44	[3]	25,976,246	26,586,250
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.39%	02/15/40		42,511,195	42,802,519
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[3]	39,742,157	40,322,979
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,4]	6,023,473	6,009,335
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2
1.97%	08/15/45		33,646,394	33,773,551
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		70,222,007	70,460,905
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	31,227,457
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		17,290,762	17,370,334
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		13,589,210	13,686,348
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A1A
5.90%	04/12/49	[3]	72,255,658	72,485,070
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2
2.11%	03/15/45		5,562,178	5,578,079
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[3,4]	79,160,000	86,887,781

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 68

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/35	[3,4]	$20,040,000	$20,893,592
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2
2.11%	05/10/63		111,654,135	112,150,984
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2
1.85%	08/10/49		24,250,000	24,354,290
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A2
1.71%	12/10/45		17,992,000	18,045,228
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[4]	13,730,000	14,392,308
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
0.77%	08/25/36	[3]	27,342,088	17,422,324
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[4]	900,000	983,089
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	55,160,790
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[4]	1,910,751	2,000,907
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		33,148,000	35,580,288

				2,053,334,204

Non-Agency Mortgage-Backed — 6.54%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
7.40%	06/25/32		59,454	57,045
Accredited Mortgage Loan Trust, Series 2006-2, Class A3
0.68%	09/25/36	[3]	12,433,572	12,354,511
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.75%	02/25/37	[3]	46,525,000	39,471,936
ACE Securities Corp., Series 2004-IN1, Class A1
1.17%	05/25/34	[3]	4,653	4,187
ACE Securities Corp., Series 2006-ASP1, Class A1
1.01%	12/25/35	[3]	1,810,400	1,806,881
ACE Securities Corp., Series 2006-HE3, Class A2C
0.68%	06/25/36	[3]	4,124,316	2,714,019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
1.07%	01/25/36	[3]	$505,195	$428,393
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.76%	09/25/35	[3]	3,029,912	2,918,644
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
0.73%	08/25/36	[3]	29,243,607	27,371,704
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
0.80%	12/25/35	[3]	2,759,649	2,750,698
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
2.59%	10/25/34	[3]	8,859,034	8,493,969
Ameriquest Mortgage Securities, Inc., Series 2004-R10, Class A1
1.19%	11/25/34	[3]	56,952,960	55,291,059
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.48%	10/25/27		79,497	83,492
Argent Securities, Inc., Series 2004-W6, Class AV2
1.43%	05/25/34	[3]	17,251,093	16,612,649
Argent Securities, Inc., Series 2005-W2, Class A1
0.79%	10/25/35	[3]	46,632,029	46,086,429
Argent Securities, Inc., Series 2005-W3, Class A1
0.79%	11/25/35	[3]	62,303,693	60,144,568
Asset-Backed Funding Certificates, Series 2005-HE1, Class M1
1.16%	03/25/35	[3]	18,719,451	18,410,195
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
0.69%	11/25/36	[3]	27,684,102	16,708,978
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.53%	06/25/37	[3]	30,673,461	22,406,598
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE6, Class M2
1.29%	07/25/35	[3]	14,212	14,258
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A1
0.65%	07/25/36	[3]	32,003,763	31,125,434
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE6, Class A5
0.76%	11/25/36	[3]	18,411,000	13,472,750
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		30,547	32,245

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.25%	05/20/36	[3]	$10,375,555	$9,169,269
Banc of America Funding Trust, Series 2006-E, Class 2A1
3.30%	06/20/36	[3]	152,108	126,300
Banc of America Funding Trust, Series 2006-G, Class 2A1
0.75%	07/20/36	[3]	15,940,228	15,084,885
Banc of America Funding Trust, Series 2006-H, Class 3A1
3.16%	09/20/46	[3]	2,527,738	2,034,011
Banc of America Funding Trust, Series 2014-R8, Class A1
2.40%	06/26/36	[3,4]	16,278,417	15,777,309
Banc of America Funding Trust, Series 2015-R2, Class 1A1
0.66%	08/25/36	[3,4]	54,810,965	50,247,985
Banc of America Funding Trust, Series 2015-R2, Class 3A1
0.78%	04/25/37	[3,4]	34,403,674	33,639,585
Banc of America Funding Trust, Series 2015-R2, Class 7A1
0.81%	09/25/36	[3,4]	30,672,538	29,642,327
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.74%	03/25/37	[3,4]	15,504,707	15,058,924
Banc of America Funding Trust, Series 2015-R5, Class 1A1
0.65%	10/26/36	[3,4]	125,328,065	119,358,852
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[3,4]	70,150,382	70,041,277
Banc of America Mortgage Securities, Inc., Series 2003-1, Class 3A1
3.30%	10/25/33	[3]	1,425,314	1,432,710
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
3.17%	07/25/34	[3]	85,287	86,892
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
3.14%	04/25/35	[3]	784,363	722,374
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[3]	294,699	276,096
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		1,510,410	1,378,029
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		821,515	748,575

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		$437,076	$386,982
BCAP LLC Trust, Series 2007-AA5, Class A1
1.18%	09/25/47	[3]	50,252,248	43,187,174
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.89%	10/26/35	[3,4]	5,933,599	5,974,964
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.19%	05/27/37	[3,4]	9,395,873	9,370,620
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.17%	11/27/37	[3,4]	9,234,241	9,030,143
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.68%	03/26/37	[3,4]	712,438	701,089
BCAP LLC Trust, Series 2015-RR2, Class 26A1
2.89%	03/28/36	[3,4]	17,565,018	17,822,007
Bear Stearns ALT-A Trust, Series 2005-4, Class 22A2
3.24%	05/25/35	[3]	32,865	29,852
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
3.21%	07/25/36	[3]	3,072,322	2,431,943
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
3.27%	04/25/34	[3]	13,478	13,121
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
3.02%	01/25/35	[3]	5,862,665	5,756,312
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
2.93%	10/25/36	[3]	1,204,036	1,046,746
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		1,058,731	1,080,229
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		954,517	984,386
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
0.78%	08/25/20	[3]	2,388,419	1,524,832
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.93%	08/25/43	[3]	8,122	8,056
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		1,586,170	1,503,186

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 70

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.71%	10/25/36	[3]	$3,123,352	$2,535,501
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[3]	7,839,085	8,013,130
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
0.84%	01/25/36	[3]	36,750,000	33,743,222
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.78%	06/25/36	[3]	25,450,393	24,992,616
Chase Funding Trust, Series 2003-5, Class 2A2
1.13%	07/25/33	[3]	3,059	2,674
Chase Funding Trust, Series 2004-2, Class 2A2
1.03%	02/26/35	[3]	5,668	4,690
Chase Funding Trust, Series 2006-A1, Class 1A2
3.10%	09/25/36	[3]	1,573,167	1,381,693
Chase Funding Trust, Series 2006-S3, Class 2A1
5.50%	11/25/21		2,515,152	2,059,107
Chase Funding Trust, Series 2007-A2, Class 2A3
2.97%	07/25/37	[3]	4,516,989	4,563,174
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		3,977,748	3,813,153
Chaseflex Trust, Series 2006-2, Class A2B
0.72%	09/25/36	[3]	8,600,622	6,784,789
CIM Trust, Series 2015-1EC, Class A16
2.24%	04/25/55	[3,4]	166,493,706	167,857,489
CIM Trust, Series 2015-3AG, Class A1
2.27%	10/25/57	[3,4]	219,189,657	215,783,373
CIM Trust, Series 2015-4AG, Class A1
2.52%	10/25/57	[3,4]	76,979,508	75,322,543
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		429,236	430,160
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
5.79%	09/25/36		525,000	538,718
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
5.75%	03/25/37		650,000	675,443
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.26%	02/25/34	[3]	218,505	217,158

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
2.97%	05/25/34	[3,4]	$4,482,965	$4,531,921
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
3.03%	10/25/35	[3]	1,104,847	900,943
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.79%	11/25/35	[3]	285,095	208,951
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.20%	06/25/36	[3]	8,692,335	8,335,801
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.68%	08/25/36	[3]	19,582,914	19,241,907
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
2.48%	03/25/37	[3]	954,386	675,900
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.73%	01/25/37	[3]	203,000	197,181
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[3]	16,663,773	16,573,678
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
2.76%	02/25/35	[3,4]	203,850	205,882
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.74%	11/25/35	[3,4]	107,277	106,924
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.61%	11/25/36	[3,4]	2,685,059	2,682,227
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
3.18%	11/25/35	[3,4]	14,613,873	14,658,664
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1
0.72%	06/25/47	[3,4]	43,013,146	37,392,963
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A1
1.19%	03/25/47	[3,4]	28,969,135	27,659,649
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		584	623
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		3,623,622	3,881,851
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	349,995	375,835

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	$8,637,994	$9,453,798
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	61,899	64,788
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	3,923,978	4,204,664
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		5,175,799	5,558,665
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,4]	9,150,000	9,203,191
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		12,944	13,567
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
2.82%	02/25/36	[3]	119,671	83,253
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
1.03%	06/25/36	[3]	1,548,820	995,566
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.99%	02/25/37	[3]	3,805,182	3,296,380
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.70%	06/25/36	[3]	1,237,733	1,115,855
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.73%	03/25/37	[3]	865,233	304,182
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.73%	02/25/36	[3]	7,000,000	6,991,221
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.81%	04/25/36	[3]	261,007	231,473
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
0.87%	05/25/36	[3]	4,359,754	4,339,546
Countrywide Asset-Backed Certificates, Series 2005-AB2, Class 1A1
0.99%	11/25/35	[3]	28,677,304	27,627,740
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.33%	10/25/47	[3]	16,273,173	14,820,135
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.50%	06/19/31	[3]	38,825	39,367

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		$161,514	$166,453
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.98%	08/25/34	[3]	1,628,732	1,580,577
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
1.19%	02/25/35	[3]	183,593	165,518
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.38%	02/25/35	[3]	4,589,580	3,524,560
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.88%	06/20/34	[3]	70,964	70,440
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
3.08%	09/20/34	[3]	2,039,728	1,970,148
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.09%	11/20/34	[3]	351,254	343,031
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.31%	04/25/35	[3]	1,410,495	1,333,110
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
2.61%	01/25/36	[3]	391,255	361,042
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.11%	02/25/35	[3]	93,338	79,447
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.83%	05/25/35	[3]	6,225,048	5,002,373
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
3.29%	09/25/47	[3]	2,318,108	2,041,412
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
2.88%	03/25/37	[3]	2,012,456	1,556,791

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 72

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.97%	08/25/33	[3]	$38,914	$38,299
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		53,643	57,932
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 6A1
2.94%	06/25/34	[3]	329,572	331,397
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		22,551	22,248
Credit Suisse First Boston Mortgage Securities Corp., Series 2006-2, Class 2A1
1.23%	03/25/36	[3]	5,181,647	2,748,867
Credit Suisse Mortgage Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		3,517,550	3,212,261
Credit Suisse Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[4]	13,842,640	14,051,727
Credit Suisse Mortgage Trust, Series 2010-17R, Class 1A1
2.84%	06/26/36	[3,4]	1,083,425	1,094,152
Credit Suisse Mortgage Trust, Series 2011-12R, Class 1A1
1.48%	10/27/37	[3,4]	3,263,609	3,247,653
Credit Suisse Mortgage Trust, Series 2011-16R, Class 5A1
2.72%	09/27/35	[3,4]	3,692,510	3,601,944
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
2.28%	04/25/36	[3,4]	6,430,377	6,467,185
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
0.74%	05/27/37	[3,4]	15,121,963	14,440,982
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
2.27%	08/27/36	[3,4]	24,713,213	24,721,213
Credit Suisse Mortgage Trust, Series 2014-7R, Class 7A1
0.67%	08/27/36	[3,4]	14,218,048	13,884,970
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.24%	01/25/58	[3,4]	63,786,379	63,993,978
Credit Suisse Mortgage Trust, Series 2015-1R, Class 5A1
3.01%	09/27/35	[3,4]	15,373,262	15,426,004

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2015-2R, Class 4A1
0.72%	06/27/47	[3,4]	$52,437,592	$48,983,895
Credit Suisse Mortgage Trust, Series 2015-6R, Class 2A1
0.72%	11/27/46	[3,4]	17,869,328	16,301,489
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		20,590	20,803
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
1.56%	03/25/33	[3]	4,913,800	4,730,287
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.54%	11/25/33	[3]	109,499	105,265
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		9,836,371	7,312,851
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
0.67%	10/25/36	[3]	23,985,947	18,796,959
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.64%	10/25/36	[3]	5,465,065	5,364,100
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.68%	11/25/36	[3]	37,273,397	22,240,178
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
3.88%	01/25/37		8,581,750	4,423,001
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
3.88%	01/25/37		16,127,151	8,253,697
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.44%	02/25/37		47,741,258	35,581,498
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.44%	02/25/37		34,953,709	26,043,663
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.44%	02/25/37		6,356,278	4,737,018

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.69%	04/25/37	[3]	$37,537,376	$27,810,676
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
0.67%	10/25/36	[3]	74,931,321	53,119,128
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,323,337
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
0.72%	08/25/36	[3]	6,895,325	5,599,603
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
0.66%	12/25/36	[3]	2,872,859	1,803,862
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		321,388	325,067
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		689,398	559,125
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class AR6
0.72%	02/25/37	[3]	1,386,343	1,119,891
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
3.28%	02/25/36	[3]	1,822,187	1,439,184
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.89%	01/19/45	[3]	3,716,019	3,182,810
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
0.78%	03/19/45	[3]	663,268	593,372
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.77%	07/19/45	[3]	349,314	315,324
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.73%	10/19/36	[3]	26,023,866	22,056,673
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.67%	04/19/48	[3]	14,985,149	12,082,532
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,747	81,648
Equity One Mortgage Pass-Through Trust, Series 2002-4, Class M1
5.22%	02/25/33	[3]	11,938	11,458
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		79,968	81,036

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.64%	08/25/34	[3]	$16,073,073	$15,957,043
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.78%	09/25/34	[3]	93,515	91,245
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
2.73%	10/25/34	[3]	3,594,247	3,533,916
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.73%	12/25/35	[3]	32,754,733	27,053,343
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.70%	02/25/36	[3]	40,243,584	34,839,057
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.82%	09/25/35	[3]	35,878,650	32,577,384
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.77%	10/25/35	[3]	45,202,870	38,802,243
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.71%	11/25/35	[3]	38,111,956	33,629,037
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.79%	03/25/36	[3]	39,459,675	33,111,060
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		18,191	14,078
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
2.70%	02/25/34	[3]	1,068,061	1,063,519
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.03%	10/25/34	[3]	1,474,890	1,437,099
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
2.86%	12/25/34	[3]	748,332	748,339
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
2.76%	01/25/37	[3]	266,474	235,053
First Horizon Mortgage Pass-Through Trust, Series 2007-AR3, Class 1A1
2.74%	11/25/37	[3]	617,806	539,070
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
0.93%	08/19/34	[3]	22,465	21,934
Fremont Home Loan Trust, Series 2005-C, Class M1
1.01%	07/25/35	[3]	4,932,131	4,949,202

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 74

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GE Business Loan Trust, Series 2007-1A, Class A
0.69%	04/16/35	[3,4]	$17,395,009	$16,157,033
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
3.23%	12/19/33	[3]	5,961,134	5,954,715
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.49%	06/25/34	[3]	9,118	8,935
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
3.16%	11/19/35	[3]	1,508,434	1,407,338
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.85%	05/19/36	[3]	1,936,836	1,318,151
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
0.97%	06/25/30	[3]	46,197	45,245
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	1,442,771	1,448,653
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.77%	08/25/45	[3]	2,438,585	2,026,602
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
0.80%	07/25/35	[3]	17,656,459	17,202,646
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.71%	01/25/47	[3]	7,408,253	7,264,814
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.69%	02/25/37	[3]	5,387,861	4,852,259
GSAA Home Equity Trust, Series 2005-11, Class 1A1
0.81%	10/25/35	[3]	16,870,707	15,665,425
GSAA Home Equity Trust, Series 2005-9, Class 2A3
0.90%	08/25/35	[3]	4,460,038	4,376,413
GSAMP Trust, Series 2005-AHL2, Class A2D
0.88%	12/25/35	[3]	25,693,000	18,520,290
GSAMP Trust, Series 2005-HE5, Class M1
0.95%	11/25/35	[3]	10,424,599	10,216,364
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
3.14%	08/25/34	[3]	6,969	7,018
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
3.07%	08/25/34	[3]	681,319	669,707
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
3.22%	10/25/35	[3]	6,717,815	5,687,794

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
3.07%	09/25/35	[3]	$417,184	$429,366
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.72%	08/25/46	[3]	2,876,445	2,830,104
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
3.01%	05/25/47	[3]	4,149,602	3,732,693
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.77%	04/19/34	[3]	12,906	12,772
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
1.21%	01/19/35	[3]	626,510	509,668
Harborview Mortgage Loan Trust, Series 2004-5, Class 2A6
2.79%	06/19/34	[3]	8,790	8,757
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
3.23%	07/19/35	[3]	611,519	532,891
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.73%	07/21/36	[3]	252,822	205,745
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.53%	11/25/47	[3]	1,116,050	1,050,615
Home Equity Mortgage Loan Trust, Series 2005-C, Class AI1
0.79%	10/25/35	[3]	8,542,446	8,500,021
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
1.10%	10/25/34	[3]	2,138,847	2,125,210
HSBC Home Equity Loan Trust, Series 2007-1, Class AM
0.77%	03/20/36	[3]	612,240	612,199
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
2.03%	11/20/36	[3]	8,518,981	8,548,093
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.73%	11/20/36	[3]	19,368,102	19,372,084
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.72%	12/25/35	[3]	5,476,943	5,442,008
Impac CMB Trust, Series 2005-1, Class 1A1
1.05%	04/25/35	[3]	7,408,901	6,725,364
Impac CMB Trust, Series 2005-4, Class 1A1B
0.78%	05/25/35	[3]	10,377,744	9,023,331

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac Secured Assets Trust, Series 2004-3, Class 1
1.33%	11/25/34	[3]	$683,912	$673,860
Impac Secured Assets Trust, Series 2007-2, Class 1A1A
0.64%	05/25/37	[3]	23,341,847	16,512,816
Impac Secured Assets Trust, Series 2007-2, Class 1A1B
0.78%	05/25/37	[3]	33,409,075	22,257,557
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.79%	08/25/34	[3]	1,918,530	1,711,897
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.33%	08/25/34	[3]	25,400	21,552
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.39%	09/25/34	[3]	94,795	84,645
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.90%	03/25/35	[3]	1,444,179	1,428,541
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
2.88%	08/25/35	[3]	153,463	135,680
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
3.03%	09/25/35	[3]	688,935	589,069
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
2.89%	09/25/35	[3]	7,729,185	6,515,263
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.02%	10/25/35	[3]	46,139,385	39,136,022
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.81%	01/25/36	[3]	2,786,034	2,472,483
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.77%	04/25/35	[3]	1,020,831	892,559
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
3.25%	08/25/36	[3]	24,608,795	17,467,008
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.65%	08/25/36	[3]	289,228	232,007
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A
0.73%	10/25/36	[3]	40,552,281	34,755,085
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.19%	05/25/36	[3]	6,329,167	4,734,694

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
3.19%	05/25/36	[3]	$43,030,397	$34,149,584
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.16%	03/25/37	[3]	1,597,357	1,541,669
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.84%	06/25/37	[3]	6,319,655	4,771,609
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
3.10%	11/25/37	[3]	5,600,222	5,245,946
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		200,307	203,250
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A3
0.70%	05/25/36	[3]	867,724	935,767
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
3.06%	05/25/36	[3]	1,309,425	1,015,405
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
2.95%	05/25/36	[3]	12,854,268	8,897,787
JPMorgan Mortgage Acquisition Trust, Series 2005-OPT2, Class A4
0.85%	12/25/35	[3]	10,208,600	10,210,502
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		30,404,312	17,126,950
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,223,172	3,532,985
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV5
0.76%	11/25/36	[3]	17,260,234	17,126,021
JPMorgan Mortgage Acquisition Trust, Series 2007-CH3, Class A4
0.74%	03/25/37	[3]	3,566,818	3,335,376
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1
0.62%	03/25/47	[3]	184,431	102,057
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF2 (STEP)
4.59%	03/25/47		11,142,011	7,858,194
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF3 (STEP)
4.59%	03/25/47		9,692,719	7,105,594
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4 (STEP)
4.59%	03/25/47		4,615,581	3,253,638

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 76

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
0.81%	03/25/47	[3]	$240,000	$142,371
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
2.41%	11/25/33	[3]	303,618	294,349
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
3.29%	09/25/34	[3]	1,263,711	1,294,783
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
3.06%	08/25/35	[3]	223,168	221,381
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		5,014,274	4,917,084
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
2.87%	11/25/33	[3]	15,033	15,106
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.99%	05/25/36	[3]	2,263,842	1,905,615
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
2.96%	05/25/36	[3]	1,572,203	1,408,244
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
3.16%	06/25/36	[3]	1,148,688	994,314
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
3.16%	06/25/36	[3]	3,703,003	3,320,446
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
3.10%	08/25/36	[3]	853,242	785,407
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.95%	07/25/35	[3]	4,292,731	4,356,778
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
2.93%	05/25/37	[3]	5,585,821	4,890,380
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.31%	05/25/37	[3]	861,026	802,964
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
2.96%	06/25/37	[3]	7,593,403	6,686,103
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
3.13%	06/25/37	[3]	1,189,391	1,101,624
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
0.71%	12/27/46	[3,4]	27,810,091	26,274,164

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		$13,864	$14,330
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	4,015,767	4,210,458
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.83%	11/25/35	[3]	19,023,772	16,924,162
Lehman XS Trust, Series 2006-12N, Class A31A
0.73%	08/25/46	[3]	30,682,490	23,820,477
Lehman XS Trust, Series 2006-13, Class 1A2
0.70%	09/25/36	[3]	25,248,379	22,916,095
Lehman XS Trust, Series 2006-14N, Class 3A2
0.65%	08/25/36	[3]	139,759	107,337
Lehman XS Trust, Series 2006-9, Class A1B
0.69%	05/25/46	[3]	29,692,895	25,782,079
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.43%	10/25/34	[3]	71,431	65,956
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.93%	01/25/34	[3]	113,616	110,914
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.30%	11/25/33	[3]	1,904,770	1,950,760
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
3.04%	11/21/34	[3]	11,135,795	11,394,681
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
3.24%	10/25/34	[3]	1,247,373	1,195,739
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[3]	263	253
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
3.12%	09/25/34	[3]	5,722,062	5,609,676
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
3.22%	05/25/36	[3]	14,415,971	11,970,603
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		1,560,269	1,587,061
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		7,638	7,662

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset Securitization Trust, Series 2003-8, Class 3A12
5.25%	09/25/33		$1,266,153	$1,363,265
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		656,753	669,867
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
0.68%	11/25/36	[3]	18,192,361	8,177,862
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
0.74%	11/25/36	[3]	5,053,434	2,302,915
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
0.74%	05/25/37	[3]	51,903,000	40,802,215
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.92%	10/25/32	[3]	28,313	28,434
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
1.22%	11/15/31	[3]	2,765,399	2,590,743
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1
1.17%	05/25/35	[3]	258,879	259,375
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-5, Class 1A
0.68%	04/25/36	[3]	44,014,590	41,970,418
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.69%	10/25/36	[3]	5,577,209	4,066,493
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
0.64%	12/25/37	[3]	16,778,833	10,466,037
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2C
0.69%	12/25/37	[3]	46,143,421	29,057,703
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
0.74%	12/25/37	[3]	33,443,449	21,259,573
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FFS, Class IIA4
0.76%	07/25/36	[3]	31,440,000	25,273,912
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
0.70%	04/25/37	[3]	17,840,146	10,410,091
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.78%	04/25/37	[3]	74,731,683	44,290,210
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.77%	05/25/37	[3]	45,688,338	23,314,286

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.85%	05/25/37	[3]	$22,562,885	$13,827,129
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.71%	06/25/37	[3]	17,812,864	12,211,205
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.78%	06/25/37	[3]	26,470,270	19,323,300
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A2
0.65%	07/25/37	[3]	40,961,989	26,291,612
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.69%	07/25/37	[3]	30,026,155	19,384,499
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2C
0.66%	01/25/38	[3]	107,262,803	66,755,263
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.62%	03/25/37	[3]	37,849,400	22,258,415
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C
0.67%	03/25/37	[3]	19,566,303	11,608,257
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2D
0.74%	03/25/37	[3]	36,431,937	21,879,476
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
3.01%	08/25/36	[3]	9,899,440	9,156,535
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.05%	10/25/33	[3]	838,967	827,394
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.86%	08/25/34	[3]	3,420,046	3,468,989
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A
0.74%	02/25/36	[3]	20,953	19,623
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
4.19%	03/25/37		35,566,056	12,261,908
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
4.19%	03/25/37		27,836,328	9,590,023
Mid-State Trust VI, Series 2006, Class A1
7.34%	07/01/35		87,881	93,744
Mid-State Trust VI, Series 2006, Class A2
7.40%	07/01/35		5,493	5,821
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		330,476	354,388

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 78

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		$461,124	$504,162
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		21,582,550	23,292,110
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	14,740,173	15,864,065
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.83%	12/25/35	[3]	15,560,399	15,356,994
Morgan Stanley Home Equity Loan Trust, Series 2005-04, Class A1
1.01%	09/25/35	[3]	2,431,831	2,435,058
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.85%	01/25/35	[3]	310,059	288,083
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		308,050	312,856
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.56%	09/25/34	[3]	1,973,997	1,921,247
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.96%	10/25/34	[3]	168,708	168,440
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
0.79%	04/25/35	[3]	7,671,135	7,212,292
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	219,170	109,098
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		509,609	533,618
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.65%	04/25/37	[3]	6,562,214	3,204,130
Morgan Stanley Resecuritization Trust, Series 2010-R4, Class 1B
0.85%	01/26/36	[3,4]	760,521	761,805
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
2.60%	06/26/46	[3,4]	11,179,403	11,181,497
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
1.31%	12/26/46	[3,4]	26,944,887	26,145,322
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
1.47%	07/26/46	[3,4]	13,226,956	12,933,934
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
3.12%	11/26/35	[3,4]	6,362,946	6,434,304

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
1.24%	06/26/47	[3,4]	$48,934,999	$47,261,921
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
1.45%	06/26/47	[3,4]	21,160,381	20,682,794
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 2A
0.92%	08/26/47	[3,4]	26,969,181	25,823,746
MortgageIT Trust, Series 2005-1, Class 1A1
1.17%	02/25/35	[3]	14,840,290	14,154,397
MortgageIT Trust, Series 2005-4, Class A1
0.81%	10/25/35	[3]	17,887,190	16,247,475
MortgageIT Trust, Series 2005-5, Class A1
0.79%	12/25/35	[3]	2,526,784	2,270,488
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.81%	09/25/36	[3]	25,679,185	23,966,842
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.78%	06/25/37	[3]	8,265,000	6,224,133
New Century Home Equity Loan Trust, Series 2003-6, Class M1
1.61%	01/25/34	[3]	36,634	33,541
New Century Home Equity Loan Trust, Series 2005-2, Class M1
1.17%	06/25/35	[3]	18,180	18,277
New Century Home Equity Loan Trust, Series 2005-4, Class M1
1.01%	09/25/35	[3]	22,105,477	21,934,432
New Century Home Equity Loan Trust, Series 2005-B, Class A1
0.78%	10/25/35	[3]	30,139,378	30,088,342
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.81%	03/25/36	[3]	37,040,275	37,059,534
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
0.80%	03/25/36	[3]	24,732,000	21,849,676
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
0.77%	03/25/36	[3]	20,680,931	20,649,627
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.60%	12/26/36	[3,4]	18,536,232	18,591,400
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
2.54%	06/26/37	[3,4]	8,082,388	8,081,294
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
0.71%	11/26/36	[3,4]	10,796,706	10,410,998

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.68%	10/26/36	[3,4]	$2,739,733	$2,713,899
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
2.69%	01/25/36	[3,4]	16,830,253	16,996,778
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
0.67%	09/25/36	[3,4]	8,802,189	8,488,373
Nomura Resecuritization Trust, Series 2014-7R, Class 2A1
0.72%	12/26/35	[3,4]	2,496,818	2,493,166
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
0.65%	01/26/37	[3,4]	36,314,875	34,581,257
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
0.64%	03/26/47	[3,4]	20,683,453	20,328,831
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	23,941,149	16,774,005
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.79%	11/25/35	[3]	11,663	11,655
Option One Mortgage Loan Trust, Series 2005-5, Class A3
0.74%	12/25/35	[3]	19,588	19,518
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
0.77%	05/25/37	[3]	29,142,293	21,608,614
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
0.79%	09/25/35	[3]	18,054,003	18,074,546
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.19%	01/25/36		22,910,000	19,658,203
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
0.79%	11/25/46	[3]	85,000	76,581
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.84%	06/25/47	[3]	23,015,500	16,476,861
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.91%	08/25/33	[3]	1,019,501	1,020,571
Residential Accredit Loans Trust, Series 2003-QS3, Class A4
5.50%	02/25/18		43,931	44,000
Residential Accredit Loans Trust, Series 2005-QA10, Class A31
3.95%	09/25/35	[3]	810,958	673,766

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2005-QA12, Class CB1
3.80%	12/25/35	[3]	$6,468,943	$4,507,631
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.33%	04/25/35	[3]	5,179,797	5,027,195
Residential Accredit Loans Trust, Series 2005-QA7, Class A1
3.54%	07/25/35	[3]	5,957,479	4,681,558
Residential Accredit Loans Trust, Series 2005-QO5, Class A1
1.51%	01/25/46	[3]	10,906,528	8,160,155
Residential Accredit Loans Trust, Series 2006-QA1, Class A11
3.54%	01/25/36	[3]	166,440	127,730
Residential Accredit Loans Trust, Series 2006-QA1, Class A21
4.07%	01/25/36	[3]	26,084,192	21,290,022
Residential Accredit Loans Trust, Series 2006-QA7, Class 2A1
0.71%	08/25/36	[3]	40,244,762	30,788,877
Residential Accredit Loans Trust, Series 2006-QS10, Class AV (IO)
0.57%	08/25/36	[3,5]	45,319,664	1,114,832
Residential Accredit Loans Trust, Series 2006-QS12, Class 2A9
0.91%	09/25/36	[3]	402,108	279,541
Residential Accredit Loans Trust, Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36	[3,5]	158,190,515	3,146,077
Residential Accredit Loans Trust, Series 2006-QS7, Class AV (IO)
0.66%	06/25/36	[3,5]	81,561,049	1,997,622
Residential Accredit Loans Trust, Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[3,5]	192,676,241	6,048,338
Residential Accredit Loans Trust, Series 2007-QS10, Class AV (IO)
0.46%	09/25/37	[3,5]	120,907,614	2,199,672
Residential Accredit Loans Trust, Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[3,5]	77,765,138	1,078,408
Residential Accredit Loans Trust, Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[3,5]	94,722,990	1,197,355
Residential Accredit Loans Trust, Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[3,5]	206,321,483	3,098,495
Residential Accredit Loans Trust, Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[3,5]	60,037,927	925,479

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 80

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[3,5]	$162,142,791	$2,382,445
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A2
6.50%	12/25/31		43,080	43,846
Residential Asset Mortgage Products Trust, Series 2003-RS10, Class AI6 (STEP)
5.78%	11/25/33		398,027	406,912
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class AI6A (STEP)
5.89%	12/25/33		240,304	253,707
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class AI6A (STEP)
5.84%	10/25/33		21,539	22,764
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6
4.55%	12/25/34		2,758	2,783
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		57,407	58,327
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A4
8.50%	12/25/31		37,282	30,221
Residential Asset Mortgage Products Trust, Series 2005-RS8, Class A3
0.90%	09/25/35	[3]	37,490,882	37,506,825
Residential Asset Securities Trust, Series 2004-IP2, Class 1A1
2.92%	12/25/34	[3]	388,548	393,872
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
3.02%	12/25/34	[3]	39,916	39,894
Residential Asset Securities Trust, Series 2004-IP2, Class 3A1
2.92%	12/25/34	[3]	865,991	860,027
Residential Asset Securities Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		3,740,161	3,579,546
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		567,441	577,120
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 1A
3.19%	11/25/35	[3]	9,760,943	8,110,204
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 3A1
3.97%	09/25/36	[3]	1,660,222	1,415,570
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 4A1
4.60%	09/25/36	[3]	603,526	498,921

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1
4.12%	11/25/36	[3]	$183,572	$162,156
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 2A2
3.47%	04/25/37	[3]	3,617,751	3,100,299
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)[8]
6.81%	06/25/16	[9]	10,857	10,873
Saxon Asset Securities Trust, Series 2005-2, Class M1
1.16%	10/25/35	[3]	7,762,796	7,721,110
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.68%	01/25/47	[3]	12,266,000	10,504,639
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.93%	09/25/47	[3]	32,174,000	23,365,566
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2A
0.64%	02/25/37	[3]	7,611,846	4,130,720
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B
0.80%	02/25/37	[3]	37,681,018	22,092,412
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.76%	02/25/37	[3]	62,358,176	34,154,081
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
0.66%	05/25/37	[3]	23,791,248	18,624,560
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2C
0.88%	05/25/37	[3]	17,943,153	14,496,726
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.68%	12/25/36	[3]	42,598,611	23,943,678
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
0.67%	01/25/37	[3]	24,016,449	16,197,388
Sequoia Mortgage Trust, Series 2003-2, Class A1
1.19%	06/20/33	[3]	2,068	1,908
Sequoia Mortgage Trust, Series 2003-8, Class A1
1.17%	01/20/34	[3]	3,266	2,972
Sequoia Mortgage Trust, Series 2004-3, Class A
1.40%	05/20/34	[3]	893,360	856,348
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.77%	12/25/36	[3,4]	19,762,164	12,332,561

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust, Series 2006-1, Class A3
0.72%	02/25/36	[3]	$1,786,341	$1,784,815
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
0.78%	10/25/36	[3]	14,062,000	10,409,245
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.67%	12/25/36	[3]	5,715,873	5,708,672
STRU TCW-1064 Coll
2.54%	11/01/28		35,120,000	35,509,613
STRU TCW-1065 Coll
2.34%	11/28/26		28,210,000	28,359,795
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
2.94%	02/25/34	[3]	31,436	31,550
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.98%	09/25/34	[3]	16,729,611	16,515,114
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.90%	10/25/34	[3]	359,145	343,463
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
2.94%	10/25/34	[3]	17,642,552	17,994,323
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.97%	10/25/34	[3]	4,433,222	4,335,008
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
3.00%	11/25/34	[3]	14,362,725	14,205,285
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.53%	11/25/34	[3]	77,415	69,551
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.93%	01/25/35	[3]	1,225,733	1,172,414
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.93%	06/25/35	[3]	4,048,712	3,749,933
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
0.69%	01/25/37	[3]	60,427,960	47,978,018
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
3.19%	10/25/47	[3]	1,406,355	1,142,745
Structured Asset Investment Loan Trust, Series 2005-HE3, Class A5
1.25%	09/25/35	[3]	12,118,464	12,158,471
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
0.73%	01/25/36	[3]	10,821,882	10,689,014

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 24A1
2.74%	05/25/36	[3]	$661,936	$368,957
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2004-23XS, Class 2A1
0.83%	01/25/35	[3]	3,309,516	2,965,416
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF2, Class A4
0.84%	07/25/36	[3]	35,375,555	34,158,248
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A1
0.67%	09/25/36	[3]	16,436,474	16,173,306
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A3
0.68%	09/25/36	[3]	1,232,410	1,230,071
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC4, Class A3
0.78%	11/25/37	[3]	400,925	400,804
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		2,088	2,109
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.68%	10/25/31	[3]	9,897	9,886
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.96%	09/25/33	[3]	344,363	338,275
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.96%	11/25/33	[3]	2,691,147	2,714,951
Structured Asset Securities Corp., Series 2004-2AC, Class A1
2.92%	02/25/34	[3]	24,005	24,024
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		4,976,234	5,125,411
Structured Asset Securities Corp., Series 2005-5, Class 2A4
5.50%	04/25/35		4,789,013	4,664,903
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.83%	02/25/36	[3]	2,131,986	2,134,619
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
3.14%	06/25/37	[3]	9,763,145	8,711,469
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.27%	12/25/44	[3]	221,744	215,643
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	712,364	725,628

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 82

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
0.76%	01/25/37	[3]	$26,175,177	$16,678,032
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.64%	01/25/37	[3]	5,152,103	2,978,918
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.68%	01/25/37	[3]	47,559,708	27,700,767
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.76%	01/25/37	[3]	15,964,991	9,433,740
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.55%	11/25/30	[3]	437,704	437,649
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.90%	06/25/33	[3]	8,690,034	8,665,682
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.78%	06/25/34	[3]	77,008	77,718
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.95%	05/25/44	[3]	3,207,560	3,039,608
WaMu Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
1.08%	05/25/35	[3]	5,394,297	3,792,656
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
1.03%	06/25/35	[3]	9,374,019	7,498,133
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.17%	01/25/45	[3]	1,293,236	1,234,315
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.84%	08/25/45	[3]	67,046,425	65,208,294
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.72%	10/25/35	[3]	2,667,499	2,568,510
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.82%	10/25/45	[3]	10,406,097	9,951,581
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.71%	12/25/35	[3]	8,595,793	7,886,574
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
0.79%	11/25/45	[3]	46,617,026	43,817,958
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.80%	12/25/45	[3]	21,832,135	20,647,849

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.82%	12/25/45	[3]	$30,037,604	$28,071,859
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
0.86%	01/25/45	[3]	22,151,940	20,392,035
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.84%	01/25/45	[3]	2,174,305	2,048,351
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
0.91%	01/25/45	[3]	7,720,943	7,325,731
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.76%	04/25/45	[3]	298,118	281,889
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.58%	01/25/46	[3]	55,302,808	54,080,395
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
2.79%	09/25/36	[3]	25,449,501	23,748,597
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
3.70%	12/25/36	[3]	1,209,137	1,112,389
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.51%	02/25/46	[3]	1,418,611	1,309,202
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.43%	05/25/46	[3]	9,670,001	8,909,843
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.49%	07/25/46	[3]	21,073,137	17,801,834
WaMu Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		448,214	431,110
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
4.34%	07/25/37	[3]	496,127	450,377
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
1.21%	02/25/47	[3]	23,033,211	18,314,948
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		397,189	382,804
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
2.81%	12/25/33	[3]	1,547,447	1,553,585
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
3.06%	07/25/34	[3]	376,522	379,375

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
3.02%	09/25/34	[3]	$3,788,712	$3,864,552
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.96%	06/25/35	[3]	1,622,770	1,643,105
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		3,720,363	3,747,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		401,671	399,360
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
3.00%	03/25/36	[3]	5,797,456	5,474,868
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
3.08%	07/25/36	[3]	369,104	363,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.08%	07/25/36	[3]	125,178	123,291
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
3.08%	07/25/36	[3]	267,714	264,715
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
3.08%	07/25/36	[3]	1,564,919	1,547,389
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
3.02%	04/25/36	[3]	15,136	14,993
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL
1.48%	03/15/44	[3,4]	88,273,513	88,553,958

				5,322,820,689

U.S. Agency Mortgage-Backed — 30.07%
Fannie Mae Pool (TBA)
2.50%	10/25/27		1,670,150,000	1,729,995,850
3.00%	10/25/26		239,130,000	251,067,829
3.00%	10/25/42		2,307,325,000	2,398,265,977
3.50%	10/25/42		204,430,000	215,769,477
4.00%	10/25/41		648,190,000	696,196,591
4.50%	10/25/39		955,240,000	1,046,286,313
Fannie Mae Pool 190375
5.50%	11/01/36		1,610,039	1,820,634
Fannie Mae Pool 190396
4.50%	06/01/39		22,023	24,135
Fannie Mae Pool 254232
6.50%	03/01/22		27,341	31,509
Fannie Mae Pool 313182
7.50%	10/01/26		3,331	3,702

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 394854
6.50%	05/01/27		$1,655	$1,908
Fannie Mae Pool 464367
4.54%	01/01/20		4,980,904	5,397,558
Fannie Mae Pool 466766
3.88%	12/01/20		17,993,772	19,515,880
Fannie Mae Pool 467243
4.55%	01/01/21		2,548,696	2,829,908
Fannie Mae Pool 467572
3.80%	04/01/18		5,496,097	5,647,921
Fannie Mae Pool 468128
4.33%	07/01/21		1,966,046	2,182,286
Fannie Mae Pool 468551
3.98%	07/01/21		10,252,500	11,256,025
Fannie Mae Pool 468587
3.84%	08/01/21		716,599	781,229
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	31,146,703
Fannie Mae Pool 545191
7.00%	09/01/31		6,603	7,085
Fannie Mae Pool 545756
7.00%	06/01/32		1,404	1,685
Fannie Mae Pool 545831
6.50%	08/01/17		2,856	2,892
Fannie Mae Pool 555284
7.50%	10/01/17		1,860	1,891
Fannie Mae Pool 606108
7.00%	03/01/31		4,714	4,899
Fannie Mae Pool 613142
7.00%	11/01/31		10,695	12,855
Fannie Mae Pool 625666
7.00%	01/01/32		10,513	12,049
Fannie Mae Pool 633698
7.50%	02/01/31		62,663	72,592
Fannie Mae Pool 646884
2.29%	05/01/32	[3]	5,333	5,468
Fannie Mae Pool 655928
7.00%	08/01/32		196,186	239,777
Fannie Mae Pool 725257
5.50%	02/01/34		1,812,489	2,057,471
Fannie Mae Pool 734830
4.50%	08/01/33		26,002	28,580
Fannie Mae Pool 734922
4.50%	09/01/33		3,234,566	3,598,102
Fannie Mae Pool 735207
7.00%	04/01/34		35,247	40,272
Fannie Mae Pool 735224
5.50%	02/01/35		7,035,924	8,008,474

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 84

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735646
4.50%	07/01/20		$1,304,926	$1,348,843
Fannie Mae Pool 735651
4.50%	06/01/35		7,661,071	8,405,732
Fannie Mae Pool 735686
6.50%	12/01/22		37,714	43,454
Fannie Mae Pool 740297
5.50%	10/01/33		3,223	3,668
Fannie Mae Pool 745147
4.50%	12/01/35		53,342	58,492
Fannie Mae Pool 745592
5.00%	01/01/21		6,229	6,447
Fannie Mae Pool 753168
4.50%	12/01/33		14,509	15,943
Fannie Mae Pool 815422
4.50%	02/01/35		81,876	90,088
Fannie Mae Pool 817611
2.43%	11/01/35	[3]	454,926	485,173
Fannie Mae Pool 839109
2.79%	11/01/35	[3]	8,239	8,666
Fannie Mae Pool 841031
2.71%	11/01/35	[3]	2,932	3,081
Fannie Mae Pool 844773
2.48%	12/01/35	[3]	6,800	7,138
Fannie Mae Pool 888412
7.00%	04/01/37		842,504	961,570
Fannie Mae Pool 889125
5.00%	12/01/21		4,225,798	4,420,028
Fannie Mae Pool 889184
5.50%	09/01/36		6,452,371	7,344,444
Fannie Mae Pool 918445
5.46%	05/01/37	[3]	25,692	26,964
Fannie Mae Pool 933033
6.50%	10/01/37		715,004	799,907
Fannie Mae Pool AB0090
4.50%	03/01/29		3,607,946	3,953,881
Fannie Mae Pool AB1613
4.00%	10/01/40		53,757,674	58,998,406
Fannie Mae Pool AB1803
4.00%	11/01/40		60,266,626	66,415,705
Fannie Mae Pool AB2127
3.50%	01/01/26		35,172,969	37,393,765
Fannie Mae Pool AB3679
3.50%	10/01/41		19,117,359	20,446,763
Fannie Mae Pool AB3864
3.50%	11/01/41		16,627,425	17,872,814
Fannie Mae Pool AB4045
3.50%	12/01/41		17,852,985	19,249,137

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB4262
3.50%	01/01/32	$13,660,439	$14,575,433
Fannie Mae Pool AB5058
4.50%	12/01/41	68,055	74,581
Fannie Mae Pool AB9703
3.50%	06/01/43	44,927,993	47,968,282
Fannie Mae Pool AC8279
4.50%	08/01/39	30,999	34,054
Fannie Mae Pool AD0849
4.25%	02/01/20	27,320,252	29,560,769
Fannie Mae Pool AD0850
4.31%	02/01/20	46,861,997	50,710,223
Fannie Mae Pool AD0895
4.50%	07/01/19	42,263,008	45,159,425
Fannie Mae Pool AE0482
5.50%	01/01/38	15,484,252	17,562,683
Fannie Mae Pool AE0600
3.92%	11/01/20	32,268,004	34,922,806
Fannie Mae Pool AE0605
4.64%	07/01/20	23,029,405	25,005,199
Fannie Mae Pool AE0918
3.67%	10/01/20	5,290,370	5,695,444
Fannie Mae Pool AH3780
4.00%	02/01/41	24,205,029	26,674,699
Fannie Mae Pool AJ1404
4.00%	09/01/41	36,537,637	39,843,151
Fannie Mae Pool AL0209
4.50%	05/01/41	35,842,061	40,302,718
Fannie Mae Pool AL0290
4.45%	04/01/21	31,544,754	35,074,875
Fannie Mae Pool AL0600
4.30%	07/01/21	4,533,834	5,023,430
Fannie Mae Pool AL0834
4.06%	10/01/21	33,463,234	36,845,107
Fannie Mae Pool AL0851
6.00%	10/01/40	29,249,586	33,580,370
Fannie Mae Pool AL1445
4.36%	11/01/21	75,132,045	82,698,203
Fannie Mae Pool AL2669
4.46%	09/01/21	23,893,270	26,154,272
Fannie Mae Pool AL4597
4.00%	01/01/44	89,728,042	98,939,186
Fannie Mae Pool AL6162
3.35%	02/01/23	25,509,120	27,288,047
Fannie Mae Pool AL6466
2.90%	11/01/26	100,419,702	106,488,568
Fannie Mae Pool AL6829
2.96%	05/01/27	6,780,001	7,198,848

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL7091
3.00%	06/01/45	$38,175,296	$39,926,825
Fannie Mae Pool AL8037
4.50%	07/01/34	438,699	484,861
Fannie Mae Pool AL8356
4.50%	07/01/34	1,298,673	1,424,694
Fannie Mae Pool AL9105
4.50%	09/01/46	220,681,883	242,255,717
Fannie Mae Pool AL9106
4.50%	02/01/46	155,394,657	170,505,420
Fannie Mae Pool AL9107
4.50%	03/01/46	167,506,563	183,600,121
Fannie Mae Pool AL9108
4.50%	12/01/34	29,239,818	32,271,164
Fannie Mae Pool AL9109
4.50%	01/01/34	31,311,650	34,313,853
Fannie Mae Pool AL9110
4.50%	04/01/46	207,436,109	227,325,363
Fannie Mae Pool AL9111
4.50%	08/01/46	343,758,424	376,718,446
Fannie Mae Pool AL9151
4.50%	09/15/46	24,313,408	26,644,610
Fannie Mae Pool AL9152
4.50%	09/15/46	14,029,946	15,388,001
Fannie Mae Pool AM0414
2.87%	09/01/27	39,760,000	41,472,119
Fannie Mae Pool AM4108
3.85%	08/01/25	4,777	5,380
Fannie Mae Pool AM4109
3.85%	08/01/25	4,777	5,380
Fannie Mae Pool AM4236
3.94%	08/01/25	9,586	10,850
Fannie Mae Pool AM4687
3.70%	12/01/25	5,363,547	5,977,807
Fannie Mae Pool AM4869
4.07%	12/01/25	1,903,196	2,176,812
Fannie Mae Pool AM5327
3.71%	03/01/26	2,938,951	3,248,021
Fannie Mae Pool AM6057
3.44%	08/01/26	6,750,000	7,481,647
Fannie Mae Pool AM6155
3.23%	07/01/26	2,992,560	3,251,416
Fannie Mae Pool AM6667
3.39%	09/01/26	3,461,000	3,818,186
Fannie Mae Pool AM7016
3.47%	10/01/29	5,065,000	5,597,057
Fannie Mae Pool AM8036
2.66%	03/01/27	1,965,000	2,051,376

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM8709
2.82%	04/01/27	$6,500,000	$6,875,208
Fannie Mae Pool AM8765
2.83%	06/01/27	4,000,000	4,210,068
Fannie Mae Pool AM8958
2.97%	06/01/30	5,500,000	5,807,785
Fannie Mae Pool AM8969
3.27%	07/01/30	12,691,000	13,779,429
Fannie Mae Pool AM9004
2.80%	06/01/25	100,000,000	105,491,253
Fannie Mae Pool AM9282
3.76%	12/01/30	10,000,000	11,085,276
Fannie Mae Pool AM9440
3.05%	07/01/27	47,705,000	51,037,304
Fannie Mae Pool AM9601
3.39%	08/01/27	3,862,886	4,259,967
Fannie Mae Pool AM9602
3.57%	08/01/27	1,803,337	2,017,305
Fannie Mae Pool AM9623
3.34%	07/01/30	1,420,000	1,553,793
Fannie Mae Pool AM9749
3.48%	11/01/30	5,626,089	6,196,964
Fannie Mae Pool AM9954
3.22%	11/01/27	3,295,000	3,593,929
Fannie Mae Pool AN0153
3.36%	11/01/30	10,950,000	11,972,943
Fannie Mae Pool AN0154
3.36%	11/01/30	15,525,000	16,975,336
Fannie Mae Pool AN0543
3.53%	01/01/31	7,125,000	7,923,506
Fannie Mae Pool AN0648
3.28%	01/01/28	14,451,780	15,843,313
Fannie Mae Pool AN0768
3.19%	01/01/26	13,176,971	14,269,182
Fannie Mae Pool AN0854
3.28%	02/01/28	8,815,000	9,653,448
Fannie Mae Pool AN0959
2.92%	05/01/31	35,459,000	37,229,060
Fannie Mae Pool AN0962
3.43%	02/01/31	15,423,000	16,998,086
Fannie Mae Pool AN1210
2.85%	05/01/31	5,977,500	6,235,039
Fannie Mae Pool AN1427
2.96%	04/01/28	4,277,449	4,538,371
Fannie Mae Pool AN1468
2.97%	05/01/31	26,320,000	27,624,991
Fannie Mae Pool AN1482
3.03%	05/01/31	5,597,842	5,940,477

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 86

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN1682
3.13%	05/01/31	$22,369,927	$23,926,371
Fannie Mae Pool AN1686
2.32%	07/01/26	31,709,565	32,301,900
Fannie Mae Pool AN1688
2.32%	07/01/26	26,923,216	27,426,141
Fannie Mae Pool AN1835
2.54%	07/01/28	16,550,000	17,011,998
Fannie Mae Pool AN1954
2.26%	07/01/26	29,073,000	29,484,685
Fannie Mae Pool AN2063
2.58%	07/01/26	284,677,800	295,461,293
Fannie Mae Pool AN2118
2.32%	08/01/26	14,981,800	15,260,584
Fannie Mae Pool AN2228
2.52%	08/01/26	15,985,000	16,507,875
Fannie Mae Pool AN2248
2.48%	08/01/26	51,160,000	52,654,220
Fannie Mae Pool AN2270
2.51%	08/01/26	2,719,659	2,807,361
Fannie Mae Pool AN2271
2.33%	08/01/26	2,152,000	2,189,070
Fannie Mae Pool AN2309
2.21%	07/01/26	46,895,946	47,391,179
Fannie Mae Pool AN2338
2.36%	09/01/26	42,750,000	43,751,346
Fannie Mae Pool AN2367
2.46%	08/01/26	12,502,000	12,850,829
Fannie Mae Pool AN2371
2.18%	09/01/26	37,429,000	37,709,205
Fannie Mae Pool AN2840
2.49%	09/01/28	21,955,000	22,328,284
Fannie Mae Pool AU3739
3.50%	08/01/43	60,596,847	65,203,051
Fannie Mae Pool BC1158
3.50%	02/01/46	421,999,988	445,303,262
Fannie Mae Pool FN0000
3.59%	09/01/20	10,041,367	10,773,619
Fannie Mae Pool FN0001
3.76%	12/01/20	24,152,290	26,081,813
Fannie Mae Pool FN0003
4.28%	01/01/21	7,013,887	7,702,462
Fannie Mae Pool FN0005
3.38%	11/01/20	39,164,021	41,806,217
Fannie Mae Pool FN0007
3.46%	11/01/20	100,000	107,332
Fannie Mae Pool FN0010
3.84%	09/01/20	327,991	354,546

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA0232
4.50%	11/01/29		$909,320	$996,507
Fannie Mae Pool MA1177
3.50%	09/01/42		107,503,082	114,673,088
Fannie Mae Pool MA1404
3.50%	04/01/43		7,919	8,453
Fannie Mae Pool MA1527
3.00%	07/01/33		100,762,310	105,957,871
Fannie Mae Pool MA1561
3.00%	09/01/33		62,397,600	65,614,979
Fannie Mae Pool MA1582
3.50%	09/01/43		29,722,761	31,708,061
Fannie Mae Pool MA1584
3.50%	09/01/33		107,930,301	115,084,898
Fannie Mae Pool MA1608
3.50%	10/01/33		73,230,750	78,085,147
Fannie Mae REMICS, Series 1988-28, Class H
9.05%	12/25/18		196	199
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		163	170
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		3,516	3,752
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		1,107	1,222
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[10]	55,934	53,578
Fannie Mae REMICS, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[3]	8,648	8
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		8,082	8,760
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		22,735	24,991
Fannie Mae REMICS, Series 1997-34, Class SA
3.90%	10/25/23	[3]	5,770	6,981
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		14,910	17,088
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		45,431	50,447

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		$183,688	$215,074
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
6.17%	03/25/35	[3]	22,797,713	2,195,014
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		13,604,074	14,632,745
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
6.07%	11/25/35	[3]	148,795	23,360
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.57%	10/25/25	[3]	10,304,422	1,331,652
Fannie Mae REMICS, Series 2006-18, Class PD
5.50%	08/25/34		7,106	7,109
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		135,045	146,852
Fannie Mae REMICS, Series 2006-49, Class SE
26.90%	04/25/36	[3]	4,258,046	7,148,275
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
5.87%	03/25/37	[3]	4,147,782	517,551
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
5.58%	04/25/37	[3]	7,346,146	1,288,217
Fannie Mae REMICS, Series 2007-64, Class FA
1.00%	07/25/37	[3]	11,214	11,321
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		1,846,379	1,989,394
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.07%	10/25/40	[3]	8,560,875	1,536,795
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		26,514	27,320
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
5.82%	03/25/40	[3]	14,336,613	2,848,110
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.89%	05/25/40	[3]	25,845,554	4,878,687
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	11,597,286

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		$24,977,334	$27,675,920
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		100,816	104,957
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[10]	30,673,401	25,548,922
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[10]	19,003,760	15,831,888
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		177	184
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		108	115
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		4,509	4,983
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42		40,168	46,260
Fannie Mae, Series 2015-M4, Class FA
0.72%	09/25/18	[3]	113,301,572	113,346,700
Fannie Mae-Aces, Series 2011-M5, Class X
1.36%	07/25/21	[3]	156,609,197	7,499,905
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		15,785,581	15,826,341
Fannie Mae-Aces, Series 2014-M12, Class FA
0.81%	10/25/21	[3]	60,021,503	59,805,726
Fannie Mae-Aces, Series 2014-M6, Class FA
0.80%	12/25/17	[3]	33,274,107	33,293,812
Fannie Mae-Aces, Series 2014-M8, Class A1
2.35%	06/25/24		6,896,808	7,145,341
Fannie Mae-Aces, Series 2014-M8, Class FA
0.76%	05/25/18	[3]	98,731,904	98,548,845
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[3]	122,515,000	131,558,776
Fannie Mae-Aces, Series 2015-M10, Class FA
0.77%	03/25/19	[3]	61,482,162	61,548,704

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 88

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2015-M2, Class A3
3.15%	12/25/24	[3]	$29,007	$31,190
Fannie Mae-Aces, Series 2015-M8, Class FA
0.68%	11/25/18	[3]	78,431,999	78,359,975
Freddie Mac Gold Pool (TBA)
3.00%	09/15/46		369,575,000	384,155,898
Freddie Mac Gold Pool A24156
6.50%	10/01/31		384,761	441,142
Freddie Mac Gold Pool A25162
5.50%	05/01/34		3,472,440	3,945,765
Freddie Mac Gold Pool A39012
5.50%	06/01/35		73,066	85,320
Freddie Mac Gold Pool A54856
5.00%	01/01/34		6,367,300	7,135,764
Freddie Mac Gold Pool A61164
5.00%	04/01/36		20,469	22,954
Freddie Mac Gold Pool A97038
4.00%	02/01/41		20,023,426	21,883,774
Freddie Mac Gold Pool C01492
5.00%	02/01/33		1,187,514	1,327,916
Freddie Mac Gold Pool C04546
3.00%	02/01/43		28,206,238	29,597,645
Freddie Mac Gold Pool C04573
3.00%	03/01/43		34,947,393	36,606,055
Freddie Mac Gold Pool C46104
6.50%	09/01/29		28,368	32,526
Freddie Mac Gold Pool C55789
7.50%	10/01/27		12,988	14,451
Freddie Mac Gold Pool C90573
6.50%	08/01/22		80,926	90,746
Freddie Mac Gold Pool E02402
6.00%	10/01/22		24,112	26,424
Freddie Mac Gold Pool G00992
7.00%	11/01/28		1,478	1,641
Freddie Mac Gold Pool G01515
5.00%	02/01/33		1,224,325	1,367,857
Freddie Mac Gold Pool G02579
5.00%	12/01/34		1,507,316	1,690,008
Freddie Mac Gold Pool G02884
6.00%	04/01/37		4,838,621	5,567,702
Freddie Mac Gold Pool G02955
5.50%	03/01/37		5,828,817	6,678,788
Freddie Mac Gold Pool G03357
5.50%	08/01/37		2,283,211	2,670,910
Freddie Mac Gold Pool G03676
5.50%	12/01/37		4,302,501	4,998,424

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G03783
5.50%	01/01/38	$2,989,204	$3,491,180
Freddie Mac Gold Pool G03985
6.00%	03/01/38	41,799	48,450
Freddie Mac Gold Pool G04438
5.50%	05/01/38	8,529,903	9,746,313
Freddie Mac Gold Pool G04703
5.50%	08/01/38	8,197,044	9,231,263
Freddie Mac Gold Pool G04706
5.50%	09/01/38	287,610	329,563
Freddie Mac Gold Pool G05866
4.50%	02/01/40	28,210,423	31,687,441
Freddie Mac Gold Pool G06361
4.00%	03/01/41	36,028	39,786
Freddie Mac Gold Pool G06498
4.00%	04/01/41	38,121,391	41,933,728
Freddie Mac Gold Pool G06499
4.00%	03/01/41	17,636,766	19,259,899
Freddie Mac Gold Pool G06620
4.50%	07/01/41	38,924,814	42,981,509
Freddie Mac Gold Pool G07408
3.50%	06/01/43	34,324,926	36,967,676
Freddie Mac Gold Pool G07786
4.00%	08/01/44	335,369,386	368,882,530
Freddie Mac Gold Pool G07848
3.50%	04/01/44	164,436,903	176,483,256
Freddie Mac Gold Pool G07849
3.50%	05/01/44	23,814,711	25,464,593
Freddie Mac Gold Pool G07924
3.50%	01/01/45	35,488,873	37,949,007
Freddie Mac Gold Pool G07925
4.00%	02/01/45	21,833,089	24,016,124
Freddie Mac Gold Pool G08676
3.50%	11/01/45	131,557,639	138,815,614
Freddie Mac Gold Pool G08677
4.00%	11/01/45	264,019,976	283,302,619
Freddie Mac Gold Pool G08681
3.50%	12/01/45	86,688,612	91,471,183
Freddie Mac Gold Pool G08687
3.50%	01/01/46	618,886,619	653,030,309
Freddie Mac Gold Pool G08688
4.00%	01/01/46	424,432,916	455,431,285
Freddie Mac Gold Pool G08698
3.50%	03/01/46	432,068,949	455,905,994
Freddie Mac Gold Pool G08699
4.00%	03/01/46	24,742,552	26,582,780
Freddie Mac Gold Pool G08702
3.50%	04/01/46	602,033,530	635,279,809

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08706
3.50%	05/01/46	$14,650	$15,460
Freddie Mac Gold Pool G08710
3.00%	06/01/46	371,957,223	386,833,664
Freddie Mac Gold Pool G08711
3.50%	06/01/46	425,957,525	449,603,070
Freddie Mac Gold Pool G08715
3.00%	08/01/46	522,733,612	543,601,316
Freddie Mac Gold Pool G08716
3.50%	08/01/46	127,380,376	134,818,772
Freddie Mac Gold Pool G08721
3.00%	08/01/46	35,009,406	36,407,080
Freddie Mac Gold Pool G08726
3.00%	09/01/46	565,975,000	588,658,231
Freddie Mac Gold Pool G11707
6.00%	03/01/20	303,964	315,036
Freddie Mac Gold Pool G12393
5.50%	10/01/21	4,114,132	4,388,731
Freddie Mac Gold Pool G12399
6.00%	09/01/21	2,253	2,428
Freddie Mac Gold Pool G12824
6.00%	08/01/22	2,175,356	2,374,027
Freddie Mac Gold Pool G12909
6.00%	11/01/22	5,882,247	6,432,604
Freddie Mac Gold Pool G13032
6.00%	09/01/22	1,047,794	1,130,883
Freddie Mac Gold Pool G13058
4.50%	10/01/20	1,986,136	2,035,873
Freddie Mac Gold Pool G18596
3.00%	04/01/31	107,481,277	113,277,513
Freddie Mac Gold Pool G60023
3.50%	04/01/45	29,745,836	31,925,110
Freddie Mac Gold Pool G60080
3.50%	06/01/45	451,257,331	481,970,216
Freddie Mac Gold Pool G60138
3.50%	08/01/45	412,055,481	442,234,919
Freddie Mac Gold Pool G60238
3.50%	10/01/45	473,749,013	505,993,621
Freddie Mac Gold Pool G60440
3.50%	03/01/46	345,679,689	369,145,744
Freddie Mac Gold Pool H00790
5.50%	05/01/37	45,929	51,210
Freddie Mac Gold Pool H03161
6.50%	08/01/37	1,172	1,219
Freddie Mac Gold Pool H05069
5.50%	05/01/37	2,271,427	2,518,001
Freddie Mac Gold Pool H09082
6.50%	09/01/37	3,008	3,367

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		$60,154,898	$66,512,416
Freddie Mac Gold Pool U99097
3.50%	07/01/43		102,429,036	109,320,744
Freddie Mac Gold Pool V80356
3.50%	08/01/43		62,839,682	67,501,108
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K040, Class A2
3.24%	09/25/24		2,840,000	3,109,617
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K053, Class A2
3.00%	12/25/25		205,000,000	220,196,547
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K151, Class A3
3.51%	04/25/30		3,705,000	4,130,636
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K152, Class A2
3.08%	01/25/31		120,000,000	129,350,202
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.15%	07/25/20	[3]	1,404,610	1,410,418
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25	[3]	46,605,000	50,241,542
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		49,694,161	50,999,264
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		70,890,000	77,129,270
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KX01, Class A
2.36%	02/25/23		70,837,191	72,829,211
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		168	177
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		405	434
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		3,741	3,986

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 90

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		$70	$74
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		134,338	152,713
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		66,471	72,364
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		580,711	640,837
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		31,929	35,991
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		20,464	24,001
Freddie Mac REMICS, Series 2433, Class SA
19.57%	02/15/32	[3]	17,794	27,726
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		69,505	77,446
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		24,507	1,274
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		16,474	17,163
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.68%	08/15/35	[3]	2,820,158	597,609
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		7,394,286	8,352,100
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.68%	08/15/35	[3]	1,246,854	204,358
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		27,971,470	2,762,451
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		31,518	32,424
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	75,302,602
Freddie Mac REMICS, Series 3891, Class HS (IO)
5.43%	07/15/41	[3]	13,103,532	1,527,701

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		$18,155,000	$20,656,683
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	11,119,470
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	35,792,976
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		28,287,196	29,066,123
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		41,992,788	43,271,474
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[10]	48,685,781	41,761,360
Freddie Mac Strips, Series 319, Class F2
1.02%	11/15/43	[3]	9,671,850	9,658,985
Ginnie Mae I Pool 782817
4.50%	11/15/39		31,531,320	35,005,086
Ginnie Mae II Pool (TBA)
3.00%	10/20/42		754,650,000	790,790,679
3.50%	10/20/42		83,335,000	88,504,374
Ginnie Mae II Pool 2631
7.00%	08/20/28		3,195	3,780
Ginnie Mae II Pool 80968
1.88%	07/20/34	[3]	24,495	25,298
Ginnie Mae II Pool 81267
2.00%	03/20/35	[3]	47,887	49,817
Ginnie Mae II Pool 81432
1.88%	08/20/35	[3]	44,627	46,456
Ginnie Mae II Pool 81497
2.00%	10/20/35	[3]	40,700	42,239
Ginnie Mae II Pool 8631
2.13%	05/20/25	[3]	7,695	7,939
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	13,001	13,538
Ginnie Mae II Pool MA3521
3.50%	03/20/46		141,604,219	150,504,263
Ginnie Mae II Pool MA3597
3.50%	04/20/46		343,692,164	365,427,996
Ginnie Mae II Pool MA3663
3.50%	05/20/46		322,639,505	343,231,723
Ginnie Mae II Pool MA3736
3.50%	06/20/46		225,035,779	239,460,593
Ginnie Mae II Pool MA3802
3.00%	07/20/46		36,162,991	37,911,809

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3873
3.00%	08/20/46		$569,388,506	$597,448,831
Ginnie Mae II Pool MA3936
3.00%	09/20/46		471,045,000	493,824,430
Ginnie Mae, Series 2000-22, Class SG (IO)
10.27%	05/16/30	[3]	95,454	9,451
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		13,838,130	15,302,083
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		81,024	83,633
Ginnie Mae, Series 2007-35, Class PY (IO)
6.22%	06/16/37	[3]	23,759,740	5,071,635
Ginnie Mae, Series 2009-106, Class SD (IO)
5.72%	03/20/36	[3]	21,010,884	3,302,308
Ginnie Mae, Series 2009-106, Class XI (IO)
6.27%	05/20/37	[3]	52,952,902	9,903,866
Ginnie Mae, Series 2009-124, Class SC (IO)
5.95%	12/20/39	[3]	9,029,129	1,619,892
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		25,041	26,034
Ginnie Mae, Series 2009-66, Class XS (IO)
6.27%	07/16/39	[3]	106,981	14,823
Ginnie Mae, Series 2009-8, Class PS (IO)
5.77%	08/16/38	[3]	174,913	22,081
Ginnie Mae, Series 2010-4, Class SL (IO)
5.87%	01/16/40	[3]	110,354	21,148
Ginnie Mae, Series 2010-4, Class SM (IO)
5.27%	01/16/40	[3]	20,064,334	3,229,768
Ginnie Mae, Series 2010-6, Class BS (IO)
5.97%	09/16/39	[3]	7,150,352	727,269
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		238,873	51,438
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	53,351,351
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.97%	10/07/20	[3]	20,986,551	21,032,113
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
0.76%	12/08/20	[3]	10,793,878	10,817,006
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.08%	12/08/20	[3]	28,852,015	28,923,992

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
1.05%	03/09/21	[3]	$2,782,219	$2,780,986

				24,463,280,238

Total Mortgage-Backed (Cost $31,268,637,811)				31,839,435,131

MUNICIPAL BONDS — 0.75%*
California — 0.17%
Bay Area Toll Authority, Build America Bonds
6.26%	04/01/49		2,275,000	3,482,479
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	468,997
San Diego County Water Authority, Build America Bonds
6.14%	05/01/49		7,900,000	11,253,155
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	5,217,784
7.30%	10/01/39		5,540,000	8,419,581
7.95%	03/01/36		7,350,000	8,811,621
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,890,554
State of California, Taxable, Various Purpose
6.20%	03/01/19		10,680,000	11,894,316
University of California, Floating Rate Notes, Series Y, Class 1
1.03%	07/01/41	[3]	12,485,000	12,486,873
University of California, Floating Rate Notes, Series Y, Class 2
1.03%	07/01/41	[3]	15,000,000	15,001,950
University of California, Revenue Bonds
3.93%	05/15/45		57,230,000	60,039,993

				142,967,303

Illinois — 0.00%
State of Illinois, Build America Bonds
6.63%	02/01/35		4,120,000	4,439,465
State of Illinois, Taxable Pension Bonds
5.10%	06/01/33		591,000	570,315

				5,009,780

New Jersey — 0.02%
New Jersey State Turnpike Authority, Build America Bonds, Series A
7.10%	01/01/41		8,895,000	13,548,686

New York — 0.56%
City of New York, Build America Bonds
4.77%	10/01/23		4,420,000	5,087,243

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
5.05%	10/01/24		$13,820,000	$16,238,638
5.21%	10/01/31		6,420,000	7,741,878
5.52%	10/01/37		6,075,000	7,952,236
5.82%	10/01/31		220,000	253,062
5.99%	12/01/36		14,055,000	18,839,041
City of New York, Build America Bonds, Series F1
6.27%	12/01/37		9,655,000	13,616,833
6.65%	12/01/31		46,470,000	55,211,472
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20		50,000	53,217
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		3,555,000	4,134,643
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.27%	05/01/27		8,050,000	9,982,885
5.51%	08/01/37		25,000,000	32,998,750
5.57%	11/01/38		41,825,000	55,165,920
New York City Water and Sewer Authority, Build America, Taxable Bonds
5.44%	06/15/43		49,625,000	68,102,373
5.88%	06/15/44		29,220,000	41,989,432
6.01%	06/15/42		3,945,000	5,705,141
New York State Dormitory Authority, Taxable, Build American Bonds
5.43%	03/15/39		28,100,000	36,700,286
New York State Dormitory Authority, Build American Bonds
5.29%	03/15/33		44,990,000	56,465,149
New York State Urban Development Corp.
3.20%	03/15/22		15,870,000	16,983,281

				453,221,480

Total Municipal Bonds
(Cost $575,079,068)				614,747,249

U.S. AGENCY SECURITIES — 1.46%
U.S. Agency Securities — 1.46%
Fannie Mae, Series 2
0.55%	07/20/17	[3]	63,140,000	63,173,022
Federal Farm Credit Bank
0.55%	05/08/17	[3]	290,370,000	290,599,973
0.56%	04/26/17	[3]	152,825,000	152,943,745
0.57%	05/24/17	[3]	70,685,000	70,748,829
0.58%	02/27/17	[3]	133,065,000	133,167,859
0.58%	04/17/17	[3]	27,465,000	27,492,410
Federal Home Loan Bank (STEP)
1.25%	06/28/30		344,995,000	345,359,832

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
U.S. Agency Securities (continued)
Freddie Mac
0.54%	04/20/17	[3]	$102,675,000	$102,663,726

Total U.S. Agency Securities
(Cost $1,184,629,382)				1,186,149,396

U.S. TREASURY SECURITIES — 26.89%
U.S. Treasury Bonds — 6.76%
U.S. Treasury Bonds
2.25%	08/15/46		2,558,065,000	2,511,799,836
2.75%	08/15/42		59,290,000	64,631,910
3.00%	11/15/44		150,325,000	171,459,488
3.13%	02/15/42		155,870,000	181,594,629
3.75%	11/15/43		101,380,000	131,982,060
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.25%	01/15/25	[11]	265,917,813	271,013,331
0.38%	07/15/25	[11]	883,205,534	911,968,933
0.63%	02/15/43	[11]	204,116,250	204,433,434
0.75%	02/15/45	[11]	845,747,825	871,398,849
1.38%	02/15/44	[11]	147,392,048	175,724,920

				5,496,007,390

U.S. Treasury Notes — 20.13%
U.S. Treasury Notes
0.39%	07/31/17	[3]	400,000,000	400,187,600
0.58%	01/31/18	[3]	440,000,000	441,075,844
0.63%	08/31/17		300,000,000	299,919,819
0.75%	10/31/17		1,482,330,000	1,483,488,070
0.75%	07/31/18		3,079,425,000	3,079,222,559
0.75%	08/31/18		805,140,000	805,014,398
1.00%	12/31/17		158,445,000	158,999,458
1.13%	06/30/21		1,664,403,000	1,662,712,632
1.13%	07/31/21		4,588,410,000	4,582,495,081
1.13%	08/31/21		728,540,000	727,913,929
1.50%	08/15/26		1,439,390,000	1,425,446,629
U.S. Treasury Notes (WI)
1.13%	09/30/21		1,314,400,000	1,312,915,872

				16,379,391,891

Total U.S. Treasury Securities
(Cost $21,679,097,381)				21,875,399,281

Total Bonds – 96.01%
(Cost $76,823,225,771)				78,110,360,191

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues			Contracts	Value
CALL OPTIONS PURCHASED — 0.01%
Call Options Purchased — 0.01%
IMM Eurodollar Future Options, Call, Strike $98.88, Expires 12/19/16			15,000	$7,968,750
Total Call Options Purchased
(Cost $7,821,750)				7,968,750

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.01%
Put Options Purchased — 0.01%
IMM Eurodollar Future Options, Put, Strike $99.13, Expires 12/19/16			15,000	3,375,000
U.S. Treasury 10 Year Future Options, Put, Strike $130, Expires 10/21/16			4,000	625,000

Total Put Options Purchased
(Cost $5,192,430)				4,000,000

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 13.09%

Commercial Paper — 0.62%
Anheuser-Busch InBev SA (Netherlands)
1.26%[12]	07/10/17	[2,4]	$50,000,000	49,469,475
Kraft Heinz Foods Co.
1.60%[12]	06/30/17		58,692,000	58,848,884
Macquarie Bank Ltd. (Australia)
0.79%	11/13/16	[2,4]	200,000,000	199,888,178
0.80%[12]	11/04/16	[2,4]	198,610,000	198,495,495

				506,702,032

Foreign Government Obligations — 3.89%
Japan Treasury Discount Bill, Series 620 (Japan)
0.00%[12]	10/17/16	[2]	115,920,000,000	1,144,800,576
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[12]	11/14/16	[2]	55,520,000,000	548,406,455
Japan Treasury Discount Bill, Series 632 (Japan)
0.00%[12]	12/12/16	[2]	114,750,000,000	1,133,844,223
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[12]	01/10/17	[2]	33,890,000,000	335,024,228

				3,162,075,482

Money Market Funds — 0.16%
Fidelity Institutional Government Portfolio
0.27%[13,14]			77,436,094	77,436,094

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
JPMorgan U.S. Government
Money Market Fund
0.33%[13]			$49,853,000	$49,853,000

				127,289,094

Repurchase Agreements — 0.43%
RBS (Dated 09/30/16, total to be received $350,011,667, (collateralized by U.S. government treasury obligations, 0.625% to 2.125%, due from 04/30/18 to 08/15/21, par and fair value of $350,003,006 and $357,003,057, respectively))
0.40%	10/03/16		350,000,000	350,000,000

U.S. Agency Discount Notes — 3.12%
Fannie Mae
0.36%[12]	10/17/16		11,000,000	10,999,230
Federal Home Loan Bank
0.27%[12]	10/27/16		150,000,000	149,982,000
0.36%[12]	01/25/17		400,000,000	399,670,800
0.37%[12]	11/29/16		300,000,000	299,900,100
Freddie Mac
0.36%[12]	11/07/16		270,000,000	269,944,920
0.51%[12]	05/02/17		400,000,000	398,944,800
Freddie Mac, Series RB
0.35%[12]	10/20/16		306,905,000	306,878,913
0.39%[12]	11/03/16		300,000,000	299,945,700
0.43%[12]	02/02/17		400,000,000	399,566,400

				2,535,832,863

U.S. Treasury Bills — 4.87%
U.S. Treasury Bills
0.19%[12]	01/05/17		899,000,000	898,377,892
0.25%[12]	12/15/16		2,900,000	2,899,008
0.28%[12]	11/17/16		2,000,000	1,999,604
0.31%[12]	12/08/16	[15]	54,500,000	54,482,506
0.33%[12]	01/12/17		300,000,000	299,809,320
0.36%[12]	01/19/17		651,075,000	650,547,479
0.38%[12]	02/09/17		500,000,000	499,406,500
0.42%[12]	02/16/17		750,000,000	749,065,500
0.45%[12]	02/23/17		810,970,000	809,877,623

				3,966,465,432

Total Short-Term Investments
(Cost $10,596,274,578)				10,648,364,903

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

			Value
Total Investments – 109.12%
(Cost $87,432,514,529)[1]			$88,770,693,844

Liabilities in Excess of Other
Assets – (9.12)%			(7,416,089,790)

Net Assets – 100.00%			$81,354,604,054

	Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 10/17/16 at 101.19 Counterparty: Bank of America
USD	$1,100,415,789	JPY 7,999,822,530	$(45,106,856)
Forward currency contract to sell Japanese Yen on 11/14/16 at 101.22 Counterparty: JPMorgan Securities LLC
USD	$550,370,499	JPY 7,999,822,530	1,854,893
Forward currency contract to sell Japanese Yen on 12/12/16 at 100.94 Counterparty: JPMorgan Securities LLC
USD	$1,132,081,056	JPY –	(4,696,019)
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD	$335,346,999	JPY 7,999,822,530	(916,286)
Net unrealized (depreciation)			$(48,864,268)

Contracts	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
4,000	Euro Dollar Ninety Day,
Expiration December 2016	$ (960,440)
11,774	U.S. Treasury Two Year Note,
Expiration December 2016	(194,124)
48,352	U.S. Treasury Five Year Note,
Expiration December 2016	2,976,661
Net unrealized appreciation	$1,822,097

Contracts	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
4,000	Euro Dollar Ninety Day,
Expiration December 2017	$2,327,060
Net unrealized appreciation	$2,327,060

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
IMM Eurodollar Future
Options, Call, Strike $99.00,
Expires 12/19/16	(30,000)	$(7,669,000)	$(8,250,000)
Total Call Options Written	$(7,669,000)	$(8,250,000)

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
IMM Eurodollar Future
Options, Put, Strike $99.00, Expires 12/19/16	(15,000)	$(1,272,000)	$(1,125,000)

Total Put Options Written		$(1,272,000)	$(1,125,000)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Unrealized (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Clearinghouse: Chicago Mercantile Exchange[16]
02/17/42	$–	$54,815	$(11,104,656)	$(11,104,656)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Clearinghouse: Chicago Mercantile Exchange[16]
02/17/42	–	45,000	(8,874,667)	(8,874,667)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley
02/17/42	–	45,000	(8,992,235)	(8,992,235)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc.
08/15/42	–	53,985	(10,810,429)	(10,810,429)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange[16]
11/15/43	–	50,000	(20,654,572)	(20,654,572)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange[16]
11/15/43	–	43,685	(18,039,237)	(18,039,237)
	$–	$292,485	$(78,475,796)	$(78,475,796)

Notes:

[1]	Cost for federal income tax purposes is $87,447,800,790 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,663,288,260
Gross unrealized (depreciation)	(340,395,206)

Net unrealized appreciation	$1,322,893,054

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $122,551,039, which is 0.15% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2016

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

[8]	Non-income producing security.

[9]	Security is currently in default with regard to scheduled interest or principal payments.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2016.

[11]	Inflation protected security. Principal amount reflects original security face amount.

[12]	Represents annualized yield at date of purchase.

[13]	Represents the current yield as of September 30, 2016.

[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $77,436,094.

[15]	Securities, or a portion thereof, pledged as collateral for futures, call options written and put options written. The total market value of collateral pledged is $52,482,675.

[16]	Centrally cleared.

†	Fair valued security. The aggregate value of fair valued securities is $35,510,397, which is 0.04% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(DIP): Defaulted interest payment

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 96

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.03%
BANK LOANS — 9.49%*
Communications — 2.09%
Charter Communications Operating LLC,
Term Loan E, 1st Lien
LIBOR plus 2.25%	07/01/20	[2]	$10,213,608	$10,257,680
Level 3 Financing, Inc., Term Loan B-III, 1st lien
LIBOR plus 3.00%	08/01/19	[2]	2,250,000	2,263,781
NEP/NCP Holdco, Term Loan B, 1st Lien
LIBOR plus 8.75%	07/22/20	[2,3]	3,056,250	3,079,171
Nexstar Broadcasting, Inc., Bridge Term Loan
8.50%	01/27/17	[2,3]	3,844,068	3,844,068

				19,444,700

Consumer Discretionary — 1.18%
CityCenter Holdings LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	10/16/20	[2]	2,984,377	3,008,625
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
LIBOR plus 2.50%	09/23/20	[2]	3,613,487	3,639,233
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	02/05/23	[2]	2,300,000	2,310,419
Yum! Brands, Inc., Term Loan B, 1st Lien
LIBOR plus 2.75%	06/16/23	[2]	1,995,000	2,014,332

				10,972,609

Electric — 1.16%
Dynegy, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	06/27/23	[2]	2,670,000	2,694,871
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	2,190,429	2,209,792
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	499,571	503,988
Viva Alamo LLC, Term Loan B, 1st Lien
LIBOR plus 4.25%	02/20/21	[2,3]	6,514,888	5,325,921

				10,734,572

Energy — 0.90%
Drillships Financing Holding, Term Loan B1, 1st Lien
LIBOR plus 5.00%	03/31/21	[2]	1,819,305	917,839
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
LIBOR plus 4.50%	06/18/20	[2,3]	3,733,775	2,361,613
Pacific Drilling SA, Term Loan B, 1st Lien
LIBOR plus 3.50%	06/03/18	[2]	969,925	273,761
Power Buyer LLC, Term Loan, 1st Lien
LIBOR plus 3.25%	05/06/20	[2]	453,376	452,809

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Power Buyer LLC, Term Loan, 2nd Lien
LIBOR plus 7.25%	11/06/20	[2,3]	$4,150,000	$4,139,625
Sabine Oil & Gas/NFR Energy, Term Loan, 2nd Lien[4]
8.50%	12/31/18	[2,3,5]	6,350,000	230,188

				8,375,835

Finance — 0.30%
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[2]	2,750,000	2,772,921

Health Care — 1.03%
CHS/Community Health Systems, Inc.,
Term Loan G, 1st Lien
LIBOR plus 2.75%	12/31/19	[2]	7,851,286	7,718,795
NBTY, Inc. Term Loan B, 1st Lien
LIBOR plus 4.00%	05/05/23	[2]	1,865,325	1,876,638

				9,595,433

Industrials — 1.07%
Peacock Engineering Co. LLC, Term Loan, 1st Lien
PRIME plus 3.25%	06/30/22	[2]	14,022	14,066
LIBOR plus 4.25%	06/30/22	[2]	3,426,228	3,436,935
Synagro Infrastructure, Term Loan, 1st Lien
LIBOR plus 5.25%	08/22/20	[2,3]	4,713,605	3,971,212
TransDigm, Inc., Term Loan E, 1st Lien
LIBOR plus 3.00%	05/14/22	[2]	2,503,955	2,510,215

				9,932,428

Information Technology — 0.64%
First Data Corp., 2021 Extended Term Loan
LIBOR plus 4.00%	03/24/21	[2]	2,292,780	2,312,360
Linxens France SA, Term Loan, 1st Lien (France)
LIBOR plus 4.00%	07/11/22	[2,6]	3,614,979	3,637,572

				5,949,932

Retail — 0.75%
Family Tree Escrow LLC,
Term Loan B2, 1st Lien
4.25%	07/06/22	[2]	6,900,000	6,992,012

Services — 0.37%
CHI Overhead Doors, Term Loan, 2nd Lien
LIBOR plus 7.75%	07/31/23	[2,3]	500,000	492,813
NEP/NCP Holdco, Term Loan B, 1st Lien
LIBOR plus 3.25%	01/22/20	[2]	1,915,102	1,911,913

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
VGD Merger Sub LLC, Term Loan B, 1st Lien
LIBOR plus 4.00%	08/18/23	[2]	$1,000,000	$1,010,315

				3,415,041

Total Bank Loans (Cost $98,442,860)				88,185,483

CORPORATES — 77.78%*
Automotive — 1.23%
Goodyear Tire & Rubber Co. (The)
7.00%	05/15/22		7,889,000	8,431,369
Tenneco, Inc.
5.00%	07/15/26		1,355,000	1,375,325
5.38%	12/15/24		1,500,000	1,582,500

				11,389,194

Banking — 0.92%
Ally Financial, Inc.
3.25%	11/05/18		3,845,000	3,877,683
4.75%	09/10/18		4,530,000	4,705,537

				8,583,220

Commercial Services — 0.52%
IHS Markit, Ltd. (Bermuda)
5.00%	11/01/22	[6,7]	4,530,000	4,815,843

Communications — 19.82%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[6,7]	2,850,000	2,974,687
Altice U.S. Finance I Corp.
5.38%	07/15/23	[7]	4,700,000	4,876,250
Cable One, Inc.
5.75%	06/15/22	[7]	3,986,000	4,175,335
CCO Holdings LLC/CCO Holdings Capital Corp.
6.63%	01/31/22		10,371,000	10,889,550
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21	[3,7]	500,000	502,500
5.13%	12/15/21	[7]	325,000	325,816
6.38%	09/15/20	[7]	1,675,000	1,733,625
Clear Channel Worldwide Holdings, Inc., Series B
6.50%	11/15/22		1,108,000	1,155,090
CSC Holdings LLC
6.75%	11/15/21		35,000	37,100
8.63%	02/15/19		7,855,000	8,787,781
DISH DBS Corp.
4.63%	07/15/17		2,823,000	2,886,517

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
5.13%	05/01/20		$497,000	$518,123
7.88%	09/01/19		7,525,000	8,465,625
Frontier Communications Corp.
8.88%	09/15/20		4,263,000	4,609,369
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[6]	6,195,000	4,321,013
7.25%	04/01/19	[6]	2,800,000	2,259,320
Lamar Media Corp.
5.75%	02/01/26		1,700,000	1,845,563
Level 3 Financing, Inc.
5.25%	03/15/26	[7]	1,000,000	1,033,750
6.13%	01/15/21		1,800,000	1,869,750
LIN Television Corp.
5.88%	11/15/22		8,802,000	9,264,105
Midcontinent Communications & Midcontinent Finance Corp.
6.88%	08/15/23	[7]	2,500,000	2,673,437
Neptune Finco Corp.
10.88%	10/15/25	[7]	3,930,000	4,627,575
Nexstar Escrow Corp.
5.63%	08/01/24	[7]	2,785,000	2,812,850
Numericable-SFR SA (France)
7.38%	05/01/26	[6,7]	4,080,000	4,175,635
Outfront Media Capital LLC/Outfront Media
Capital Corp.
5.25%	02/15/22		1,650,000	1,722,187
Qwest Corp.
6.75%	12/01/21		505,000	565,600
7.25%	09/15/25		5,234,000	5,737,249
Sinclair Television Group, Inc.
5.38%	04/01/21		5,350,000	5,574,031
Sirius XM Radio, Inc.
4.25%	05/15/20	[7]	100,000	102,125
5.75%	08/01/21	[7]	12,809,000	13,414,546
5.88%	10/01/20	[7]	2,675,000	2,751,906
Softbank Group Corp. (Japan)
4.50%	04/15/20	[6,7]	4,455,000	4,627,631
Sprint Communications, Inc.
9.00%	11/15/18	[7]	10,057,000	11,126,059
9.25%	04/15/22		7,849,000	8,398,430
TEGNA, Inc.
5.13%	10/15/19		930,000	962,550
T-Mobile USA, Inc.
6.54%	04/28/20		2,850,000	2,949,750
6.63%	11/15/20		18,348,000	18,967,245
6.73%	04/28/22		3,500,000	3,692,500
Univision Communications, Inc.
5.13%	05/15/23	[7]	5,025,000	5,112,937

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 98

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Virgin Media Secured Finance PLC (United Kingdom)
5.38%	04/15/21	[6,7]	$5,504,400	$5,758,979
5.50%	08/15/26	[6,7]	1,754,000	1,797,850
Windstream Services LLC
6.38%	08/01/23		995,000	907,938
Ziggo Secured Finance BV (Netherlands)
5.50%	01/15/27	[6,7]	3,050,000	3,053,813

				184,043,692

Consumer Discretionary — 8.76%
Churchill Downs, Inc.
5.38%	12/15/21	[7]	8,238,000	8,567,520
5.38%	12/15/21		720,000	752,400
Constellation Brands, Inc.
4.75%	12/01/25		4,030,000	4,372,550
6.00%	05/01/22		1,418,000	1,636,017
Cott Beverages, Inc.
6.75%	01/01/20		7,890,000	8,245,050
DS Services of America, Inc.
10.00%	09/01/21	[7]	5,979,000	6,696,480
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%	10/15/21		5,095,000	5,248,222
Isle of Capri Casinos, Inc.
5.88%	03/15/21		2,850,000	2,992,500
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%	06/01/24	[7]	3,740,000	3,917,650
MGM Resorts International
8.63%	02/01/19		2,240,000	2,536,800
NCL Corp. Ltd. (Bermuda)
5.25%	11/15/19	[6,7]	5,715,000	5,800,725
Nielsen Co., Luxembourg SARL (The) (Luxembourg)
5.50%	10/01/21	[6,7]	5,020,000	5,271,000
Nielsen Finance LLC/Nielsen Finance Co.
5.00%	04/15/22	[7]	785,000	811,494
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%	01/15/24	[7]	75,000	80,437
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
4.13%	07/15/21	[2,7]	12,500,000	12,718,750
5.75%	10/15/20		8,281,000	8,570,835
RSI Home Products, Inc.
6.50%	03/15/23	[7]	2,285,000	2,422,100
Spectrum Brands, Inc.
5.75%	07/15/25		84,000	91,686
6.63%	11/15/22		605,000	656,425

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)

				$81,388,641

Consumer Products — 0.18%
Central Garden & Pet Co.
6.13%	11/15/23		$1,580,000	1,698,500

Electric — 2.19%
Dynegy, Inc.
5.88%	06/01/23		2,000,000	1,800,100
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[7]	200,437	201,439
GenOn Americas Generation LLC
8.50%	10/01/21	[3]	4,700,000	3,995,000
Homer City Generation LP (PIK)
8.14%	10/01/19	[3,8]	8,063,387	3,023,770
8.73%	10/01/26	[3,9]	20,640,512	7,533,787
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[3]	450,272	487,983
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28	[3]	2,372,407	1,862,339
Red Oak Power LLC, Series A
8.54%	11/30/19		1,391,647	1,400,345

				20,304,763

Energy — 6.44%
Arch Coal, Inc.[4]
7.00%	06/15/19	[5]	8,415,000	404,972
8.00%	01/15/19	[5,7]	5,990,000	306,987
Chesapeake Energy Corp.
5.75%	03/15/23		1,000,000	855,000
6.63%	08/15/20		500,000	473,125
Concho Resources, Inc.
5.50%	04/01/23		1,806,000	1,871,467
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%	08/15/21	[7]	960,000	991,200
Energy Transfer Partners LP
3.77%	11/01/66	[2]	12,500,000	8,500,000
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		1,766,000	1,258,275
Gulfport Energy Corp.
6.63%	05/01/23		1,100,000	1,133,000
MEG Energy Corp. (Canada)
6.50%	03/15/21	[6,7]	430,000	353,159
7.00%	03/31/24	[6,7]	2,000,000	1,590,000
Newfield Exploration Co.
5.38%	01/01/26		2,540,000	2,565,400
NGPL Pipe Co. LLC
7.12%	12/15/17	[7]	7,052,000	7,404,600

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Parsley Energy LLC/Parsley Finance Corp.
6.25%	06/01/24	[7]	$4,205,000	$4,362,687
PDC Energy, Inc.
6.13%	09/15/24	[7]	2,805,000	2,910,187
Peabody Energy Corp.[4]
4.75%	12/15/41	[5]	16,800,000	504,000
6.00%	11/15/18	[5]	5,080,000	1,244,600
QEP Resources, Inc.
5.25%	05/01/23		813,000	804,870
Range Resources Corp.
4.88%	05/15/25		1,604,000	1,547,860
Rockies Express Pipeline LLC
5.63%	04/15/20	[7]	1,135,000	1,200,263
6.00%	01/15/19	[7]	805,000	849,275
Sabine Pass LNG LP
7.50%	11/30/16		9,610,000	9,664,056
Seventy Seven Energy, Inc.
6.50%	01/01/49	3,†	1,291,000	—
Summit Midstream Holdings LLC/Summit
Midstream Finance Corp.
7.50%	07/01/21		2,640,000	2,745,600
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	[7]	3,145,000	3,196,106
Walter Energy, Inc.[4]
8.50%	04/15/21	[5]	8,905,000	2,004
11.00%	04/01/20	[5,7]	15,537,550	3,496
Whiting Petroleum Corp.
5.00%	03/15/19		1,099,000	1,068,778
WPX Energy, Inc.
5.25%	09/15/24		2,130,000	1,991,550

				59,802,517

Entertainment — 0.73%
Carmike Cinemas, Inc.
6.00%	06/15/23	[7]	6,495,000	6,787,275

Finance — 5.09%
Alta Wind Holdings LLC
7.00%	06/30/35	[3,7]	1,572,196	1,633,719
Chase Capital II, Series B
1.26%	02/01/27	[2]	1,790,000	1,593,100
Chase Capital VI
1.38%	08/01/28	[2]	4,000,000	3,530,000
CIT Group, Inc.
4.25%	08/15/17		1,000,000	1,020,000
5.25%	03/15/18		2,900,000	3,023,250
5.50%	02/15/19	[7]	1,850,000	1,963,313
6.63%	04/01/18	[7]	7,846,000	8,346,182
Citigroup, Inc.
1.38%	08/25/36	[2]	9,460,000	7,008,543

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Double Eagle Acquisition Sub, Inc.
7.50%	10/01/24	[7]	$6,590,000	$6,672,375
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,345,000
7.13%	09/01/18	[7]	2,892,000	3,161,317
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[2]	2,750,000	2,215,821
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[2]	2,320,000	1,780,600
Midas Intermediate Holdco II LLC/ Midas Intermediate Holdco II Finance, Inc.
7.88%	10/01/22	[7]	936,000	957,060

				47,250,280

Food — 0.14%
B&G Foods, Inc.
4.63%	06/01/21		455,000	470,925
TreeHouse Foods, Inc.
6.00%	02/15/24	[7]	800,000	865,000

				1,335,925

Gaming — 0.64%
Boyd Gaming Corp.
6.88%	05/15/23		2,905,000	3,159,187
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[7]	2,720,000	2,815,200

				5,974,387

Health Care — 12.88%
Acadia Healthcare Co., Inc.
6.50%	03/01/24		1,453,000	1,525,650
Centene Corp.
5.63%	02/15/21		500,000	531,250
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		4,460,000	4,499,248
5.13%	07/15/24		1,130,000	1,156,837
5.75%	08/15/22		4,760,000	5,003,950
Endo Ltd./Endo Finance LLC/ Endo Finco, Inc. (Ireland)
6.00%	07/15/23	[6,7]	1,278,000	1,169,370
6.50%	02/01/25	[6,7]	1,685,000	1,491,225
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[7]	5,925,000	6,228,656
4.75%	10/15/24	[7]	2,750,000	2,901,250
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[6]	4,975,000	5,174,000
HCA, Inc.
4.75%	05/01/23		5,795,000	6,068,451
5.00%	03/15/24		3,275,000	3,463,313

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 100

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
6.50%	02/15/20		$13,286,000	$14,790,639
HealthSouth Corp.
5.75%	11/01/24		3,240,000	3,371,609
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[7]	1,087,000	1,164,231
Hologic, Inc.
5.25%	07/15/22	[7]	1,000,000	1,065,000
LifePoint Health, Inc.
5.50%	12/01/21		1,255,000	1,313,044
Molina Healthcare, Inc.
5.38%	11/15/22		4,553,000	4,723,737
MPH Acquisition Holdings LLC
7.13%	06/01/24	[7]	920,000	993,600
NBTY, Inc.
7.63%	05/15/21	[7]	4,052,000	4,147,425
Quintiles Transnational Corp.
4.88%	05/15/23	[7]	2,877,000	2,975,897
RegionalCare Hospital Partners Holdings, Inc.
8.25%	05/01/23	[7]	1,483,000	1,538,613
Teleflex, Inc.
4.88%	06/01/26		844,000	873,013
Tenet Healthcare Corp.
4.35%	06/15/20	[2]	750,000	757,575
4.50%	04/01/21		1,033,000	1,039,456
6.00%	10/01/20		15,344,000	16,264,640
Valeant Pharmaceuticals International, Inc. (Canada)
5.63%	12/01/21	[6,7]	1,500,000	1,340,625
5.88%	05/15/23	[6,7]	8,678,000	7,539,013
6.13%	04/15/25	[6,7]	11,195,000	9,711,663
WellCare Health Plans, Inc.
5.75%	11/15/20		6,580,000	6,797,963

				119,620,943

Home Builders — 0.23%
Shea Homes LP/Shea Homes Funding Corp.
6.13%	04/01/25	[7]	2,080,000	2,083,900

Industrials — 6.13%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
3.85%	12/15/19	[2,6,7]	3,100,000	3,150,530
4.07%	05/15/21	[2,6,7]	10,050,000	10,225,875
Ball Corp.
4.00%	11/15/23		3,400,000	3,451,000
4.38%	12/15/20		1,000,000	1,072,500
Berry Plastics Corp.
5.13%	07/15/23		1,057,000	1,079,461

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Clean Harbors, Inc.
5.13%	06/01/21		$7,453,000	$7,676,590
Coveris Holdings SA (Luxembourg)
7.88%	11/01/19	[6,7]	2,400,000	2,466,000
Graphic Packaging International, Inc.
4.13%	08/15/24		4,635,000	4,681,350
KLX, Inc.
5.88%	12/01/22	[7]	1,449,000	1,503,337
Orbital ATK, Inc.
5.50%	10/01/23		4,685,000	4,930,963
SBA Communications Corp.
4.88%	09/01/24	[7]	9,800,000	9,922,500
5.63%	10/01/19		2,500,000	2,579,625
Sealed Air Corp.
5.13%	12/01/24	[7]	1,540,000	1,634,325
Standard Industries, Inc.
5.13%	02/15/21	[7]	395,000	417,466
TransDigm, Inc.
5.50%	10/15/20		2,090,000	2,154,006

				56,945,528

Information Technology — 4.57%
First Data Corp.
5.00%	01/15/24	[7]	1,500,000	1,528,125
5.38%	08/15/23	[7]	5,716,000	5,916,346
6.75%	11/01/20	[7]	11,880,000	12,370,050
IMS Health, Inc.
5.00%	10/15/26	[7]	5,000,000	5,225,000
MSCI, Inc.
4.75%	08/01/26	[7]	4,297,000	4,393,683
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[6,7]	2,500,000	2,634,670
4.13%	06/01/21	[6,7]	4,475,000	4,805,031
Open Text Corp. (Canada)
5.88%	06/01/26	[6,7]	2,360,000	2,475,050
PTC, Inc.
6.00%	05/15/24		1,525,000	1,635,563
SS&C Technologies Holdings, Inc.
5.88%	07/15/23		1,400,000	1,480,500

				42,464,018

Materials — 1.42%
Axalta Coating Systems LLC
4.88%	08/15/24	[7]	2,700,000	2,781,000
Momentive Performance Materials, Inc.[4]
8.88%	10/15/20	3,5,†	4,625,000	—
Valvoline, Inc.
5.50%	07/15/24	[7]	9,945,000	10,417,388

				13,198,388

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 1.88%
DuPont Fabros Technology LP
5.88%	09/15/21		$4,675,000	$4,914,594
Equinix, Inc.
5.88%	01/15/26		1,020,000	1,101,600
VEREIT Operating Partnership LP
3.00%	02/06/19		8,300,000	8,466,000
4.13%	06/01/21		2,833,000	2,939,238

				17,421,432

Retail — 0.11%
Dollar Tree, Inc.
5.25%	03/01/20		475,000	495,781
5.75%	03/01/23		510,000	551,437

				1,047,218

Services — 1.34%
Aramark Services, Inc.
5.13%	01/15/24	[7]	5,165,000	5,384,513
5.13%	01/15/24		256,000	266,240
5.75%	03/15/20		2,876,000	2,973,065
United Rentals North America, Inc.
4.63%	07/15/23		3,720,000	3,826,950

				12,450,768

Transportation — 2.56%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%	01/15/21	[7]	4,779,256	4,997,309
Continental Airlines Pass-Through Trust,
Series 2007, Class 1B
6.90%	04/19/22		2,990,086	3,173,229
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		8,472,197	9,785,387
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B
9.75%	12/17/16		926,873	945,966
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		1,693,013	1,930,035
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		2,558,223	2,951,550

				23,783,476

Total Corporates (Cost $768,466,275)				722,389,908

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 0.76%**
Non-Agency Mortgage-Backed — 0.76%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.43%	10/25/47	[2]	$322,106	$ 295,376
Soundview Home Loan Trust,
Series 2006-EQ1, Class A4
0.78%	10/25/36	[2]	9,100,000	6,736,178

Total Mortgage-Backed (Cost $6,845,996)				7,031,554

Total Bonds – 88.03% (Cost $873,755,131)				817,606,945

Issues			Shares	Value
COMMON STOCK — 0.17%
Energy — 0.10%
Mach Gen LLC, Escrow
Holding[3,4]			347,486	912,151
Seventy Seven Energy, Inc.[3]			2,051	38,666

				950,817
Secured Assets — 0.07%
Entegra TC LLC[3,10]			28,545	670,807

Total Common Stock (Cost $3,920,920)				1,621,624

Issues			Shares	Value
WARRANT — 0.01%
Energy — 0.01%
Seventy Seven Energy, Inc.[3]			11,138	59,405

Total Warrant (Cost $50,121)
Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.88%
Money Market Funds — 0.09%
JPMorgan U.S. Government
Money Market Fund
0.33%[11]			$792,000	792,000
U.S. Agency Discount Notes — 1.51%
Federal Home Loan Bank
0.40%[12]	10/19/16		14,000,000	13,998,635

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 102

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 7.28%
U.S. Treasury Bills
0.19%[12]	01/05/17	$24,700,000	$24,682,908
0.25%[12]	12/15/16	1,000,000	999,658
0.33%[12]	01/12/17	21,000,000	20,986,652
0.45%[12]	02/23/17	21,000,000	20,971,713

			67,640,931

Total Short-Term Investments (Cost $82,417,534)			82,431,566

Total Investments – 97.09% (Cost $960,143,706)[1]			901,719,540

Cash and Other Assets, Less Liabilities – 2.91%			27,034,367

Net Assets – 100.00%			$928,753,907

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc. Credit contract

03/20/19	$161,020	$ 9,750	$(199,368)	$(38,348)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley Credit contract

03/20/19	89,085	5,000	(40,061)	49,024

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley Credit contract

03/20/19	100,877	5,000	(120,543)	(19,666)

	$350,982	$19,750	$(359,972)	$ (8,990)

[a]	The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $964,738,267 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$22,511,711
Gross unrealized (depreciation)	(85,530,438)

Net unrealized (depreciation)	$(63,018,727)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[3]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $44,164,739, which is 4.76% of total net assets.

[4]	Non-income producing security.

[5]	Security is currently in default with regard to scheduled interest or principal payments.

[6]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[7]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[10]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.

[11]	Represents the current yield as of September 30, 2016.

[12]	Represents annualized yield at date of purchase.

†	Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(DIP): Defaulted interest payment

(LIBOR): London InterBank Offer Rate

(PIK): Payment in kind

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.04%
ASSET-BACKED SECURITIES — 12.63%**
321 Henderson Receivables VI LLC
Series 2010-1A, Class B
9.31%	07/15/61	[2]	$525,116	$642,229
Access Group, Inc., Series 2001, Class 2A1
1.19%	05/25/29	[3]	2,145,034	2,059,056
Access Group, Inc., Series 2015-1, Class A
1.23%	07/25/56	[2,3]	7,015,356	6,869,457
Bank of America Credit Card Trust, Series 2014-A2, Class A
0.79%	09/16/19	[3]	5,710,000	5,716,135
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
1.06%	06/25/26	[3]	150,000	145,706
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.87%	12/26/24	[3]	34,379	33,735
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.63%	02/25/30	[3]	106,830	106,034
Chase Issuance Trust, Series 2012-A10, Class A10
0.78%	12/16/19	[3]	6,010,000	6,019,981
Chase Issuance Trust, Series 2015-A1, Class A1
0.84%	02/18/20	[3]	2,000,000	2,004,929
CIT Education Loan Trust, Series 2007-1, Class A
0.95%	03/25/42	[2,3]	3,860,243	3,590,840
CIT Education Loan Trust, Series 2007-1, Class B
1.16%	06/25/42	[2,3]	3,453,659	2,912,218
Citibank Credit Card Issuance Trust,
Series 2008-A2, Class A2
1.70%	01/23/20	[3]	5,980,000	6,063,781
Edsouth Indenture No. 3 LLC, Series 2012-2, Class A
1.26%	04/25/39	[2,3]	270,114	259,852
Education Loan Asset-Backed Trust,
Series 2013-1, Class A2
1.33%	04/26/32	[2,3]	3,465,000	3,315,262
Educational Funding of the South, Inc., Series 2012-1, Class A
1.57%	03/25/36	[3]	146,094	144,247
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.88%	03/25/36	[2,3]	6,400,000	6,335,585
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.18%	08/27/46	[2,3]	2,938,422	2,657,143
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.90%	05/25/23	[2,3]	48,163	47,897

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
GE Business Loan Trust, Series 2005-1A, Class A3
0.77%	06/15/33	[2,3]	$2,139,943	$1,995,618
GE Business Loan Trust, Series 2005-2A, Class A
0.76%	11/15/33	[2,3]	7,055,148	6,735,475
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	1,989,667	1,926,118
Goal Capital Funding Trust, Series 2006-1, Class B
1.28%	08/25/42	[3]	621,840	542,586
Higher Education Funding, Series 2014-1, Class A
1.88%	05/25/34	[2,3]	1,686,424	1,624,364
Honda Auto Receivables Owner Trust, Series 2015-2, Class A2
0.69%	08/21/17		766,982	766,971
National Collegiate Student Loan Trust, Series 2004-2, Class A4
0.84%	11/27/28	[3]	1,280,086	1,268,903
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.68%	10/25/27	[3]	37,961	37,908
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.67%	12/27/27	[3]	555,266	554,680
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.66%	06/26/28	[3]	3,117,019	3,069,992
Navient Student Loan Trust, Series 2014-1, Class A4
1.28%	02/25/39	[3]	3,840,000	3,588,094
Navient Student Loan Trust, Series 2014-8, Class A3
1.13%	05/27/31	[3]	6,120,000	5,894,291
Navient Student Loan Trust, Series 2015-1, Class A2
1.13%	04/25/40	[3]	9,370,000	8,969,502
Navient Student Loan Trust, Series 2015-1, Class B
2.03%	07/25/52	[3]	5,000,000	4,021,443
Navient Student Loan Trust, Series 2015-2, Class A1
0.81%	11/25/24	[3]	4,189,788	4,186,073
Navient Student Loan Trust, Series 2016-2, Class A3
2.03%	06/25/65	[2,3]	11,200,000	11,549,689
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[2,3]	150,000	131,998
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
1.53%	02/25/36	[2,3]	825,000	726,018

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 104

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2006-2, Class B
0.91%	01/25/38	[3]	$5,069,607	$4,072,950
Nelnet Student Loan Trust, Series 2007-1, Class A3
0.90%	05/27/25	[3]	2,700,000	2,579,055
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.13%	10/27/36	[2,3]	190,438	183,072
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.48%	11/25/43	[2,3]	1,865,000	1,729,100
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.12%	04/25/41	[2,3]	7,650,846	7,371,632
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.43%	06/25/49	[2,3]	11,000,000	10,250,310
Nissan Auto Receivables Owner Trust, Series 2015-A, Class A2
0.67%	09/15/17		220,622	220,614
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		4,268,232	4,264,863
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A2A
1.07%	05/15/19		6,055,000	6,054,238
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.49%	01/29/46	[3]	135,000	124,498
PHEAA Student Loan Trust, Series 2013-3A, Class A
1.28%	11/25/42	[2,3]	5,828,429	5,682,116
Scholar Funding Trust, Series 2011-A, Class A
1.64%	10/28/43	[2,3]	162,887	157,318
Scholar Funding Trust, Series 2012-B, Class A2
1.62%	03/28/46	[2,3]	150,000	146,345
SLC Student Loan Trust I, Series 2002-2, Class B2
0.33%	07/01/42	[2,3]	200,000	154,788
SLC Student Loan Trust, Series 2004-1, Class B
1.11%	08/15/31	[3]	809,281	695,697
SLC Student Loan Trust, Series 2005-2, Class B
1.13%	03/15/40	[3]	679,603	575,052
SLC Student Loan Trust, Series 2005-3, Class B
1.10%	06/15/40	[3]	3,422,819	2,868,178
SLC Student Loan Trust, Series 2006-1, Class A6
1.01%	12/15/38	[3]	13,120,000	11,492,380

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1, Class B
1.06%	03/15/39	[3]	$3,116,196	$2,606,997
SLC Student Loan Trust, Series 2006-2, Class A5
0.95%	09/15/26	[3]	187,178	182,985
SLC Student Loan Trust, Series 2006-2, Class B
1.08%	12/15/39	[3]	911,115	763,130
SLC Student Loan Trust, Series 2008-1, Class A4A
2.45%	12/15/32	[3]	5,327,717	5,415,807
SLM Student Loan Trust, Series 2003-11, Class A6
1.60%	12/15/25	[2,3]	250,000	245,992
SLM Student Loan Trust, Series 2003-4, Class A5D
1.60%	03/15/33	[2,3]	3,448,042	3,295,637
SLM Student Loan Trust, Series 2003-7, Class B
1.42%	09/15/39	[3]	5,041,854	4,405,685
SLM Student Loan Trust, Series 2004-10, Class A6A
1.26%	04/27/26	[2,3]	10,700,000	10,629,871
SLM Student Loan Trust, Series 2004-10, Class B
1.08%	01/25/40	[3]	5,394,847	4,488,873
SLM Student Loan Trust, Series 2004-2, Class B
1.18%	07/25/39	[3]	848,445	733,990
SLM Student Loan Trust, Series 2004-5A, Class A5
1.31%	10/25/23	[2,3]	823,085	820,121
SLM Student Loan Trust, Series 2004-8A, Class A5
1.21%	04/25/24	[2,3]	907,121	906,613
SLM Student Loan Trust, Series 2005-10, Class A4
0.82%	10/25/19	[3]	410,026	409,300
SLM Student Loan Trust, Series 2005-4, Class B
0.89%	07/25/40	[3]	873,058	740,225
SLM Student Loan Trust, Series 2005-6, Class B
1.00%	01/25/44	[3]	4,467,271	3,782,714
SLM Student Loan Trust, Series 2005-8, Class A3
0.82%	10/25/24	[3]	8,020	8,018
SLM Student Loan Trust, Series 2005-9, Class B
1.01%	01/25/41	[3]	1,620,407	1,382,336
SLM Student Loan Trust, Series 2006-10, Class B
0.93%	03/25/44	[3]	4,551,326	3,764,430

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-2, Class A6
0.88%	01/25/41	[3]	$1,800,000	$1,636,673
SLM Student Loan Trust, Series 2006-4, Class A5
0.81%	10/27/25	[3]	862,928	861,465
SLM Student Loan Trust, Series 2006-8, Class A6
0.87%	01/25/41	[3]	1,800,000	1,600,442
SLM Student Loan Trust, Series 2006-9, Class A5
0.81%	01/26/26	[3]	200,000	196,299
SLM Student Loan Trust, Series 2007-1, Class B
0.93%	01/27/42	[3]	4,279,537	3,583,155
SLM Student Loan Trust, Series 2007-3, Class A4
0.77%	01/25/22	[3]	215,000	200,836
SLM Student Loan Trust, Series 2007-6, Class A4
1.09%	10/25/24	[3]	8,352,147	8,212,355
SLM Student Loan Trust, Series 2007-6, Class B
1.56%	04/27/43	[3]	563,894	494,298
SLM Student Loan Trust, Series 2007-7, Class B
1.46%	10/25/28	[3]	2,195,000	1,770,107
SLM Student Loan Trust, Series 2007-8, Class B
1.71%	04/27/43	[3]	2,758,003	2,391,742
SLM Student Loan Trust, Series 2008-2, Class B
1.91%	01/25/29	[3]	1,000,000	872,740
SLM Student Loan Trust, Series 2008-3, Class B
1.91%	04/25/29	[3]	710,000	601,435
SLM Student Loan Trust, Series 2008-4, Class A4
2.36%	07/25/22	[3]	2,186,091	2,194,454
SLM Student Loan Trust, Series 2008-4, Class B
2.56%	04/25/29	[3]	710,000	658,672
SLM Student Loan Trust, Series 2008-5, Class A4
2.41%	07/25/23	[3]	2,680,070	2,697,416
SLM Student Loan Trust, Series 2008-5, Class B
2.56%	07/25/29	[3]	7,315,000	6,817,178
SLM Student Loan Trust, Series 2008-6, Class B
2.56%	07/25/29	[3]	710,000	663,050
SLM Student Loan Trust, Series 2008-7, Class B
2.56%	07/25/29	[3]	820,000	758,859

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class A4
2.21%	04/25/23	[3]	$3,210,000	$3,222,273
SLM Student Loan Trust, Series 2008-8, Class B
2.96%	10/25/29	[3]	735,000	705,504
SLM Student Loan Trust, Series 2008-9, Class A
2.21%	04/25/23	[3]	6,673,280	6,694,432
SLM Student Loan Trust, Series 2008-9, Class B
2.96%	10/25/29	[3]	7,235,000	7,012,590
SLM Student Loan Trust, Series 2009-3, Class A
1.28%	01/25/45	[2,3]	12,022,608	11,533,964
SLM Student Loan Trust, Series 2011-1, Class A2
1.68%	10/25/34	[3]	2,680,000	2,684,863
SLM Student Loan Trust, Series 2011-2, Class A1
1.13%	11/25/27	[3]	698,818	698,379
SLM Student Loan Trust, Series 2011-2, Class A2
1.73%	10/25/34	[3]	4,035,000	4,002,922
SLM Student Loan Trust, Series 2012-1, Class A2
0.98%	11/25/20	[3]	1,504,946	1,504,132
SLM Student Loan Trust, Series 2012-1, Class A3
1.48%	09/25/28	[3]	1,300,000	1,276,274
SLM Student Loan Trust, Series 2012-2, Class A
1.23%	01/25/29	[3]	2,112,022	2,038,886
SLM Student Loan Trust, Series 2012-6, Class A2
0.81%	09/25/19	[3]	1,093,969	1,093,530
SLM Student Loan Trust, Series 2012-7, Class A3
1.18%	05/26/26	[3]	200,000	193,967
SLM Student Loan Trust, Series 2012-7, Class B
2.33%	09/25/43	[3]	2,200,000	1,970,643
SLM Student Loan Trust, Series 2013-3, Class A2
0.83%	05/26/20	[3]	1,559,898	1,557,845
SLM Student Loan Trust, Series 2013-4, Class A
1.08%	06/25/27	[3]	2,131,411	2,059,379
SLM Student Loan Trust, Series 2013-6, Class A2
1.03%	02/25/21	[3]	959,466	958,368
SLM Student Loan Trust, Series 2014-1, Class A2
0.91%	07/26/21	[3]	1,597,402	1,592,708

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 106

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2014-1, Class A3
1.13%	02/26/29	[3]	$1,670,000	$1,595,209
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	118,659	121,841
Spirit Master Funding VII LLC, Series 2013-2A, Class A
5.27%	12/20/43	[2]	1,458,442	1,480,613
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	2,159,105	2,484,929
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[2]	1,433,213	1,783,897
Toyota Auto Receivables, Series 2016-C, Class A2A
1.00%	01/15/19		6,030,000	6,023,745
USAA Auto Owner Trust, Series 2016-1, Class A2
1.07%	03/15/19		1,830,000	1,830,533

Total Asset-Backed Securities (Cost $319,200,774)				312,051,342

BANK LOANS — 0.54%*
Communications — 0.04%
Nexstar Broadcasting, Inc., Bridge Term Loan
8.50%	01/27/17	[3,5]	1,051,186	1,051,186

Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	02/05/23	[3]	825,000	828,737

Electric — 0.22%
Chief Power Finance LLC, Term Loan B, 1st Lien
LIBOR plus 4.75%	12/31/20	[3,5]	4,421,250	3,640,148
Dynegy, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	06/27/23	[3]	1,200,000	1,211,178
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[3]	419,357	423,064
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[3]	95,643	96,488

				5,370,878

Finance — 0.16%
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[3]	3,855,629	3,887,765

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.09%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	3,4,†	$2,264,997	$2,219,705

Total Bank Loans (Cost $14,147,062)				13,358,271

CORPORATES — 25.38%*
Automotive — 0.12%
General Motors Co.
3.50%	10/02/18		1,710,000	1,763,603
Nemak SAB de CV (Mexico)
5.50%	02/28/23	[2,4]	1,200,000	1,228,800

				2,992,403

Banking — 3.69%
Banco Continental Sa Via Continental Senior
Trustees, Series REGS (Cayman Islands)
5.50%	11/18/20	[4]	950,000	1,054,500
Banco Internacional del Peru SAA Interbank, Series REGS (Peru)
6.63%	03/19/29	[3,4]	1,000,000	1,105,000
Bank of America Corp.
5.70%	01/24/22		2,500,000	2,911,437
6.00%	09/01/17		3,000,000	3,120,277
Bank of America Corp. (GMTN)
3.50%	04/19/26		2,000,000	2,086,872
6.40%	08/28/17		7,000,000	7,305,267
Bank of America Corp. (MTN)
1.49%	12/01/26	[3]	1,600,000	1,381,941
Bank of America N.A. (BKNT)
1.15%	06/15/17	[3]	3,300,000	3,298,825
5.30%	03/15/17		2,575,000	2,620,305
6.10%	06/15/17		6,012,000	6,208,451
Barclays PLC (United Kingdom)
3.65%	03/16/25	[4]	2,000,000	1,978,253
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		3,845,000	3,844,885
Capital One N.A.
2.40%	09/05/19		3,263,000	3,316,040
Discover Bank
2.60%	11/13/18		4,515,000	4,590,372
Discover Bank (BKNT)
3.10%	06/04/20		5,000,000	5,151,315
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	3,425,000	3,661,844
ICICI Bank Ltd., Series REGS (India)
6.38%	04/30/22	[3,4]	1,200,000	1,225,230
JPMorgan Chase & Co.
3.88%	09/10/24		2,000,000	2,106,946

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Banking (continued)
4.25%	10/15/20		$530,000	$575,398
4.25%	10/01/27		3,425,000	3,682,940
Macquarie Bank Ltd. (Australia)
5.00%	02/22/17	[2,4]	170,000	172,331
6.63%	04/07/21	[2,4]	2,824,000	3,255,256
Royal Bank of Scotland PLC (United Kingdom)
6.40%	10/21/19	[4]	2,000,000	2,211,962
Santander UK PLC (United Kingdom)
1.65%	09/29/17	[4]	2,500,000	2,502,171
3.05%	08/23/18	[4]	425,000	435,477
5.00%	11/07/23	[2,4]	3,100,000	3,227,140
UBS AG/Stamford CT (GMTN) (Switzerland)
1.56%	03/26/18	[3,4]	3,000,000	3,006,859
UBS AG/Stamford CT (Switzerland)
1.40%	06/01/17	[3,4]	3,000,000	3,002,580
Wells Fargo & Co.
3.00%	04/22/26		11,985,000	12,102,723

				91,142,597

Commercial Services — 0.10%
IHS Markit, Ltd. (Bermuda)
5.00%	11/01/22	[2,4]	2,400,000	2,551,440

Communications — 2.03%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,4]	800,000	835,000
Altice U.S. Finance I Corp.
5.38%	07/15/23	[2]	2,350,000	2,438,125
AT&T, Inc.
1.77%	06/30/20	[3]	4,800,000	4,844,122
3.40%	05/15/25		1,000,000	1,027,725
4.13%	02/17/26		3,000,000	3,247,998
4.35%	06/15/45		1,500,000	1,484,941
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%	09/15/20	[2]	1,150,000	1,190,250
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45	[2]	5,640,000	6,857,394
CSC Holdings LLC
6.75%	11/15/21		500,000	530,000
8.63%	02/15/19		700,000	783,125
Frontier Communications Corp.
8.88%	09/15/20		150,000	162,187
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[4]	4,415,000	3,079,463
Level 3 Financing, Inc.
5.25%	03/15/26	[2]	1,200,000	1,240,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Neptune Finco Corp.
10.88%	10/15/25	[2]	$500,000	$588,750
Nexstar Escrow Corp.
5.63%	08/01/24	[2]	725,000	732,250
Qwest Corp.
7.25%	09/15/25		300,000	328,845
Sprint Communications, Inc.
9.00%	11/15/18	[2]	2,302,000	2,546,703
Tencent Holdings Ltd. (Cayman Islands)
2.88%	02/11/20	[2,4]	590,000	606,992
T-Mobile USA, Inc.
6.63%	11/15/20		1,100,000	1,137,125
6.63%	04/28/21		2,450,000	2,587,813
6.73%	04/28/22		1,150,000	1,213,250
Univision Communications, Inc.
5.13%	05/15/23	[2]	944,000	960,520
Verizon Communications, Inc.
4.52%	09/15/48		6,500,000	6,902,363
5.15%	09/15/23		1,000,000	1,165,782
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/26	[2,4]	840,000	856,800
5.38%	04/15/21	[2,4]	351,000	367,234
5.50%	08/15/26	[2,4]	2,260,000	2,316,500

				50,031,757

Consumer Discretionary — 0.64%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		3,408,000	3,655,288
4.90%	02/01/46		2,592,000	3,087,590
Churchill Downs, Inc.
5.38%	12/15/21	[2]	2,150,000	2,236,000
Constellation Brands, Inc.
6.00%	05/01/22		1,195,000	1,378,731
DS Services of America, Inc.
10.00%	09/01/21	[2]	2,000,000	2,240,000
Molson Coors Brewing Co.
3.00%	07/15/26		1,312,000	1,323,812
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC
5.75%	10/15/20		1,750,000	1,811,250

				15,732,671

Electric — 2.91%
AEP Texas Central Co.
3.85%	10/01/25	[2]	6,455,000	6,984,191
AES Gener SA (Chile)
5.00%	07/14/25	[2,4]	500,000	518,300
Alabama Power Capital Trust V
3.95%	10/01/42	[3]	1,300,000	1,250,948

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 108

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Black Hills Corp.
3.15%	01/15/27		$3,000,000	$3,036,489
Cleco Corporate Holdings LLC
3.74%	05/01/26	[2]	4,000,000	4,148,181
Dominion Resources, Inc.
5.75%	10/01/54	[3]	2,875,000	2,982,237
Dominion Resources, Inc. (STEP)
4.10%	04/01/21		3,050,000	3,269,964
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	4,641,000	5,377,443
Dynegy, Inc.
5.88%	06/01/23		750,000	675,037
Entergy Corp.
4.00%	07/15/22		4,000,000	4,341,248
4.70%	01/15/17		3,000,000	3,018,978
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	2,131,000	2,297,683
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	2,800,000	2,380,000
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	1,556,730	583,774
8.73%	10/01/26	[5,7]	4,848,440	1,769,681
IPALCO Enterprises, Inc.
5.00%	05/01/18		1,700,000	1,782,874
ITC Holdings Corp.
3.25%	06/30/26		3,000,000	3,042,165
3.65%	06/15/24		1,426,000	1,503,557
Metropolitan Edison Co.
4.00%	04/15/25	[2]	3,000,000	3,171,674
7.70%	01/15/19		2,230,000	2,508,093
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		6,000,000	6,033,594
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,100,111
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.13%	05/16/24	[2,4]	750,000	813,817
Public Service Co. of New Mexico
3.85%	08/01/25		3,500,000	3,643,954
5.35%	10/01/21		50,000	55,074
Southern Co. Gas Capital Corp.
3.25%	06/15/26		3,350,000	3,468,005
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,075,412

				71,832,484

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 2.14%
Boardwalk Pipelines LP
5.88%	11/15/16		$5,538,000	$5,563,829
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	2,395,000	2,511,833
Devon Energy Corp.
5.85%	12/15/25		1,300,000	1,465,580
El Paso LLC (GMTN)
7.80%	08/01/31		1,175,000	1,435,304
Enbridge Energy Partners LP
5.88%	12/15/16		975,000	984,058
5.88%	10/15/25		2,500,000	2,874,421
Energy Transfer Partners LP
3.77%	11/01/66	[3]	3,661,000	2,489,480
5.15%	03/15/45		6,500,000	6,052,261
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,375,000	1,560,751
NGPL Pipe Co. LLC
7.12%	12/15/17	[2]	4,000,000	4,200,000
Noble Energy, Inc.
3.90%	11/15/24		934,000	955,137
Peabody Energy Corp.[8]
6.00%	11/15/18	[9]	435,000	106,575
Pertamina Persero PT, Series REGS (EMTN) (Indonesia)
4.30%	05/20/23	[4]	1,000,000	1,050,500
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	97,500	97,739
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		1,554,000	1,713,739
Reliance Holding USA, Inc., Series REGS
4.50%	10/19/20		1,475,000	1,602,245
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	500,000	528,750
6.85%	07/15/18	[2]	700,000	742,000
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,850,000	1,974,458
Sabine Pass LNG LP
7.50%	11/30/16		2,165,000	2,177,178
7.50%	11/30/16	[2]	500,000	502,813
TC PipeLines LP
4.38%	03/13/25		3,000,000	3,068,479
4.65%	06/15/21		2,300,000	2,415,554
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	3,000,000	2,996,742
Williams Partners LP
3.60%	03/15/22		1,300,000	1,324,163

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		$2,500,000	$2,559,665

				52,953,254

Finance — 3.68%
Bear Stearns Cos. LLC (The)
7.25%	02/01/18		9,250,000	9,935,481
Chase Capital VI
1.38%	08/01/28	[3]	1,500,000	1,323,750
CIT Group, Inc.
6.63%	04/01/18	[2]	1,000,000	1,063,750
Citigroup, Inc.
1.30%	11/15/16		1,000,000	1,000,199
1.38%	08/25/36	[3]	10,300,000	7,630,866
1.53%	11/24/17	[3]	1,000,000	1,002,970
Ford Motor Credit Co. LLC
1.81%	01/09/18	[3]	400,000	401,096
2.15%	01/09/18		2,500,000	2,514,475
5.00%	05/15/18		1,000,000	1,050,683
8.00%	12/15/16		3,400,000	3,447,565
General Electric Corp. (MTN)
1.30%	08/15/36	[3]	4,085,000	3,517,467
4.65%	10/17/21		70,000	79,850
General Motors Financial Co., Inc.
2.63%	07/10/17		2,500,000	2,520,310
3.00%	09/25/17		1,000,000	1,013,067
3.10%	01/15/19		2,000,000	2,048,800
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		2,475,000	2,798,943
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		9,710,000	10,331,523
Goldman Sachs Group, Inc. (The)
2.90%	07/19/18		1,000,000	1,023,300
5.95%	01/18/18		4,075,000	4,300,612
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[2,4]	870,529	894,469
Huarong Finance II Co. Ltd. (EMTN) (Vietnam)
4.50%	01/16/20	[4]	1,200,000	1,273,320
International Lease Finance Corp.
7.13%	09/01/18	[2]	3,000,000	3,279,375
JPMorgan Chase Capital XIII, Series M
1.79%	09/30/34	[3]	225,000	185,680
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[3]	7,810,000	6,292,931
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[3]	7,750,000	5,948,125
Morgan Stanley
1.60%	01/05/18	[3]	2,000,000	2,003,656

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (GMTN)
2.38%	07/23/19		$1,600,000	$1,630,071
5.45%	01/09/17		2,000,000	2,022,222
5.50%	07/24/20		3,000,000	3,364,815
7.30%	05/13/19		2,740,000	3,115,901
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,217,262
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	619,993
SL Green Realty Corp.
5.00%	08/15/18		895,000	935,028

				90,787,555

Food — 0.44%
Kraft Heinz Foods Co.
3.00%	06/01/26		3,478,000	3,512,902
5.20%	07/15/45		5,500,000	6,504,666
TreeHouse Foods, Inc.
6.00%	02/15/24	[2]	900,000	973,125

				10,990,693

Health Care — 3.75% AbbVie, Inc.
1.80%	05/14/18		1,500,000	1,506,723
3.20%	05/14/26		2,246,000	2,291,227
4.30%	05/14/36		1,000,000	1,041,160
4.70%	05/14/45		3,400,000	3,702,839
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22	[4]	2,000,000	2,102,210
3.80%	03/15/25	[4]	4,306,000	4,565,312
4.55%	03/15/35	[4]	1,500,000	1,598,239
Aetna, Inc.
2.80%	06/15/23		4,000,000	4,101,418
Amgen, Inc.
4.40%	05/01/45		1,880,000	1,982,891
4.66%	06/15/51	[2]	2,000,000	2,145,559
Anthem, Inc.
1.88%	01/15/18		6,795,000	6,831,487
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[4]	4,500,000	4,810,921
Biogen, Inc.
5.20%	09/15/45		3,423,000	4,037,338
Celgene Corp.
5.00%	08/15/45		3,250,000	3,646,438
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		445,000	448,916
5.75%	08/15/22		2,525,000	2,654,406
Express Scripts Holding Co.
3.40%	03/01/27		3,500,000	3,527,395

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 110

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Gilead Sciences, Inc.
4.15%	03/01/47		$6,155,000	$6,307,219
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[4]	1,025,000	1,066,000
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,936,384
HCA, Inc.
6.50%	02/15/20		4,175,000	4,647,819
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[2]	488,000	522,672
Molina Healthcare, Inc.
5.38%	11/15/22		379,000	393,213
Mylan NV (Netherlands)
2.50%	06/07/19	[2,4]	4,000,000	4,040,274
3.00%	12/15/18	[2,4]	2,482,000	2,540,283
NBTY, Inc.
7.63%	05/15/21	[2]	563,000	576,259
Northwell Healthcare, Inc.
4.80%	11/01/42		650,000	717,238
6.15%	11/01/43		2,250,000	3,067,892
Providence Health & Services
Obligated Group
1.80%	10/01/17	[3]	3,200,000	3,207,582
RegionalCare Hospital Partners
Holdings, Inc.
8.25%	05/01/23	[2]	2,250,000	2,334,375
Tenet Healthcare Corp.
4.35%	06/15/20	[3]	1,500,000	1,515,150
4.50%	04/01/21		1,000,000	1,006,250
6.00%	10/01/20		1,000,000	1,060,000
Valeant Pharmaceuticals International
7.25%	07/15/22	[2]	90,000	83,925
Valeant Pharmaceuticals International, Inc.
(Canada)
5.88%	05/15/23	[2,4]	2,100,000	1,824,375
6.13%	04/15/25	[2,4]	4,150,000	3,600,125
WellCare Health Plans, Inc.
5.75%	11/15/20		1,150,000	1,188,094

				92,629,608

Industrials — 0.49%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.85%	12/15/19	[2,3,4]	2,950,000	2,998,085
Cemex Finance LLC
6.00%	04/01/24	[2]	600,000	613,020
Clean Harbors, Inc.
5.13%	06/01/21		892,000	918,760
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[2,4]	700,000	765,640

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
SBA Communications Corp.
4.88%	09/01/24	[2]	$2,408,000	$2,438,100
Siemens Financieringsmaatschappij NV
(Netherlands)
2.00%	09/15/23	[2,4]	3,670,000	3,631,274
TransDigm, Inc.
6.38%	06/15/26	[2]	735,000	762,563

				12,127,442

Information Technology — 0.90%
Apple, Inc.
4.65%	02/23/46		1,500,000	1,722,637
Baidu, Inc. (Cayman Islands)
4.13%	06/30/25	[4]	1,100,000	1,185,672
First Data Corp.
5.00%	01/15/24	[2]	3,575,000	3,642,031
5.38%	08/15/23	[2]	1,200,000	1,242,060
IMS Health, Inc.
5.00%	10/15/26	[2]	3,500,000	3,657,500
Microsoft Corp.
4.45%	11/03/45		2,500,000	2,841,245
MSCI, Inc.
4.75%	08/01/26	[2]	1,100,000	1,124,750
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,4]	400,000	421,547
4.13%	06/01/21	[2,4]	800,000	859,000
Oracle Corp.
2.40%	09/15/23		4,790,000	4,820,564
SS&C Technologies Holdings, Inc.
5.88%	07/15/23		750,000	793,125

				22,310,131

Insurance — 0.63%
Farmers Exchange Capital
7.20%	07/15/48	[2]	150,000	177,478
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	2,500,000	2,683,025
MetLife, Inc.
6.40%	12/15/36	[3]	4,914,000	5,479,110
Nationwide Mutual Insurance Co.
3.14%	12/15/24	[2,3]	3,825,000	3,748,500
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[2,3]	3,425,000	3,489,056

				15,577,169

Materials — 0.10%
Valvoline, Inc.
5.50%	07/15/24	[2]	2,305,000	2,414,488

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) — 2.41%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		$1,650,000	$1,726,832
4.60%	04/01/22		1,000,000	1,092,097
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		1,735,000	1,812,172
AvalonBay Communities, Inc. (GMTN)
2.95%	09/15/22		250,000	256,860
3.63%	10/01/20		1,500,000	1,594,211
Boston Properties LP
5.63%	11/15/20		1,750,000	1,990,995
5.88%	10/15/19		200,000	222,213
Duke Realty LP
6.50%	01/15/18		4,000,000	4,255,592
Education Realty Operating Partnership LP
4.60%	12/01/24		3,240,000	3,378,238
5.75%	06/15/17		1,805,000	1,859,776
Essex Portfolio LP
5.50%	03/15/17		2,197,000	2,235,221
HCP, Inc.
3.88%	08/15/24		3,100,000	3,178,872
4.25%	11/15/23		945,000	990,979
5.63%	05/01/17		100,000	102,361
Healthcare Realty Trust, Inc.
5.75%	01/15/21		1,250,000	1,421,430
Highwoods Realty LP
5.85%	03/15/17		4,042,000	4,115,096
7.50%	04/15/18		800,000	864,016
Kimco Realty Corp. (MTN)
4.30%	02/01/18		3,525,000	3,631,910
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	965,922
Post Apartment Homes LP
3.38%	12/01/22		100,000	101,811
4.75%	10/15/17		270,000	278,640
Realty Income Corp.
2.00%	01/31/18		6,460,000	6,503,556
SL Green Realty Corp.
7.75%	03/15/20		2,375,000	2,751,662
Ventas Realty LP
3.25%	10/15/26		5,000,000	5,059,135
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	6,405,000	6,418,433
2.70%	09/17/19	[2]	1,500,000	1,538,567
Welltower, Inc.
4.95%	01/15/21		1,020,000	1,122,943

				59,469,540

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.43%
CVS Health Corp.
4.88%	07/20/35		$4,385,000	$5,149,270
Walgreens Boots Alliance, Inc.
3.10%	06/01/23		2,000,000	2,065,920
3.45%	06/01/26		3,335,000	3,469,074

				10,684,264

Services — 0.08%
Aramark Services, Inc.
4.75%	06/01/26	[2]	395,000	397,963
5.13%	01/15/24	[2]	1,411,000	1,470,967

				1,868,930

Transportation — 0.84%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,426,179	1,567,086
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		44,472	48,452
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		3,955,614	4,316,564
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		24,572	24,987
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,441,747	2,592,769
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20		1,757,779	1,897,346
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		425,163	477,246
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		768,070	836,957
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21		62,064	66,719
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,510,176	2,833,361
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		52,196	55,556
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		1,070,602	1,236,546

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 112

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[3]	$1,200,000	$1,195,680
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
6.25%	04/22/23		1,151,249	1,312,424
U.S. Airways Pass-Through Trust, Series 2011-1, Class G
7.08%	03/20/21		1,095,829	1,188,290
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		99,931	115,295
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		935,423	959,931

				20,725,209

Total Corporates (Cost $611,251,186)				626,821,635

FOREIGN GOVERNMENT OBLIGATIONS — 1.48%
Foreign Government Obligations — 1.48%
Brazilian Government International Bond (Brazil)
2.63%	01/05/23	[4]	3,000,000	2,789,100
4.88%	01/22/21	[4]	1,000,000	1,068,600
Colombia Government International Bond (Colombia)
4.50%	01/28/26	[4]	2,500,000	2,768,000
Croatia Government International Bond, Series REGS (Croatia)
6.63%	07/14/20	[4]	1,700,000	1,906,763
Export Credit Bank of Turkey (Turkey)
5.00%	09/23/21	[2,4]	1,200,000	1,214,088
Hazine Mustesarligi Varlik Kiralama AS (Turkey)
4.56%	10/10/18	[2,4]	1,200,000	1,234,560
Hungary Government International Bond (Hungary)
5.75%	11/22/23	[4]	1,600,000	1,887,419
Kazakhstan Government International Bond, Series REGS (EMTN) (Kazakhstan)
5.13%	07/21/25	[4]	2,000,000	2,256,250
Lithuania Government International Bond, Series REGS (Lithuania)
7.38%	02/11/20	[4]	1,200,000	1,426,650
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20	[2,4]	900,000	938,250
Mexico Government International Bond (GMTN) (Mexico)
3.50%	01/21/21	[4]	2,500,000	2,663,750

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[2,4]	$1,500,000	$1,616,400
Philippine Government International Bond (Philippines)
4.20%	01/21/24	[4]	2,000,000	2,279,400
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20	[4]	2,000,000	2,096,000
Romanian Government International Bond, Series REGS (EMTN) (Romania)
4.88%	01/22/24	[4]	2,000,000	2,290,564
Russian Foreign Bond - Eurobond, Series REGS (Russia)
4.88%	09/16/23	[4]	3,000,000	3,303,750
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[4]	1,100,000	1,164,697
Sri Lanka Government International Bond, Series REGS (Sri Lanka)
6.25%	07/27/21	[4]	1,500,000	1,571,393
Uruguay Government International Bond (Uruguay)
4.38%	10/27/27		1,200,000	1,297,500
Venezuela Government International Bond (Venezuela)
9.25%	09/15/27	[4]	1,400,000	771,750

Total Foreign Government Obligations (Cost $35,230,534)				36,544,884

MORTGAGE-BACKED — 42.66%**

Commercial Mortgage-Backed — 8.68%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2006-3, Class A4
5.89%	07/10/44	[3]	84,421	84,625
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-5, Class A4
5.49%	02/10/51		15,285,029	15,641,532
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.96%	08/25/34	[2,3]	1,765,728	1,610,631
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42	[2,3]	1,932,671	1,990,077
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.31%	09/10/45	[2,3,5]	70,849,769	4,882,208
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[2]	2,580,000	2,733,000

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2012-CR4, Class XA
2.06%	10/15/45	[3,5]	$56,009,018	$4,219,204
Commercial Mortgage Trust, Series 2012-CR5, Class XA
1.90%	12/10/45	[3,5]	49,943,052	3,547,680
Commercial Mortgage Trust, Series 2012-LC-4, Class A2
2.26%	12/10/44		1,628,883	1,631,134
Commercial Mortgage Trust, Series 2013-CR6, Class A1
0.72%	03/10/46		1,047,539	1,043,015
Commercial Mortgage Trust, Series 2013-WWP, Class A2
3.42%	03/10/31	[2]	3,070,000	3,286,972
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[2,3]	6,275,000	6,819,074
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[2,3]	3,340,000	3,602,539
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	1,760,603	1,777,187
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	804,972	805,028
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	216,460	216,525
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[2]	315,241	317,737
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[2]	5,227,053	5,432,398
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[2,3]	5,733,315	5,321,442
GE Commercial Mortgage Corp., Series 2007-C1, Class A4
5.54%	12/10/49		3,097,842	3,122,866
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[2]	2,856,410	2,958,280
GS Mortgage Securities Trust, Series 2010-C1, Class X
1.57%	08/10/43	[2,3,5]	44,519,191	1,999,869
GS Mortgage Securities Trust, Series 2012-GC6, Class A2
2.54%	01/10/45		521,555	521,911
GS Mortgage Securities Trust, Series 2012-GC6, Class XA
2.18%	01/10/45	[2,3,5]	55,382,995	4,619,534

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA
1.09%	08/15/46	[3,5]	$46,892,091	$1,351,721
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.52%	11/15/45	[3,5]	31,301,365	1,650,909
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		993,168	993,082
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		35,633	35,674
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		6,330,448	6,345,325
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3
5.34%	05/15/47		1,388,705	1,388,985
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB
5.86%	02/15/51		61,708	62,080
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class ASB
5.86%	02/12/49	[3]	7,961	7,964
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-RR1, Class A4B
5.72%	03/18/51	[2,3]	2,500,000	2,561,187
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[2]	2,028,501	2,085,188
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	7,990,000	8,601,268
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[2]	107,724	107,681
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA
1.23%	02/15/46	[2,3,5]	34,125,675	996,596
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2
2.21%	05/15/45		3,451,084	3,455,714

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 114

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		$1,450,574	$1,486,101
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43%	02/15/40		7,843,736	7,909,384
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[3]	6,180,142	6,270,463
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class 1A
0.78%	09/25/30	[2,3]	2,274,435	2,130,432
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
0.73%	09/25/36	[2,3]	2,300,950	2,194,846
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4
6.01%	06/12/50	[3]	7,157,390	7,281,149
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class XA
1.10%	10/15/46	[3,5]	48,871,126	1,782,550
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		3,578,437	3,590,611
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	971,849
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,427,826
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA
2.73%	03/15/45	[2,3,5]	30,433,901	2,605,154
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2
5.61%	04/15/49		3,823,406	3,821,099
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4
5.69%	04/15/49	[3]	10,670,000	10,767,097
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	3,780,000	4,123,588
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[2,3]	3,460,000	3,797,773
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ
5.48%	08/15/39	[3]	1,638,084	1,649,175
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A4
5.31%	12/15/43		5,294,416	5,293,297

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.88%	06/15/49	[3]	$11,070,587	$11,068,986
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.89%	06/15/49	[3]	13,000,000	13,215,918
WaMu Commercial Mortgage Securities Trust, Series 2007-SL3, Class AJ
5.96%	03/23/45	[2,3]	2,395,673	2,412,994
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	4,555,000	4,975,523
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	3,746,570	3,923,347
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		10,097	10,098
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
1.99%	11/15/44	[2,3,5]	24,311,676	1,751,226
WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class XA
0.84%	10/15/57	[3,5]	54,792,709	2,037,960

				214,326,288

Non-Agency Mortgage-Backed — 23.39%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
1.09%	04/25/36	[3]	2,082,000	1,872,227
Accredited Mortgage Loan Trust, Series 2006-1, Class A4
0.80%	04/25/36	[3]	7,000,000	6,363,942
ACE Securities Corp., Series 2006-OP2, Class A2C
0.68%	08/25/36	[3]	823,381	737,689
ACE Securities Corp., Series 2007-ASP1, Class A2D
0.91%	03/25/37	[3]	3,629,987	2,285,642
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
2.90%	08/25/35	[3]	3,877,956	3,531,364
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.76%	09/25/35	[3]	521,339	502,193
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
3.12%	03/25/37	[3]	6,943,802	5,975,816
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
0.83%	05/25/37	[2,3]	6,032,000	4,707,076

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.53%	06/25/37	[3]	$5,986,369	$4,372,971
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.50%	12/25/34	[3]	2,365,842	2,198,039
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
0.83%	01/25/36	[3]	5,000,000	4,469,496
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		1,748,627	1,807,214
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		94,863	95,805
Banc of America Funding Corp., Series 2015-R3, Class 6A2
0.69%	05/28/36	[2]	16,624,498	11,967,739
Banc of America Funding Trust, Series 2004-B, Class 5A1
3.28%	11/20/34	[3]	677,448	644,457
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.25%	05/20/36	[3]	2,491,964	2,202,243
Banc of America Funding Trust, Series 2006-G, Class 2A1
0.75%	07/20/36	[3]	3,439,339	3,254,786
Banc of America Funding Trust, Series 2006-G, Class 2A4
0.82%	07/20/36	[3]	3,492,845	3,313,460
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
2.96%	12/25/35	[3]	3,904,285	3,555,731
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.71%	03/25/37	[3]	7,707,460	6,694,937
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	414,646	425,199
BCAP LLC Trust, Series 2012-R11, Class 11A1
3.00%	09/26/36	[2,3]	678,553	675,160
BCAP LLC Trust, Series 2013-RR2, Class 6A1
3.00%	06/26/37	[2,3]	355,867	352,961
BCAP LLC Trust, Series 2015-RR2, Class 23A1
0.73%	03/28/37	[2,3]	3,695,117	3,606,972
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
2.85%	04/25/35	[3]	4,699,635	4,523,303

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.92%	03/25/35	[3]	$411,008	$413,589
Bear Stearns ARM Trust, Series 2005-9, Class A1
2.83%	10/25/35	[3]	6,759,758	6,546,591
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[3]	888,044	901,269
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		186,091	176,355
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE9, Class 1A2
0.68%	11/25/36	[3]	2,262,837	1,957,213
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.96%	10/25/35	[3]	79,077	79,225
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.78%	06/25/36	[3]	7,812,825	7,672,295
Chase Funding Trust, Series 2007-A1, Class 8A1
3.02%	02/25/37	[3]	2,458,006	2,488,005
CIM Trust, Series 2015-3AG, Class A1
2.27%	10/25/57	[2,3]	7,310,645	7,197,035
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.79%	11/25/35	[3]	116,962	85,724
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
3.20%	06/25/36	[3]	619,907	594,480
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
0.77%	08/25/36	[3]	2,300,000	2,035,826
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
0.67%	08/25/36	[3]	2,772,740	2,641,416
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.68%	08/25/36	[3]	190,696	187,375
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.73%	01/25/37	[3]	4,000,000	3,885,348
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[3]	1,793,304	1,783,608
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
0.88%	03/25/37	[3]	10,233,000	9,897,711

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 116

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		$50,855	$54,617
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
1.99%	01/25/36	[3]	8,487,199	7,824,040
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
2.95%	08/25/36	[3]	8,299,791	7,906,846
Countrywide Asset-Backed Certificates, Series 2004-15, Class MV4
1.80%	04/25/35	[3]	7,035,000	6,938,810
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
3.09%	11/20/34	[3]	18,858	18,416
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
0.82%	04/25/35	[3]	7,868,904	6,810,462
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.11%	02/25/35	[3]	40,022	34,066
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.83%	05/25/35	[3]	170,788	137,243
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
1.18%	07/25/37	[3]	2,244,436	1,162,743
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 3A1
2.69%	11/25/33	[3]	1,699,801	1,688,673
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.48%	06/25/34	[3]	412,052	401,742
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1
6.50%	12/25/35		1,042,193	800,206
Credit Suisse Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		257,058	247,255
Credit Suisse Mortgage Trust, Series 2013-3R, Class 5A1
2.93%	10/27/36	[2,3]	863,861	859,130
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.24%	01/25/58	[2,3]	10,103,762	10,136,646

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.39%	01/25/36		$3,184,615	$2,367,530
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.49%	12/25/36		1,000,000	706,123
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV4
0.79%	03/25/36	[3]	2,900,000	2,453,481
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
0.64%	11/25/36	[3]	6,631,386	4,176,964
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
3.88%	01/25/37		1,234,137	612,514
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.44%	02/25/37		8,322,570	6,203,592
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.44%	02/25/37		1,991,938	1,484,589
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.96%	03/25/37		4,161,470	2,359,414
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
0.61%	04/25/37	[3]	5,645,603	5,263,746
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.58%	04/25/37	[3]	2,384,591	1,694,687
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.89%	01/19/45	[3]	1,465,092	1,254,867
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.82%	10/19/45	[3]	8,625,836	7,390,303
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.73%	10/19/36	[3]	8,587,876	7,278,702
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.67%	04/19/48	[3]	3,265,059	2,632,618

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2016

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.78%	09/25/34	[3]	$1,461,481	$1,426,007
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
2.78%	09/25/34	[3]	2,247,302	2,192,755
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.73%	12/25/35	[3]	3,398,275	2,806,760
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.70%	02/25/36	[3]	5,392,916	4,668,673
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
2.76%	04/25/35	[3]	6,164,386	6,026,123
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.82%	09/25/35	[3]	8,247,960	7,489,049
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.77%	10/25/35	[3]	8,985,690	7,713,336
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.71%	11/25/35	[3]	4,781,113	4,218,734
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.79%	03/25/36	[3]	5,346,260	4,486,107
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
2.69%	01/25/37	[3]	8,286,398	7,016,734
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.74%	05/25/35	[3]	6,375,327	6,048,616
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
3.03%	10/25/34	[3]	91,502	89,158
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
3.07%	09/25/35	[3]	6,475,367	5,838,195
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.89%	10/25/35	[3]	278,791	232,911
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
2.79%	11/25/35	[3]	4,076,134	3,764,742
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.97%	08/25/37	[3]	322,336	258,733
GE Business Loan Trust, Series 2007-1A, Class A
0.69%	04/16/35	[2,3]	8,394,129	7,796,731

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
3.54%	09/19/35	[3]	$3,187,822	$2,867,795
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.48%	09/19/35	[3]	4,834,096	4,641,703
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.40%	04/19/36	[3]	5,524,472	5,125,772
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	1,889	1,896
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
0.82%	07/25/35	[3]	5,378,366	5,178,874
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.71%	01/25/47	[3]	207,745	203,722
GSAA Home Equity Trust, Series 2006-4, Class 4A2
0.76%	03/25/36	[3]	172,246	170,804
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		33,612	33,898
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
4.97%	09/25/35	[3,5]	57,838	3,324
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
3.17%	07/25/35	[3]	2,958,572	2,725,044
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.90%	04/25/36	[3]	569,339	503,250
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
2.94%	05/25/47	[3]	2,258,614	1,995,342
Impac CMB Trust, Series 2005-2, Class 1A1
1.05%	04/25/35	[3]	7,969,709	7,331,238
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
3.03%	09/25/35	[3]	2,441,795	2,087,838
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.02%	10/25/35	[3]	4,620,089	3,918,819
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
0.80%	10/25/36	[3]	11,151,961	7,376,334
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
3.05%	05/25/36	[3]	978,678	832,893

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 118

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3
2.93%	06/25/36	[3]	$8,270,019	$8,056,565
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		74,581	77,284
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
0.75%	11/25/36	[3]	8,500,000	8,141,675
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
0.69%	05/25/37	[3]	1,773,000	1,696,587
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
3.16%	08/25/35	[3]	107,488	102,856
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.99%	05/25/36	[3]	87,035	73,263
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		616,238	598,760
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		384,628	389,948
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		15,597	15,944
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
0.78%	06/25/37	[2,3]	5,730,073	5,165,919
Lehman XS Trust, Series 2005-4, Class 1A3
1.33%	10/25/35	[3]	233,589	227,865
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.83%	11/25/35	[3]	8,720,683	7,758,201
Lehman XS Trust, Series 2006-1, Class 1A1
0.78%	02/25/36	[3]	2,461,482	2,381,061
Luminent Mortgage Trust, Series 2007-2, Class 1A3
0.75%	05/25/37	[3]	674,027	646,390
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.30%	11/25/33	[3]	550,035	563,315
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.68%	10/25/34	[3]	981,713	976,820
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.61%	04/25/34	[3]	174,289	167,884

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
2.92%	02/25/36	[3]	$175,953	$162,459
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2
0.64%	03/25/47	[3]	807,299	801,041
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.81%	05/25/37	[3]	3,150,000	1,979,986
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.86%	04/25/37	[3,5]	883,581	111,107
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.69%	10/25/36	[3]	1,315,752	959,350
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
0.74%	12/25/37	[3]	2,437,102	1,549,235
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.78%	07/25/37	[3]	1,574,786	1,003,624
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
0.74%	01/25/38	[3]	6,940,330	4,699,975
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.62%	03/25/37	[3]	981,317	577,091
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
3.01%	08/25/36	[3]	3,714,500	3,435,745
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
3.05%	10/25/33	[3]	401,633	396,093
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		91,614	105,052
Morgan Stanley Capital I Trust, Series 2006-NC2, Class A2D
0.82%	02/25/36	[3]	4,615,212	4,155,390
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
0.81%	02/25/36	[3]	5,525,455	5,259,819
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.56%	09/25/34	[3]	1,023,554	996,202
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.81%	11/25/35	[3]	179,072	175,694
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		330,359	321,996

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
2.94%	01/26/47	[2,3]	$424,049	$421,064
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
1.33%	11/26/46	[2,3]	6,133,630	5,926,306
MortgageIT Trust, Series 2005-2, Class 2A
2.17%	05/25/35	[3]	3,851,180	3,770,949
MortgageIT Trust, Series 2005-4, Class A1
0.81%	10/25/35	[3]	6,734,902	6,117,515
MortgageIT Trust, Series 2005-5, Class A1
0.79%	12/25/35	[3]	1,071,516	962,830
New Century Home Equity Loan Trust, Series 2005-2, Class M1
1.17%	06/25/35	[3]	766,377	770,449
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
0.86%	02/25/36	[3]	5,841,656	5,438,301
New York Mortgage Trust, Series 2005-3, Class A1
1.01%	02/25/36	[3]	1,706,072	1,599,729
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
3.54%	08/25/35	[3]	7,747,966	7,363,886
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	12,110,144	8,484,790
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.84%	06/25/47	[3]	5,152,000	3,688,331
Residential Accredit Loans Trust, Series 2005-QA13, Class 2A1
3.89%	12/25/35	[3]	4,285,800	3,766,061
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.33%	04/25/35	[3]	422,363	409,920
Residential Accredit Loans Trust, Series 2005-QA7, Class A21
3.42%	07/25/35	[3]	2,481,104	2,205,346
Residential Accredit Loans Trust, Series 2005-QA8, Class CB21
3.68%	07/25/35	[3]	1,785,830	1,467,066
Residential Accredit Loans Trust, Series 2005-SP1, Class 4A1
7.00%	09/25/34		211,292	227,966
Residential Accredit Loans Trust, Series 2006-QS13, Class 2A1
5.75%	09/25/21		297,152	287,609
Residential Accredit Loans Trust, Series 2006-QS16, Class A6
6.00%	11/25/36		1,131,327	924,985

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2007-QS1, Class 2AV (IO)
0.16%	01/25/37	[3,5]	$4,860,607	$35,337
Residential Asset Securities Trust, Series 2004-KS9, Class AII4
1.13%	10/25/34	[3]	21,558	17,468
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.85%	01/25/36	[3]	683,113	680,359
Residential Asset Securities Trust, Series 2006-A9CB, Class A9
6.00%	09/25/36		6,987,712	4,713,969
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 1A
3.22%	04/25/37	[3]	374,649	251,528
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.76%	02/25/37	[3]	1,808,976	990,791
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4, Class A2B
0.73%	05/25/37	[3]	3,268,112	2,068,660
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.68%	12/25/36	[3]	4,168,897	2,343,239
Soundview Home Loan Trust, Series 2007-WMC1, Class 3A3
0.79%	02/25/37	[3]	1,222,140	545,258
STRU TCW-1059 Coll
2.21%	10/28/26		12,655,000	12,590,736
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.98%	09/25/34	[3]	1,475,027	1,456,115
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
2.97%	03/25/34	[3]	2,316,610	2,283,996
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.93%	06/25/35	[3]	2,682,892	2,484,905
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
2.98%	11/25/35	[3]	2,763,185	2,378,475
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
2.95%	04/25/35	[3]	7,126,311	6,599,267
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.69%	12/25/36	[3]	301,459	258,034
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.50%	05/25/36	[3]	834,404	524,404

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 120

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 1A1
0.74%	05/25/46	[3]	$645,767	$502,173
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-2XS, Class 2A2
2.02%	02/25/35	[3]	302,633	290,471
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
2.27%	03/25/35	[3]	3,697,799	3,526,404
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
3.16%	06/25/32	[3]	128,232	125,201
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.95%	11/25/33	[3]	172,740	170,236
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
3.41%	10/25/37	[3]	4,171,253	3,695,548
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
3.07%	01/25/37	[3]	1,863,244	1,849,132
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.73%	01/25/37	[3]	1,077,500	1,068,814
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.64%	01/25/37	[3]	4,791,010	2,770,135
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
1.25%	11/25/34	[3]	390,665	373,643
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.60%	01/25/35	[3]	1,500,355	1,502,670
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.95%	05/25/44	[3]	272,278	258,021
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.17%	01/25/45	[3]	395,592	377,568
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.84%	08/25/45	[3]	991,509	964,326
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.72%	10/25/35	[3]	3,643,146	3,507,951
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.82%	10/25/45	[3]	2,376,056	2,272,275
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.71%	12/25/35	[3]	73,687	67,607

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.60%	12/25/35	[3]	$3,851,636	$3,630,171
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.86%	01/25/45	[3]	1,830,371	1,715,825
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.76%	04/25/45	[3]	2,076,938	1,963,870
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
1.17%	07/25/45	[3]	1,910,499	1,824,773
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.51%	02/25/46	[3]	4,780,102	4,411,442
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.43%	05/25/46	[3]	4,554,008	4,196,018
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.49%	07/25/46	[3]	9,291,873	7,849,443
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.41%	03/25/37	[3]	4,385,956	3,776,493
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
1.21%	03/25/47	[3]	9,538,253	7,281,185
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
1.26%	06/25/47	[3]	3,070,952	2,616,631
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		74,390	71,696
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.78%	07/25/36	[3]	4,921,639	4,867,998
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.85%	03/25/37	[3]	4,690,000	3,536,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
3.21%	04/25/36	[3]	369,926	345,064
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
3.03%	10/25/35	[3]	2,304,026	2,232,483
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
3.08%	07/25/36	[3]	430,300	423,811
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
3.03%	10/25/36	[3]	2,088,524	2,008,094

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
2.89%	03/25/36	[3]	$3,621,311	$3,622,034
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
2.85%	04/25/36	[3]	3,669,810	3,586,087

				577,718,924

U.S. Agency Mortgage-Backed — 10.59%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
0.85%	04/25/20	[3]	11,470,623	11,447,763
Fannie Mae Pool 463617
4.91%	10/01/19		4,015,693	4,363,323
Fannie Mae Pool 464452
4.20%	02/01/17		16,723,390	16,771,468
Fannie Mae Pool 467626
3.74%	05/01/18		3,936,112	4,050,042
Fannie Mae Pool 468048
4.41%	05/01/21		1,696,718	1,885,765
Fannie Mae Pool 468861
3.84%	08/01/21		3,982,291	4,358,978
Fannie Mae Pool 471474
2.61%	05/01/19		3,190,000	3,282,909
Fannie Mae Pool 957395
5.40%	06/01/18		3,497,532	3,655,012
Fannie Mae Pool 958777
4.43%	05/01/19		5,177,573	5,528,913
Fannie Mae Pool AD0791
4.71%	02/01/20		7,658,094	8,315,287
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	968,465
Fannie Mae Pool AE0918
3.67%	10/01/20		313,170	337,149
Fannie Mae Pool AL0151
4.38%	04/01/21		435,031	479,933
Fannie Mae Pool AL0600
4.30%	07/01/21		132,447	146,749
Fannie Mae Pool AL2293
4.38%	06/01/21		4,749,177	5,281,602
Fannie Mae Pool AL5584
4.42%	12/01/20		4,562,282	4,992,313
Fannie Mae Pool AL6829
2.96%	05/01/27		1,328,956	1,411,055
Fannie Mae Pool AM4029
3.79%	08/01/25		1,795,456	1,998,245
Fannie Mae Pool AM4040
3.75%	07/01/25		4,250,660	4,725,241

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM4125
3.74%	08/01/23		$3,005,000	$3,338,823
Fannie Mae Pool AM7515
3.34%	02/01/27		11,810,000	12,933,767
Fannie Mae Pool AN0026
3.48%	11/01/35		3,702,700	4,111,803
Fannie Mae Pool AN0461
3.35%	01/01/28		5,775,000	6,349,267
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	8,005,152
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	8,045,811
Fannie Mae Pool AN0976
3.26%	02/01/28		2,970,000	3,199,720
Fannie Mae Pool AN1012
3.15%	02/01/28		4,907,503	5,323,196
Fannie Mae Pool AN1151
3.20%	03/01/31		3,789,892	4,078,277
Fannie Mae Pool FN0000
3.59%	09/01/20		429,632	460,963
Fannie Mae REMICS, Series 2003-64, Class KS
8.96%	07/25/18	[3]	5,293	5,483
Fannie Mae REMICS, Series 2006-11, Class PS
22.64%	03/25/36	[3]	34,387	53,632
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
6.07%	03/25/36	[3]	2,130,156	454,986
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.52%	06/25/37	[3]	88,310	13,753
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
5.34%	08/25/37	[3]	159,350	24,825
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
5.92%	04/25/37	[3]	1,899,690	375,237
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
6.47%	03/25/38	[3]	109,400	18,446
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
5.67%	07/25/38	[3]	387,755	76,503
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.07%	10/25/40	[3]	121,588	21,827
Fannie Mae-Aces, Series 2003-M2, Class D
4.68%	01/25/33	[3]	2,013,229	2,229,617

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 122

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2009-M2, Class X
1.64%	01/25/19	[3]	$61,379,840	$1,381,390
Fannie Mae-Aces, Series 2010-M5, Class X
1.02%	07/25/20	[3]	30,371,312	1,001,154
Fannie Mae-Aces, Series 2011-M5, Class X
1.36%	07/25/21	[3]	78,334,829	3,751,400
Fannie Mae-Aces, Series 2012-M17, Class X2
0.54%	11/25/22	[3]	154,840,430	3,326,747
Fannie Mae-Aces, Series 2012-M2, Class X
0.88%	02/25/22	[3]	89,515,101	2,917,660
Fannie Mae-Aces, Series 2012-M9, Class ASQ2
1.51%	12/25/17		6,563,251	6,581,070
Fannie Mae-Aces, Series 2013-M14, Class FA
0.88%	08/25/18	[3]	10,593,027	10,603,996
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		9,740,198	9,765,348
Fannie Mae-Aces, Series 2014-M9, Class X1
4.11%	04/25/17	[3]	9,781,203	2,188
Fannie Mae-Aces, Series 2015-M3, Class FA
0.73%	06/25/18	[3]	7,471,672	7,459,965
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class AX1
1.45%	08/25/19	[3]	85,974,353	2,883,141
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,658,685
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class X1
1.31%	04/25/20	[3]	59,964,220	1,698,097
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.62%	02/25/18	[3]	58,541,031	936,510
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K703, Class A2
2.70%	05/25/18		7,443,961	7,602,923

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1
0.57%	06/25/22	[3]	$93,976,742	$1,600,715
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A2
1.07%	07/25/20	[3]	4,085,958	4,098,890
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ05, Class A1
1.42%	05/25/21		17,844,536	17,888,443
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.26%	01/25/19	[3]	26,060,733	1,219,204
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		3,055,000	3,278,341
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		4,824,702	4,951,412
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.24%	01/25/20	[3]	32,664,565	1,003,462
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class X1
0.85%	12/25/22	[3]	98,577,751	3,105,150
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS01, Class X1
1.57%	01/25/23	[3]	34,715,449	2,054,071
Freddie Mac REMICS, Series 2711, Class FA
1.52%	11/15/33	[3]	129,470	131,319
Freddie Mac REMICS, Series 2733, Class FB
1.12%	10/15/33	[3]	545,000	547,990
Freddie Mac REMICS, Series 3001, Class HS
15.44%	02/15/35	[3]	5,322	5,604
Freddie Mac REMICS, Series 3262, Class KS (IO)
5.89%	01/15/37	[3]	75,339	12,343
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		623,252	703,117
Freddie Mac REMICS, Series 3339, Class JS
39.43%	07/15/37	[3]	27,372	57,123

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.37%	01/15/38	[3]	$128,421	$22,088
Freddie Mac REMICS, Series 3439, Class SC (IO)
5.38%	04/15/38	[3]	88,560	15,017
Freddie Mac REMICS, Series 3828, Class TF
0.92%	04/15/29	[3]	148,869	149,241
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.09%	04/15/42	[3]	288,028	55,370
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[10]	44,831	39,973
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[3]	1,409,532	1,427,234
Ginnie Mae, Series 20088-80, Class D
5.35%	01/16/41		3,325,573	3,428,371
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		671,680	678,127
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		206,859	44,544
Ginnie Mae, Series 2011-152, Class IO (IO)
0.93%	08/16/51	[3]	25,728,753	839,658
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		423,503	37,282
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	1,372,519	25,279
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	2,438,221	42,921
Ginnie Mae, Series 2011-86, Class B
3.00%	02/16/41		5,040,588	5,100,137
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		162,619	5,582
Ginnie Mae, Series 2013-135, Class CS (IO)
5.67%	09/16/43	[3]	5,392,874	748,225
Ginnie Mae, Series 2014-125, Class IO (IO)
1.01%	11/16/54	[3]	45,836,255	3,536,223

				261,544,030

Total Mortgage-Backed (Cost $1,053,411,381)				1,053,589,242

MUNICIPAL BONDS — 0.23%*
California — 0.01%
State of California, Build America Bonds
7.95%	03/01/36		150,000	179,829

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York — 0.22%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		$3,000,000	$3,564,330
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,919,033

				5,483,363

Total Municipal Bonds (Cost $5,168,608)				5,663,192

U.S. AGENCY SECURITIES — 1.68%
U.S. Agency Securities — 1.68%
Federal Farm Credit Bank
0.55%	05/08/17	[3]	13,250,000	13,260,494
0.56%	04/26/17	[3]	4,850,000	4,853,768
0.57%	05/03/18	[3]	3,250,000	3,250,614
0.58%	04/17/17	[3]	3,630,000	3,633,623
0.59%	11/06/17	[3]	16,550,000	16,565,954

Total U.S. Agency Securities (Cost $41,527,772)				41,564,453

U.S. TREASURY SECURITIES — 4.44%
U.S. Treasury Notes — 4.44%
U.S. Treasury Notes
0.58%	01/31/18	[3]	45,000,000	45,110,030
0.63%	08/31/17		64,500,000	64,482,761

Total U.S. Treasury Securities (Cost $109,438,189)				109,592,791

Total Bonds – 89.04% (Cost $2,189,375,506)				2,199,185,810

Issues			Shares	Value
COMMON STOCK — 0.36%
Real Estate Investment Trust (REIT) — 0.36%
AGNC Investment Corp.
			460,166	8,991,644

Total Common Stock (Cost $9,750,173)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 124

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.21%
Commercial Paper — 0.49%
Macquarie Bank Ltd. (Australia)
0.80%[11]	11/04/16	[2,4]	$12,100,000	$12,093,024

Foreign Government Obligations — 4.03%
Japan Treasury Discount Bill, Series 620 (Japan)
0.00%[11]	10/17/16	[4]	1,750,000,000	17,282,617
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[11]	11/14/16	[4]	3,340,000,000	32,991,311
Japan Treasury Discount Bill, Series 632 (Japan)
0.00%[11]	12/12/16	[4]	3,580,000,000	35,373,964
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[11]	01/10/17	[4]	1,400,000,000	13,839,891

				99,487,783

Money Market Funds — 0.06%
Fidelity Institutional Government Portfolio
0.27%[12,13]			1,200,886	1,200,886
JPMorgan U.S. Government Money Market Fund
0.33%[12]			259,000	259,000

				1,459,886

U.S. Agency Discount Notes — 0.65%
Federal Home Loan Bank
0.23%[11]	10/14/16		3,000,000	2,999,835
0.40%[11]	10/19/16		13,000,000	12,998,733

				15,998,568

U.S. Treasury Bills — 5.98%
U.S. Treasury Bills
0.16%[11]	10/06/16		1,000,000	999,992
0.19%[11]	01/05/17		6,000,000	5,995,848
0.24%[11]	10/13/16		15,600,000	15,599,285
0.26%[11]	11/03/16		56,000,000	55,990,836
0.26%[11]	10/20/16		20,915,000	20,913,715
0.28%[11]	11/17/16		2,000,000	1,999,604
0.28%[11]	10/27/16		10,000,000	9,998,733
0.31%[11]	12/08/16	[14]	6,597,000	6,594,883
0.33%[11]	01/12/17		13,000,000	12,991,737
0.36%[11]	01/19/17		14,960,000	14,947,879
0.45%[11]	02/23/17		1,700,000	1,697,710

				147,730,222

Total Short-Term Investments (Cost $275,889,061)				276,769,483

			Value
Total Investments – 100.61% (Cost $2,475,014,740)[1]			$2,484,946,937

Liabilities in Excess of Other Assets – (0.61)%			(15,103,184)

Net Assets – 100.00%			$2,469,843,753

	Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 10/17/16 at 101.19 Counterparty: Bank of America
USD	$16,612,557	JPY 1,750,000,000	$(680,961)
Forward currency contract to sell Japanese Yen on 11/14/16 at 101.22 Counterparty: JPMorgan Securities LLC
USD	$33,109,464	JPY 3,340,000,000	111,588
Forward currency contract to sell Japanese Yen on 12/12/16 at 100.94 Counterparty: JPMorgan Securities LLC
USD	$35,318,956	JPY 3,580,000,000	(146,508)
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD	$13,853,225	JPY 1,400,000,000	(37,852)
Net unrealized (depreciation)			$(753,733)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
395	U.S. Treasury Five Year Note, Expiration December 2016	$(43,800)
	Net unrealized (depreciation)	$(43,800)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
1,026	U.S. Treasury Ten Year Note, Expiration December 2016	$112,632
303	U.S. Treasury Ultra Bond, Expiration December 2016	873,932
	Net unrealized appreciation	$986,564

Notes:

[1]	Cost for federal income tax purposes is $2,475,027,457 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$42,783,203
Gross unrealized (depreciation)	(32,863,723)

Net unrealized appreciation	$9,919,480

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $41,019,168, which is 1.66% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[8]	Non-income producing security.

[9]	Security is currently in default with regard to scheduled interest or principal payments.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2016.

[11]	Represents annualized yield at date of purchase.

[12]	Represents the current yield as of September 30, 2016.

[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,710,886.

[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,632,130.

†	Fair valued security. The aggregate value of fair valued securities is $4,704,634, which is 0.19% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(DIP): Defaulted interest payment

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 126

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.11%
BANK LOANS — 78.21%*
Automotive — 0.70%
Allison Transmission, Inc., Term Loan B3, 1st Lien
LIBOR plus 2.50%	08/23/19	[2]	$419,963	$423,419
Chrysler Group LLC, Term Loan B, 1st Lien
LIBOR plus 2.75%	05/24/17	[2]	864,157	866,862

				1,290,281

Commercial Services — 0.68%
Press Ganey Holdings, Inc., Term Loan, 1st Lien
4.25%	09/29/23	[2]	1,250,000	1,243,750

Communications — 6.62%
Block Communications, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	11/07/21	[2]	490,009	493,684
Charter Communications Operating LLC, Term Loan E, 1st Lien
LIBOR plus 2.25%	07/01/20	[2]	748,067	751,295
Charter Communications Operating LLC, Term Loan I, 1st Lien
LIBOR plus 2.75%	01/24/23	[2]	497,500	501,333
Cincinnati Bell, Term Loan, 1st Lien
LIBOR plus 3.00%	09/10/20	[2]	485,000	487,728
CSC Holdings LLC, Term Loan B 1st Lien
LIBOR plus 4.00%	10/09/22	[2]	997,500	1,001,759
Integra Telecom Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 4.25%	08/08/20	[2]	985,000	983,769
Level 3 Financing, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	01/15/20	[2]	1,000,000	1,006,500
Mediarena Acquisition BV, Term Loan, 1st Lien
LIBOR plus 5.75%	08/13/21	[2]	1,082,183	967,471
Merrill Communications LLC, Term Loan, 1st Lien
LIBOR plus 5.25%	05/29/22	[2]	494,633	464,955
MGOC, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	07/31/20	[2]	630,398	631,505
Mission Broadcasting, Inc., Term Loan B, 1st Lien
3.00%	09/26/23	[2]	40,909	41,156
Nexstar Broadcasting Group, Inc., Term Loan B, 1st Lien
3.00%	09/26/23	[2]	459,091	461,864
Numericable U.S. LLC, Term Loan B, 1st Lien
LIBOR plus 4.25%	01/15/24	[2]	748,125	757,103

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Sinclair Television Group, Inc., Term Loan B1, 1st Lien
LIBOR plus 2.75%	07/30/21	[2]	$491,275	$494,655
T-Mobile USA, Inc., Term Loan B, 1st Lien
LIBOR plus 2.75%	11/09/22	[2]	744,375	751,510
Tribune Media Co., Term Loan B, 1st Lien
LIBOR plus 3.00%	12/27/20	[2]	675,282	681,717
Univision Communications, Inc., 2013 Incremental Term Loan
LIBOR plus 3.00%	03/01/20	[2]	911,653	914,315
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
LIBOR plus 3.00%	03/01/20	[2]	266,408	267,221
Windstream Services LLC, Term Loan B6, 1st Lien
LIBOR plus 4.00%	03/30/21	[2]	497,500	499,614

				12,159,154

Consumer Discretionary — 6.74%
American Casino & Entertainment Properties LLC, Term Loan, 1st Lien
LIBOR plus 3.75%	07/07/22	[2]	868,856	879,721
Aurlux, Term Loan B4, 1st Lien
LIBOR plus 3.25%	01/17/22	[2]	467,503	471,009
CityCenter Holdings LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	10/16/20	[2]	602,499	607,394
Hanesbrands, Inc., Term Loan B, 1st Lien
LIBOR plus 2.50%	04/15/22	[2]	492,500	496,809
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
LIBOR plus 2.50%	09/23/20	[2]	62,602	63,048
LIBOR plus 2.50%	10/25/23	[2]	639,961	644,662
Keurig Green Mountain, Term Loan B, 1st Lien
LIBOR plus 4.50%	03/03/23	[2]	472,150	479,036
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/24/21	[2]	910,530	911,673
Nielsen Finance LLC, Term Loan, B3, 1st Lien
2.50%	09/28/23	[2]	1,250,000	1,257,131
Petco, Acquisition Merger Sub LLC, Term Loan B1, 1st Lien
LIBOR plus 4.00%	01/26/23	[2]	995,000	1,006,746
Reynolds Group Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	02/05/23	[2]	1,500,000	1,506,795
Spectrum Brands, Inc., Term Loan, 1st Lien
PRIME plus 1.75%	06/23/22	[2]	1,726	1,736
LIBOR plus 2.75%	06/23/22	[2]	1,038,466	1,044,307

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
Station Casinos LLC, Term Loan B, 1st Lien
LIBOR plus 3.00%	06/08/23	[2]	$1,496,250	$1,508,407
Yum! Brands, Inc., Term Loan B, 1st Lien
LIBOR plus 2.75%	06/16/23	[2]	1,496,250	1,510,749

				12,389,223

Consumer Staples — 0.55%
Candy Intermediate Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 4.50%	06/15/23	[2]	997,500	1,006,019

Electric — 4.65%
Chief Power Finance LLC, Term Loan B, 1st Lien
LIBOR plus 4.75%	12/31/20	[2,3]	982,500	808,922
Dynegy, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	06/27/23	[2]	500,000	504,658
EFS Cogen Holdings I LLC, Term Loan B, 1st Lien
LIBOR plus 4.25%	06/28/23	[2]	1,455,275	1,472,738
ExGen Texas Power LLC, Term Loan B, 1st Lien
LIBOR plus 4.75%	09/18/21	[2,3]	974,635	799,508
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	05/08/20	[2]	1,139,582	1,108,244
Moxie Liberty (Panda), Term Loan, 1st Lien
LIBOR plus 6.50%	08/21/20	[2]	596,369	588,914
Panda Power Funds, Term Loan B1, 1st Lien
LIBOR plus 5.75%	12/19/20	[2,3]	981,293	964,121
Texas Competitive Electric Holdings Co. LLC, Term Loan B, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	1,221,429	1,232,226
Texas Competitive Electric Holdings Co. LLC, Term Loan C, 1st Lien (DIP)
LIBOR plus 4.00%	10/31/17	[2]	278,571	281,034
Viva Alamo LLC, Term Loan B, 1st Lien
LIBOR plus 4.25%	02/20/21	[2,3]	959,233	784,173

				8,544,538

Energy — 1.85%
Azure Midstream Energy LLC, Term Loan B, 1st Lien
LIBOR plus 6.50%	11/15/18	[2]	273,818	229,323
EMG Utica LLC, Term Loan B, 1st Lien
LIBOR plus 3.75%	03/27/20	[2,3]	766,077	753,628
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
LIBOR plus 4.50%	06/18/20	[2,3]	739,741	467,886

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Pike Corp., Term Loan, 1st Lien
LIBOR plus 4.50%	12/22/21	[2]	$364,516	$366,226
Pike Corp., Term Loan, 2nd Lien
LIBOR plus 8.50%	06/22/22	[2,3]	500,000	497,800
Power Buyer LLC, Term Loan, 1st Lien
LIBOR plus 3.25%	05/06/20	[2]	1,080,044	1,078,693

				3,393,556

Entertainment — 0.81%
AMC Entertainment, Term Loan B, 1st Lien
LIBOR plus 3.25%	12/15/22	[2]	485,056	490,426
Regal Cinemas Corp., Term Loan, 1st Lien
LIBOR plus 2.75%	04/01/22	[2]	997,500	1,005,171

				1,495,597

Finance — 6.79%
Arnhold and S Bleichroeder Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	12/01/22	[2]	992,500	995,805
Aruba Investments, Inc., Term Loan B, 1st Lien
LIBOR plus 3.50%	02/02/22	[2]	411,460	411,203
Assured Partners, Inc., Term Loan, 1st Lien
LIBOR plus 4.75%	10/21/22	[2]	496,256	499,822
Black Knight InfoServ LLC, Term Loan B, 1st Lien
LIBOR plus 3.00%	05/07/22	[2]	987,500	996,758
Camelot Finance LP, Term Loan B, 1st Lien
4.75%	09/16/23	[2]	1,000,000	1,002,750
CBAC Borrower LLC, Term Loan B, 1st Lien
LIBOR plus 7.00%	07/02/20	[2]	992,500	978,853
Delos Finance SARL, Term Loan B, 1st Lien
LIBOR plus 2.75%	02/27/21	[2]	1,000,000	1,008,335
Fly Funding II SARL, Term Loan, 1st Lien
LIBOR plus 2.75%	08/09/19	[2]	920,000	922,875
GTCR Valor Cos., Inc., Term Loan B, 1st Lien
LIBOR plus 6.00%	06/16/23	[2]	997,500	954,174
Midas Intermediate Holdco II LLC, Term Loan B, 1st Lien
LIBOR plus 3.50%	08/18/21	[2]	743,052	750,483
Royalty Pharma, Term Loan B4, 1st Lien
LIBOR plus 2.75%	12/18/20	[2]	983,731	989,525
Telenet International Finance SARL, Term Loan B, 1st Lien (Luxembourg)
LIBOR plus 3.50%	06/30/24	[2,4]	1,000,000	1,009,940
WideOpenWest Finance LLC, Term Loan B, 1st Lien
LIBOR plus 3.50%	08/12/23	[2]	1,970,621	1,965,182

				12,485,705

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 128

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Food — 3.05%
B and G Foods, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	11/02/22	[2]	$426,740	$430,207
Chobani LLC, Term Loan B, 1st Lien
1.00%	09/30/23	[2]	1,000,000	997,500
Del Monte Foods, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	11/26/20	[2]	487,500	460,444
Dole Food Co., Inc., Term Loan B, 1st Lien
PRIME plus 2.50%	11/01/18	[2]	612	615
LIBOR plus 3.50%	11/01/18	[2]	736,367	739,526
Hearthside Group Holdings LLC, Term Loan, 1st Lien
LIBOR plus 3.50%	06/02/21	[2]	497,455	499,943
Hostess Brands LLC, Term Loan, 1st Lien
LIBOR plus 3.50%	08/03/22	[2]	990,000	998,356
Pinnacle Foods LLC, Term Loan H, 1st Lien
LIBOR plus 2.50%	04/29/20	[2]	1,469,772	1,478,590

				5,605,181

Gaming — 3.76%
Affinity Gaming, Term Loan, 1st Lien
LIBOR plus 4.00%	07/01/23	[2]	498,750	500,311
Boyd Gaming Corp., Term Loan B2, 1st Lien
LIBOR plus 3.00%	09/15/23	[2]	1,500,000	1,513,500
Caesers Entertainment Resort Properties LLC, Term Loan B, 1st Lien
LIBOR plus 6.00%	10/11/20	[2]	748,077	747,845
Golden Nugget, Inc., Delayed-Draw Term Loan, 1st Lien
LIBOR plus 4.50%	11/21/19	[2]	403,856	407,389
Golden Nugget, Inc., Term Loan B, 1st Lien
LIBOR plus 3.50%	11/21/19	[2]	942,330	950,575
Las Vegas Sands LLC, Term Loan B, 1st Lien
LIBOR plus 2.50%	12/19/20	[2]	972,500	979,069
MotorCity Casino, Term Loan B, 1st Lien
LIBOR plus 3.50%	08/09/21	[2]	409,515	410,668
Pinnacle Entertainment, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	04/28/23	[2]	418,750	421,891
Tropicana Entertainment, Inc., Term Loan, 1st Lien
LIBOR plus 3.00%	11/27/20	[2]	970,000	970,000

				6,901,248

Health Care — 9.16%
Acadia Healthcare Co., Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	02/11/22	[2]	982,500	987,825
Acadia Healthcare Co., Inc., Term Loan B2, 1st Lien
LIBOR plus 3.00%	02/16/23	[2]	297,750	300,263

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	04/16/22	[2]	$986,263	$979,176
American Renal Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 3.50%	09/22/19	[2]	498,671	499,297
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
LIBOR plus 2.75%	12/31/19	[2]	343,368	337,574
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
LIBOR plus 3.00%	01/27/21	[2]	351,235	345,550
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
LIBOR plus 2.75%	06/19/21	[2]	977,500	984,587
Endo Luxembourg Finance I Co. SARL, Term Loan B, 1st Lien (Luxembourg)
LIBOR plus 3.00%	09/25/22	[2,4]	743,753	743,028
Goldcup Merger Sub, Inc., Term Loan B, 1st Lien
LIBOR plus 5.00%	05/03/23	[2]	498,750	503,114
Greatbatch Ltd., Term Loan B, 1st Lien
LIBOR plus 4.25%	10/27/22	[2]	595,500	588,926
Grifols Worldwide Operations U.S.A., Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	02/27/21	[2]	494,924	500,182
Halyard Health, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	11/01/21	[2]	591,121	592,876
HCA, Inc., Term Loan B6, 1st Lien
LIBOR plus 3.25%	03/17/23	[2]	757,614	767,262
Inventiv Health, Inc., Term Loan B, 1st Lien
4.75%	09/29/23	[2]	1,500,000	1,506,248
Millennium Health Holdco, Inc., Term Loan, 1st Lien
PRIME plus 5.50%	12/21/20	[2]	22,934	11,409
LIBOR plus 6.50%	12/21/20	[2]	695,859	346,190
Multiplan Corp., Term Loan B, 1st Lien
LIBOR plus 4.00%	06/07/23	[2]	1,435,159	1,455,114
NBTY, Inc. Term Loan B, 1st Lien
LIBOR plus 4.00%	05/05/23	[2]	1,496,250	1,505,325
NMSC Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 5.00%	04/11/23	[2]	677,338	685,805
Prospect Medical Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 6.00%	06/30/22	[2,3]	498,750	494,698
Sterigenics-Nordion Holdings LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	04/27/22	[2]	1,488,741	1,496,184
Surgery Center Holdings, Inc., Term Loan, 1st Lien
LIBOR plus 3.75%	11/03/20	[2]	491,251	492,172

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc., Delayed Draw Term Loan A4DD, 1st Lien
LIBOR plus 3.75%	04/01/20	[2]	$204,104	$203,572
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
LIBOR plus 4.75%	04/01/22	[2,4]	499,059	501,190

				16,827,567

Industrials — 10.92%
Abacus Innovations Corp., Term Loan B, 1st Lien
LIBOR plus 2.75%	08/16/23	[2]	750,000	755,235
B/E Aerospace, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	12/16/21	[2]	938,182	950,350
BWAY Holding Co., Term Loan B, 1st Lien
LIBOR plus 4.50%	08/14/20	[2]	764,875	770,325
Consolidated Container Co. LLC, Term Loan B, 1st Lien
LIBOR plus 3.75%	07/03/19	[2,3]	233,210	232,579
Consolidated Container Co. LLC, Term Loan B, 2nd Lien
LIBOR plus 6.50%	01/03/20	[2,3]	1,000,000	961,665
Excelitas Technologies Corp., Term Loan, 1st Lien
LIBOR plus 5.00%	10/30/20	[2,3]	280,370	275,989
Filtration Group, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	11/21/20	[2,3]	1,231,756	1,238,992
Infiltrator Systems Integrated LLC, Term Loan, 1st Lien
LIBOR plus 3.50%	05/27/22	[2]	987,500	991,514
Jason, Inc., Term Loan, 1st Lien
LIBOR plus 4.50%	06/30/21	[2]	248,731	237,538
Jazz Acquisition, Inc., Term Loan, 2nd Lien
LIBOR plus 6.75%	06/19/22	[2,3]	150,000	126,000
LTI Flexible Products, Inc., Term Loan, 1st Lien
LIBOR plus 4.25%	04/17/22	[2,3]	687,020	666,410
Mauser Holding Gmbh, Term Loan, 1st Lien
LIBOR plus 3.50%	07/31/21	[2]	1,275,477	1,277,269
Multi Packaging Solutions, Inc.
LIBOR plus 3.25%	09/30/20	[2]	386,491	386,249
Multi Packaging Solutions, Inc., Term Loan, 1st Lien
LIBOR plus 3.25%	09/30/20	[2]	771,055	772,019
Munters Corp., Term Loan B, 1st Lien
LIBOR plus 5.25%	05/05/21	[2]	740,530	736,828
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
LIBOR plus 4.25%	08/05/19	[2]	827,119	827,462
Peacock Engineering Co. LLC, Term Loan, 1st Lien
PRIME plus 3.25%	06/30/22	[2]	4,035	4,048

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
LIBOR plus 4.25%	06/30/22	[2]	$985,965	$989,046
Penn Engineering & Manufacturing Corp., Term Loan, 1st Lien
LIBOR plus 3.00%	08/29/21	[2]	490,000	491,347
PGT, Inc., Term Loan B, 1st Lien
LIBOR plus 5.75%	02/16/22	[2]	488,843	486,765
Plaze, Inc., Term Loan, 1st Lien
LIBOR plus 4.25%	07/31/22	[2]	1,238,531	1,241,627
Ply Gem Industries, Inc., Term Loan, 1st Lien
LIBOR plus 3.00%	01/30/21	[2,3]	417,733	420,866
PrimeLine Utility Services LLC, Term Loan B, 1st Lien
LIBOR plus 5.50%	11/12/22	[2]	1,496,203	1,506,489
Printpack Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 4.00%	07/26/23	[2]	500,000	502,500
SIG Combibloc U.S. Acquisition, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	03/13/22	[2]	742,462	744,270
Synagro Infrastructure, Term Loan, 1st Lien
LIBOR plus 5.25%	08/22/20	[2,3]	673,372	567,316
TransDigm, Inc., Delayed Draw Term Loan F-DD, 1st Lien
LIBOR plus 3.00%	06/09/23	[2]	708,750	709,912
TransDigm, Inc., Term Loan F, 1st Lien
LIBOR plus 3.00%	06/09/23	[2]	787,500	788,792
Zebra Technologies Corp., Term Loan B, 1st Lien
LIBOR plus 3.25%	10/27/21	[2,3]	409,091	414,691

				20,074,093

Information Technology — 7.22%
Aclara Technologies LLC, Term Loan B, 1st Lien
LIBOR plus 5.75%	08/17/23	[2,3]	1,500,000	1,500,000
Avago Technologies Cayman Finance Ltd., Term Loan B3, 1st Lien
LIBOR plus 3.00%	02/01/23	[2]	674,719	683,480
Ciena Corp., Term Loan, 1st Lien
LIBOR plus 3.50%	04/25/21	[2]	249,375	250,622
Dell, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	09/07/23	[2]	1,500,000	1,510,650
Equinix, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	01/09/23	[2]	497,500	502,475
First Data Corp., 2021 Extended Term Loan
LIBOR plus 4.00%	03/24/21	[2]	679,255	685,056
First Data Corp., Term Loan B1, 1st Lien
LIBOR plus 3.75%	07/10/22	[2]	300,000	302,083
Linxens France SA, Term Loan, 1st Lien (France)
LIBOR plus 4.00%	07/11/22	[2,4]	992,500	998,703

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 130

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Mitel U.S. Holdings, Inc., Term Loan B, 1st Lien
LIBOR plus 4.50%	04/13/22	[2]	$896,437	$903,304
NXP BV, Term Loan F, 1st Lien
LIBOR plus 2.50%	12/07/20	[2]	293,260	294,929
ON Semiconductor Corp., Term Loan B, 1st Lien
LIBOR plus 3.25%	03/31/23	[2]	1,500,000	1,508,978
Sensus USA, Inc., Term Loan, 1st Lien
LIBOR plus 5.50%	04/05/23	[2]	997,500	1,002,487
Sophia LP, Term Loan B, 1st Lien
LIBOR plus 3.75%	09/30/22	[2]	491,474	492,396
SS&C Technologies Holdings SARL, Term Loan B2, 1st Lien
LIBOR plus 3.25%	07/08/22	[2]	127,433	128,588
SS&C Technologies, Inc., Term Loan B1, 1st Lien
LIBOR plus 3.25%	07/08/22	[2]	1,025,448	1,034,744
TierPoint LLC, Term Loan B, 1st Lien
LIBOR plus 4.25%	12/02/21	[2]	992,500	980,099
LIBOR plus 4.25%	12/02/21	[2]	498,731	496,861

				13,275,455

Insurance — 1.68%
Alliant Holdings I LLC, Term Loan B, 1st Lien
LIBOR plus 3.50%	08/14/22	[2]	642,370	643,334
Confie Seguros Holding II Co., Term Loan, 1st Lien
PRIME plus 3.50%	11/09/18	[2]	1,233,936	1,236,250
Hyperion Insurance Group Ltd., Term Loan B, 1st Lien
LIBOR plus 4.50%	04/29/22	[2]	1,232,487	1,208,608

				3,088,192

Materials — 1.36%
Hilex Poly Co. LLC, Term Loan, 1st Lien
LIBOR plus 5.00%	12/09/21	[2]	498,734	503,412
Huntsman International LLC, Term Loan B, 1st Lien
LIBOR plus 3.50%	04/01/23	[2]	746,250	752,433
Novelis, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	05/28/22	[2]	740,625	745,258
Prolampac Intermediate, Inc., Term Loan B, 1st Lien
LIBOR plus 4.75%	08/18/22	[2]	496,122	500,153

				2,501,256

Real Estate Investment Trust (REIT) — 1.66%
DTZ U.S. Borrower LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	11/04/21	[2]	1,241,219	1,244,322

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
MGM Growth Properties Operating Partnership, Term Loan B, 1st Lien
LIBOR plus 3.25%	04/25/23	[2]	$1,243,750	$1,256,579
Realogy Group LLC, Term Loan B, 1st Lien
LIBOR plus 3.00%	07/20/22	[2]	543,984	551,209

				3,052,110

Retail — 0.83%
Dollar Tree, Inc., Term Loan B3, 1st Lien
LIBOR plus 2.50%	07/06/22	[2]	284,810	287,258
PetSmart, Inc., Term Loan B, 1st Lien
LIBOR plus 3.25%	03/10/22	[2]	1,235,616	1,239,532

				1,526,790

Services — 7.41%
Alix Partners LP, Term Loan B, 1st Lien
LIBOR plus 3.50%	07/28/22	[2]	990,000	993,094
Apollo Security Services LLC, Term Loan, 1st Lien
LIBOR plus 3.75%	07/01/21	[2]	394,013	398,410
CHI Overhead Doors, Term Loan, 1st Lien
LIBOR plus 3.50%	07/31/22	[2]	1,713,797	1,717,011
ESH Hospitality, Inc., Term Loan B, 1st Lien
LIBOR plus 3.00%	08/30/23	[2]	1,000,000	1,008,660
Global Payments, Inc., Term Loan B, 1st Lien
LIBOR plus 3.50%	04/22/23	[2]	498,750	504,610
Laureate Education, Inc., Term Loan B, 1st Lien
LIBOR plus 8.00%	03/23/21	[2]	774,474	771,860
NEP/NCP Holdco, Term Loan B, 1st Lien
LIBOR plus 3.25%	01/22/20	[2]	1,237,389	1,235,329
PODS Enterprises LLC, Term Loan B, 1st Lien
LIBOR plus 3.50%	02/02/22	[2]	1,489,321	1,499,248
Prime Security Services Borrower LLC, Term Loan, 1st Lien
LIBOR plus 3.75%	05/02/22	[2]	748,125	756,482
Research Now Group, Inc., Term Loan B, 1st Lien
LIBOR plus 4.50%	03/18/21	[2,3]	738,750	723,975
SRS Distribution, Inc., Term Loan, 1st Lien
LIBOR plus 4.25%	08/25/22	[2]	496,250	501,833
St. George’s University LLC, Term Loan B, 1st Lien
LIBOR plus 5.25%	07/06/22	[2]	500,000	503,440
VGD Merger Sub LLC, Term Loan B, 1st Lien
LIBOR plus 4.00%	08/18/23	[2]	1,500,000	1,515,473
Wash Multifamily Laundry Systems LLC, Term Loan B, 1st Lien
LIBOR plus 3.25%	05/14/22	[2]	1,260,497	1,263,648
LIBOR plus 3.25%	05/14/22	[2]	220,750	221,302

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)

				$13,614,375

Transportation — 1.77%
Air Canada, Term Loan B, 1st Lien
0.75%	09/23/23	[2]	$1,000,000	1,003,500
American Airlines, Inc., Term Loan B-Exit, 1st Lien
LIBOR plus 2.50%	06/27/20	[2]	970,219	973,498
Delta Air Lines, Inc., Term Loan B1, 1st Lien
LIBOR plus 2.50%	10/18/18	[2]	494,859	498,763
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
LIBOR plus 4.25%	06/27/18	[2,3,4]	848,471	772,813

				3,248,574

Total Bank Loans (Cost $144,052,202)				143,722,664

CORPORATES — 8.90%*
Banking — 0.27%
Bank of America N.A. (BKNT)
1.15%	06/15/17	[2]	500,000	499,822

Communications — 1.94%
CSC Holdings LLC
6.75%	11/15/21		1,000,000	1,060,000
DISH DBS Corp.
4.25%	04/01/18		1,000,000	1,030,000
Sprint Communications, Inc.
9.00%	11/15/18	[5]	400,000	442,520
Verizon Communications, Inc.
2.61%	09/14/18	[2]	1,000,000	1,026,710

				3,559,230

Consumer Discretionary — 0.56%
Churchill Downs, Inc.
5.38%	12/15/21	[5]	1,000,000	1,040,000

Energy — 0.54%
Enbridge, Inc. (Canada)
1.30%	10/01/16	[2,4]	1,000,000	1,000,002

Finance — 2.50%
Chase Capital II, Series B
1.26%	02/01/27	[2]	500,000	445,000
Citigroup, Inc.
1.38%	08/25/36	[2]	1,800,000	1,333,549
General Electric Corp. (MTN)
1.30%	08/15/36	[2]	850,000	731,909
Goldman Sachs Group, Inc. (MTN) (The)
3.85%	07/08/24		980,000	1,042,728

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
JPMorgan Chase Capital XXI, Series U
1.71%	02/02/37	[2]	$1,000,000	$805,753
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[2]	300,000	230,250

				4,589,189

Health Care — 0.67%
Actavis Funding SCS (Luxembourg)
1.93%	03/12/18	[2,4]	700,000	705,673
LifePoint Health, Inc.
5.50%	12/01/21		500,000	523,125

				1,228,798

Industrials — 1.11%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.85%	12/15/19	[2,4,5]	1,000,000	1,016,300
4.07%	05/15/21	[2,4,5]	1,000,000	1,017,500

				2,033,800

Information Technology — 0.57%
IMS Health, Inc.
5.00%	10/15/26	[5]	1,000,000	1,045,000

Real Estate Investment Trust (REIT) — 0.29%
DuPont Fabros Technology LP
5.88%	09/15/21		500,000	525,625

Transportation — 0.45%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[5]	788,588	828,963

Total Corporates (Cost $16,080,009)				16,350,429

Total Bonds – 87.11% (Cost $160,132,211)				160,073,093

Issues	Maturity Date		Principal Amount/ Shares	Value

SHORT-TERM INVESTMENTS — 16.40%
Foreign Government Obligations — 2.96%
Japan Treasury Discount Bill, Series 636
(Japan)
0.00%[6]	01/10/17	[4]	550,000,000	5,437,100

Money Market Funds — 1.80%
JPMorgan U.S. Government Money Market Fund
0.33%[7]			3,319,000	3,319,000

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 132

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 3.81%
Fannie Mae
0.36%[6]	10/17/16	$3,000,000	$2,999,790
Federal Home Loan Bank
0.23%[6]	10/14/16	2,000,000	1,999,890
0.40%[6]	10/19/16	2,000,000	1,999,805

			6,999,485

U.S. Treasury Bills — 7.83%
U.S. Treasury Bills
0.19%[6]	01/05/17	7,700,000	7,694,672
0.26%[6]	10/20/16	500,000	499,969
0.28%[6]	10/27/16	2,000,000	1,999,747
0.36%[6]	01/19/17	400,000	399,676
0.45%[6]	02/23/17	3,800,000	3,794,881

			14,388,945

Total Short-Term Investments (Cost $30,120,965)			30,144,530

Total Investments – 103.51% (Cost $190,253,176)[1]			190,217,623

Liabilities in Excess of Other Assets – (3.51%)			(6,458,750)

Net Assets – 100.00%			$183,758,873

	Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 11/09/16 at 101.10 Counterparty: Citigroup Global Markets, Inc.
USD	$5,423,181	JPY 550,000,000	$(17,021)
Net unrealized (depreciation)			$(17,021)

Notes:

[1]	Cost for federal income tax purposes is $190,253,220 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,724,312
Gross unrealized (depreciation)	(1,759,909)

Net unrealized (depreciation)	$(35,597)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[3]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $13,472,031, which is 7.33% of total net assets.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Represents annualized yield at date of purchase.

[7]	Represents the current yield as of September 30, 2016.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(DIP): Defaulted interest payment

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2016

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 72.39%
ASSET-BACKED SECURITIES — 13.05%**
Bank of America Credit Card Trust, Series 2007-A11, Class A11
0.59%	12/15/19	[2]	$380,000	$379,885
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.90%	01/25/35	[2,3]	283,518	262,143
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.76%	12/25/36	[2,3]	866,856	753,842
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.77%	07/25/37	[2,3]	398,171	332,583
Chase Issuance Trust, Series 2012-A2, Class A2
0.79%	05/15/19	[2]	380,000	380,313
CIT Education Loan Trust, Series 2007-1, Class A
0.95%	03/25/42	[2,3]	1,235,937	1,149,682
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2
1.70%	01/23/20	[2]	310,000	314,343
Crystal River, Series 2005-1A, Class A (Cayman Islands)
1.20%	03/02/46	[2,3,4,5]	470,845	84,752
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,5]	420,000	421,108
Education Loan Asset-Backed Trust, Series 2013-1, Class A2
1.33%	04/26/32	[2,3]	645,000	617,127
EFS Volunteer LLC, Series 2010-1, Class A2
1.56%	10/25/35	[2,3]	800,000	776,852
GE Business Loan Trust, Series 2005-1A, Class A3
0.77%	06/15/33	[2,3]	353,905	330,036
GE Business Loan Trust, Series 2005-2A, Class A
0.76%	11/15/33	[2,3]	331,725	316,695
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[3,5]	238,917	231,286
Higher Education Funding, Series 2014-1, Class A
1.88%	05/25/34	[2,3]	454,562	437,834
Honda Auto Receivables Owner Trust, Series 2014-2, Class A3
0.77%	03/19/18		158,269	158,184
LEAF Receivables Funding 9 LLC, Series 2013-1, Class E2
6.00%	09/15/21	[3]	520,000	521,456
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.18%	04/18/26	[2,3,5]	200,000	200,205

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.18%	04/15/27	[2,3,5]	$420,000	$420,100
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.66%	06/26/28	[2]	232,949	229,435
Navient Student Loan Trust, Series 2016-2, Class A3
2.03%	06/25/65	[2,3]	400,000	412,489
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.48%	11/25/43	[2,3]	500,000	463,566
Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3
0.67%	08/15/18		122,905	122,603
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A2A
1.07%	05/15/19		315,000	314,960
Panthera Aviation, Series 2013-1
10.00%	01/25/22	2,4,†	338,214	287,484
Scholar Funding Trust, Series 2012-B, Class A2
1.62%	03/28/46	[2,3]	1,000,000	975,634
SLC Student Loan Trust, Series 2004-1, Class B
1.11%	08/15/31	[2]	260,487	223,928
SLC Student Loan Trust, Series 2005-2, Class B
1.13%	03/15/40	[2]	389,227	329,348
SLC Student Loan Trust, Series 2005-3, Class B
1.10%	06/15/40	[2]	209,933	175,915
SLC Student Loan Trust, Series 2006-2, Class B
1.08%	12/15/39	[2]	478,782	401,017
SLM Student Loan Trust, Series 2004-2, Class B
1.18%	07/25/39	[2]	479,902	415,163
SLM Student Loan Trust, Series 2005-4, Class B
0.89%	07/25/40	[2]	291,019	246,742
SLM Student Loan Trust, Series 2005-9, Class B
1.01%	01/25/41	[2]	352,681	300,865
SLM Student Loan Trust, Series 2006-2, Class A6
0.88%	01/25/41	[2]	1,200,000	1,091,115
SLM Student Loan Trust, Series 2007-6, Class B
1.56%	04/27/43	[2]	270,034	236,706
SLM Student Loan Trust, Series 2007-7, Class B
1.46%	10/25/28	[2]	215,000	173,382

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 134

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September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-8, Class B
1.71%	04/27/43	[2]	$312,317	$270,842
SLM Student Loan Trust, Series 2008-2, Class B
1.91%	01/25/29	[2]	340,000	296,732
SLM Student Loan Trust, Series 2008-3, Class B
1.91%	04/25/29	[2]	340,000	288,011
SLM Student Loan Trust, Series 2008-4, Class B
2.56%	04/25/29	[2]	340,000	315,420
SLM Student Loan Trust, Series 2008-5, Class B
2.56%	07/25/29	[2]	235,000	219,007
SLM Student Loan Trust, Series 2008-6, Class B
2.56%	07/25/29	[2]	340,000	317,517
SLM Student Loan Trust, Series 2008-7, Class B
2.56%	07/25/29	[2]	340,000	314,649
SLM Student Loan Trust, Series 2008-8, Class B
2.96%	10/25/29	[2]	340,000	326,356
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[3]	127,013	128,209
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	394,808	454,387
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[3]	398,115	495,527
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3
0.67%	12/15/17		102,105	102,053
Toyota Auto Receivables, Series 2016-C, Class A2A
1.00%	01/15/19		315,000	314,673

Total Asset-Backed Securities (Cost $18,903,744)				18,332,161

BANK LOANS — 0.16%*
Services — 0.16%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.72%	01/15/38	2,5,†	224,814	220,318

Total Bank Loans (Cost $226,751)

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 17.14%*
Banking — 1.82%
Bank of America Corp. (MTN)
5.00%	05/13/21		$1,090,000	$1,219,766
Royal Bank of Scotland PLC (United Kingdom)
6.40%	10/21/19	[5]	250,000	276,495
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[5]	400,000	403,939
Wells Fargo & Co.
3.00%	04/22/26		645,000	651,336

				2,551,536

Commercial Services — 0.05%
IHS Markit, Ltd. (Bermuda)
5.00%	11/01/22	[3,5]	60,000	63,786

Communications — 0.98%
Altice U.S. Finance I Corp.
5.38%	07/15/23	[3]	200,000	207,500
AT&T, Inc.
4.80%	06/15/44		350,000	369,369
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45	[3]	200,000	243,170
T-Mobile USA, Inc.
6.73%	04/28/22		200,000	211,000
Verizon Communications, Inc.
4.86%	08/21/46		150,000	166,227
5.15%	09/15/23		150,000	174,867

				1,372,133

Consumer Discretionary — 0.10%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		140,000	144,900

Electric — 0.93%
Puget Energy, Inc.
6.00%	09/01/21		250,000	289,262
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	517,613
Southwestern Electric Power Co., Series K
2.75%	10/01/26		500,000	500,369

				1,307,244

Energy — 0.95%
Boardwalk Pipelines LP
5.75%	09/15/19		500,000	536,259
Devon Energy Corp.
5.85%	12/15/25		87,000	98,081

See accompanying notes to Schedule of Portfolio Investments.

135 / Semi-Annual Report September 2016

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Enbridge Energy Partners LP
5.88%	12/15/16		$200,000	$201,858
Energy Transfer Partners LP
3.77%	11/01/66	[2]	300,000	204,000
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	300,000	299,674

				1,339,872

Finance — 5.62%
Chase Capital VI
1.38%	08/01/28	[2]	500,000	441,250
Citigroup, Inc.
1.38%	08/25/36	[2]	3,350,000	2,481,884
Ford Motor Credit Co. LLC
3.16%	08/04/20		275,000	283,985
General Electric Corp. (MTN)
1.30%	08/15/36	[2]	2,500,000	2,152,673
General Motors Financial Co., Inc.
3.00%	09/25/17		1,000,000	1,013,067
International Lease Finance Corp.
7.13%	09/01/18	[3]	500,000	546,563
JPMorgan Chase Capital XIII, Series M
1.79%	09/30/34	[2]	300,000	247,573
JPMorgan Chase Capital XXIII
1.82%	05/15/47	[2]	200,000	153,500
Morgan Stanley (GMTN)
7.30%	05/13/19		500,000	568,595

				7,889,090

Health Care — 1.66%
AbbVie, Inc.
3.20%	05/14/26		180,000	183,625
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	[5]	470,000	498,304
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[5]	100,000	106,909
Celgene Corp.
5.00%	08/15/45		320,000	359,034
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		125,000	126,100
5.13%	07/15/24		14,000	14,333
Gilead Sciences, Inc.
4.15%	03/01/47		355,000	363,779
HCA, Inc.
5.88%	03/15/22		275,000	303,875
Tenet Healthcare Corp.
4.35%	06/15/20	[2]	150,000	151,515

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc. (Canada)
6.13%	04/15/25	[3,5]	$265,000	$229,887

				2,337,361

Industrials — 0.11%
SBA Communications Corp.
4.88%	09/01/24	[3]	88,000	89,100
TransDigm, Inc.
6.38%	06/15/26	[3]	70,000	72,625

				161,725

Information Technology — 0.59%
Apple, Inc.
4.65%	02/23/46		300,000	344,527
First Data Corp.
5.00%	01/15/24	[3]	140,000	142,625
MSCI, Inc.
4.75%	08/01/26	[3]	65,000	66,463
Oracle Corp.
2.40%	09/15/23		225,000	226,436
SS&C Technologies Holdings, Inc.
5.88%	07/15/23		40,000	42,300

				822,351

Insurance — 0.97%
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	900,000	965,889
Nationwide Mutual Insurance Co.
3.14%	12/15/24	[2,3]	400,000	392,000

				1,357,889

Materials — 0.05%
Valvoline, Inc.
5.50%	07/15/24	[3]	70,000	73,325

Real Estate Investment Trust (REIT) — 1.14%
Education Realty Operating Partnership LP
4.60%	12/01/24		300,000	312,800
HCP, Inc.
3.88%	08/15/24		325,000	333,269
Highwoods Realty LP
7.50%	04/15/18		500,000	540,010
Welltower, Inc.
3.75%	03/15/23		400,000	420,639

				1,606,718

Transportation — 2.17%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		399,557	436,017

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 136

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Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		$1,590,791	$1,688,227
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		369,780	427,096
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.27%	11/15/16	[2]	500,000	498,200

				3,049,540

Total Corporates (Cost $22,780,796)				24,077,470

MORTGAGE-BACKED — 41.24%**
Commercial Mortgage-Backed — 2.08%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2014-520M, Class A
4.33%	08/15/46	[2,3]	110,000	127,246
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.31%	09/10/45	[2,3,4]	5,934,642	408,952
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		1,176	1,177
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[3]	167,469	172,149
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	110,000	118,415
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	3,259	3,257
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	1,091,867
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		355,360	355,102
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[3]	100,000	109,090
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.88%	06/15/49	[2]	245,844	245,809
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
1.99%	11/15/44	[2,3,4]	3,975,744	286,382

				2,919,446

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 33.87%
ACE Securities Corp., Series 2006-HE3, Class A2C
0.68%	06/25/36	[2]	$1,717,130	$1,129,962
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.76%	09/25/35	[2]	431,453	415,608
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
1.25%	04/25/35	[2]	690,541	685,985
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		189,725	191,610
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		648,984	609,855
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.69%	02/25/47	[2]	283,160	273,415
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[3]	163,468	167,628
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.19%	05/27/37	[2,3]	797,430	795,287
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.17%	11/27/37	[2,3]	1,458,726	1,426,485
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
1.09%	01/25/35	[2]	529,765	518,918
Bear Stearns ARM Trust, Series 2005-2, Class A1
2.92%	03/25/35	[2]	246,605	248,153
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.78%	06/25/36	[2]	1,987,879	1,952,123
Chase Funding Trust, Series 2007-A1, Class 8A1
3.02%	02/25/37	[2]	229,136	231,933
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
1.20%	05/25/35	[2]	853,995	859,165
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.68%	11/25/36	[2]	22,095	22,139
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.71%	03/25/37	[2]	1,025,918	1,020,371
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		332,110	355,777

See accompanying notes to Schedule of Portfolio Investments.

137 / Semi-Annual Report September 2016

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[2]	$1,281,015	$1,355,716
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	721,768	775,054
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	528,087	577,961
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	111,681	116,373
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[2]	418,368	448,294
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[2]	530,038	566,333
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30	[2]	262,459	282,694
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[2]	94,529	81,706
Credit Suisse Mortgage Trust, Series 2010-RR2, Class 1B
5.51%	04/15/47	[2,3]	325,000	327,509
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.72%	02/27/36	[2,3]	530,760	518,816
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.44%	02/25/37		1,394,771	1,039,653
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.44%	02/25/37		460,564	343,257
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.96%	03/25/37		1,236,080	700,816
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.40%	04/19/36	[2]	658,235	610,730
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		1,493	1,495
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	34,930	35,073
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	51,373	51,582

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.71%	01/25/47	[2]	$419,409	$411,288
GSAMP Trust, Series 2005-HE5, Class M1
0.95%	11/25/35	[2]	787,977	772,237
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
2.94%	05/25/47	[2]	873,331	771,532
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.73%	07/21/36	[2]	319,476	259,987
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
2.03%	11/20/36	[2]	675,285	677,593
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.73%	11/20/36	[2]	302,735	302,797
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		511,061	470,237
Impac CMB Trust, Series 2004-4, Class 1A2
1.14%	09/25/34	[2]	663,501	609,026
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
2.98%	12/25/35	[2]	612,908	544,093
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.72%	04/25/37	[2]	2,642,440	1,848,673
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		323,447	328,201
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		136,161	138,597
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		116,033	120,239
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[2]	279,678	292,360
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		18,462	18,482
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	182,780	182,135
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP)
4.59%	03/25/47		1,089,203	776,061

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 138

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		$492,990	$479,008
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		279,730	283,598
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	294,602	308,885
Lehman XS Trust, Series 2006-13, Class 1A2
0.70%	09/25/36	[2]	697,527	633,094
Lehman XS Trust, Series 2006-9, Class A1B
0.69%	05/25/46	[2]	656,895	570,376
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.81%	05/25/37	[2]	1,810,500	1,138,020
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.86%	04/25/37	[2,4]	1,696,107	213,279
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
0.64%	12/25/37	[2]	961,807	599,941
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
0.74%	01/25/38	[2]	2,706,729	1,832,990
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.62%	03/25/37	[2]	981,317	577,091
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
1.69%	08/25/35	[2]	709,726	671,477
Mid-State Trust VI, Series 2006, Class A3
7.54%	07/01/35		296,599	314,185
Mid-State Trust VI, Series 2006, Class A4
7.79%	07/01/35		24,167	25,621
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		12,290	13,269
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		851,401	976,279
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		588,835	628,912
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		237,854	256,695
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.56%	09/25/34	[2]	584,888	569,258
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[2]	2,700,171	1,344,086

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[2]	$438,580	$450,347
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		168,319	169,789
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		35,901	36,875
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		580,329	614,044
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[2]	1,080,953	915,667
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[2]	539,768	567,810
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[2]	497,757	524,527
Park Place Securities, Inc., Series 2005-WCH1, Class M2
1.31%	01/25/36	[2]	178,621	178,266
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.40%	03/25/35	[2]	912,926	640,943
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.85%	01/25/36	[2]	326,706	325,389
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.77%	12/25/36	[2,3]	1,876,058	1,170,752
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.68%	09/25/37	[2]	689,782	420,391
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.98%	09/25/34	[2]	737,514	728,058
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
1.19%	05/25/35	[2]	617,397	617,705
Terwin Mortgage Trust, Series 2004-7HE, Class A1
1.08%	07/25/34	[2,3]	98,925	95,796
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,4]	585	57
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[2]	11,932	11,893

See accompanying notes to Schedule of Portfolio Investments.

139 / Semi-Annual Report September 2016

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[2]	$152,457	$155,295
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
0.82%	07/25/45	[2]	137,188	131,274
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.85%	03/25/37	[2]	1,500,000	1,131,035

				47,582,991

U.S. Agency Mortgage-Backed — 5.29%
Fannie Mae Pool 467225
3.63%	01/01/18		910,000	928,286
Fannie Mae Pool FN0003
4.28%	01/01/21		366,172	402,120
Fannie Mae REMICS, Series 1993-80, Class S
10.24%	05/25/23	[2]	3,491	4,029
Fannie Mae REMICS, Series 2000-45, Class SA (IO)
7.42%	12/18/30	[2]	549,385	92,656
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	822	1,051
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[2]	9,509	12,293
Fannie Mae REMICS, Series 2003-64, Class KS
8.96%	07/25/18	[2]	72,331	74,937
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.57%	10/25/25	[2]	2,164,470	279,717
Fannie Mae REMICS, Series 2006-125, Class SM (IO)
6.67%	01/25/37	[2]	1,843,811	369,116
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.52%	11/25/36	[2]	2,081,216	375,838
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.89%	05/25/40	[2]	1,833,687	346,133
Fannie Mae-Aces, Series 2011-M5, Class X
1.36%	07/25/21	[2]	5,557,770	266,158
Fannie Mae-Aces, Series 2013-M12, Class X1 (IO)
0.18%	10/25/17	[2]	92,928,469	13,786

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.62%	02/25/18	[2]	$10,871,906	$173,923
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.26%	01/25/19	[2]	6,080,838	284,481
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		391,299	401,576
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.24%	01/25/20	[2]	3,609,768	110,893
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	17,564
Freddie Mac REMICS, Series 1673, Class SD
16.03%	02/15/24	[2]	170,806	217,953
Freddie Mac REMICS, Series 1760, Class ZD
1.06%	02/15/24	[2]	367,105	360,099
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		7,984	415
Freddie Mac REMICS, Series 2990, Class ND
15.56%	12/15/34	[2]	127,328	148,015
Freddie Mac REMICS, Series 3242, Class SA (IO)
5.83%	11/15/36	[2]	5,998,760	1,098,837
Freddie Mac REMICS, Series 3247, Class SI (IO)
0.15%	08/15/36	[2]	23,365,472	146,534
Freddie Mac REMICS, Series 3260, Class AS (IO)
5.86%	01/15/37	[2]	3,664,040	610,331
Freddie Mac REMICS, Series 3289, Class SD (IO)
5.60%	03/15/37	[2]	1,289,605	173,847
Ginnie Mae, Series 2001-31, Class SJ
26.14%	02/20/31	[2]	25,400	43,743
Ginnie Mae, Series 2004-8, Class SE
13.25%	11/26/23	[2]	98,375	119,680
Ginnie Mae, Series 2009-114, Class IO (IO)
0.01%	10/16/49	[2]	13,681,333	147,544

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 140

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2014-125, Class IO (IO)
1.01%	11/16/54	[2]	$2,714,078	$209,389

				7,430,944

Total Mortgage-Backed (Cost $56,002,750)				57,933,381

U.S. AGENCY SECURITIES — 0.80%
U.S. Agency Securities — 0.80%
Federal Farm Credit Bank
0.56%	04/26/17	[2]	1,120,000	1,120,870

Total U.S. Agency Securities (Cost $1,119,984)

Total Bonds – 72.39% (Cost $99,034,025)				101,684,200

Issues			Shares	Value
COMMON STOCK — 0.56%
Energy — 0.02%
Mach Gen LLC, Escrow Holding[4,6]			11,293	29,644

Real Estate Investment Trust (REIT) — 0.54%
AGNC Investment Corp.			38,899	760,086

Total Common Stock (Cost $930,689)				789,730

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 26.90%
Foreign Government Obligations — 3.80%
Japan Treasury Discount Bill, Series 626 (Japan)
0.00%[7]	11/14/16	[5]	$260,000,000	2,568,186
Japan Treasury Discount Bill, Series 632 (Japan)
0.00%[7]	12/12/16	[5]	180,000,000	1,778,579
Japan Treasury Discount Bill, Series 636 (Japan)
0.00%[7]	01/10/17	[5]	100,000,000	988,564

				5,335,329

Money Market Funds — 0.08%
JPMorgan U.S. Government Money Market Fund

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
0.33%[8]			$114,000	$114,000

U.S. Agency Discount Notes — 0.43%
Federal Home Loan Bank
0.23%[7]	10/14/16		600,000	599,967

U.S. Treasury Bills — 22.59%
U.S. Treasury Bills
0.19%[7]	01/05/17		1,000,000	999,308
0.26%[7]	10/20/16		7,700,000	7,699,527
0.28%[7]	11/17/16		17,000,000	16,996,634
0.28%[7]	10/27/16		1,500,000	1,499,810
0.31%[7]	12/08/16	[9]	40,000	39,987
0.36%[7]	01/19/17		1,400,000	1,398,866
0.45%[7]	02/23/17		3,100,000	3,095,824

				31,729,956

Total Short-Term Investments (Cost $37,763,450)				37,779,252

Total Investments – 99.85% (Cost $137,728,164)[1]				140,253,182

Cash and Other Assets, Less Liabilities – 0.15%				207,413

Net Assets – 100.00%				$140,460,595

	Currency Purchased	Currency Sold	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 11/14/16 at 101.22 Counterparty: JPMorgan Securities LLC
USD	$2,577,383	JPY 260,000,000	$ 8,686
Forward currency contract to sell Japanese Yen on 12/12/16 at 100.94 Counterparty: JPMorgan Securities LLC
USD	$1,775,813	JPY 180,000,000	(7,366)
Forward currency contract to sell Japanese Yen on 01/10/17 at 100.78 Counterparty: Bank of America
USD	$989,516	JPY 100,000,000	(2,704)
Net unrealized (depreciation)			$(1,384)

See accompanying notes to Schedule of Portfolio Investments.

141 / Semi-Annual Report September 2016

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
3	U.S. Treasury Five Year Note Expiration December 2016	$ 322
11	U.S. Treasury Ten Year Note Expiration December 2016	(101)
2	U.S. Treasury Ultra Bond Expiration December 2016	(9,255)
	Net unrealized (depreciation)	$(9,034)

Notes:

[1]	Cost for federal income tax purposes is $137,728,633 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$6,290,034
Gross unrealized (depreciation)	(3,765,485)

Net unrealized appreciation	$2,524,549

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $1,310,550, which is 0.93% of total net assets.

[5]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[6]	Non-income producing security.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of September 30, 2016.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $34,988.

†	Fair valued security. The aggregate value of fair valued securities is $962,189, which is 0.69% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 142

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 67.48%
ASSET-BACKED SECURITIES — 9.72%**
Access Group, Inc., Series 2005-2, Class A3
0.99%	11/22/24	[2]	$16,770	$16,636
Access Group, Inc., Series 2015-1, Class A
1.23%	07/25/56	[2,3]	31,690	31,031
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19		20,000	20,248
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.90%	01/25/35	[2,3]	24,654	22,795
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
2.03%	02/25/35	[2]	15,000	14,653
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.71%	10/27/36	[2]	15,000	14,161
College Loan Corp. Trust, Series 2007-1, Class A3
0.81%	04/25/29	[2]	17,004	16,639
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
1.06%	09/28/26	[2]	2,670	2,664
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.36%	04/25/35	[2]	7,004	6,909
Educational Funding of the South, Inc., Series 2012-1, Class A
1.57%	03/25/36	[2]	8,766	8,655
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.90%	05/25/23	[2,3]	3,107	3,090
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.11%	06/25/41	[2,3]	28,860	27,445
North Carolina State Education Authority, Series 2011-1, Class A3
1.61%	10/25/41	[2]	15,000	14,708
Northstar Education Finance, Inc., Series 2007-1, Class A2
1.49%	01/29/46	[2]	10,000	9,222
Scholar Funding Trust, Series 2011-A, Class A
1.64%	10/28/43	[2,3]	6,147	5,936
SLM Student Loan Trust, Series 2003-11, Class A5
0.90%	12/15/22	[2,3]	12,351	12,293
SLM Student Loan Trust, Series 2004-10, Class A5B
1.11%	04/25/23	[2,3]	4,769	4,769
SLM Student Loan Trust, Series 2004-5A, Class A5
1.31%	10/25/23	[2,3]	7,178	7,152

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-7, Class A5
0.88%	01/27/20	[2]	$6,363	$6,360
SLM Student Loan Trust, Series 2005-10, Class A4
0.82%	10/25/19	[2]	2,874	2,869
SLM Student Loan Trust, Series 2011-2, Class A1
1.13%	11/25/27	[2]	20,110	20,097
SLM Student Loan Trust, Series 2012-1, Class A2
0.98%	11/25/20	[2]	3,748	3,746
SLM Student Loan Trust, Series 2013-3, Class A2
0.83%	05/26/20	[2]	9,285	9,273
SLM Student Loan Trust, Series 2013-4, Class A
1.08%	06/25/27	[2]	12,538	12,114
SLM Student Loan Trust, Series 2013-6, Class A2
1.03%	02/25/21	[2]	8,177	8,168

Total Asset-Backed Securities (Cost $303,372)				301,633

CORPORATES — 24.68%*
Banking — 3.44%
Bank of America N.A. (BKNT)
6.10%	06/15/17		35,000	36,144
Capital One N.A.
2.40%	09/05/19		15,000	15,244
Citigroup, Inc.
1.80%	02/05/18		10,000	10,029
Discover Bank
2.00%	02/21/18		25,000	25,103
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	5,000	5,346
Santander UK PLC (United Kingdom)
1.65%	09/29/17	[4]	15,000	15,013

				106,879

Consumer Discretionary — 0.32%
Pernod Ricard SA (France)
2.95%	01/15/17	[3,4]	10,000	10,042

Electric — 2.40%
Jersey Central Power & Light Co.
5.65%	06/01/17		25,000	25,683
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	16,502
W3A Funding Corp.
8.09%	01/02/17		32,144	32,146

				74,331

See accompanying notes to Schedule of Portfolio Investments.

143 / Semi-Annual Report September 2016

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 0.33%
Energy Transfer Partners LP
6.13%	02/15/17		$10,000	$10,156

Finance — 7.03%
Chase Capital II, Series B
1.26%	02/01/27	[2]	80,000	71,200
General Electric Corp. (MTN)
1.16%	05/05/26	[2]	30,000	29,672
1.30%	08/15/36	[2]	75,000	64,580
General Motors Financial Co., Inc.
4.75%	08/15/17		10,000	10,273
Goldman Sachs Group, Inc. (The)
6.15%	04/01/18		15,000	15,982
Morgan Stanley (MTN)
5.95%	12/28/17		25,000	26,331

				218,038

Health Care — 2.73%
AbbVie, Inc.
1.75%	05/06/16		10,000	10,033
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	[4]	10,000	10,107
Anthem, Inc.
1.88%	01/15/18		15,000	15,081
Baxalta, Inc.
2.00%	06/22/18		10,000	10,043
Express Scripts Holding Co.
1.25%	06/02/17		10,000	10,005
Providence Health & Services Obligated Group
1.80%	10/01/17	[2]	25,000	25,059
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	5,000	4,344

				84,672

Real Estate Investment Trust (REIT) — 6.65%
Boston Properties LP
5.63%	11/15/20		15,000	17,066
Camden Property Trust
5.70%	05/15/17		10,000	10,248
DDR Corp.
7.50%	04/01/17		15,000	15,442
Duke Realty LP
6.50%	01/15/18		10,000	10,639
HCP, Inc.
6.00%	01/30/17		30,000	30,432
Highwoods Realty LP
5.85%	03/15/17		25,000	25,452

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp. (MTN)
4.30%	02/01/18		$15,000	$15,455
Liberty Property LP
6.63%	10/01/17		10,000	10,468
Post Apartment Homes LP
4.75%	10/15/17		15,000	15,480
Realty Income Corp.
2.00%	01/31/18		10,000	10,067
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		15,000	15,095
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[3]	15,000	15,386
Welltower, Inc.
2.25%	03/15/18		15,000	15,136

				206,366

Retail — 0.49%
Walgreens Boots Alliance, Inc.
1.75%	05/30/18		15,000	15,083

Transportation — 1.29%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		22,752	23,136
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		16,815	16,941

				40,077

Total Corporates (Cost $740,401)				765,644

MORTGAGE-BACKED — 28.89%**
Commercial Mortgage-Backed — 5.10%
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2006-6, Class A4
5.36%	10/10/45		4,420	4,417
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2007-3, Class A5
5.38%	06/10/49		10,000	10,188
Commercial Mortgage Trust, Series 2010-C1, Class A2
3.83%	07/10/46	[3]	11,090	11,350
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	3,696	3,725
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[3]	6,997	7,068

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 144

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		$9,933	$9,932
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[3]	11,875	12,132
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	2,037	2,036
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCL
0.79%	09/15/39	[2,3,5]	1,911,847	1,439
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43%	02/15/40		12,321	12,424
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		21,058	21,043
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5
5.34%	12/15/43		10,000	10,065
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		32,399	32,696
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.89%	06/15/49	[2]	15,000	15,249
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB
5.89%	06/15/49	[2]	4,453	4,449

				158,213

Non-Agency Mortgage-Backed — 11.23%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2005-HE6, Class M2
1.29%	07/25/35	[2]	7,106	7,129
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.26%	02/25/33	[2]	3,536	3,484
BCAP LLC Trust, Series 2011-RR3, Class 1A5
3.19%	05/27/37	[2,3]	21,469	21,412
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		14,666	14,715
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.61%	08/25/35	[2]	34,050	21,726

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.83%	05/25/35	[2]	$30,538	$24,540
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	1,233	1,261
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		17,632	17,814
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.54%	11/25/33	[2]	20,857	20,050
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.90%	07/19/44	[2]	7,140	6,934
GSAMP Trust, Series 2005-HE4, Class M1
0.98%	07/25/45	[2]	2,265	2,269
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
3.23%	07/19/35	[2]	22,537	19,639
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.39%	08/25/34	[2]	11,919	10,234
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
0.71%	02/25/37	[2]	20,195	20,022
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
0.98%	06/25/35	[2]	12,958	12,951
Morgan Stanley Capital I Trust, Series 2005-HE6, Class A2C
0.85%	11/25/35	[2]	4,454	4,463
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
1.28%	03/25/35	[2]	2,443	2,446
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		4,073	4,094
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,373
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	4,573,601	64,078
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.91%	06/25/42	[2]	6,792	6,563

See accompanying notes to Schedule of Portfolio Investments.

145 / Semi-Annual Report September 2016

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
2.88%	09/25/33	[2]	$51,058	$51,378
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class AI
2.93%	07/25/34	[2]	9,787	9,726

				348,301

U.S. Agency Mortgage-Backed — 12.56%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
0.85%	04/25/20	[2]	4,663	4,654
Fannie Mae Pool 467572
3.80%	04/01/18		18,305	18,811
Fannie Mae Pool 646884
2.29%	05/01/32	[2]	48,888	50,124
Fannie Mae Pool 802665
2.61%	12/01/34	[2]	3,364	3,443
Fannie Mae Pool AL0851
6.00%	10/01/40		7,579	8,701
Fannie Mae REMICS, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	68,316	10,531
Fannie Mae REMICS, Series 2003-11, Class FA
1.53%	09/25/32	[2]	13,806	14,117
Fannie Mae REMICS, Series 2008-47, Class PF
1.03%	06/25/38	[2]	5,335	5,356
Fannie Mae REMICS, Series 2010-109, Class PF
0.93%	10/25/40	[2]	12,547	12,577
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		840	917
Fannie Mae-Aces, Series 2006-M2, Class A2F
5.26%	05/25/20	[2]	9,207	9,354
Fannie Mae-Aces, Series 2013-M14, Class FA
0.88%	08/25/18	[2]	20,803	20,825
Fannie Mae-Aces, Series 2014-M2, Class ASV2
2.78%	06/25/21	[2]	24,663	25,881
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.15%	07/25/20	[2]	6,626	6,653
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
0.87%	09/25/21	[2]	26,558	26,538

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
0.91%	07/25/22	[2]	$22,368	$22,364
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KIR1, Class A1
2.45%	03/25/26		19,469	20,140
Freddie Mac REMICS, Series 2591, Class EF
1.02%	03/15/32	[2]	5,218	5,218
Freddie Mac REMICS, Series 2684, Class F
1.42%	01/15/33	[2]	13,595	13,872
Freddie Mac REMICS, Series 3501, Class JA
4.00%	04/15/37		8,198	8,273
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		49,092	50,370
Freddie Mac Strips, Series 263, Class F5 1.02%	06/15/42	[2]	38,616	38,541
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		595	603
Ginnie Mae, Series 2011-142, Class A
2.34%	10/16/40		11,669	11,757

				389,620

Total Mortgage-Backed (Cost $938,273)				896,134

U.S. TREASURY SECURITIES — 4.19%
U.S. Treasury Notes — 4.19%
U.S. Treasury Notes
0.63%	08/31/17		130,000	129,965

Total U.S. Treasury Securities (Cost $129,833)
Total Bonds – 67.48% (Cost $2,111,879)				2,093,376

Issues			Shares	Value
MUTUAL FUNDS — 1.48%
Mutual Funds — 1.48%
SPDR S&P500 ETF Trust			213	46,072

Total Mutual Funds (Cost $45,956)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2016 / 146

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2016 (Unaudited)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 27.96%
Money Market Funds — 0.90%
JPMorgan U.S. Government Money Market Fund
0.33%[6]			$28,000	$28,000

U.S. Treasury Bills — 27.06%
U.S. Treasury Bills
0.19%[7]	01/05/17		20,000	19,986
0.25%[7]	12/15/16		270,000	269,908
0.31%[7]	12/08/16	[8]	130,000	129,958
0.45%[7]	02/23/17		420,000	419,434

				839,286

Total Short-Term Investments (Cost $867,003)				867,286

Total Investments – 96.92% (Cost $3,024,838)[1]				3,006,734

Cash and Other Assets, Less Liabilities – 3.08%				95,676

Net Assets – 100.00%				$3,102,410

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
28	S&P 500 E Mini Index,
	Expiration December 2016	$(21,811)

	Net unrealized (depreciation)	$(21,811)

Notes:

[1]	Cost for federal income tax purposes is $3,026,289 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$39,361
Gross unrealized (depreciation)	(58,916)

Net unrealized (depreciation)	$(19,555)

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2016.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $65,517, which is 2.11% of total net assets.

[6]	Represents the current yield as of September 30, 2016.

[7]	Represents annualized yield at date of purchase.

[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $129,957.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(MTN): Medium-term note

(S&P): Standard and Poors

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

147 / Semi-Annual Report September 2016

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $143,141,162, $3,217,184,152, $1,317,024,842, $87,432,514,529, $960,143,706, $2,475,014,740, $190,253,176, $137,728,164, and $3,024,838, respectively) (Note 2)	$143,336,390	$3,229,764,858
Cash and cash equivalents (Note 2)	67,119	1,418,203
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	5,679	151,011
Dividends and interest receivable	301,668	8,116,340
Due from Adviser (Note 6)	23,781	—
Receivable for securities sold	987,693	43,772,779
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $44,967, $0, $0, $85,437, and $0, respectively) (Note 3)	—	—
Receivable for capital stock sold	115,678	16,289,236
Receivable for daily variation margin on futures contracts (Note 3)	—	—
Other assets	22,788	67,058

Total assets	144,860,796	3,299,579,485

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	16,618	1,944,797
Unrealized depreciation on swap contracts	—	—
Options written, at value (Premiums received $0, $540,000, $0, $8,941,000, $0, $0, $0, $0, and $0, respectively) (Note 3)	—	20,829
Payable for securities purchased	989,354	42,798,479
Payable for capital stock redeemed	101,037	4,856,410
Payable for daily variation margin on futures contracts (Note 3)	—	123,844
Line of credit commitment fee payable	67	1,600
Distributions payable	29,805	459,656
Administrative fees payable	32,587	88,970
Advisory fees payable (Note 6)	31,629	853,767
Audit fees payable	19,747	28,244
Transfer agent fees payable	50,923	1,246,794
Accrued trustees fees and expenses	314	7,044
Accrued distribution (12b-1) and service fees payable	9,770	236,251
Accrued other expenses	8,321	81,187

Total liabilities	1,290,172	52,747,872

Net assets	$143,570,624	$3,246,831,613

Class M Shares:
Net assets (Applicable to 16,186,114, 159,265,315, 14,572,508, 1,512,491,941, 41,370,614, 67,700,450, 992,256, 8,795,921, and 394,153, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$69,220,293	$1,394,074,628

Net asset value, offering and redemption price per Class M share	$4.28	$8.75

Class I Shares:
Net assets (Applicable to 17,362,048, 210,680,116, 105,998,826, 4,671,799,362, 57,132,616, 139,616,841, 17,363,325, 8,593,446, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$74,350,331	$1,844,757,167

Net asset value, offering and redemption price per Class I share	$4.28	$8.76

Administrative Class:
Net assets (Applicable to 0, 707,579, 0, 58,701,672, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$7,999,818

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.31

Plan Class:
Net assets (Applicable to 0, 0, 0, 1,207,899,844, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$190,445,140	$3,450,722,344
Undistributed (distributions in excess of) net investment income	(2,941)	742,879
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options written and swap contracts	(47,054,479)	(215,920,591)
Net unrealized appreciation/(depreciation) on investments	195,228	11,145,321
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, options written and swap contracts	(12,324)	141,660

Net assets	$143,570,624	$3,246,831,613

1 Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

149 / Semi-Annual Report September 2016

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2016 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$1,331,812,147	$88,770,693,844	$901,719,540	$2,484,946,937	$190,217,623	$140,253,182	$3,006,734
658,384	96,213,938	4,195,036	1,109,894	528,318	38,010	22,213
—	19,121,756	—	—	—	—	—
—	—	350,982	—	—	—	—
37,080	1,854,893	—	111,588	—	8,686	—
4,112,913	276,959,324	10,674,114	11,025,970	496,377	557,286	11,852
—	—	20,760	—	4,062	—	13,932
57,285,863	1,924,564,289	38,744,941	17,164,186	8,954,691	1,600,269	106,893
—	—	—	—	—	—	—
1,634,026	484,914,652	309,979	6,402,728	109,658	135,153	1,712
—	200,000	—	1,086,187	—	9,586	16,800
38,004	436,841	62,892	85,676	47,852	25,038	12,386

1,395,578,417	91,574,959,537	956,078,244	2,521,933,166	200,358,581	142,627,210	3,192,522

750,271	50,719,161	—	865,321	17,021	10,070	—
—	78,475,796	359,972	—	—	—	—
—	9,375,000	—	—	—	—	—
102,138,210	9,849,848,732	23,175,566	42,254,249	16,399,723	1,401,137	41,885
2,998,925	148,175,066	2,312,692	4,807,124	18,707	406,031	2,847
149,016	11,353,063	—	83,320	—	—	—
482	16,321	528	870	27	79	—
163,445	20,327,271	405,374	1,731,598	34,151	21,601	491
60,893	827,102	34,694	92,627	25,657	37,667	17,961
401,354	24,756,832	441,041	1,434,318	85,862	197,361	1,842
24,049	89,340	17,657	—	—	19,764	18,976
340,288	20,582,244	387,457	562,417	8,601	48,061	2,564
2,683	157,876	2,235	4,780	323	245	6
30,277	3,289,036	102,316	176,002	1,962	15,584	—
32,912	2,362,643	84,805	76,787	7,674	9,015	3,540

107,092,805	10,220,355,483	27,324,337	52,089,413	16,599,708	2,166,615	90,112

$1,288,485,612	$81,354,604,054	$928,753,907	$2,469,843,753	$183,758,873	$140,460,595	$3,102,410

$155,772,882	$16,674,379,475	$390,137,864	$806,971,848	$9,938,429	$71,073,961	$3,102,410

$10.69	$11.02	$9.43	$11.92	$10.02	$8.08	$7.87

$1,132,712,730	$51,491,737,881	$538,616,043	$1,662,871,905	$173,820,444	$69,386,634	N/A

$10.69	$11.02	$9.43	$11.91	$10.01	$8.07	N/A

N/A	$647,510,279	N/A	N/A	N/A	N/A	N/A

N/A	$11.03	N/A	N/A	N/A	N/A	N/A

N/A	$12,540,976,419	N/A	N/A	N/A	N/A	N/A

N/A	$10.38	N/A	N/A	N/A	N/A	N/A

$1,262,440,335	$79,086,610,265	$1,049,099,924	$2,458,889,594	$185,194,639	$246,677,397	$94,869,372
499,575	22,198,866	2,427,796	1,934,326	1,566	511,607	11,608
11,563,370	1,031,723,669	(63,944,708)	(1,082,001)	(1,383,213)	(109,156,188)	(91,738,654)
14,095,264	1,338,179,315	(58,469,133)	9,932,197	(35,553)	2,439,581	(18,105)
(112,932)	(124,108,061)	(359,972)	169,637	(18,566)	(11,802)	(21,811)

$1,288,485,612	$81,354,604,054	$928,753,907	$2,469,843,753	$183,758,873	$140,460,595	$3,102,410

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 150

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
Investment Income:
Interest	$1,038,507	$30,866,000
Dividends	3,312	43,159

Total investment income	1,041,819	30,909,159

Expenses:
Investment advisory fees (Note 6)	186,866	5,077,219
Administration fees	56,431	173,003
Commitment fee	415	9,622
Custodian fees	12,830	74,322
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	58,828	1,393,361
Administrative Class	—	15,391
Insurance expense	959	22,201
Miscellaneous expenses	2,580	12,401
Professional fees	20,425	32,575
Registration and filing fees	36,619	72,041
Reports to shareholders	5,534	78,428
Transfer agent fees	65,387	1,169,331
Trustees’ fees and expenses	701	15,813
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	447,575	8,145,708
Expenses waived and reimbursed (Note 6)	(134,609)	—

Net expenses	312,966	8,145,708

Net investment income	728,853	22,763,451

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	57,229	1,948,744
Futures contracts	—	(12,942)
Foreign currency transactions	19,807	647,928
Options and swaptions written	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments	17,461	8,041,000
Futures contracts	—	41,363
Foreign currency transactions	(12,324)	(222,353)
Options and swaptions written	—	33,149
Swap contracts	—	—

Net change in realized and unrealized gain on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	82,173	10,476,889

Net Increase in Net Assets from Operations	$811,026	$33,240,340

1 Consolidated Statement of Operations.

See accompanying notes to financial statements.

151 / Semi-Annual Report September 2016

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2016 (Unaudited)

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$12,976,401	$938,492,142	$24,390,333	$38,299,407	$3,529,920	$3,417,687	$49,991
38,937	1,374,034	19,848	566,511	4,101	47,855	576

13,015,338	939,866,176	24,410,181	38,865,918	3,534,021	3,465,542	50,567

2,288,225	138,760,619	2,645,114	7,739,528	459,346	804,944	9,881
107,729	2,093,199	79,232	159,990	55,854	60,475	29,860
3,619	208,519	2,875	6,498	422	338	—
37,808	1,313,759	23,951	64,231	8,560	10,783	7,427

188,018	17,984,413	614,547	1,029,548	10,294	80,396	—
—	675,739	—	—	—	—	—
7,747	422,090	8,917	13,713	1,073	1,001	60
5,690	195,567	19,591	9,262	3,231	2,532	1,927
25,902	169,450	30,155	29,905	19,694	20,488	21,289
48,153	1,421,155	48,553	76,070	34,012	28,973	13,479
25,217	1,952,241	81,534	76,072	2,234	7,007	704
333,270	19,517,164	384,490	594,154	23,796	60,342	9,926
6,037	355,514	4,957	10,555	730	556	13
21,301	—	—	116,911	—	—	—

3,098,716	185,069,429	3,943,916	9,926,437	619,246	1,077,835	94,566
—	—	(134,967)	—	(26,388)	—	(81,635)

3,098,716	185,069,429	3,808,949	9,926,437	592,858	1,077,835	12,931

9,916,622	754,796,747	20,601,232	28,939,481	2,941,163	2,387,707	37,636

7,540,507	716,584,182	5,374,684	8,433,047	34,992	200,959	84,529
517,445	40,523,274	—	(4,191,026)	—	(34,966)	274,776
286,983	17,635,631	—	455,243	20,120	10,081	—
—	2,465,722	—	—	—	—	—
—	(3,281,582)	(166,119)	—	—	—	—

5,127,467	631,986,125	34,079,386	34,329,851	3,463,626	1,104,001	(1,293)
(245,440)	(8,629,129)	—	561,659	—	(12,101)	(109,385)
(177,071)	(16,544,365)	—	(767,789)	(18,566)	(2,768)	—
—	(612,657)	—	—	—	—	—
—	(22,363,451)	(1,605,286)	—	—	—	—

13,049,891	1,357,763,750	37,682,665	38,820,985	3,500,172	1,265,206	248,627

$22,966,513	$2,112,560,497	$58,283,897	$67,760,466	$6,441,335	$3,652,913	$286,263

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 152

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
Operations:
Net investment income	$728,853	$1,151,142
Net realized gain/(loss) on investments	57,229	(58,152)
Net realized gain on futures contracts, options written, swap contracts and swaptions written	19,807	—
Net change in unrealized appreciation/(depreciation) on investments	17,461	(630,606)
Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap contracts and swaptions written	(12,324)	—

Net increase in net assets resulting from operations	811,026	462,384

Distributions to Shareholders from:
Net investment income:
Class M	(325,074)	(485,613)
Class I	(397,131)	(629,584)
Administrative Class	—	—
Plan Class	—	—
Net realized gains:
Class M	—	—
Class I	—	—
Administrative Class	—	—
Plan Class	—	—

Net decrease in net assets resulting from distributions	(722,205)	(1,115,197)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	8,076,018	44,670,332
Shares issued in reinvestment of distributions	295,268	455,136
Cost of shares redeemed	(17,410,369)	(36,459,609)

Total Class M capital share transactions	(9,039,083)	8,665,859

Class I:
Proceeds from sale of shares	8,409,415	46,002,893
Shares issued in reinvestment of distributions	312,878	469,237
Cost of shares redeemed	(9,164,121)	(51,920,127)

Total Class I capital share transactions	(441,828)	(5,447,997)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(9,480,911)	3,217,862

Net increase/(decrease) in net assets	(9,392,090)	2,565,049
Net assets at beginning of period	152,962,714	150,397,665

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $(2,941), $(9,589), $742,879, $570,209, $499,575, $491,490, $22,198,866 and $15,261,709, respectively)	$143,570,624	$152,962,714

See accompanying notes to financial statements.

153 / Semi-Annual Report September 2016

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

$22,763,451	$44,492,254	$9,916,622	$17,315,436	$754,796,747	$1,242,966,321
1,948,744	(8,673,826)	7,540,507	2,551,638	716,584,182	600,389,830
634,986	1,609,915	804,428	1,319,717	57,343,045	75,029,995
8,041,000	(24,204,848)	5,127,467	(5,641,259)	631,986,125	(923,916,085)

(147,841)	(1,467,943)	(422,511)	(237,796)	(48,149,602)	(58,729,015)

33,240,340	11,755,552	22,966,513	15,307,736	2,112,560,497	935,741,046

(8,815,582)	(18,221,036)	(1,152,547)	(2,078,019)	(144,919,254)	(263,951,635)
(13,731,951)	(24,870,489)	(8,755,990)	(15,116,839)	(482,006,667)	(793,343,467)
(43,248)	(50,287)	—	—	(2,639,296)	(4,694,025)
—	—	—	—	(118,294,373)	(168,176,118)

—	—	—	(921,629)	—	(176,445,051)
—	—	—	(5,349,075)	—	(474,264,225)
—	—	—	—	—	(3,857,271)
—	—	—	—	—	(112,018,189)

(22,590,781)	(43,141,812)	(9,908,537)	(23,465,562)	(747,859,590)	(1,996,749,981)

96,380,967	372,722,701	25,588,651	87,406,099	2,226,532,713	4,725,265,517
8,502,928	17,716,234	1,099,154	2,915,041	139,673,765	430,224,404
(207,831,799)	(632,191,782)	(71,595,141)	(53,374,917)	(2,475,445,728)	(4,944,860,564)

(102,947,904)	(241,752,847)	(44,907,336)	36,946,223	(109,239,250)	210,629,357

327,598,979	859,389,523	143,352,766	254,895,544	10,338,917,188	17,361,334,166
12,040,200	21,685,089	8,368,577	19,858,382	403,990,966	1,082,189,276
(416,165,940)	(864,858,286)	(124,861,797)	(224,487,447)	(6,388,143,973)	(11,784,729,104)

(76,526,761)	16,216,326	26,859,546	50,266,479	4,354,764,181	6,658,794,338

1,514,557	4,260,096	—	—	392,744,442	195,891,617
15,644	35,098	—	—	2,449,829	8,071,773
(913,716)	(1,495,308)	—	—	(43,955,152)	(188,036,225)

616,485	2,799,886	—	—	351,239,119	15,927,165

—	—	—	—	2,395,614,383	4,908,695,313
—	—	—	—	115,788,865	277,896,783
—	—	—	—	(877,118,749)	(1,548,839,793)

—	—	—	—	1,634,284,499	3,637,752,303

(178,858,180)	(222,736,635)	(18,047,790)	87,212,702	6,231,048,549	10,523,103,163

(168,208,621)	(254,122,895)	(4,989,814)	79,054,876	7,595,749,456	9,462,094,228
3,415,040,234	3,669,163,129	1,293,475,426	1,214,420,550	73,758,854,598	64,296,760,370

$3,246,831,613	$3,415,040,234	$1,288,485,612	$1,293,475,426	$81,354,604,054	$73,758,854,598

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 154

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]

	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016
Operations:
Net investment income	$20,601,232	$52,328,224
Net realized gain/(loss) on investments	5,374,684	(61,584,667)
Net realized gain/(loss) on futures contracts and swap contracts	(166,119)	2,962,709
Net change in unrealized appreciation/(depreciation) on investments	34,079,386	(23,828,002)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions and swap contracts	(1,605,286)	1,600,553

Net increase/(decrease) in net assets resulting from operations	58,283,897	(28,521,183)

Distributions to Shareholders from:
Net investment income:
Class M	(9,151,766)	(24,362,163)
Class I	(11,265,277)	(27,439,063)
Net realized gains:
Class M	—	—
Class I	—	—

Net decrease in net assets resulting from distributions	(20,417,043)	(51,801,226)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	44,930,357	134,398,577
Shares issued in reinvestment of distributions	8,516,923	22,808,910
Cost of shares redeemed	(178,979,773)	(384,967,404)

Total Class M capital share transactions	(125,532,493)	(227,759,917)

Class I:
Proceeds from sale of shares	82,380,913	276,834,102
Shares issued in reinvestment of distributions	10,429,849	24,935,658
Cost of shares redeemed	(146,955,376)	(443,591,942)

Total Class I capital share transactions	(54,144,614)	(141,822,182)

Net increase/(decrease) in net assets resulting from capital share transactions	(179,677,107)	(369,582,099)

Net increase/(decrease) in net assets	(141,810,253)	(449,904,508)
Net assets at beginning of period	1,070,564,160	1,520,468,668

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $2,427,796, $2,243,607, $1,934,326, $772,542, $1,566, $4,875, $511,607, $348,990, $11,608 and $10,946,respectively)	$928,753,907	$1,070,564,160

1 Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

155 / Semi-Annual Report September 2016

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

$28,939,481	$47,939,180	$2,941,163	$5,596,583	$2,387,707	$5,386,486	$37,636	$21,693
8,433,047	(3,780,003)	34,992	(1,438,301)	200,959	184,540	84,529	(12,417)
(3,735,783)	(423,661)	20,120	—	(24,885)	(41,308)	274,776	(206,474)
34,329,851	(40,240,910)	3,463,626	(3,343,047)	1,104,001	(6,088,964)	(1,293)	(64,302)

(206,130)	(290,827)	(18,566)	—	(14,869)	11,817	(109,385)	127,830

67,760,466	3,203,779	6,441,335	815,235	3,652,913	(547,429)	286,263	(133,670)

(8,747,699)	(16,019,547)	(137,097)	(241,961)	(1,090,278)	(2,227,389)	(36,974)	(13,479)
(19,029,998)	(31,501,583)	(2,807,375)	(5,354,641)	(1,134,812)	(3,063,016)	—	—

—	—	—	(10,706)	—	—	—	—
—	—	—	(180,990)	—	—	—	—

(27,777,697)	(47,521,130)	(2,944,472)	(5,788,298)	(2,225,090)	(5,290,405)	(36,974)	(13,479)

146,066,359	389,592,016	3,258,513	5,866,138	24,327,778	26,527,451	1,414,574	2,806,227
7,909,056	14,633,132	134,413	247,284	1,011,135	2,120,372	36,126	13,175
(188,058,968)	(298,765,632)	(1,833,771)	(3,799,231)	(14,073,855)	(40,444,717)	(1,003,345)	(10,001,620)

(34,083,553)	105,459,516	1,559,155	2,314,191	11,265,058	(11,796,894)	447,355	(7,182,218)

441,394,508	552,139,801	31,250,384	57,870,758	22,242,864	22,336,619	—	—
12,232,014	23,364,013	2,773,022	5,530,053	1,127,266	3,060,624	—	—
(212,317,531)	(451,122,731)	(2,998,891)	(57,379,873)	(15,692,599)	(51,843,538)	—	—

241,308,991	124,381,083	31,024,515	6,020,938	7,677,531	(26,446,295)	—	—

207,225,438	229,840,599	32,583,670	8,335,129	18,942,589	(38,243,189)	447,355	(7,182,218)

247,208,207	185,523,248	36,080,533	3,362,066	20,370,412	(44,081,023)	696,644	(7,329,367)
2,222,635,546	2,037,112,298	147,678,340	144,316,274	120,090,183	164,171,206	2,405,766	9,735,133

$2,469,843,753	$2,222,635,546	$183,758,873	$147,678,340	$140,460,595	$120,090,183	$3,102,410	$2,405,766

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 156

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$4.27	$4.29	$4.30	$4.31	$4.20	$4.24

Income from Investment Operations:
Net investment income[1]	0.02	0.03	0.03	0.04	0.06	0.08
Net realized and unrealized gain/(loss)	0.01	(0.02)	(0.01)	(0.01)	0.12	(0.04)

Total Income from Investment Operations	0.03	0.01	0.02	0.03	0.18	0.04

Less Distributions:
From net investment income	(0.02)	(0.03)	(0.03)	(0.04)	(0.07)	(0.08)

Total Distributions	(0.02)	(0.03)	(0.03)	(0.04)	(0.07)	(0.08)

Net Asset Value, End of Period	$4.28	$4.27	$4.29	$4.30	$4.31	$4.20

Total Return	0.68%	0.18%	0.42%	0.74%	4.26%	1.00%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$69,220	$78,212	$69,868	$97,090	$56,977	$37,261
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.68%	0.65%	0.60%	0.64%	0.68%
After expense waivers and reimbursements	0.50%[2]	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.89%[2]	0.66%	0.63%	0.92%	1.50%	1.90%
Portfolio Turnover Rate	12%[3]	37%	16%	31%	43%	29%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

157 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$4.28	$4.30	$4.31	$4.32	$4.21	$4.25

Income from Investment Operations:
Net investment income[1]	0.02	0.04	0.03	0.05	0.07	0.09
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.03)	(0.00)[2]	(0.01)	0.11	(0.04)

Total Income from Investment Operations	0.02	0.01	0.03	0.04	0.18	0.05

Less Distributions:
From net investment income	(0.02)	(0.03)	(0.04)	(0.05)	(0.07)	(0.09)

Total Distributions	(0.02)	(0.03)	(0.04)	(0.05)	(0.07)	(0.09)

Net Asset Value, End of Period	$4.28	$4.28	$4.30	$4.31	$4.32	$4.21

Total Return	0.52%	0.34%	0.59%	0.90%	4.42%	1.17%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$74,350	$74,751	$80,530	$100,622	$67,947	$75,106
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.50%[3]	0.50%	0.46%	0.43%	0.48%	0.52%
After expense waivers and reimbursements	0.34%[3]	0.34%	0.34%	0.34%	0.34%	0.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.06%[3]	0.83%	0.79%	1.09%	1.70%	2.03%
Portfolio Turnover Rate	12%[4]	37%	16%	31%	43%	29%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 158

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$8.73	$8.81	$8.81	$8.83	$8.60	$8.65

Income from Investment Operations:
Net investment income[1]	0.05	0.10	0.11	0.14	0.25	0.26
Net realized and unrealized gain/(loss)	0.02	(0.08)	(0.00)[2]	(0.01)	0.23	(0.05)

Total Income from Investment Operations	0.07	0.02	0.11	0.13	0.48	0.21

Less Distributions:
From net investment income	(0.05)	(0.10)	(0.11)	(0.15)	(0.25)	(0.26)

Total Distributions	(0.05)	(0.10)	(0.11)	(0.15)	(0.25)	(0.26)

Net Asset Value, End of Period	$8.75	$8.73	$8.81	$8.81	$8.83	$8.60

Total Return	0.83%	0.22%	1.24%	1.45%	5.64%	2.53%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,394,075	$1,492,411	$1,749,130	$1,918,474	$1,140,625	$1,214,668
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%[3]	0.62%	0.62%	0.57%	0.57%	0.59%
After expense waivers and reimbursements	0.61%[3]	0.62%	0.61%	0.57%	0.57%	0.59%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.21%[3]	1.16%	1.21%	1.60%	2.83%	3.06%
Portfolio Turnover Rate	29%[4]	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

159 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$8.73	$8.81	$8.81	$8.83	$8.60	$8.66

Income from Investment Operations:
Net investment income[1]	0.06	0.12	0.13	0.16	0.26	0.28
Net realized and unrealized gain/(loss)	0.03	(0.08)	(0.00)[2]	(0.02)	0.24	(0.06)

Total Income from Investment Operations	0.09	0.04	0.13	0.14	0.50	0.22

Less Distributions:
From net investment income	(0.06)	(0.12)	(0.13)	(0.16)	(0.27)	(0.28)

Total Distributions	(0.06)	(0.12)	(0.13)	(0.16)	(0.27)	(0.28)

Net Asset Value, End of Period	$8.76	$8.73	$8.81	$8.81	$8.83	$8.60

Total Return	1.07%	0.44%	1.46%	1.64%	5.84%	2.61%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,844,757	$1,915,270	$1,915,434	$1,695,160	$741,747	$504,182
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.38%[3]	0.39%	0.39%	0.37%	0.38%	0.40%
After expense waivers and reimbursements	0.38%[3]	0.39%	0.39%	0.37%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.45%[3]	1.39%	1.42%	1.78%	3.00%	3.24%
Portfolio Turnover Rate	29%[4]	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 160

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.27	$11.37	$11.38	$11.41	$11.11	$11.18

Income from Investment Operations:
Net investment income[1]	0.06	0.12	0.12	0.14	0.32	0.31
Net realized and unrealized gain/(loss)	0.04	(0.11)	(0.00)[2]	—	0.28	(0.06)

Total Income from Investment Operations	0.10	0.01	0.12	0.14	0.60	0.25

Less Distributions:
From net investment income	(0.06)	(0.11)	(0.13)	(0.17)	(0.30)	(0.32)

Total Distributions	(0.06)	(0.11)	(0.13)	(0.17)	(0.30)	(0.32)

Net Asset Value, End of Period	$11.31	$11.27	$11.37	$11.38	$11.41	$11.11

Total Return	0.91%	0.13%	1.04%	1.21%	5.46%	2.28%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,000	$7,359	$4,599	$3,623	$105	$1,594
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[3]	0.72%	0.72%	0.78%	0.77%	0.79%
After expense waivers and reimbursements	0.72%[3]	0.72%	0.72%	0.78%	0.77%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.10%[3]	1.07%	1.09%	1.24%	2.85%	2.82%
Portfolio Turnover Rate	29%[4]	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

161 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.58	$10.65	$10.52	$10.69	$10.47	$10.31

Income from Investment Operations:
Net investment income[1]	0.07	0.13	0.14	0.24	0.35	0.40
Net realized and unrealized gain/(loss)	0.11	(0.03)	0.16	(0.16)	0.40	0.16

Total Income from Investment Operations	0.18	0.10	0.30	0.08	0.75	0.56

Less Distributions:
From net investment income	(0.07)	(0.12)	(0.14)	(0.24)	(0.35)	(0.40)
From net capital gains	—	(0.05)	(0.03)	(0.01)	(0.18)	—

Total Distributions	(0.07)	(0.17)	(0.17)	(0.25)	(0.53)	(0.40)

Net Asset Value, End of Period	$10.69	$10.58	$10.65	$10.52	$10.69	$10.47

Total Return	1.69%	1.03%	2.87%	0.80%	7.28%	5.56%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$155,773	$199,031	$163,048	$144,635	$115,576	$89,990
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.70%	0.72%	0.69%	0.69%	0.72%
After expense waivers and reimbursements	0.70%[2]	0.70%	0.68%	0.65%	0.65%	0.66%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.29%[2]	1.20%	1.30%	2.25%	3.24%	3.89%
Portfolio Turnover Rate	104%[3]	309%	253%	208%	119%	145%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 162

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.58	$10.65	$10.52	$10.69	$10.47	$10.30

Income from Investment Operations:
Net investment income[1]	0.08	0.15	0.15	0.25	0.37	0.43
Net realized and unrealized gain/(loss)	0.11	(0.02)	0.17	(0.15)	0.40	0.16

Total Income from Investment Operations	0.19	0.13	0.32	0.10	0.77	0.59

Less Distributions:
From net investment income	(0.08)	(0.15)	(0.16)	(0.26)	(0.37)	(0.42)
From net capital gains	—	(0.05)	(0.03)	(0.01)	(0.18)	—

Total Distributions	(0.08)	(0.20)	(0.19)	(0.27)	(0.55)	(0.42)

Net Asset Value, End of Period	$10.69	$10.58	$10.65	$10.52	$10.69	$10.47

Total Return	1.83%	1.28%	3.09%	1.02%	7.50%	5.89%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,132,713	$1,094,444	$1,051,372	$356,129	$197,719	$193,480
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%[2]	0.46%	0.48%[3]	0.46%	0.48%	0.51%
After expense waivers and reimbursements	0.44%[2]	0.46%	0.48%	0.44%	0.44%	0.45%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.55%[2]	1.44%	1.38%	2.39%	3.46%	4.11%
Portfolio Turnover Rate	104%[4]	309%	253%	208%	119%	145%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.
[4]	Non-Annualized.

See accompanying notes to financial statements.

163 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.83	$11.02	$10.68	$10.92	$10.54	$10.41

Income from Investment Operations:
Net investment income[1]	0.09	0.18	0.19	0.29	0.36	0.45
Net realized and unrealized gain/(loss)	0.19	(0.07)	0.38	(0.18)	0.62	0.21

Total Income from Investment Operations	0.28	0.11	0.57	0.11	0.98	0.66

Less Distributions:
From net investment income	(0.09)	(0.18)	(0.20)	(0.29)	(0.38)	(0.45)
From net capital gains	—	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.09)	(0.30)	(0.23)	(0.35)	(0.60)	(0.53)

Net Asset Value, End of Period	$11.02	$10.83	$11.02	$10.68	$10.92	$10.54

Total Return	2.62%	0.99%	5.38%	1.07%	9.46%	6.55%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$16,674,379	$16,488,095	$16,558,422	$10,587,362	$10,806,099	$8,154,998
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%[2]	0.66%	0.68%	0.62%	0.61%	0.63%
After expense waivers and reimbursements	0.66%[2]	0.66%	0.68%	0.62%	0.61%	0.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.71%[2]	1.64%	1.79%	2.70%	3.30%	4.33%
Portfolio Turnover Rate	126%[3]	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 164

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.83	$11.01	$10.68	$10.92	$10.54	$10.41

Income from Investment Operations:
Net investment income[1]	0.11	0.20	0.21	0.31	0.38	0.47
Net realized and unrealized gain/(loss)	0.19	(0.06)	0.38	(0.18)	0.62	0.21

Total Income from Investment Operations	0.30	0.14	0.59	0.13	1.00	0.68

Less Distributions:
From net investment income	(0.11)	(0.20)	(0.23)	(0.31)	(0.40)	(0.47)
From net capital gains	—	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.11)	(0.32)	(0.26)	(0.37)	(0.62)	(0.55)

Net Asset Value, End of Period	$11.02	$10.83	$11.01	$10.68	$10.92	$10.54

Total Return	2.74%	1.31%	5.54%	1.29%	9.69%	6.78%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$51,491,738	$46,277,563	$40,277,552	$16,023,118	$13,693,971	$11,275,951
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%[2]	0.43%	0.44%	0.40%	0.40%	0.42%
After expense waivers and reimbursements	0.42%[2]	0.43%	0.44%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.95%[2]	1.87%	1.94%	2.90%	3.52%	4.53%
Portfolio Turnover Rate	126%[3]	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

165 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.84	$11.02	$10.68	$10.93	$10.55	$10.42

Income from Investment Operations:
Net investment income[1]	0.09	0.16	0.16	0.26	0.33	0.43
Net realized and unrealized gain/(loss)	0.19	(0.06)	0.40	(0.18)	0.63	0.21

Total Income from Investment Operations	0.28	0.10	0.56	0.08	0.96	0.64

Less Distributions:
From net investment income	(0.09)	(0.16)	(0.19)	(0.27)	(0.36)	(0.43)
From net capital gains	—	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.09)	(0.28)	(0.22)	(0.33)	(0.58)	(0.51)

Net Asset Value, End of Period	$11.03	$10.84	$11.02	$10.68	$10.93	$10.55

Total Return	2.56%	0.96%	5.25%	0.79%	9.24%	6.34%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$647,510	$291,168	$281,479	$39,430	$15,783	$7,061
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.79%[2]	0.78%	0.80%	0.81%	0.81%	0.83%
After expense waivers and reimbursements	0.79%[2]	0.78%	0.80%	0.81%	0.81%	0.83%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.61%[2]	1.51%	1.45%	2.47%	3.04%	4.14%
Portfolio Turnover Rate	126%[3]	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 166

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.20	$10.38	$10.07	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.10	0.20	0.18	0.29	0.35	0.30
Net realized and unrealized gain/(loss)	0.18	(0.07)	0.38	(0.17)	0.60	0.07

Total Income from Investment Operations	0.28	0.13	0.56	0.12	0.95	0.37

Less Distributions:
From net investment income	(0.10)	(0.19)	(0.22)	(0.29)	(0.38)	(0.34)
From net capital gains	—	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.10)	(0.31)	(0.25)	(0.35)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.38	$10.20	$10.38	$10.07	$10.30	$9.95

Total Return	2.78%	1.33%	5.60%	1.30%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$12,540,976	$10,702,029	$7,179,308	$535,236	$348,453	$119,860
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[3]	0.38%	0.40%	0.39%	0.40%	0.41%[3]
After expense waivers and reimbursements	0.37%[3]	0.38%	0.39%	0.39%	0.39%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.00%[3]	1.93%	1.77%	2.88%	3.42%	4.43%[3]
Portfolio Turnover Rate	126%[2]	303%	246%	255%	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

167 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$9.09	$9.72	$10.37	$10.59	$10.11	$10.94

Income from Investment Operations:
Net investment income[2]	0.17	0.39	0.45	0.54	0.64	0.73
Net realized and unrealized gain/(loss)	0.34	(0.63)	(0.51)	0.05	0.57	(0.68)

Total Income/(Loss) from Investment Operations	0.51	(0.24)	(0.06)	0.59	1.21	0.05

Less Distributions:
From net investment income	(0.17)	(0.39)	(0.45)	(0.53)	(0.68)	(0.76)
From net capital gains	—	—	(0.14)	(0.28)	(0.05)	(0.12)

Total Distributions	(0.17)	(0.39)	(0.59)	(0.81)	(0.73)	(0.88)

Net Asset Value, End of Period	$9.43	$9.09	$9.72	$10.37	$10.59	$10.11

Total Return	5.69%	(2.52)%	(0.65)%	5.89%	12.40%	0.68%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$390,138	$498,128	$764,684	$1,323,298	$1,335,683	$1,227,806
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.89%[3]	0.87%	0.89%	0.82%	0.81%	0.85%
After expense waivers and reimbursements	0.85%[3]	0.85%	0.83%	0.80%	0.79%	0.82%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.75%[3]	4.19%	4.41%	5.20%	6.20%	7.14%
Portfolio Turnover Rate	81%[4]	139%	61%	66%	74%	54%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 168

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$9.09	$9.72	$10.37	$10.59	$10.11	$10.94

Income from Investment Operations:
Net investment income[2]	0.19	0.42	0.47	0.57	0.66	0.75
Net realized and unrealized gain/(loss)	0.34	(0.64)	(0.51)	0.05	0.57	(0.68)

Total Income/(Loss) from Investment Operations	0.53	(0.22)	(0.04)	0.62	1.23	0.07

Less Distributions:
From net investment income	(0.19)	(0.41)	(0.47)	(0.56)	(0.70)	(0.78)
From net capital gains	—	—	(0.14)	(0.28)	(0.05)	(0.12)

Total Distributions	(0.19)	(0.41)	(0.61)	(0.84)	(0.75)	(0.90)

Net Asset Value, End of Period	$9.43	$9.09	$9.72	$10.37	$10.59	$10.11

Total Return	5.82%	(2.28)%	(0.40)%	6.16%	12.67%	0.93%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$538,616	$572,436	$755,786	$910,268	$997,308	$1,062,563
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%[3]	0.61%	0.60%	0.56%	0.57%	0.60%
After expense waivers and reimbursements	0.60%[3]	0.60%	0.58%	0.55%	0.54%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.02%[3]	4.44%	4.65%	5.45%	6.46%	7.35%
Portfolio Turnover Rate	81%[4]	139%	61%	66%	74%	54%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Annualized.
[4]	Non-Annualized.

See accompanying notes to financial statements.

169 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.72	$11.95	$11.87	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.13	0.23	0.21	0.29	0.36	0.32
Net realized and unrealized gain/(loss)	0.20	(0.23)	0.08	0.07	0.61	1.24

Total Income/(Loss) from Investment Operations	0.33	—	0.29	0.36	0.97	1.56

Less Distributions:
From net investment income	(0.13)	(0.23)	(0.21)	(0.29)	(0.39)	(0.31)
From net capital gains	—	—	—	(0.01)	—	(0.02)

Total Distributions	(0.13)	(0.23)	(0.21)	(0.30)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.92	$11.72	$11.95	$11.87	$11.81	$11.23

Total Return	2.79%	(0.02)%	2.47%	3.09%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$806,972	$827,053	$738,090	$305,872	$100,087	$9,894
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[3]	1.04%	1.04%	1.04%	1.35%	2.86%[3]
After expense waivers and reimbursements	1.04%[3]	1.04%	1.03%	0.99%	0.99%	0.99%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.22%[3]	1.95%	1.76%	2.46%	3.07%	6.11%[3]
Portfolio Turnover Rate	16%[2]	23%	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 170

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$11.71	$11.94	$11.86	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.15	0.27	0.24	0.32	0.38	0.33
Net realized and unrealized gain/(loss)	0.19	(0.24)	0.08	0.07	0.62	1.23

Total Income from Investment Operations	0.34	0.03	0.32	0.39	1.00	1.56

Less Distributions:
From net investment income	(0.14)	(0.26)	(0.24)	(0.32)	(0.42)	(0.32)
From net capital gains	—	—	—	(0.01)	—	(0.02)

Total Distributions	(0.14)	(0.26)	(0.24)	(0.33)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.91	$11.71	$11.94	$11.86	$11.80	$11.22

Total Return	2.95%	0.29%	2.72%	3.34%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,662,872	$1,395,583	$1,299,022	$412,757	$87,893	$7,776
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[3]	0.73%	0.79%[4]	0.78%	1.10%	2.60%[3]
After expense waivers and reimbursements	0.72%[3]	0.73%	0.79%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.54%[3]	2.25%	2.00%	2.70%	3.21%	6.23%[3]
Portfolio Turnover Rate	16%[2]	23%	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%

See accompanying notes to financial statements.

171 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.80	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.17	0.34	0.32	0.26
Net realized and unrealized gain/(loss)	0.22	(0.32)	(0.06)	0.25

Total Income from Investment Operations	0.39	0.02	0.26	0.51

Less Distributions:
From net investment income	(0.17)	(0.34)	(0.32)	(0.22)
From net capital gains	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.17)	(0.35)	(0.41)	(0.23)

Net Asset Value, End of Period	$10.02	$9.80	$10.13	$10.28

Total Return	3.96%	0.23%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,938	$8,206	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.06%[3]	1.07%	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%[3]	0.90%	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.33%[3]	3.42%	3.15%	3.41%[3]
Portfolio Turnover Rate	20%[2]	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 172

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.80	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.18	0.36	0.34	0.26
Net realized and unrealized gain/(loss)	0.21	(0.31)	(0.07)	0.26

Total Income from Investment Operations	0.39	0.05	0.27	0.52

Less Distributions:
From net investment income	(0.18)	(0.36)	(0.34)	(0.23)
From net capital gains	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.18)	(0.37)	(0.43)	(0.24)

Net Asset Value, End of Period	$10.01	$9.80	$10.12	$10.28

Total Return	3.96%	0.53%	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$173,820	$139,472	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%[3]	0.73%	0.74%	0.81%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.53%[3]	3.61%	3.33%	3.34%[3]
Portfolio Turnover Rate	20%[2]	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

173 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$7.99	$8.32	$8.29	$8.32	$7.82	$8.21

Income from Investment Operations:
Net investment income[1]	0.15	0.28	0.18	0.22	0.39	0.44
Net realized and unrealized gain/(loss)	0.08	(0.33)	0.02	(0.02)	0.51	(0.36)

Total Income/(Loss) from Investment Operations	0.23	(0.05)	0.20	0.20	0.90	0.08

Less Distributions:
From net investment income	(0.14)	(0.28)	(0.17)	(0.23)	(0.40)	(0.47)

Total Distributions	(0.14)	(0.28)	(0.17)	(0.23)	(0.40)	(0.47)

Net Asset Value, End of Period	$8.08	$7.99	$8.32	$8.29	$8.32	$7.82

Total Return	2.90%	(0.57)%	2.37%	2.42%	11.80%	1.11%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$71,074	$59,072	$73,453	$73,180	$36,823	$20,882
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.84%[2]	1.87%	2.41%	2.26%	2.16%	2.14%
After expense waivers and reimbursements	1.84%[2]	1.87%	2.35%	2.26%	2.16%	2.14%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.66%[2]	3.46%	2.20%	2.62%	4.85%	5.52%
Portfolio Turnover Rate	11%[3]	20%	32%	51%	50%	70%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 174

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$7.98	$8.31	$8.29	$8.32	$7.82	$8.21

Income from Investment Operations:
Net investment income[1]	0.16	0.31	0.20	0.25	0.42	0.49
Net realized and unrealized gain/(loss)	0.08	(0.33)	—	(0.03)	0.50	(0.39)

Total Income/(Loss) from Investment Operations	0.24	(0.02)	0.20	0.22	0.92	0.10

Less Distributions:
From net investment income	(0.15)	(0.31)	(0.18)	(0.25)	(0.42)	(0.49)

Total Distributions	(0.15)	(0.31)	(0.18)	(0.25)	(0.42)	(0.49)

Net Asset Value, End of Period	$8.07	$7.98	$8.31	$8.29	$8.32	$7.82

Total Return	3.03%	(0.25)%	2.49%	2.69%	12.08%	1.36%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$69,387	$61,018	$90,718	$146,485	$178,751	$162,947
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.57%[2]	1.54%	2.10%	1.99%	1.91%	1.89%
After expense waivers and reimbursements	1.57%[2]	1.54%	2.10%	1.99%	1.91%	1.89%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.92%[2]	3.78%	2.37%	3.07%	5.18%	6.19%
Portfolio Turnover Rate	11%[3]	20%	32%	51%	50%	70%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	Non-Annualized.

See accompanying notes to financial statements.

175 / Semi-Annual Report September 2016

Metropolitan West Funds

Financial Highlights

	ALPHATRAK
	500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$7.22	$7.22	$6.48	$5.35	$4.63	$4.48

Income from Investment Operations:
Net investment income[1]	0.10	0.02	0.04	0.08	0.07	0.11
Net realized and unrealized gain	0.65	0.02	0.76	1.13	0.71	0.21

Total Income from Investment Operations	0.75	0.04	0.80	1.21	0.78	0.32

Less Distributions:
From net investment income	(0.10)	(0.04)	(0.06)	(0.08)	(0.06)	(0.09)
From return of capital	—	—	—	—	—	(0.08)

Total Distributions	(0.10)	(0.04)	(0.06)	(0.08)	(0.06)	(0.17)

Net Asset Value, End of Period	$7.87	$7.22	$7.22	$6.48	$5.35	$4.63

Total Return	10.36%	0.53%	12.37%	22.75%	16.88%	7.35%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,102	$2,406	$9,735	$5,324	$6,156	$5,140
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	6.58%[2]	2.64%	2.65%	2.98%	2.94%	2.09%
After expense waivers and reimbursements	0.90%[2]	0.90%	0.90%	0.90%	0.91%[3]	0.97%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.62%[2]	0.31%	0.54%	1.43%	1.45%	2.75%
Portfolio Turnover Rate	57%[4]	59%	30%	50%	41%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Annualized.
[3]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.
[4]	Non-Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2016 / 176

Notes to Financial Statements

September 30, 2016 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

177 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The Alpha Trak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use

Semi-Annual Report September 2016 / 178

Notes to Financial Statements (Continued)

significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the Alpha Trak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The Alpha Trak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

179 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the

Semi-Annual Report September 2016 / 180

Notes to Financial Statements (Continued)

bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2016, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks and corporate bonds.

181 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value September 30, 2016 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 481,283	$ —	$ 481,283
Foreign Government Obligations	—	6,027,301	—	6,027,301
Money Market Funds	63,000	—	—	63,000
U.S. Agency Discount Notes	—	399,972	—	399,972
U.S. Treasury Bills	2,637,873	—	—	2,637,873
Long-Term Investments:
Asset-Backed Securities	—	3,069,436	—	3,069,436
Corporates	—	27,935,268	—	27,935,268
Mortgage-Backed	—	68,225,680	44,560	68,270,240
U.S. Treasury Securities	34,452,017	—	—	34,452,017

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	5,679	—	5,679
Liabilities:
Foreign currency exchange contracts	—	(16,618)	—	(16,618)

Total	$37,152,890	$106,128,001	$44,560	$143,325,451

*Other financial instruments include foreign currency exchange contracts.

Semi-Annual Report September 2016 / 182

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 5,288,097	$ —	$ 5,288,097
Foreign Government Obligations	—	130,803,158	—	130,803,158
Money Market Funds	2,605,864	—	—	2,605,864
U.S. Treasury Bills	6,671,905	—	—	6,671,905
Long-Term Investments:
Asset-Backed Securities	—	239,710,759	—	239,710,759
Bank Loans	—	7,887,601	2,022,304	9,909,905
Corporates	—	596,095,677	2,279,497	598,375,174
Mortgage-Backed	—	1,073,759,525	5,073,041	1,078,832,566
Municipal Bonds	—	10,669,720	—	10,669,720
Purchased Swaptions	—	41,877	—	41,877
U.S. Treasury Securities	1,146,855,833	—	—	1,146,855,833

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	151,011	—	151,011
Interest rate contracts	36,302	—	—	36,302
Liabilities:
Foreign currency exchange contracts	—	(1,944,797)	—	(1,944,797)
Interest rate contracts	—	(20,829)	—	(20,829)

Total	$ 1,156,169,904	$ 2,062,441,799	$ 9,374,842	$ 3,227,986,545

*Other financial instruments include foreign currency exchange contracts, futures and written swaptions. Interest rate contracts include futures and written swaptions.

183 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 1,684,491	$ —	$ 1,684,491
Foreign Government Obligations	—	52,460,494	—	52,460,494
Money Market Funds	2,475,163	—	—	2,475,163
U.S. Agency Discount Notes	—	8,998,164	—	8,998,164
U.S. Treasury Bills	48,436,367	—	—	48,436,367
Long-Term Investments:
Asset-Backed Securities	—	84,238,207	—	84,238,207
Bank Loans	—	3,713,142	—	3,713,142
Corporates	—	357,973,583	166,951	358,140,534
Mortgage-Backed	—	246,399,808	608,128	247,007,936
Municipal Bonds	—	1,924,115	—	1,924,115
U.S. Treasury Securities	504,683,801	18,049,733	—	522,733,534

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	37,080	—	37,080
Liabilities:
Foreign currency exchange contracts	—	(750,271)	—	(750,271)
Interest rate contracts	(68,232)	—	—	(68,232)

Total	$ 555,527,099	$ 774,728,546	$ 775,079	$ 1,331,030,724

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Semi-Annual Report September 2016 / 184

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 506,702,032	$ —	$ 506,702,032
Foreign Government Obligations	—	3,162,075,482	—	3,162,075,482
Money Market Funds	127,289,094	—	—	127,289,094
Repurchase Agreements	—	350,000,000	—	350,000,000
U.S. Agency Discount Notes	—	2,535,832,863	—	2,535,832,863
U.S. Treasury Bills	3,966,465,432	—	—	3,966,465,432
Long-Term Investments:
Asset-Backed Securities	—	4,891,114,853	24,287,941	4,915,402,794
Bank Loans	—	161,341,489	12,384,068	173,725,557
Call Options Purchased	7,968,750	—	—	7,968,750
Corporates	—	17,449,839,334	55,661,449	17,505,500,783
Mortgage-Backed	—	31,816,154,478	23,280,653	31,839,435,131
Municipal Bonds	—	614,747,249	—	614,747,249
Put Options Purchased	4,000,000	—	—	4,000,000
U.S. Agency Securities	—	1,186,149,396	—	1,186,149,396
U.S. Treasury Securities	19,440,859,814	2,434,539,467	—	21,875,399,281

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	1,854,893	—	1,854,893
Interest rate contracts	5,303,721	—	—	5,303,721
Liabilities:
Foreign currency exchange contracts	—	(50,719,161)	—	(50,719,161)
Interest rate contracts	(10,529,564)	(78,475,796)	—	(89,005,360)

Total	$23,541,357,247	$64,981,156,579	$115,614,111	$88,638,127,937

*Other financial instruments include foreign currency exchange contracts, futures, swap contracts and written options. Interest rate contracts include futures, interest rate swaps and written options.

185 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 792,000	$ —	$ —	$ 792,000
U.S. Agency Discount Notes	—	13,998,635	—	13,998,635
U.S. Treasury Bills	67,640,931	—	—	67,640,931
Long-Term Investments:
Bank Loans	—	64,740,872	23,444,611	88,185,483
Common Stock	—	—	1,621,624	1,621,624
Corporates*	—	705,213,149	17,176,759	722,389,908
Mortgage-Backed	—	7,031,554	—	7,031,554
Warrant	—	—	59,405	59,405

Other Financial Instruments **
Assets:
Credit contracts	—	49,024	—	49,024
Liabilities:
Credit contracts	—	(58,014)	—	(58,014)

Total	$ 68,432,931	$ 790,975,220	$ 42,302,399	$ 901,710,550

*As of September 30, 2016, Momentive Performance Materials, Inc. and Seventy Seven Energy, Inc. had a $0 market value.

**Other financial instruments include swap contracts. Credit contracts include credit default swaps.

Semi-Annual Report September 2016 / 186

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Commercial Paper	$ —	$ 12,093,024	$ —	$ 12,093,024
Foreign Government Obligations	—	99,487,783	—	99,487,783
Money Market Funds	1,459,886	—	—	1,459,886
U.S. Agency Discount Notes	—	15,998,568	—	15,998,568
U.S. Treasury Bills	147,730,222	—	—	147,730,222
Long-Term Investments:
Asset-Backed Securities	—	312,051,342	—	312,051,342
Bank Loans	—	8,666,937	4,691,334	13,358,271
Common Stock	8,991,644	—	—	8,991,644
Corporates	—	622,088,180	4,733,455	626,821,635
Foreign Government Obligations	—	36,544,884	—	36,544,884
Mortgage-Backed	—	1,021,994,863	31,594,379	1,053,589,242
Municipal Bonds	—	5,663,192	—	5,663,192
U.S. Agency Securities	—	41,564,453	—	41,564,453
U.S. Treasury Securities	109,592,791	—	—	109,592,791

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	111,588	—	111,588
Interest rate contracts	986,564	—	—	986,564
Liabilities:
Foreign currency exchange contracts	—	(865,321)	—	(865,321)
Interest rate contracts	(43,800)	—	—	(43,800)

Total	$ 268,717,307	$ 2,175,399,493	$ 41,019,168	$ 2,485,135,968

*Other financial instruments include futures and foreign currency exchange contracts. Interest rate contracts include futures.

187 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 5,437,100	$ —	$ 5,437,100
Money Market Funds	3,319,000	—	—	3,319,000
U.S. Agency Discount Notes	—	6,999,485	—	6,999,485
U.S. Treasury Bills	14,388,945	—	—	14,388,945
Long-Term Investments:
Bank Loans	—	130,250,632	13,472,032	143,722,664
Corporates	—	16,350,429	—	16,350,429

Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	—	(17,021)	—	(17,021)

Total	$17,707,945	$159,020,625	$13,472,032	$190,200,602

*Other financial instruments include foreign currency exchange contracts.

Semi-Annual Report September 2016 / 188

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 5,335,329	$ —	$ 5,335,329
Money Market Funds	114,000	—	—	114,000
U.S. Agency Discount Notes	—	599,967	—	599,967
U.S. Treasury Bills	31,729,956	—	—	31,729,956
Long-Term Investments:
Asset-Backed Securities	—	17,959,925	372,236	18,332,161
Bank Loans	—	220,318	—	220,318
Common Stock	760,086	—	29,644	789,730
Corporates	—	24,077,470	—	24,077,470
Mortgage-Backed	—	57,024,711	908,670	57,933,381
U.S. Agency Securities	—	1,120,870	—	1,120,870

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	8,686	—	8,686
Interest rate contracts	322	—	—	322
Liabilities:
Foreign currency exchange contracts	—	(10,070)	—	(10,070)
Interest rate contracts	(9,356)	—	—	(9,356)

Total	$32,595,008	$106,337,206	$1,310,550	$140,242,764
*Other financial instruments include futures. Interest rate contracts include futures.
ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 28,000	$ —	$ —	$ 28,000
U.S. Treasury Bills	839,286	—	—	839,286
Long-Term Investments:
Asset-Backed Securities	—	301,633	—	301,633
Corporates	—	765,644	—	765,644
Mortgage-Backed	—	830,617	65,517	896,134
Mutual Funds	46,072	—	—	46,072
U.S. Treasury Securities	129,965	—	—	129,965

Other Financial Instruments *
Liabilities:
Equity contracts	(21,811)	—	—	(21,811)

Total	$1,021,512	$1,897,894	$65,517	$2,984,923

*Other financial instruments include futures. Equity contracts include futures.

189 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred from level 1 to level 2 or from level 2 to level 1 for the six months ended September 30, 2016.

For the six months ended September 30, 2016, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$49,149
Accrued discounts/premiums	(2,118)
Realized (loss)	—
Change in unrealized appreciation/(depreciation)*	(2,471)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—
Balance as of September 30, 2016	$44,560

*The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(2,471) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2016.

LOW DURATION BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$ —	$ 4,019,898	$5,862,125
Accrued discounts/premiums	—	—	(41,812)
Realized (loss)	—	—	—
Change in unrealized appreciation/(depreciation)*	—	(1,174,601)	(747,272)
Purchases	—	—	—
Sales	—	(565,800)	—
Transfers into Level 3**	2,022,304	—	—
Transfers out of Level 3**	—	—	—
Balance as of September 30, 2016	$2,022,304	$2,279,497	$5,073,041

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(1,921,872) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $2,022,304 transferred from level 2 to level 3 in the disclosure hierarchy.

Semi-Annual Report September 2016 / 190

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$283,594	$682,507
Accrued discounts/premiums	—	(9,521)
Realized (loss)	—	—
Change in unrealized appreciation/ (depreciation)*	(105,293)	(64,858)
Purchases	—	—
Sales	(11,350)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—
Balance as of September 30, 2016	$166,951	$608,128

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(170,151) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2016.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$28,370,192	$52,190,000	$65,454,924	$26,027,198
Accrued discounts/premiums	—	—	260,275	(411,329)
Realized (loss)	—	—	—	—
Change in unrealized appreciation/ (depreciation)*	(4,082,251)	—	(13,463,635)	(2,335,216)
Purchases	—	—	6,644,825	—
Sales	—	(39,805,932)	(3,234,940)	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of September 30, 2016	$24,287,941	$12,384,068	$55,661,449	$23,280,653

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(19,881,101) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2016.

191 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES		WARRANT

Balance as of April 1, 2016	$ 27,771,571 ***	$1,253,454	$22,270,665	****	$ —
Accrued discounts/premiums	9,341	—	132,407		—
Realized (loss)	(519,805)	—	(1,292,757)		—
Change in unrealized appreciation/ (depreciation)*	2,237,568	335,350	(5,030,565)		9,284
Purchases	—	32,821	3,223,308		50,121
Sales	(13,597,260)	—	(2,126,299)		—
Transfers into Level 3**	7,543,196	—	—		—
Transfers out of Level 3**	—	—	—		—

Balance as of September 30, 2016	$ 23,444,611	$1,621,625	$17,176,759	****	$59,405

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(3,032,274) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $7,543,196 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2016, Boston Generating LLC, Term Loan, 1st Lien had a $0 market value.

**** As of March 31, 2016 Momentive Performance Materials, Inc. had a $0 market value and as of September 30, 2016 Momentive Performance Materials, Inc. and Seventy Seven Energy, Inc. had a $0 market value.

UNCONSTRAINED BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2016	$ 4,430,000	$4,035,580	$19,434,734
Accrued discounts/premiums	—	36,943	(281,564)
Realized gain	—	22,536	—
Change in unrealized appreciation/ (depreciation)*	—	(1,413,394)	(2,169,365)
Purchases	—	2,317,000	14,610,574
Sales	(3,378,814)	(265,210)	—
Transfers into Level 3**	3,640,148	—	—
Transfers out of Level 3**	—	—	—

Balance as of September 30, 2016	$ 4,691,334	$4,733,455	$31,594,379

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(3,582,759) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $3,640,148 transferred from level 2 to level 3 in the disclosure hierarchy.

Semi-Annual Report September 2016 / 192

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2016	$5,559,446
Accrued discounts/premiums	4,779
Realized gain	(277,809)
Change in unrealized appreciation/ (depreciation)*	1,113,275
Purchases	2,417,965
Sales	(1,568,140)
Transfers into Level 3**	6,451,839
Transfers out of Level 3**	(229,323)

Balance as of September 30, 2016	$13,472,032

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $963,337 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2016, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $6,451,839 transferred from level 2 to level 3 and investments with an end of period value of $229,323 transferred from level 3 to level 2 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2016	$402,078	$—	***	$26,821	$ 1,005,180
Accrued discounts/premiums	184	—		—	21,080
Realized (loss)	—	(107,166)		—	—
Change in unrealized appreciation/ (depreciation)*	(30,026)	107,166		2,823	(117,590)
Purchases	—	—		—	—
Sales	—	—		—	—
Transfers into Level 3**	—	—		—	—
Transfers out of Level 3**	—	—		—	—

Balance as of September 30, 2016	$372,236	$—		$29,644	$ 908,670

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(144,792) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2016.

*** As of March 31, 2016, Boston Generating LLC, Term Loan, 1st Lien had a $0 market value.

193 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2016	$70,638
Accrued discounts/premiums	(3,154)
Realized (loss)	—
Change in unrealized appreciation/ (depreciation)*	(14,272)
Purchases	12,305
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2016	$65,517

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2016 was $(14,272) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the six months ended September 30, 2016.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2016, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities-Non- Agency	$44,560	Third-party Vendor	Vendor Prices	1.40 - 9.75	1.42
LOW DURATION BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$2,022,304	Third-party Vendor	Vendor Prices	82.33	82.33
Corporate Securities	$2,279,497	Third-party Vendor	Vendor Prices	37.50	37.50
Mortgage-Backed Securities- Commercial Mortgage-Backed	$1,681,068	Third-party Vendor	Vendor Prices	6.89	6.89
Mortgage-Backed Securities-Non- Agency	$3,391,973	Third-party Vendor	Vendor Prices	2.07	2.07
INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Corporate Securities	$166,951	Third-party Vendor	Vendor Prices	36.50	36.50
Mortgage-Backed Securities- Commercial Mortgage-Backed	$607,771	Third-party Vendor	Vendor Prices	6.89	6.89
Mortgage-Backed Securities-Non- Agency	$357	Third-party Vendor	Vendor Prices	9.75	9.75

Semi-Annual Report September 2016 / 194

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Asset-Backed Securities	$24,287,941	Benchmark Pricing	Offered Quote	83.00 - 85.00	83.91
Bank Loans	$12,384,068	Third-party Vendor	Vendor Prices	100.00	100.00
Corporate Securities	$55,661,449	Third-party Vendor	Vendor Prices	36.50 - 103.91	67.90
Mortgage-Backed Securities- Commercial Mortgage-Backed	$91,930	Third-party Vendor	Vendor Prices	1.39	1.39
Mortgage-Backed Securities-Non- Agency	$23,188,723	Third-party Vendor	Vendor Prices	1.26 - 3.14	2.13
HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$23,444,611	Third-party Vendor	Vendor Prices	2.63 - 100.75	85.34
Common Stock	$1,621,625	Third-party Vendor	Vendor Prices	5.33 - 23.50	21.86
Corporate Securities	$17,176,759	Third-party Vendor	Vendor Prices	0.00 - 108.38	58.28
Warrant	$59,405	Third-party Vendor	Vendor Prices	5.33 - 23.50	21.86
UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$4,691,334	Third-party Vendor	Vendor Prices	82.33 - 100.00	86.29
Corporate Securities	$4,733,455	Third-party Vendor	Vendor Prices	36.50 - 85.00	61.01
Mortgage-Backed Securities- Commercial Mortgage-Backed	$31,444,611	Third-party Vendor	Vendor Prices	2.88 - 8.56	6.44
Mortgage-Backed Securities-Non- Agency	$149,768	Third-party Vendor	Vendor Prices	0.73 - 12.58	9.63
FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Bank Loans	$13,472,032	Third-party Vendor	Vendor Prices	82.33 - 100.00	93.50
STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Asset-Backed Securities	$372,236	Broker Quote and Benchmark Pricing	Offered Quote	18.00 - 85.00	69.75
Bank Loans	$29,644	Third-party Vendor	Vendor Prices	2.63	2.63
Mortgage-Backed Securities- Commercial Mortgage Backed	$695,334	Third-party Vendor	Vendor Prices	6.89 - 7.20	7.02
Mortgage-Backed Securities-Non- Agency	$213,336	Third-party Vendor	Vendor Prices	9.75 - 12.58	12.57
ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Mortgage-Backed Securities - Commercial Mortgage-Backed	$1,439	Third-party Vendor	Vendor Prices	0.08	0.08
Mortgage-Backed Securities-Non Agency	$64,078	Third-party Vendor	Vendor Prices	1.40	1.40

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process described below.

195 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Adviser with consent by the Adviser’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Adviser’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Adviser’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Trust’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Adviser, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Adviser’s Pricing Working Group consists of the Adviser’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Adviser’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Adviser’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of September 30, 2016:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2016:

		ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$—	$36,302	$—	$5,303,721
Options Purchased	—	—	—	11,968,750
Swaptions Purchased	—	41,877	—	—
Foreign currency exchange contracts:
Forwards	5,679	151,011	37,080	1,854,893

Total	$5,679	$229,190	$37,080	$19,127,364

Semi-Annual Report September 2016 / 196

Notes to Financial Statements (Continued)

		ASSET DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$49,024	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	986,564	—	322	—
Foreign currency exchange contracts:
Forwards	—	111,588	—	8,686	—

Total	$49,024	$1,098,152	$—	$9,008	$—

[1]Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$—	$—	$(68,232)	$(1,154,564)
Options written	—	—	—	(9,375,000)
Swaps	—	—	—	(78,475,796)
Swaptions	—	(20,829)	—	—
Foreign currency exchange contracts:
Forwards	(16,618)	(1,944,797)	(750,271)	(50,719,161)

Total	$(16,618)	$(1,965,626)	$(818,503)	$(139,724,521)

	LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(58,014)	$—	$—	$—	$—
Equity contracts:
Futures[1]	—	—	—	—	(21,811)
Interest contracts:
Futures[1]	—	(43,800)	—	(9,356)	—
Foreign currency exchange contracts:
Forwards	—	(865,321)	(17,021)	(10,070)	—

Total	$(58,014)	$(909,121)	$(17,021)	$(19,426)	$(21,811)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

197 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the six months ended September 30, 2016:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures	$ —	$ (12,942)	$517,445	$40,523,274
Swaps	—	—	—	(3,281,582)
Written options and swaptions	—	—	—	2,465,722
Foreign currency exchange contracts:
Forwards	19,807	647,928	286,983	17,635,631
Total	$19,807	$634,986	$804,428	$57,343,045

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(166,119)	$ —	$ —	$ —	$ —
Equity contracts:
Futures	—	—	—	—	274,776
Interest contracts:
Futures	—	(4,191,026)	—	(34,966)	—
Foreign currency exchange contracts:
Forwards	—	455,243	20,120	10,081	—
Total	$(166,119)	$(3,735,783)	$20,120	$(24,885)	$274,776

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$—	$41,363	$(245,440)	$(8,629,129)
Swaps	—	—	—	(22,363,451)
Written options and swaptions	—	33,149	—	(612,657)
Foreign currency exchange contracts:
Forwards	(12,324)	(222,353)	(177,071)	(16,544,365)

Total	$(12,324)	$(147,841)	$(422,511)	$(48,149,602)

[1]Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

Semi-Annual Report September 2016 / 198

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(1,605,286)	$—	$—	$—	$—
Equity contracts:
Futures[1]	—	—	—	—	(109,385)
Interest contracts:
Futures[1]	—	561,659	—	(12,101)	—
Foreign currency exchange contracts:
Forwards	—	(767,789)	(18,566)	(2,768)	—

Total	$(1,605,286)	$(206,130)	$(18,566)	$(14,869)	$(109,385)

[1]Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	—	1,213	660	45,306
Average number of contracts sold	—	—	—	3,424
Average value of contracts purchased	$—	$535,953	$397,204	$28,429,917
Average value of contracts sold	$—	$—	$—	$1,339,826
Interest rate swaps:
Average number of contracts - pays fixed rate	—	—	1	7
Average notional value - pays fixed rate	$—	$—	$361,250	$317,455,000
Options written:
Average number of contracts	—	—	—	1
Average notional value	$—	$—	$—	$2,303,606
Foreign currency exchange contracts:
Average number of contracts sold	2	3	3	4
Average value of contracts sold	$81,459	$2,230,163	$671,444	$64,765,598
Swaptions written:
Average number of contracts	—	1	—	1
Average notional value	$—	$540,000	$—	$3,580,535

199 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	—	334	—	—	27
Average number of contracts sold	—	928	—	14	—
Average value of contracts purchased	$—	$187,700	$—	$—	$30,608
Average value of contracts sold	$—	$1,888,569	$—	$19,595	$—
Credit default swaps:
Average number of contracts - buy protection	3	—	—	—	—
Average notional value - buy protection	$20,981,250	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	3	1	1	—
Average value of contracts sold	$—	$1,734,753	$25,285	$36,947	$—

[1]Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2016.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Semi-Annual Report September 2016 / 200

Notes to Financial Statements (Continued)

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
JPMorgan Chase & Co.
Forward Currency Exchange Contracts	$5,679	$—	$5,679	$—
Total JPMorgan Chase & Co.	5,679	$—	5,679	$—

Total	$5,679	$—	$5,679	$—

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

201 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA
Foreign Currency Exchange Contracts	$ 2,704	$—	$ —	$ 2,704
Total Bank of America, NA	2,704	—	—	2,704
JPMorgan Chase & Co.
Foreign Currency Exchange Contracts	$13,914	$—	$(5,679)	$ 8,235
Total JPMorgan Chase & Co.	13,914	—	(5,679)	8,235

Total	$16,618	$—	$(5,679)	$10,939

[3]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
Goldman Sachs Group, Inc.
Swaptions	$ 41,877	$—	$(20,829)	$ 21,048
Total Goldman Sachs Group, Inc.	41,877	—	(20,829)	21,048
JPMorgan Chase & Co.
Forward Currency Exchange Contracts	$151,011	$—	$ —	$151,011
Total JPMorgan Chase & Co.	151,011	—	—	151,011

Total	$192,888	$—	$(20,829)	$172,059

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2016 / 202

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA
Foreign Currency Exchange Contracts	$1,944,797	$(1,944,797)	$ —	$—
Total Bank of America, NA	1,944,797	(1,944,797)	—	—

Goldman Sachs Group, Inc.
Swaptions	$ 20,829	$ —	$(20,829)	$—
Total Goldman Sachs Group, Inc.	20,829	—	(20,829)	—
Total	$1,965,626	$(1,944,797)	$(20,829)	$—

[3]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
JPMorgan Chase & Co.
Forward Currency Exchange Contracts	$37,080	$—	$—	$37,080

Total JPMorgan Chase & Co.	37,080	—	—	37,080

Total	$37,080	$—	$—	$37,080

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

203 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA
Foreign Currency Exchange Contracts	$750,271	$(750,271)	$—	$—
Total Bank of America, NA	750,271	(750,271)	—	—

Total	$750,271	$(750,271)	$—	$—

[3]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
JPMorgan Chase & Co.
Foreign Currency Exchange Contracts	$ 1,854,893	$ —	$ 1,854,893	$—
Total JPMorgan Chase & Co.	1,854,893	—	1,854,893	—

RBS Securities, Inc.
Repurchase Agreement	$350,011,667	$(350,011,667)	$ —	$—
Total RBS Securities, Inc.	350,011,667	(350,011,667)	—	—

Total	$351,866,560	$(350,011,667)	$(1,854,893)	$—

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2016 / 204

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA
Foreign Currency Exchange Contracts	$46,023,142	$(46,023,142)	$ —	$—
Total Bank of America, NA	46,023,142	(46,023,142)	—	—

Citigroup, Inc.
Swap agreements	$10,810,429	$ (8,955,536)	$(1,854,893)	$—
Total Citigroup, Inc.	10,810,429	(8,955,536)	(1,854,893)	—

JPMorgan Chase & Co.
Foreign Currency Exchange Contracts	$ 4,696,019	$ (4,696,019)	$ —	$—
Total JPMorgan Chase & Co.	4,696,019	(4,696,019)	—	—
Morgan Stanley Capital Services, Inc.
Swap agreements	$ 8,992,235	$ (8,992,235)	$ —	$—
Total Morgan Stanley Capital Services, Inc.	8,992,235	(8,992,235)	—	—

Total	$70,521,825	$(68,666,932)	$(1,854,893)	$—

[3]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
Morgan Stanley Capital Services Inc.
Swap agreements	$49,024	$—	$(19,666)	$29,359

Total Morgan Stanley Capital Services Inc.	49,024	—	(19,666)	29,359

Total	$49,024	$—	$(19,666)	$29,359

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

205 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Goldman Sachs Group, Inc.
Swap agreements	$38,348	$—	$ —	$38,348
Total Goldman Sachs Group, Inc.	38,348	—	—	38,348

Morgan Stanley Capital Services Inc.
Swap agreements	$19,666	$—	$ 19,666	$ —
Total Morgan Stanley Capital Services Inc.	19,666	—	19,666	—

Total	$58,014	$—	$(19,666)	$38,348

[3]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]
JPMorgan Chase & Co.
Foreign Currency Exchange Contracts	$111,588	$—	$111,588	$—

Total JPMorgan Chase & Co.	111,588	—	111,588	—

Total	$111,588	$—	$111,588	$—

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2016 / 206

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA

Foreign Currency Exchange Contracts	$718,813	$(718,813)	$—	$—

Total Bank of America, NA	718,813	(718,813)	—	—

JPMorgan Chase & Co.

Foreign Currency Exchange Contracts	$146,508	$(34,920)	$(111,588)	$—

Total JPMorgan Chase & Co.	146,508	(34,920)	(111,588)	—

Total	$865,321	$(753,733)	$(111,588)	$—

[3]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Citigroup, Inc.

Forward Currency Exchange Contracts	$17,021	$—	$—	$17,021

Total Citigroup, Inc.	17,021	—	—	17,021

Total	$17,021	$—	$—	$17,021

[1]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount payable to the counterparty in the event of default.

207 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

JPMorgan Chase & Co.

Forward Currency Exchange Contracts	$8,686	$—	$(7,366)	$1,320

Total JPMorgan Chase & Co.	8,686	—	(7,366)	1,320

Total	$8,686	$—	$(7,366)	$1,320

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2016, are as follows:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Bank of America, NA

Forward Currency Exchange Contracts	$2,704	$—	$—	$2,704

Total Bank of America, NA	2,704	—	—	2,704

JPMorgan Chase & Co.

Forward Currency Exchange Contracts	$7,366	$—	$7,366	$—

Total JPMorgan Chase & Co.	7,366	—	7,366	—

Total	$10,070	$—	$7,366	$2,704

[3]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [4]Represents the net amount receivable from the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value

Semi-Annual Report September 2016 / 208

Notes to Financial Statements (Continued)

of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2016, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

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Notes to Financial Statements (Continued)

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2016, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the six months ended September 30, 2016, the Funds did not received any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2016, the Total Return Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the six months ended September 30, 2016.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take

Semi-Annual Report September 2016 / 210

Notes to Financial Statements (Continued)

place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2016, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

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Notes to Financial Statements (Continued)

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2016, for which a portfolio is the seller of protection are also disclosed. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2016, the Low Duration Bond Fund held swaptions.

Semi-Annual Report September 2016 / 212

Notes to Financial Statements (Continued)

In addition to the securities listed above, the Alpha Trak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2016, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related

213 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2016, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$30,289,670	$14,781,931

Low Duration Bond Fund	338,882,503	327,950,572

Intermediate Bond Fund	315,546,871	324,472,869

Total Return Bond Fund	59,890,633,507	52,430,954,574

High Yield Bond Fund	700,406,740	737,406,317

Unconstrained Bond Fund	591,348,592	338,202,225

Floating Rate Income Fund	71,065,496	28,377,214

Strategic Income Fund	11,363,588	12,793,343

AlphaTrak 500 Fund	1,482,623	1,225,128

Semi-Annual Report September 2016 / 214

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2016 were as follows:

PORTFOLIO	PURCHASES	SALES

Ultra Short Bond Fund	$7,496,505	$884,255

Low Duration Bond Fund	785,966,665	584,947,040

Intermediate Bond Fund	977,133,407	935,906,248

Total Return Bond Fund	41,705,114,439	41,296,658,975

Unconstrained Bond Fund	66,749,843	2,372,222

Strategic Income Fund	105,906	105,062

AlphaTrak 500 Fund	129,766	50,082

Transactions in swaption contracts written for the six months ended September 30, 2016, were as follows:

LOW DURATION
BOND FUND
	CONTRACTS	PREMIUMS
Outstanding at April 1, 2016	30,000	$540,000
Swaptions written during period	—	—	—	—
Swaptions closed during period	—	—
Swaptions expired during period	—	—	—	—
Swaptions exercised during period	—	—
Outstanding at September 30, 2016	30,000	$540,000

Transactions in option contracts written for the six months ended September 30, 2016, were as follows:

	TOTAL RETURN BOND FUND		TOTAL RETURN BOND FUND
	CALL CONTRACTS	CALL PREMIUMS	PUT CONTRACTS	PUT PREMIUMS

Outstanding at April 1, 2016	413	$50,423	10,000	$223,000

Options written during period	36,000	8,054,373	161,000	25,468,895

Options closed during period	(2,413)	(95,023)	(146,000)	(24,196,895)

Options expired during period	(4,000)	(340,773)	(10,000)	(223,000)

Options exercised during period	—	—	—	—

Outstanding at September 30, 2016	30,000	$7,669,000	15,000	$1,272,000

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.08% resulting in $804,944 of total management fees for the six months ended September 30, 2016. The Adviser charges the Alpha Trak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.34% resulting in $9,881 total management fees for the six months ended September 30, 2016.

215 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2016, were as follows:

	INVESTMENT ADVISORY FEE				CONTRACTUAL EXPENSE
	RATE				LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS

Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A

Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A

Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A

Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%

High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A

Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A

Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A

Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A

AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2017, unless approved by the Board.

At September 30, 2016, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2017	2018	2019	2020	TOTAL

Ultra Short Bond Fund	$163,689	$255,028	$256,571	$134,609	$809,897

Intermediate Bond Fund	15,475	53,881	—	—	69,356

High Yield Bond Fund	358,500	785,013	173,972	134,967	1,452,452

Unconstrained Bond Fund	—	50,371	5,307	—	55,678

Floating Rate Income Fund	123,362	83,121	60,249	26,388	293,120

AlphaTrak 500 Fund	129,255	112,318	120,243	81,635	443,451

Total	$790,281	$1,339,732	$616,342	$377,599	$3,123,954

During the six months ended September 30, 2016, the Adviser recouped $21,301 from the Intermediate Bond Fund and $116,911 from the Unconstrained Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $52,500 and $3,750 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $75,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $15,000 and $1,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

Semi-Annual Report September 2016 / 216

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the HighYield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2016. The Alpha Trak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2017, to pay the distribution expenses of the Alpha Trak 500 Fund out of its own resources.

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

The Board of Trustees has approved a Supplemental Administration Agreement, dated and effective as of July 29, 2015, between the Adviser and the Trust. The Supplemental Administration Agreement provides for payment to the Adviser for a variety of supplemental administrative services either not provided by BNY Mellon Investment Servicing (US) Inc., the Funds’ administrator, or services related to additional support or review and supervision of the administrator’s services. The fee payable under this Agreement is an amount set from time to time by the Board of Trustees, which may not exceed $650,000 annually for all Funds. To date, no fees have been charged or paid under the Agreement.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	18,299,489	16,273,702	17,464,894	18,734,104

Shares sold	1,887,932	10,427,889	1,964,667	10,719,912

Shares issued through reinvestment of distributions	69,015	106,263	73,075	109,397

Shares redeemed	(4,070,322)	(8,508,365)	(2,140,588)	(12,098,519)

Net increase/(decrease) in fund shares	(2,113,375)	2,025,787	(102,846)	(1,269,210)

Shares outstanding at end of period	16,186,114	18,299,489	17,362,048	17,464,894

217 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	171,038,365	198,650,634	219,424,752	217,471,268

Shares sold	11,021,371	42,544,828	37,453,043	98,130,036

Shares issued through reinvestment of distributions	972,188	2,023,370	1,375,802	2,476,074

Shares redeemed	(23,766,609)	(72,180,467)	(47,573,481)	(98,652,626)

Net increase/(decrease) in fund shares	(11,773,050)	(27,612,269)	(8,744,636)	1,953,484

Shares outstanding at end of period	159,265,315	171,038,365	210,680,116	219,424,752

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	652,992	404,363

Shares sold	134,124	377,780

Shares issued through reinvestment of distributions	1,385	3,101

Shares redeemed	(80,922)	(132,252)

Net increase in fund shares	54,587	248,629

Shares outstanding at end of period	707,579	652,992

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	18,812,209	15,306,206	103,485,612	98,733,197

Shares sold	2,405,929	8,289,053	13,475,110	24,175,571

Shares issued through reinvestment of distributions	103,173	277,124	785,547	1,888,060

Shares redeemed	(6,748,803)	(5,060,174)	(11,747,443)	(21,311,216)

Net increase/(decrease) in fund shares	(4,239,701)	3,506,003	2,513,214	4,752,415

Shares outstanding at end of period	14,572,508	18,812,209	105,998,826	103,485,612

Semi-Annual Report September 2016 / 218

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	1,522,053,047	1,503,218,234	4,272,994,483	3,657,432,478

Shares sold	203,436,217	436,934,989	945,724,754	1,606,579,177

Shares issued through reinvestment of distributions	12,740,705	40,057,068	36,847,419	100,754,414

Shares redeemed	(225,738,028)	(458,157,244)	(583,767,294)	(1,091,771,586)

Net increase/(decrease) in fund shares	(9,561,106)	18,834,813	398,804,879	615,562,005

Shares outstanding at end of period	1,512,491,941	1,522,053,047	4,671,799,362	4,272,994,483

	TOTAL RETURN BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	26,863,547	25,536,843	1,049,072,162	691,565,369

Shares sold	35,627,544	18,080,875	232,697,832	482,441,735

Shares issued through reinvestment of distributions	223,187	751,750	11,210,865	27,481,581

Shares redeemed	(4,012,606)	(17,505,921)	(85,081,015)	(152,416,523)

Net increase in fund shares	31,838,125	1,326,704	158,827,682	357,506,793

Shares outstanding at end of period	58,701,672	26,863,547	1,207,899,844	1,049,072,162

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	54,778,695	78,671,133	62,970,316	77,788,026

Shares sold	4,838,387	14,443,559	8,895,985	29,841,493

Shares issued through reinvestment of distributions	913,978	2,431,323	1,119,485	2,662,171

Shares redeemed	(19,160,446)	(40,767,320)	(15,853,170)	(47,321,374)

Net (decrease) in fund shares	(13,408,081)	(23,892,438)	(5,837,700)	(14,817,710)

Shares outstanding at end of period	41,370,614	54,778,695	57,132,616	62,970,316

219 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	70,589,674	61,782,339	119,202,854	108,814,137

Shares sold	12,344,744	32,946,154	37,343,378	46,786,850

Shares issued through reinvestment of distributions	667,208	1,241,255	1,032,650	1,982,569

Shares redeemed	(15,901,176)	(25,380,074)	(17,962,041)	(38,380,702)

Net increase/(decrease) in fund shares	(2,889,224)	8,807,335	20,413,987	10,388,717

Shares outstanding at end of period	67,700,450	70,589,674	139,616,841	119,202,854

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	837,086	605,049	14,232,960	13,651,778

Shares sold	326,933	589,287	3,153,841	5,750,171

Shares issued through reinvestment of distributions	13,518	24,894	279,105	555,230

Shares redeemed	(185,281)	(382,144)	(302,581)	(5,724,219)

Net increase in fund shares	155,170	232,037	3,130,365	581,182

Shares outstanding at end of period	992,256	837,086	17,363,325	14,232,960

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	7,397,766	8,833,702	7,646,228	10,918,780

Shares sold	3,025,573	3,255,588	2,762,759	2,722,670

Shares issued through reinvestment of distributions	125,679	260,442	140,243	375,885

Shares redeemed	(1,753,097)	(4,951,966)	(1,955,784)	(6,371,107)

Net increase/(decrease) in fund shares	1,398,155	(1,435,936)	947,218	(3,272,552)

Shares outstanding at end of period	8,795,921	7,397,766	8,593,446	7,646,228

Semi-Annual Report September 2016 / 220

Notes to Financial Statements (Continued)

	ALPHATRAK FUND
	CLASS M	CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2016 (UNAUDITED)	YEAR ENDED MARCH 31, 2016

Change in Fund shares:

Shares outstanding at beginning of period	333,047	1,349,042

Shares sold	186,888	386,769

Shares issued through reinvestment of distributions	4,706	1,828

Shares redeemed	(130,488)	(1,404,592)

Net increase/(decrease) in fund shares	61,106	(1,015,995)

Shares outstanding at end of period	394,153	333,047

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2016, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

Ultra Short Bond Fund	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$ 284,468	$ 4,796,493

Low Duration Bond Fund	—	99,373,584	21,029,490	42,081,240	—	55,434,071

High Yield Bond Fund	—	—	—	—	3,275,608	59,903,820

Unconstrained Bond Fund	—	—	—	—	2,222,418	3,156,552

Floating Rate Income Fund*	—	—	—	—	202,840	1,210,847

Strategic Income Fund	6,589,872	47,852,416	18,413,032	41,345,040	4,429	1,713,081

AlphaTrak 500 Fund	—	63,409,884	15,892,244	12,617,196	35,176	55,884

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of September 30, 2016, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$ 12,836	$ —	$ 1,009,315	$255,816,060

Undistributed long-term gains	—	—	2,496,840	38,490,387

Other temporary differences	(17,492)	(1,056,637)	(58,170)	(13,274,509)

Accumulated capital loss carryforwards and post-October losses	(47,127,521)	(217,918,385)	—	—

Net unrealized appreciation	168,840	4,434,732	9,539,316	622,260,944

Total accumulated earnings/(losses)	$(46,963,337)	$(214,540,290)	$12,987,301	$903,292,882

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$ 2,524,814	$ 1,777,229	$ 6,599	$ 373,385	$ 11,748

Other temporary differences	(281,206)	(1,009,873)	(1,724)	(24,395)	(802)

Accumulated capital loss carryforwards and post- October losses	(63,179,428)	(5,378,970)	(1,413,687)	(109,327,998)	(92,010,384)

Net unrealized appreciation/(depreciation)	(97,277,051)	(24,416,996)	(3,523,817)	1,334,383	(16,813)

Total accumulated earnings/(losses)	$(158,212,871)	$(29,028,610)	$(4,932,629)	$(107,644,625)	$(92,016,251)

221 / Semi-Annual Report September 2016

Notes to Financial Statements (Continued)

Permanent differences incurred during the fiscal year ended March 31, 2016, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Ultra Short Bond Fund	$—	$1,489,245	$(1,489,245)

Low Duration Bond Fund	4,214	(4,214)	—

Intermediate Bond Fund	745,670	(745,670)	—

Total Return Bond Fund	33,309,716	(33,309,716)	—

High Yield Bond Fund	(544,672)	1,199,093	(654,421)

Unconstrained Bond Fund	(23,616)	23,616	—

Floating Rate Income Fund	(148)	148	—

Strategic Income Fund	—	6,589,872	(6,589,872)

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2016	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2015
Distributions from:

Ordinary income (inclusive of short-term capital gains)	$1,125,116	$1,383,172	$43,127,013	$48,311,692

Total taxable distributions	$1,125,116	$1,383,172	$43,127,013	$48,311,692

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2016	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2015
Distributions from:

Ordinary income (inclusive of short-term capital gains)	$23,413,000	$13,419,137	$1,657,931,994	$850,522,965

Net long-term capital gains	39,282	680,205	334,609,524	36,905,556

Total taxable distributions	$23,452,282	$14,099,342	$1,992,541,518	$887,428,521

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2016	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2015
Distributions from:

Ordinary income (inclusive of short-term capital gains)	$52,054,567	$ 88,003,747	$47,055,696	$21,822,646

Net long-term capital gains	—	21,302,928	—	—

Total taxable distributions	$52,054,567	$109,306,675	$47,055,696	$21,822,646

Semi-Annual Report September 2016 / 222

Notes to Financial Statements (Continued)

	FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31, 2016	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2015	MARCH 31, 2016	MARCH 31, 2015
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,783,912	$5,673,067	$5,277,694	$4,124,788	$13,244	$46,107

Net long-term capital gains	5,518	17,195	—	—	—	—

Total taxable distributions	$5,789,430	$5,690,262	$5,277,694	$4,124,788	$13,244	$46,107

Domestic Blocker Income Tax

The Domestic Blocker recorded a provision for income tax expense (benefit) for the period ended September 30, 2016.This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current $ –

Deferred $ –

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of September 30, 2016 are as follows:

Deferred Tax Assets:

Net Operating Loss Carryforward	$ 1,239,396

Capital Loss Carryforward	3,356,392

Charitable Contribution Carryforward	2,053

Less Deferred Tax Liabilities:
Unrealized appreciation on investment in Entegra TC, LLC	(1,500,839)

Total net deferred tax assets before valuation allowance	3,097,002

Less: Valuation Allowance	(3,097,002)

Net deferred tax asset	$ —

The capital loss carryforwards are available to offset future capital gains of the Blocker Corporation. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Blocker Corporation has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration

March 31, 2015	$8,521,573	March 31, 2020

March 31, 2016	$—	March 31, 2021

March 31, 2017	$—	March 31, 2022

Net operating losses are available to offset future taxable income of the Blocker Corporation. For federal income tax purposes, net operating losses of a corporation may be carried forward for 20 years.

Fiscal Net Operating Loss	Amount	Expiration

March 31, 2015	$1,010,232	March 31, 2035

March 31, 2016	$2,116,216	March 31, 2036

March 31, 2017	$20,265	March 31, 2037

223 / Semi-Annual Report September 2016

Notes to Financial Statements (Concluded)

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 35% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the period ended September 30, 2016 as follows:

Income tax expense at Federal statutory rate of 35%	$168,192

State income tax expense, net of federal benefit	21,083

Valuation allowance changes affecting the provision for income taxes	(189,275)

Total income tax expense	$—

The Blocker Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Blocker Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Blocker Corporation. Tax periods ended March 31, 2015 and 2016 remain subject to examination by tax authorities in the United States. Due to the nature of the Blocker Corporation’s investments, the Blocker Corporation may be required to file income tax returns in several states. The Blocker Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of September 14, 2017. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2016. The Funds pay the Bank a commitment fee equal to 0.13% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Semi-Annual Report September 2016 / 224

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013 (the “Agreement”) between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain series of the Trust. The Agreement was amended on June 26, 2013 for the purpose of adding the Floating Rate Income Fund.

On September 26, 2016, the Board of Trustees of the Trust (the “Board”) approved the renewal of the Agreement for an additional one-year term from February 6, 2017 through February 5, 2018. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone on September 6, 2016, and in person with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. That information response included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to peer groups of other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.
Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the recent growth in assets. The Independent Trustees considered the ability of the Adviser to attract and retain qualified business professionals and its compensation program, noting in particular the Adviser’s recent hiring of professionals in various areas over the past several years, including a new Chief Data Officer, upgrading resources in the middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser, and the integration and harmonization of operations between the Adviser and TCW. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge (formerly Lipper Analytical Services, Inc.), an

225 / Semi-Annual Report September 2016

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

independent data provider, with respect to various longer and more recent periods. In reviewing each Fund’s relative performance, the Board took into account each Fund’s distinct characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer-term periods, which the Board believes are the most relevant. Most Funds had one or more periods of performance below peer group averages, but no Fund lagged peer group averages for all periods considered (1, 3, 5 and 10 years). The Board indicated its belief that the performance of each Fund with respect to periods where the Fund lagged its peer group average remained satisfactory given the more conservative portfolio that the Adviser had established and maintained for that Fund and the reasons for that more conservative strategy in light of the Adviser’s overall view of the fixed income markets. The Board concluded that the Adviser was implementing each Fund’s investment objective and that the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund. The Board considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison for either the Unconstrained Bond Fund or the Strategic Income Fund. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board noted that such a fee structure is designed so that the fee would be on the higher end of its range only if the shareholders were able to enjoy favorable net performance. The Board noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board noted further that the relatively high total expense ratio for the AlphaTrak 500 Fund related primarily to the small asset base for that Fund. The Board concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional and sub-advisory clients of the Adviser with similar investment mandates, with accounts managed by affiliates of TCW. The Board concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also considered the recent implementation of a supplemental administrative services agreement that reimburses the Adviser for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and the Independent Trustees. The Board noted that no fee had yet been paid to the Adviser under that supplemental agreement. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses, and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its contractual advisory fee and total expenses remain below the peer group median. The

Semi-Annual Report September 2016 / 226

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

Board and the Independent Trustees recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as obtaining and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees further noted the Adviser’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

227 / Semi-Annual Report September 2016

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Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

229 / Semi-Annual Report September 2016

Metropolitan West Funds

Privacy Policy (Concluded)

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2016 / 230

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MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.TCW.com

BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, California 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, California 90013

DISTRIBUTOR

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, Pennsylvania 19312

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, California 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDmwSAR    11/3/16

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	12/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	12/8/2016

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date	12/8/2016

*	Print the name and title of each signing officer under his or her signature.